UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-10325

VANECK ETF TRUST
(Exact name of registrant as specified in charter)

666 Third Avenue, New York, NY 10017
(Address of principal executive offices) (Zip code)

Van Eck Associates Corporation
666 Third Avenue, New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 293-2000

Date of fiscal year end: DECEMBER 31

Date of reporting period: DECEMBER 31, 2023

Item 1. Reports to Shareholders

ANNUAL REPORT December 31, 2023

Agribusiness ETF	MOO
CMCI Commodity Strategy ETF	CMCI
Future of Food ETF	YUMY
Gold Miners ETF	GDX®
Green Metals ETF	GMET
Junior Gold Miners ETF	GDXJ®
Low Carbon Energy ETF	SMOG
Natural Resources ETF	HAP
Oil Refiners ETF	CRAK
Oil Services ETF	OIH
Rare Earth/Strategic Metals ETF	REMX
Steel ETF	SLX
Uranium+Nuclear Energy ETF	NLR

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of December 31, 2023.

VANECK ETFs

PRESIDENT’S LETTER

December 31, 2023 (unaudited)

Dear Fellow Shareholders:

Our outlook for financial markets in 2023 was “sideways” and “40/60” or overweight bonds. This strategy worked well until November 2023, when the market suddenly rallied aggressively and priced in U.S. Federal Reserve (“Fed”) interest rate cuts which were to happen in 2024. It is one of the wonders of the market that it can price in its view of the future so quickly.

In this sense, it could be that 2024 has already happened. One could imagine that the three major factors—monetary policy, government spending and global economic growth—will not change much in 2024.

So, let’s review those three major forces on markets and some risks and trends worth noting.

Discussion

1.	Monetary Policy: Not Very Stimulative

To recap this cycle: stocks and bonds historically do not perform well when the Fed tightens monetary conditions. And that’s just what the Fed announced it would be doing at the end of 2021. This would include raising rates and changing its balance sheet actions, which doesn’t create a great environment for financial assets.

A second, modern component to monetary policy is the Fed balance sheet. After buying bonds during the pandemic, the Fed has now started shrinking the balance sheet—from a high of almost $9 trillion in early 2022, assets dropped to just under $7.8 trillion toward the end of December 2023.1

Our favorite inflation is wage inflation, not food or gas prices. That is the kind of inflation which is endemic and hard to manage once it takes hold. And wage inflation is above 4%, not near the Fed’s 2% target, so we don’t see a big Fed stimulus. And the silent Fed action of reducing its bond holdings (“quantitative tightening”), continues.

2.	Government Spending: Also Muted

A second bearish factor is that government spending is unlikely to increase next year. The Republicans, in control of the House of Representatives, continue to look to slow government spending. While we probably didn’t sufficiently appreciate the amount of some of the Biden Administration’s spending, like with the environmental Inflation Reduction Act (“IRA”), any such upside surprises are very unlikely in 2024.

3.	Global Growth is at Low Levels

Over the last 20 years, the U.S. and China have been the two main pillars of global growth. But while there are bright spots, China is remarkable now for its economic weakness. The property market recession has helped pull Chinese prices lower year over year and that deflationary force affects the world economy. Other centers of growth like India, Indonesia and Africa are not big enough yet to drive global growth.

Notable

1.	Bonds

While interest rates whipsawed investors in 2023 with a net positive result, our outlook favoring bonds hasn’t changed, which is that they offer attractive risk-adjusted returns compared to equities, given the headwinds discussed above. Now, after the 2022 and 2023 losses, bond investments are offering attractive yields, this has been our favorite asset class to buy and remains our preference. (See What to Buy? Bonds. When? Now.2) As a reference, bonds offered attractive total returns in the 1970s even though that decade was the worst for interest rates in the last 100 years.

1

VANECK ETFs

PRESIDENT’S LETTER

(unaudited) (continued)

2.	Yield Curve

We like to look for market distortions and the most notable one is “yield curve inversion”—long-term interest rates lower than short-term rates. If, and it’s a big “if”, government entities like the Fed are stepping back from the bond markets, then it makes sense for long-term rates to be higher because with greater risk should come greater return. Yield curve inversion is present only about 10% of the time. It’s unusual.

3.	India/Emerging Markets

With the new-found ubiquity and affordability of mobile phones in India, the Internet sector there is well primed to do as well as it has in the U.S., China and other major markets. Digital India seems like a good tactical play, despite higher price/earnings ratios. Emerging markets in general have lagged for so many years that most investors have given up. So many, that 2024 may be their year.

4.	Stores of Value/Real Assets

In March 2023, I “pounded the table” on gold and Bitcoin in a CNBC interview. While those assets have rallied hard since then—again, the market likes to anticipate!—I don’t think this trend is over.

5.	Value stocks

Growth stocks had a shockingly good 2023. Stocks in banks and financials have been beaten up. They are definitely worth a close look. This outlook is discussed in a recent podcast, The Compound & Friends,3 Episode 113, released on October 13, 2023.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for each of the funds for the 12 month period ended December 31, 2023. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck ETF Trust

January 18, 2024

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”.4 Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

[1]	U.S. Federal Reserve: FEDERAL RESERVE Statistical Release, December 28, 2023, https://www.federalreserve.gov/releases/h41/20231228/

[2]	VanEck: What to Buy? Bonds. When? Now., https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-what-to-buy-bonds-when-now/

[3]	The Compound & Friends, https://podcasts.apple.com/us/podcast/the-new-kings-of-wall-street/id1456467014?i=1000631190860

[4]	VanEck: https://www.vaneck.com/us/en/subscribe/
2

VANECK ETFs

MANAGEMENT DISCUSSION

December 31, 2023 (unaudited)

Agribusiness

From its highest point towards the end of January 2023, the VanEck Agribusiness ETF fell for most of the rest of the year and the Fund lost 8.58% for the 12 month period ended December 31, 2023 (the “Period”). One sector contributed positively to the Fund’s performance—the healthcare sector, with companies in the pharmaceuticals segment of the contributing the most. The primary detractor from the Fund’s performance, however, was the materials sector. The greatest negative contribution to returns came from companies in the U.S. and Germany, while the greatest positive came from those in Japan and Norway.

The three top positive contributions to the Fund’s performance came from: Zoetis, Inc. (8.2% of Fund net assets†), Salmar ASA (1.3% of Fund net assets†), and Elanco Animal Health, Inc. (1.5% of Fund net assets†). The companies that detracted most from performance were: Bayer AG (7.0% of Fund net assets†), FMC Corp. (1.8% of Fund net assets†) and Nutrien Ltd. (6.4% of Fund net assets†).

Future of Food

With market sentiment continuing to show little favor to growth stocks, the VanEck Future of Food ETF had a disappointing year, losing 7.65% for the Period and underperforming its benchmark, the MSCI All Country World Index, by 29.85%. Only three sectors contributed positively to performance and then only minimally: utilities, healthcare and information technology. The greatest detractor from performance was the consumer staples sector. By far the greatest negative contribution to returns came from companies in the U.S., while the greatest positive contribution came from those in Switzerland.

The three top positive contributions to the Fund’s performance came from: Givaudan SA (5.1% of Fund net assets†), Ingredion, Inc. (6.8% of Fund net assets†) and Orbia Advance Corp. SAB de CV (4.4% of Fund net assets†). The companies that detracted most from performance were: FMC Corp. (2.8% of Fund net assets†), Vitasoy International Holdings Ltd. (1.5% of Fund net assets†) and Nutrien Ltd. (3.9% of Fund net assets†).

Gold Miners

The stocks of both major gold miners and their junior peers had a roller-coaster year. While persistent inflation might usually have been propitious, the U.S. Federal Reserve Bank’s raising of interest rates during the Period was not. Perhaps affected more than generally by the many uncertainties that abounded in the market and the rising cost of materials, the junior gold miners (VanEck Junior Gold Miners ETF) posted a gain of 7.78% and larger gold miners (VanEck Gold Miners ETF) posted a gain of 10.22% for the 12 month period.

Among the larger mining stocks, companies in South Africa and Australia contributed the most to performance. Companies in the U.S. and Burkina Faso detracted the most from performance. Among the juniors, Canada and Australia were the strongest contributors, while the U.S. detracted the most from performance.

The three top positive contributions to the VanEck Gold Miners ETF’s performance came from: Gold Fields Ltd. (4.3% of Fund net assets†), Wheaton Precious Metals Corp. (6.6% of Fund net assets†) and Kinross Gold Corp. (3.0% of Fund net assets†). The companies that detracted most from performance were: Franco-Nevada Corp. (6.3% of Fund net assets†), SSR Mining, Inc. (0.9% of Fund net assets†) and AngloGold Ashanti Ltd. (sold by Fund by period end).

The three top positive contributions to the VanEck Junior Gold Miners ETF’s performance came from: Kinross Gold Corp. (6.5% of Fund net assets†), Alamos Gold, Inc. (5.6% of Fund net assets†) and Cia de Minas Buenaventura SAA (3.3% of Fund net assets†). The companies that detracted most from performance were: SSR Mining, Inc. (1.9% of Fund net assets†), First Majestic Silver Corp. (1.7% of Fund net assets†) and Novagold Resources, Inc. (0.7% of Fund net assets†).

Green Metals

The VanEck Green Metals ETF had another disappointing year, losing 12.13% for the Period, not least reflecting the market’s supply and demand imbalance among green metals. The greatest positive returns

3

VANECK ETFs

MANAGEMENT DISCUSSION (unaudited) (continued)

came from companies in the Mexico. However, their contributions were significantly counterbalanced by losses from Chinese and South African companies operating across much of the spectrum of green metals.

The three top positive contributions to the Fund’s performance came from: Grupo Mexico SAB de CV (6.5% of Fund net assets†), Freeport-McMoRan, Inc. (8.4% of Fund net assets†) and Southern Copper Corp. (3.5% of Fund net assets†). The companies that detracted most from performance were: Anglo American Plc (5.6% of Fund net assets†), Albemarle Corp. (6.0% of Fund net assets†) and First Quantum Minerals Ltd. (1.5% of Fund net assets†).

Low Carbon Energy

While traditional energy stocks thrived in 2023, in contrast, reflecting amongst other things the market’s negative sentiment, despite the advantages conveyed by the Inflation Reduction Act, towards structural growth, the performance of low carbon energy stocks during the Period was both volatile and disappointing, with the VanEck Low Carbon Energy ETF recording only a small gain of 1.34%. While companies in the consumer discretionary sector contributed by far the most positively to performance, their contributions, together with those in the other sectors contributing positively, were barely able to counterbalance significant losses from companies in the information technology sector. Italy and Spain were the top contributing countries. Companies from South Korea and the U.S. detracted the most from performance.

The three top positive contributions to the Fund’s performance came from: Tesla, Inc. (7.7% of Fund net assets†), Enel SpA (6.4% of Fund net assets†) and Li Auto, Inc. (4.8% of Fund net assets†). The companies that detracted most from performance were: Enphase Energy, Inc. (3.1% of Fund net assets†), NextEra Energy, Inc. (7.5% of Fund net assets†) and SolarEdge Technologies, Inc. (1.1% of Fund net assets†).

Natural Resources

Natural resources stocks had a volatile, but ultimately successful, year with the VanEck Natural Resources ETF gaining 2.32% over the Period under review. During the year, stocks were helped by commodity prices remaining relatively resilient. The energy and materials sectors contributed the most to performance, while the healthcare sector was the greatest detractor. Australian companies contributed the most to performance, while U.S. companies detracted the most.

The three top positive contributions to the Fund’s performance came from: BHP Group Ltd. (2.8% of Fund net assets†), Shell Plc (2.8% of Fund net assets†) and Reliance Industries Ltd. (2.8% of Fund net assets†). The companies that detracted most from performance were: Chevron Corp. (3.8% of Fund net assets†), Bayer AG (1.6% of Fund net assets†) and Archer-Daniels-Midland Co. (1.7% of Fund net assets†).

Oil Refiners

Benefiting from high traditional energy prices, oil refining stocks had a good year with the VanEck Oil Refiners ETF recording a gain of 14.00% over the Period. Exposure to refiners in the U.S. contributed by far the most to the Fund’s total return. Finnish companies detracted the most from total return.

The three top positive contributions to the Fund’s performance came from: Marathon Petroleum Corp. (7.0% of Fund net assets†), Phillips 66 (8.2% of Fund net assets†) and Orlen SA (5.3% of Fund net assets†). The companies that detracted most from performance were: Neste Oyj (5.5% of Fund net assets†), S-Oil Corp. (1.6% of Fund net assets†) and SK Innovation Co., Ltd. (4.6% of Fund net assets†).

Oil Services

On the back of a strong traditional energy sector, but weaker crude oil prices than in 2022, oil services stocks performed positively in 2023 and the VanEck Oil Services ETF ended the Period up 3.21%. The oil service stocks in the UK contributed the most to performance and no countries detracted from performance.

The three top positive contributions to the Fund’s performance came from: TechnipFMC Plc (5.0% of Fund net assets†), Noble Corporation Plc (4.8% of Fund net assets†) and Transocean Ltd. (4.7% of Fund net assets†). The

4

companies that detracted most from performance were: Patterson-UTI Energy, Inc. (4.2% of Fund net assets†), Helmerich & Payne, Inc. (3.1% of Fund net assets†) and Nabors Industries Ltd. (0.8% of Fund net assets†).

Rare Earth and Strategic Metals

The VanEck Rare Earth/Strategic Metals ETF had disappointing year in 2023, losing 18.99%. In addition to falling lithium prices during the year, the Fund suffered from the continuing rotation in the market out of growth and into value stocks. The majority of the companies in the Fund’s portfolio contributed negatively to returns, and of those few companies contributing positively, those involved in the mining of lithium and/or production of lithium contributed the most. The greatest detractors from performance were three companies with mining operations and/or production involving cobalt, rare earths and lithium.

The three top positive contributions to the Fund’s performance came from: Liontown Resources Limited (5.0% of Fund net assets†), Arcadium Lithium Plc (7.6% of Fund net assets†) and Pilbara Minerals Ltd. (8.2% of Fund net assets†). The companies that detracted most from performance were: Zhejiang Huayou Cobalt Co., Ltd. (sold by the Fund by period end), China Northern Rare Earth Group High-Tech Co., Ltd. (5.0% of Fund net assets†) and Ganfeng Lithium Group Co., Ltd. (2.8% of Fund net assets†).

Steel

Despite a particularly volatile 2023, a strong middle and end to the year for steel stocks resulted in the VanEck Steel ETF recording a gain of 31.23% for the Period. The U.S., was by far the greatest contributor to performance, followed a ways behind by South Korea. No country detracted from performance.

The three top positive contributions to the Fund’s performance came from: United States Steel Corp. (5.3% of Fund net assets†), POSCO Holdings, Inc. (5.1% of Fund net assets†) and Nucor Corp. (6.7% of Fund net assets†). Only two companies detracted from performance: Worthington Steel, Inc. (sold by the Fund by period end) and Schnitzer Steel Industries, Inc. (0.7% of Fund net assets†).

Uranium+Nuclear Energy

Having displayed increasing strength throughout 2023, stocks in the VanEck Uranium+Nuclear Energy ETF recorded a gain of 36.02% for the Period. Energy companies were the greatest contributors to the Fund’s positive total return, with only the materials sector detracting from performance and then only minimally. Geographically, Canadian companies, followed closely by those in the U.S. contributed the most to performance, while those in Finland were the greatest detractors from performance.

The three top positive contributions to the Fund’s performance came from: Cameco Corp. (6.1% of Fund net assets†), Uranium Energy Corp. (4.4% of Fund net assets†) and Constellation Energy Corp. (7.1% of Fund net assets†). The companies that detracted most from performance were: Dominion Energy, Inc. (sold by Fund by period end), NuScale Power Corp. (sold by Fund by period end) and Global Atomic Corp. (1.1% of Fund net assets†).

†	All Funds assets referenced are Total Net Assets as of December 31, 2023.

The mention of a specific security is not a recommendation to buy, or solicitation to sell such security.

5

VANECK AGRIBUSINESS ETF

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVMOOTR[1]	SPTR[2]
One Year	(8.62)%	(8.58)%	(8.66)%	26.29%
Five Year	7.85%	7.82%	8.01%	15.69%
Ten Year	5.50%	5.53%	5.58%	12.03%

[1]	MVIS® Global Agribusiness Index (MVMOOTR) is a rules based index intended to give investors a means of tracking the overall performance of the companies in the global agribusiness segment which includes: agri-chemicals, animal health and fertilizers, seeds and traits, from farm/irrigation equipment and farm machinery, aquaculture and fishing, livestock, cultivation and plantations (including grain, oil palms, sugar cane, tobacco leafs, grapevines etc.) and trading of agricultural products.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

6

VANECK FUTURE OF FOOD ETF

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MSCI ACWI[1]
One Year	(7.89)%	(7.65)%	22.20%
Life*	(16.20)%	(16.16)%	1.78%

*	Inception of Fund: 11/30/21; First Day of Secondary Market Trading: 11/31/21.

[1]	MSCI All Country World Index (MSCI ACWI), (NDUEACWF) represents large- and mid-cap companies across developed and emerging market countries. The index covers approximately 85% of the global investable equity opportunity set.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

7

VANECK GOLD MINERS ETF

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	GDMNTR[1]	SPTR[2]
One Year	9.91%	10.22%	10.60%	26.29%
Five Year	9.34%	9.44%	9.80%	15.69%
Ten Year	4.86%	4.89%	5.25%	12.03%

[1]	NYSE Arca Gold Miners Index (GDMNTR) is a modified market capitalization weighted index comprised of publicly traded companies involved in the mining for gold and silver.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

8

VANECK GREEN METALS ETF

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVGMETTR[1]	SPTR[2]
One Year	(12.35)%	(12.13)%	(11.76)%	26.29%
Life*	(13.42)%	(13.45)%	(13.02)%	2.50%

*	Inception of Fund: 11/9/21; First Day of Secondary Market Trading: 11/10/21.

[1]	MVIS® Global Clean-Tech Metals Index is a global index (MVGMETTR) is a global index that tracks the performance of “Green Metals Companies” which are involved in the production, refining, processing and recycling of green metals. “Green metals” are metals used in the applications, products and processes that enable the energy transition from fossil fuels to cleaner energy sources and technologies.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

9

VANECK JUNIOR GOLD MINERS ETF

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVGDXJTR[1]	SPTR[2]
One Year	7.09%	7.78%	8.59%	26.29%
Five Year	5.68%	5.88%	6.48%	15.69%
Ten Year	3.26%	3.37%	3.75%	12.03%

[1]	MVIS® Global Junior Gold Miners Index (MVGDXJTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of small-capitalization companies that are involved primarily in the mining for gold and/or silver.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

10

VANECK LOW CARBON ENERGY ETF

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVSMOGTR[1]	SPTR[2]
One Year	1.41%	1.34%	1.42%	26.29%
Five Year	15.96%	15.78%	16.34%	15.69%
Ten Year	7.93%	7.96%	8.28%	12.03%

[1]	MVIS® Global Low Carbon Energy Index (MVSMOGTR) normally invests at least 80% of its total assets in stocks of low carbon energy companies.

Index data prior to April 26, 2021 reflects that of the Ardour Global IndexSM (Extra Liquid) (AGIXLT). From April 26, 2021 forward, the index data reflects that of MVSMOGTR. All Index history reflects a blend of the performance of the aforementioned Indexes.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

11

VANECK NATURAL RESOURCES ETF

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	RVEIT[1]	SPTR[2]
One Year	2.39%	2.32%	2.42%	26.29%
Five Year	11.66%	11.66%	11.69%	15.69%
Ten Year	5.38%	5.36%	5.49%	12.03%

[1]	VanEck® Natural Resources Index (RVEIT) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

12

VANECK OIL REFINERS ETF

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVCRAKTR[1]	SPTR[2]
One Year	13.68%	14.00%	13.57%	26.29%
Five Year	7.76%	7.72%	7.69%	15.69%
Life*	9.47%	9.50%	9.50%	12.38%

*	Inception of Fund: 8/18/15; First Day of Secondary Market Trading: 8/19/15.

[1]	MVIS® Global Oil Refiners Index (MVCRAKTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in crude oil refining which may include: gasoline, diesel, jet fuel, fuel oil, naphtha, and other petrochemicals.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

13

VANECK OIL SERVICES ETF

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVOIHTR[1]	SPTR[2]
One Year	3.18%	3.21%	3.39%	26.29%
Five Year	3.34%	3.34%	3.32%	15.69%
Ten Year	(9.15)%	(9.15)%	(9.26)%	12.03%

[1]	MVIS® US Listed Oil Services 25 Index (MVOIHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the largest and the most liquid common stocks and depositary receipts of U.S. exchange-listed companies involved in oil services to the upstream oil sector.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

14

VANECK RARE EARTH/STRATEGIC METALS ETF

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVREMXTR[1]	SPTR[2]
One Year	(19.18)%	(18.99)%	(18.42)%	26.29%
Five Year	10.65%	10.75%	10.13%	15.69%
Ten Year	(2.29)%	(2.30)%	(2.73)%	12.03%

[1]	MVIS® Global Rare Earth/Strategic Metals Index (MVREMXTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the rare earth and strategic metals segment.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

15

VANECK STEEL ETF

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	STEEL[1]	SPTR[2]
One Year	31.07%	31.23%	32.56%	26.29%
Five Year	20.68%	20.67%	21.53%	15.69%
Ten Year	7.93%	7.93%	8.37%	12.03%

[1]	NYSE Arca Steel Index (STEEL) is a modified market capitalization weighted index comprised of common stocks and ADRs of selected companies that are primarily involved in a variety of activities that are related to steel production.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

16

VANECK URANIUM+NUCLEAR ENERGY ETF

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVNLRTR[1]	SPTR[2]
One Year	36.59%	36.02%	35.80%	26.29%
Five Year	10.52%	10.40%	10.34%	15.69%
Ten Year	7.33%	7.29%	7.02%	12.03%

[1]	MVIS® Global Uranium & Nuclear Energy Index (MVNLRTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in uranium and nuclear energy. Index data prior to March 24, 2014 reflects that of the DAXglobal® Nuclear Energy Index (DXNE). From March 24, 2014, forward, the index data reflects that of MVNLRTR. All index history reflects a blend of the performance of the aforementioned Indexes.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 18 for more information.

17

VANECK ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund reflects, if applicable, temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Gold Miners Index and Steel Index are published by ICE Data Indices, LLC (ICE Data). The Agribusiness Index, Green Metal Index, Junior Gold Miners Index, Low Carbon Energy, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index and Uranium & Nuclear Energy Index are published by MarketVector Indexes GmbH (MarketVector), which is a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation. The Natural Resources Index is published by S-Network Global Indexes, LLC (S-Network).

ICE Data, MarketVector and S-Network are referred to herein as the “Index Providers”. The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

18

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 to December 31, 2023.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2023 - December 31, 2023(a)
Agribusiness ETF
Actual	$1,000.00	$962.50	0.53%	$2.62
Hypothetical (b)	$1,000.00	$1,022.53	0.53%	$2.70
CMCI Commodity Strategy ETF
Actual (c)	$1,000.00	$976.80	0.65%	$2.32
Hypothetical (b)	$1,000.00	$1,021.93	0.65%	$3.31
Future of Food ETF
Actual	$1,000.00	$964.10	0.69%	$3.42
Hypothetical (b)	$1,000.00	$1,021.73	0.69%	$3.52
Gold Miners ETF
Actual	$1,000.00	$1,052.50	0.51%	$2.64
Hypothetical (b)	$1,000.00	$1,022.63	0.51%	$2.60
Green Metals ETF
Actual	$1,000.00	$916.70	0.66%	$3.19
Hypothetical (b)	$1,000.00	$1,021.88	0.66%	$3.36
Junior Gold Miners ETF
Actual	$1,000.00	$1,081.00	0.51%	$2.68
Hypothetical (b)	$1,000.00	$1,022.63	0.51%	$2.60
Low Carbon Energy ETF
Actual	$1,000.00	$915.50	0.57%	$2.75
Hypothetical (b)	$1,000.00	$1,022.33	0.57%	$2.91
19

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2023 - December 31, 2023(a)
Natural Resources ETF
Actual	$1,000.00	$1,044.70	0.52%	$2.68
Hypothetical (b)	$1,000.00	$1,022.58	0.52%	$2.65
Oil Refiners ETF
Actual	$1,000.00	$1,174.50	0.61%	$3.34
Hypothetical (b)	$1,000.00	$1,022.13	0.61%	$3.11
Oil Services ETF
Actual	$1,000.00	$1,091.00	0.35%	$1.84
Hypothetical (b)	$1,000.00	$1,023.44	0.35%	$1.79
Rare Earth/Strategic Metals ETF
Actual	$1,000.00	$742.50	0.54%	$2.37
Hypothetical (b)	$1,000.00	$1,022.48	0.54%	$2.75
Steel ETF
Actual	$1,000.00	$1,185.10	0.56%	$3.08
Hypothetical (b)	$1,000.00	$1,022.38	0.56%	$2.85
Uranium+Nuclear Energy ETF
Actual	$1,000.00	$1,255.70	0.61%	$3.47
Hypothetical (b)	$1,000.00	$1,022.13	0.61%	$3.11

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2023), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
(c)	Expenses are equal to the Fund’s annualized expense ratio (for the period from August 22, 2023 (commencement of operations) to December 31, 2023) multiplied by the average account value over the period, multiplied by the number of days since the commencement of operations divided by the number of days in the fiscal year.
20

VANECK AGRIBUSINESS ETF

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 100.0%
Australia: 2.4%
Incitec Pivot Ltd.	4,680,919	$9,078,247
Treasury Wine Estates Ltd. †	1,757,647	12,948,959
		22,027,206
Brazil: 3.5%
Rumo SA	3,421,900	16,176,430
Yara International ASA (NOK)	432,007	15,354,091
		31,530,521
Canada: 6.4%
Nutrien Ltd. (USD)	1,042,864	58,744,529
Chile: 1.0%
Sociedad Quimica y Minera de Chile SA (ADR)	152,981	9,212,516
China: 4.0%
China Mengniu Dairy Co. Ltd. (HKD) *	4,212,000	11,346,682
Wilmar International Ltd. (SGD)	9,287,051	25,100,179
		36,446,861
Denmark: 1.1%
Bakkafrost P/F (NOK)	133,935	7,004,960
Schouw & Co. A/S	37,175	3,047,568
		10,052,528
Germany: 8.0%
Bayer AG	1,715,529	63,693,180
K+S AG	569,491	8,996,312
		72,689,492
Indonesia: 0.3%
Golden Agri-Resources Ltd. (SGD)	13,584,145	2,675,575
Israel: 0.9%
ICL Group Ltd. (USD) †	1,534,632	7,688,506
Japan: 5.3%
Kubota Corp. †	2,213,630	33,226,843
Maruha Nichiro Corp.	125,100	2,462,821
NH Foods Ltd.	266,600	9,040,522
Nissui Corp.	687,800	3,699,496
		48,429,682
Malaysia: 2.6%
IOI Corp. Bhd	5,722,455	4,893,953
Kuala Lumpur Kepong Bhd	1,347,970	6,397,286
PPB Group Bhd	1,650,880	5,202,338
Sime Darby Plantation Bhd	7,202,200	6,982,008
		23,475,585
Netherlands: 1.0%
OCI NV	326,457	9,467,174
Norway: 4.1%
Leroy Seafood Group ASA	833,154	3,428,917
Mowi ASA	1,215,505	21,775,972
Salmar ASA	211,608	11,855,962
		37,060,851
Russia: 0.0%
PhosAgro PJSC ∞	97,916	0
PhosAgro PJSC (USD) (GDR) ∞	1,892	0
	Number of Shares	Value
Russia (continued)
PhosAgro PJSC (USD) (GDR) ∞	1	$0
		0
Singapore: 0.8%
Charoen Pokphand Indonesia Tbk PT (IDR)	21,468,100	7,004,115
Switzerland: 0.9%
Bucher Industries AG	19,823	8,326,870
Taiwan: 0.5%
Taiwan Fertilizer Co. Ltd.	2,218,000	4,880,698
Thailand: 0.8%
Charoen Pokphand Foods PCL (NVDR)	12,998,936	7,449,277
United Kingdom: 3.9%
CNH Industrial NV (USD)	2,612,762	31,823,441
Genus Plc	123,774	3,419,223
		35,242,664
United States: 52.5%
AGCO Corp.	147,049	17,853,219
Archer-Daniels-Midland Co.	702,220	50,714,328
Balchem Corp.	55,638	8,276,152
Bunge Global SA	326,614	32,971,683
CF Industries Holdings, Inc.	392,246	31,183,557
Corteva, Inc.	1,067,098	51,135,336
Darling Ingredients, Inc. *	370,246	18,453,061
Deere & Co.	187,471	74,964,029
Elanco Animal Health, Inc. *	923,754	13,763,935
FMC Corp.	267,272	16,851,500
Mosaic Co.	583,483	20,847,847
Neogen Corp. * †	418,351	8,413,039
Pilgrim’s Pride Corp. *	119,774	3,312,949
Toro Co. †	213,195	20,464,588
Tyson Foods, Inc.	661,967	35,580,726
Zoetis, Inc.	376,526	74,314,937
		479,100,886
Total Common Stocks (Cost: $1,099,062,640)		911,505,536

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 3.0%
Money Market Fund: 3.0% (Cost: $27,567,080)
State Street Navigator Securities Lending Government Money Market Portfolio	27,567,080	27,567,080
Total Investments: 103.0% (Cost: $1,126,629,720)		939,072,616
Liabilities in excess of other assets: (3.0)%		(27,015,297)
NET ASSETS: 100.0%		$912,057,319

See Notes to Financial Statements

21

VANECK AGRIBUSINESS ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
NOK	Norwegian Krone
NVDR	Non-Voting Depositary Receipt
SGD	Singapore Dollar
USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $41,077,399.
*	Non-income producing
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Staples	32.2%	$293,349,338
Materials	26.6	242,503,950
Industrials	23.3	212,047,935
Health Care	17.9	163,604,313
	100.0%	$911,505,536

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$22,027,206	$—	$22,027,206
Brazil	—	31,530,521	—	31,530,521
Canada	58,744,529	—	—	58,744,529
Chile	9,212,516	—	—	9,212,516
China	—	36,446,861	—	36,446,861
Denmark	—	10,052,528	—	10,052,528
Germany	—	72,689,492	—	72,689,492
Indonesia	—	2,675,575	—	2,675,575
Israel	7,688,506	—	—	7,688,506
Japan	—	48,429,682	—	48,429,682
Malaysia	5,202,338	18,273,247	—	23,475,585
Netherlands	—	9,467,174	—	9,467,174
Norway	—	37,060,851	—	37,060,851
Russia	—	—	0	0
Singapore	—	7,004,115	—	7,004,115
Switzerland	—	8,326,870	—	8,326,870
Taiwan	—	4,880,698	—	4,880,698
Thailand	—	7,449,277	—	7,449,277
United Kingdom	31,823,441	3,419,223	—	35,242,664
United States	479,100,886	—	—	479,100,886
Money Market Fund	27,567,080	—	—	27,567,080
Total Investments	$619,339,296	$319,733,320	$0	$939,072,616

See Notes to Financial Statements

22

VANECK CMCI COMMODITY STRATEGY ETF

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31,2023

	Par (000’s	)	Value
Short-Term Investments: 103.9%
United States Treasury Obligations: 102.8%
United States Treasury Bills
5.30%, 03/21/24 (a)	$1,150		$1,136,911
5.30%, 04/02/24 (a)	1,250		1,233,557
5.33%, 01/11/24 (a)	50		49,935
5.40%, 01/16/24	50		49,898
			2,470,301
	Number of Shares	Value
Money Market Fund: 1.1%
Invesco Treasury Portfolio - Institutional Class	26,217	$26,217
Total Short-Term Investments: 103.9% (Cost: $2,495,974)		2,496,518
Liabilities in excess of other assets: (3.9)%		(93,679)
NET ASSETS: 100.0%		$2,402,839

Total Return Swap Contracts

Long Exposure

Counterparty	Reference Obligation	Notional Amount	Rate paid by the Fund (b)	Payment Frequency	Termination Date	Unrealized Appreciation/ (Depreciation)	% of Net Assets
UBS	UBS Bloomberg Constant Maturity Index Total Return	$2,469,000	5.75%	Monthly	01/03/24	$(79,504)	3.3%

Definitions:

USD	United States Dollar

Footnotes:

(a)	All or a portion of these securities are segregated for swap collateral. Total value of securities segregated is $469,402.
(b)	The rate shown reflects the rate in effect at the end of the reporting period: Secured Overnight Financing Rate + 0.40%.

Summary of Investments by Sector	% of Investments	Value
Government	98.9%	$2,470,301
Money Market Fund	1.1	26,217
	100.0%	$2,496,518

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
United States Treasury Obligations	$—	$2,470,301	$—	$2,470,301
Money Market Fund	26,217	—	—	26,217
Total Investments	$26,217	$2,470,301	$—	$2,496,518
Other Financial Instruments:
Total Return Swap Contracts	$—	$(79,504)	$—	$(79,504)

See Notes to Financial Statements

23

VANECK FUTURE OF FOOD ETF

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 96.8%
Brazil: 2.0%
Yara International ASA (NOK)	1,847	$65,645
Canada: 5.3%
Maple Leaf Foods, Inc.	2,200	42,111
Nutrien Ltd. (USD)	2,280	128,432
		170,543
China: 1.5%
Vitasoy International Holdings Ltd. (HKD)	48,000	47,841
Denmark: 5.2%
Novozymes A/S	3,091	170,033
France: 3.3%
Danone SA	1,628	105,689
Germany: 3.6%
Symrise AG	1,052	115,683
Ireland: 3.3%
Kerry Group Plc	1,228	107,300
Isle of Man: 0.3%
Agronomics Ltd. *	76,708	9,290
Japan: 2.2%
Kubota Corp.	4,800	72,049
Mexico: 4.4%
Orbia Advance Corp. SAB de CV	64,280	142,798
Netherlands: 0.7%
Corbion NV	1,060	22,716
Philippines: 0.7%
Monde Nissin Corp. 144A	147,600	22,337
Sweden: 1.8%
Oatly Group AB (ADR) * †	50,452	59,533
Switzerland: 10.6%
Bucher Industries AG	216	90,733
Givaudan SA	40	165,750
Nestle SA	768	88,963
		345,446
United States: 51.9%
AppHarvest, Inc. *	39,524	40
	Number of Shares	Value
United States (continued)
Archer-Daniels-Midland Co.	1,156	$83,486
Atlantic Sapphire ASA (NOK) *	10,900	1,728
Balchem Corp.	308	45,815
Ball Corp.	1,844	106,067
Berry Global Group, Inc.	696	46,903
Beyond Meat, Inc. * †	1,589	14,142
Bunge Global SA	1,652	166,770
Conagra Brands, Inc.	1,584	45,397
Corteva, Inc.	3,295	157,896
Deere & Co.	500	199,936
FMC Corp.	1,457	91,864
Ingredion, Inc.	2,044	221,836
International Flavors & Fragrances, Inc.	1,016	82,266
John Bean Technologies Corp.	532	52,907
Kellanova	780	43,610
Lindsay Corp.	664	85,762
Local Bounti Corp. *	427	884
Titan International, Inc. *	3,380	50,294
Trimble, Inc. *	1,732	92,142
Valmont Industries, Inc.	408	95,272
WK Kellogg Co.	195	2,562
		1,687,579
Total Common Stocks (Cost: $4,049,891)		3,144,482

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.6%
Money Market Fund: 2.6% (Cost: $85,782)
State Street Navigator Securities Lending Government Money Market Portfolio	85,782	85,782
Total Investments: 99.4% (Cost: $4,135,673)		3,230,264
Other assets less liabilities: 0.6%		19,834
NET ASSETS: 100.0%		$3,250,098

Definitions:

ADR	American Depositary Receipt
HKD	Hong Kong Dollar
NOK	Norwegian Krone
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $69,986.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted. These securities have an aggregate value of $22,337, or 0.7% of net assets.

See Notes to Financial Statements

24

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Materials	42.7%	$1,341,869
Consumer Staples	33.5	1,054,228
Industrials	20.6	646,953
Information Technology	2.9	92,142
Financials	0.3	9,290
	100.0%	$3,144,482

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Brazil	$—	$65,645	$—	$65,645
Canada	170,543	—	—	170,543
China	—	47,841	—	47,841
Denmark	—	170,033	—	170,033
France	—	105,689	—	105,689
Germany	—	115,683	—	115,683
Ireland	107,300	—	—	107,300
Isle of Man	9,290	—	—	9,290
Japan	—	72,049	—	72,049
Mexico	142,798	—	—	142,798
Netherlands	—	22,716	—	22,716
Philippines	22,337	—	—	22,337
Sweden	59,533	—	—	59,533
Switzerland	—	345,446	—	345,446
United States	1,687,539	40	—	1,687,579
Money Market Fund	85,782	—	—	85,782
Total Investments	$2,285,122	$945,142	$—	$3,230,264

See Notes to Financial Statements

25

VANECK GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 99.8%
Australia: 11.3%
Capricorn Metals Ltd. * † ‡	20,050,051	$64,357,270
Emerald Resources NL * † ‡	33,158,599	68,071,396
Evolution Mining Ltd. ‡	105,079,094	283,073,281
Genesis Minerals Ltd. * † ‡	58,231,049	71,007,737
Gold Road Resources Ltd. † ‡	57,529,786	77,002,407
Northern Star Resources Ltd. ‡	61,150,496	568,109,598
Perseus Mining Ltd. ‡	73,086,967	92,052,113
Ramelius Resources Ltd. ‡	60,479,560	69,387,841
Red 5 Ltd. * † ‡	183,287,984	38,696,331
Regis Resources Ltd. * † ‡	40,191,502	59,680,236
Silver Lake Resources Ltd. * † ‡	49,737,568	40,301,500
West African Resources Ltd. * † ‡	54,599,293	35,162,971
		1,466,902,681
Brazil: 6.6%
Wheaton Precious Metals Corp. (USD) †	17,503,906	863,642,722
Burkina Faso: 0.5%
IAMGOLD Corp. (USD) * † ‡	25,609,846	64,792,910
Canada: 41.5%
Agnico Eagle Mines Ltd. (USD) †	19,102,999	1,047,799,495
Alamos Gold, Inc. (USD) ‡	21,090,479	284,088,752
Aya Gold & Silver, Inc. * † ‡	6,510,989	47,946,082
B2Gold Corp. (USD) ‡	69,199,440	218,670,230
Barrick Gold Corp. (USD)	67,852,312	1,227,448,324
Dundee Precious Metals, Inc. ‡	9,653,861	62,084,591
Equinox Gold Corp. (USD) * † ‡	16,653,671	81,436,451
First Majestic Silver Corp. (USD) † ‡	15,268,065	93,898,600
Fortuna Silver Mines, Inc. (USD) * † ‡	16,302,465	62,927,515
Franco-Nevada Corp. (USD)	7,423,537	822,602,135
K92 Mining, Inc. * † ‡	12,443,231	61,432,909
Kinross Gold Corp. (USD) ‡	65,325,716	395,220,582
MAG Silver Corp. (USD) * † ‡	5,477,884	57,024,772
New Gold, Inc. (USD) * ‡	36,422,093	53,176,256
OceanaGold Corp. ‡	37,639,378	72,504,186
Osisko Gold Royalties Ltd. (USD) † ‡	9,852,651	140,695,856
Pan American Silver Corp. (USD) ‡	19,391,732	316,666,984
Sandstorm Gold Ltd. (USD) ‡	15,759,817	79,271,880
SilverCrest Metals, Inc. (USD) * † ‡	7,758,829	50,820,330
SSR Mining, Inc. (USD) ‡	10,849,041	116,735,681
Torex Gold Resources, Inc. * ‡	4,569,959	50,669,498
Wesdome Gold Mines Ltd. * † ‡	7,925,699	46,342,438
		5,389,463,547
	Number of Shares	Value
China: 5.2%
Zhaojin Mining Industry Co. Ltd. (HKD) † ‡	138,861,000	$172,509,427
Zijin Mining Group Co. Ltd. (HKD) ‡	305,276,000	497,648,143
		670,157,570
Egypt: 0.6%
Centamin Plc (GBP) ‡	61,640,067	78,287,286
Kyrgyzstan: 0.5%
Centerra Gold, Inc. (CAD) † ‡	11,483,423	68,886,604
Peru: 1.6%
Cia de Minas Buenaventura SAA (ADR) ‡	13,500,186	205,742,835
South Africa: 9.4%
Anglogold Ashanti Plc (USD) ‡	22,331,408	417,374,016
DRDGOLD Ltd. (ADR) ‡	4,600,414	36,573,291
Gold Fields Ltd. (ADR) †	39,006,177	564,029,319
Harmony Gold Mining Co. Ltd. (ADR) ‡	32,985,574	202,861,280
		1,220,837,906
Turkey: 1.1%
Eldorado Gold Corp. (USD) * † ‡	10,794,577	140,005,664
United Kingdom: 2.3%
Endeavour Mining Plc (CAD) † ‡	13,073,337	295,156,410
United States: 19.2%
Coeur Mining, Inc. * † ‡	20,350,645	66,343,103
Hecla Mining Co. † ‡	32,895,820	158,228,894
Newmont Corp.	44,538,137	1,843,433,490
Royal Gold, Inc. ‡	3,495,437	422,808,060
		2,490,813,547
Total Common Stocks (Cost: $12,586,545,705)		12,954,689,682

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.7%
Money Market Fund: 0.7% (Cost: $84,425,319)
State Street Navigator Securities Lending Government Money Market Portfolio	84,425,319	84,425,319
Total Investments: 100.5% (Cost: $12,670,971,024)		13,039,115,001
Liabilities in excess of other assets: (0.5)%		(69,535,091)
NET ASSETS: 100.0%		$12,969,579,910

See Notes to Financial Statements

26

Definitions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
HKD	Hong Kong Dollar
USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $272,613,003.
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.
*	Non-income producing

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Gold	94.0%	$12,167,176,505
Silver	5.6	736,692,847
Precious Metals & Minerals	0.4	50,820,330
	100.0%	$12,954,689,682

See Notes to Financial Statements

27

VANECK GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

Transactions in securities of affiliates for the period ended December 31, 2023 were as follows:

	Value 12/31/2022	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/2023	Dividend Income
Alamos Gold, Inc.	$205,708,403	$97,926,113	$(91,787,173)	$33,411,396	$38,830,013	$284,088,752	$2,146,947
AngloGold Ashanti Ltd.	421,250,192	128,016,893	(561,889,059)	31,552,774	(18,930,800)	–	4,654,974
Anglogold Ashanti Plc	–	486,741,198	(49,414,698)	(3,622,646)	(16,329,838)	417,374,016	–
Aya Gold & Silver, Inc.	36,219,878	18,248,037	(11,816,801)	526,291	4,768,677	47,946,082	–
B2Gold Corp.	198,829,515	119,981,082	(70,326,427)	482,828	(30,296,768)	218,670,230	10,379,842
Capricorn Metals Ltd.	60,639,778	23,350,554	(21,097,899)	3,471,143	(2,006,306)	64,357,270	–
Centamin Plc	81,495,953	28,656,248	(26,961,602)	(2,301,373)	(2,601,940)	78,287,286	2,873,963
Centerra Gold, Inc.	59,014,494	27,024,446	(26,558,801)	(244,363)	9,650,828	68,886,604	2,437,098
Cia de Minas Buenaventura SAA	97,965,488	44,409,346	(43,257,323)	(3,652,217)	110,277,541	205,742,835	1,063,546
Coeur Mining, Inc.	48,923,959	30,342,505	(13,984,559)	1,131,689	(70,491)	66,343,103	–
DRDGOLD Ltd.	33,159,785	15,773,278	(15,761,897)	1,202,596	2,199,529	36,573,291	1,999,972
Dundee Precious Metals, Inc.	47,434,105	26,014,258	(27,289,178)	6,481,418	9,443,988	62,084,591	1,624,035
Eldorado Gold Corp.	80,041,390	49,522,735	(39,175,181)	4,484,988	45,131,732	140,005,664	–
Emerald Resources NL	–	55,364,751	(6,276,532)	658,280	18,324,897	68,071,396	–
Endeavour Mining Plc	272,623,252	114,413,893	(111,896,252)	12,742,662	7,272,855	295,156,410	10,683,088
Endeavour Silver Corp.	31,843,407	11,754,771	(31,369,309)	(31,528,367)	19,299,498	–	–
Equinox Gold Corp.	51,858,919	30,388,224	(26,291,911)	(3,695,026)	29,176,245	81,436,451	–
Evolution Mining Ltd.	193,675,761	84,944,044	(68,220,726)	9,159,005	63,515,197	283,073,281	2,569,894
First Majestic Silver Corp.	113,580,650	41,521,793	(29,836,274)	(8,163,584)	(23,203,985)	93,898,600	307,792
Fortuna Silver Mines, Inc.	56,398,523	20,513,609	(16,244,329)	544,115	1,715,597	62,927,515	–
Genesis Minerals Ltd.	–	65,207,080	(4,169,949)	357,149	9,613,457	71,007,737	–
Gold Fields Ltd.	478,159,484	276,955,320	(426,044,022)	138,905,861	96,052,676	–(a)	17,340,162
Gold Road Resources Ltd.	64,292,600	24,682,733	(23,967,180)	3,752,802	8,241,452	77,002,407	639,132
Harmony Gold Mining Co. Ltd.	108,915,631	53,575,115	(54,249,864)	8,894,320	85,726,078	202,861,280	1,300,978
Hecla Mining Co.	174,714,054	66,870,522	(60,052,795)	6,538,068	(29,840,955)	158,228,894	839,152
IAMGOLD Corp.	64,050,910	25,113,076	(23,948,361)	(2,968,750)	2,546,035	64,792,910	–
K92 Mining, Inc.	68,361,763	24,588,986	(21,385,546)	(3,322,673)	(6,809,621)	61,432,909	–
Kinross Gold Corp.	266,228,145	120,234,257	(126,991,039)	7,226,728	128,522,491	395,220,582	8,122,774
MAG Silver Corp.	–	77,139,851	(9,596,876)	(663,618)	(9,854,585)	57,024,772	–
New Gold, Inc.	34,655,550	15,033,856	(15,464,128)	247,909	18,703,069	53,176,256	–
Northern Star Resources Ltd.	447,846,466	179,271,785	(187,034,662)	25,293,628	102,732,381	568,109,598	10,561,194
OceanaGold Corp.	69,497,545	30,167,146	(27,165,338)	(2,192,786)	2,197,619	72,504,186	747,748
Osisko Gold Royalties Ltd.	115,363,105	53,556,728	(50,746,044)	7,789,593	14,732,474	140,695,856	1,768,652
Pan American Silver Corp.	178,290,511	257,877,807	(100,269,980)	(20,927,228)	1,695,874	316,666,984	7,274,981
Perseus Mining Ltd.	101,580,825	37,644,927	(33,876,938)	10,204,377	(23,501,078)	92,052,113	1,668,520
Ramelius Resources Ltd.	–	67,125,033	(7,787,713)	657,096	9,393,425	69,387,841	678,566

See Notes to Financial Statements

28

Transactions in securities of affiliates for the period ended December 31, 2023 were as follows: (continued)

	Value 12/31/2022	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/2023	Dividend Income
Red 5 Ltd.	–	41,841,327	(456,348)	(14,900)	(2,673,748)	38,696,331	–
Regis Resources Ltd.	54,855,943	19,070,648	(18,871,317)	(5,446,084)	10,071,046	59,680,236	–
Royal Gold, Inc.	383,500,042	163,145,167	(152,561,261)	19,639,847	9,084,265	422,808,060	5,342,727
Sandstorm Gold Ltd.	81,298,870	32,289,919	(29,670,840)	(4,502,598)	(143,472)	79,271,879	964,895
Silver Lake Resources Ltd.	39,070,300	14,164,299	(13,179,663)	(3,408,546)	3,655,110	40,301,500	–
SilverCrest Metals, Inc.	45,623,274	18,136,876	(17,186,358)	(250,076)	4,496,614	50,820,330	–
SSR Mining, Inc.	167,794,658	58,604,650	(54,962,167)	(3,492,352)	(51,209,108)	116,735,681	3,113,773
Torex Gold Resources, Inc.	51,060,705	22,988,524	(21,484,811)	1,740,362	(3,635,282)	50,669,498	–
Wesdome Gold Mines Ltd.	40,768,741	18,248,425	(15,552,316)	(3,918,962)	6,796,550	46,342,438	–
West African Resources Ltd.	42,653,378	13,230,123	(12,023,851)	(1,661,490)	(7,035,189)	35,162,971	–
Yamana Gold, Inc.	276,431,736	58,355,514	(351,105,117)	61,096,866	(44,778,999)	–	–
Zhaojin Mining Industry Co. Ltd.	149,510,918	68,634,696	(67,178,503)	12,790,664	8,751,652	172,509,427	827,660
Zijin Mining Group Co. Ltd.	399,648,130	184,635,144	(173,682,432)	95,514,237	(8,466,936)	497,648,143	11,399,383
	$5,994,836,736	$3,543,297,312	$(3,390,121,350)	$400,521,053	$601,229,764	$6,585,734,196	$113,331,448

(a)	Security held by the Fund, however not classified as an affiliate at the end of the reporting period.

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$1,466,902,681	$—	$1,466,902,681
Brazil	863,642,722	—	—	863,642,722
Burkina Faso	64,792,910	—	—	64,792,910
Canada	5,389,463,547	—	—	5,389,463,547
China	—	670,157,570	—	670,157,570
Egypt	—	78,287,286	—	78,287,286
Kyrgyzstan	68,886,604	—	—	68,886,604
Peru	205,742,835	—	—	205,742,835
South Africa	1,220,837,906	—	—	1,220,837,906
Turkey	140,005,664	—	—	140,005,664
United Kingdom	295,156,410	—	—	295,156,410
United States	2,490,813,547	—	—	2,490,813,547
Money Market Fund	84,425,319	—	—	84,425,319
Total Investments	$10,823,767,464	$2,215,347,537	$—	$13,039,115,001

See Notes to Financial Statements

29

VANECK GREEN METALS ETF

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 100.0%
Australia: 14.9%
Glencore Plc (GBP)	339,498	$2,040,978
IGO Ltd.	64,308	396,862
Iluka Resources Ltd.	34,534	155,552
Liontown Resources Ltd. *	202,045	226,908
Lynas Rare Earths Ltd. *	98,617	482,008
Pilbara Minerals Ltd. †	259,437	697,280
		3,999,588
Canada: 12.6%
Capstone Copper Corp. *	55,408	271,031
Hudbay Minerals, Inc. (USD)	40,404	223,030
Ivanhoe Mines Ltd. *	62,819	612,183
Lithium Americas Argentina Corp. (USD) * †	20,635	130,413
Lithium Americas Corp. (USD) * †	16,680	106,752
Sigma Lithium Corp. (USD) * †	7,889	248,740
Teck Resources Ltd. (USD) †	42,311	1,788,487
		3,380,636
Chile: 3.3%
Lundin Mining Corp. (CAD)	59,708	490,850
Sociedad Quimica y Minera de Chile SA (ADR)	6,615	398,355
		889,205
China: 13.8%
Beijing Easpring Material Technology Co. Ltd.	18,900	101,339
Chengxin Lithium Group Co. Ltd.	32,800	104,787
China Northern Rare Earth Group High-Tech Co. Ltd.	139,568	378,877
China Rare Earth Resources And Technology Co. Ltd.	37,900	147,206
Ganfeng Lithium Group Co. Ltd.	46,620	280,167
GEM Co. Ltd.	198,200	151,949
Inner Mongolia Xingye Silver&Tin Mining Co. Ltd.	57,000	72,701
Jiangxi Copper Co. Ltd.	80,103	200,816
MMG Ltd. (HKD) * †	356,000	105,266
Ningbo Shanshan Co. Ltd.	67,800	129,649
Shenghe Resources Holding Co. Ltd.	67,700	96,739
Sichuan Yahua Industrial Group Co. Ltd.	40,600	74,614
Tianqi Lithium Corp.	56,900	445,691
Tongling Nonferrous Metals Group Co. Ltd.	406,300	187,109
Western Mining Co. Ltd.	92,000	184,221
Youngy Co. Ltd.	10,000	76,065
Yunnan Chihong Zinc&Germanium Co. Ltd.	196,500	139,321
Yunnan Copper Co. Ltd.	77,300	118,146
Yunnan Tin Co. Ltd.	63,485	127,616
Zangge Mining Co. Ltd.	61,000	217,068
	Number of Shares	Value
China (continued)
Zhejiang Huayou Cobalt Co. Ltd.	66,030	$305,285
		3,644,632
Germany: 1.2%
Aurubis AG	3,760	307,867
Japan: 3.8%
Mitsubishi Materials Corp.	12,700	220,005
Sumitomo Metal Mining Co. Ltd.	27,300	810,866
		1,030,871
Jersey, Channel Islands: 2.0%
Arcadium Lithium Plc (AUD) * †	72,389	553,714
Liechtenstein: 4.0%
Antofagasta Plc (GBP)	49,471	1,057,912
Mexico: 10.0%
Grupo Mexico SAB de CV	313,100	1,741,284
Southern Copper Corp. (USD)	10,942	941,778
		2,683,062
Poland: 1.7%
KGHM Polska Miedz SA	14,668	457,841
Russia: 0.0%
MMC Norilsk Nickel PJSC ∞	4,405	0
MMC Norilsk Nickel PJSC (ADR) *∞	2	0
		0
South Africa: 10.7%
Anglo American Platinum Ltd. †	7,236	379,901
Anglo American Plc (GBP)	60,317	1,509,712
Impala Platinum Holdings Ltd.	85,745	425,924
Northam Platinum Holdings Ltd.	23,673	179,423
Sibanye Stillwater Ltd. (ADR) †	68,288	370,804
		2,865,764
Sweden: 3.9%
Boliden AB	33,080	1,036,230
United States: 16.6%
Albemarle Corp.	11,095	1,603,006
Freeport-McMoRan, Inc.	52,664	2,241,907
Livent Corp. * †	15,270	274,555
MP Materials Corp. * †	16,244	322,443
		4,441,911
Zambia: 1.5%
First Quantum Minerals Ltd. (CAD)	47,299	389,196
Total Common Stocks (Cost: $30,777,248)		26,738,429

See Notes to Financial Statements

30

	Number of Shares	Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.0%
Money Market Fund: 2.0% (Cost: $535,727)
State Street Navigator Securities Lending Government Money Market Portfolio	535,727	$535,727
Total Investments: 102.0% (Cost: $31,312,975)		27,274,156
Liabilities in excess of other assets: (2.0)%		(525,819)
NET ASSETS: 100.0%		$26,748,337

Definitions:

ADR	American Depositary Receipt
AUD	Australia Dollar
CAD	Canadian Dollar
GBP	British Pound
HKD	Hong Kong Dollar
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $3,321,855.
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Diversified Metals & Mining	54.2%	$14,534,979
Copper	25.0	6,664,453
Specialty Chemicals	12.7	3,391,569
Precious Metals & Minerals	5.1	1,356,052
Electrical Components & Equipment	1.9	499,694
Fertilizers & Agricultural Chemicals	0.8	217,068
Commodity Chemicals	0.3	74,614
	100.0%	$26,738,429

See Notes to Financial Statements

31

VANECK GREEN METALS ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$3,999,588	$—	$3,999,588
Canada	3,380,636	—	—	3,380,636
Chile	889,205	—	—	889,205
China	—	3,644,632	—	3,644,632
Germany	—	307,867	—	307,867
Japan	—	1,030,871	—	1,030,871
Jersey, Channel Islands	553,714	—	—	553,714
Liechtenstein	1,057,912	—	—	1,057,912
Mexico	2,683,062	—	—	2,683,062
Poland	—	457,841	—	457,841
Russia	—	—	0	0
South Africa	370,804	2,494,960	—	2,865,764
Sweden	—	1,036,230	—	1,036,230
United States	4,441,911	—	—	4,441,911
Zambia	389,196	—	—	389,196
Money Market Fund	535,727	—	—	535,727
Total Investments	$14,302,167	$12,971,989	$0	$27,274,156

See Notes to Financial Statements

32

VANECK JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 99.9%
Australia: 18.4%
Alkane Resources Ltd. * †	20,252,467	$9,025,170
Aurelia Metals Ltd. * †	60,705,503	4,544,574
Australian Strategic Materials Ltd. *	1	1
Bellevue Gold Ltd. * †	35,303,922	40,266,433
Capricorn Metals Ltd. * †	14,572,732	46,776,003
De Grey Mining Ltd. * †	59,504,881	50,838,302
Evolution Mining Ltd.	90,473,000	243,725,826
Firefinch Ltd. * †∞	54,133,739	1,662,217
Genesis Minerals Ltd. * †	25,702,539	31,342,027
Gold Road Resources Ltd. †	42,931,228	57,462,544
Kingsgate Consolidated Ltd. * †	12,183,979	11,423,555
Perseus Mining Ltd.	48,047,205	60,514,849
Ramelius Resources Ltd.	45,675,411	52,403,128
Red 5 Ltd. * †	132,563,311	27,987,180
Regis Resources Ltd. * †	30,349,264	45,065,527
Resolute Mining Ltd. *	67,429,230	20,380,778
Silver Lake Resources Ltd. *	37,115,870	30,074,354
Silver Mines Ltd. * †	63,063,922	6,859,547
St Barbara Ltd. * †	34,799,067	4,965,298
Tietto Minerals Ltd. *	42,720,562	17,780,091
West African Resources Ltd. * †	34,438,252	22,178,882
Westgold Resources Ltd. *	18,134,474	26,922,292
		812,198,578
Burkina Faso: 1.0%
IAMGOLD Corp. (USD) *	17,967,938	45,458,883
Canada: 53.8%
Alamos Gold, Inc. (USD)	18,176,284	244,834,546
Americas Gold & Silver Corp. (USD) * †	10,261,303	2,606,371
Archer Exploration Corp. *	1,075,827	77,509
Aris Mining Corp. * †	6,161,168	20,418,857
Arizona Metals Corp. * †	5,211,056	9,642,785
Artemis Gold, Inc. * †	6,738,845	32,299,030
Aya Gold & Silver, Inc. * †	5,030,687	37,045,329
B2Gold Corp. (USD) ‡	73,906,459	233,544,410
Calibre Mining Corp. * †	14,903,823	15,371,757
Dakota Gold Corp. (USD) *	3,198,177	8,379,224
Discovery Silver Corp. * †	13,468,160	7,762,628
Dundee Precious Metals, Inc.	6,011,658	38,661,353
Endeavour Silver Corp. (USD) * †	8,786,426	17,309,259
Equinox Gold Corp. (USD) * †	12,279,579	60,047,141
Filo Corp. * †	3,501,378	56,054,975
First Majestic Silver Corp. (USD) †	12,207,053	75,073,376
Fortuna Silver Mines, Inc. (USD) * †	13,037,797	50,325,896
Gold Royalty Corp. (USD) †	5,413,687	7,958,120
GoldMining, Inc. (USD) * †	8,642,631	8,419,651
K92 Mining, Inc. * †	8,418,120	41,560,717
Karora Resources, Inc. * †	7,057,465	26,065,414
Kinross Gold Corp. (USD)	47,305,155	286,196,188
Lundin Gold, Inc. †	3,931,009	49,309,031
	Number of Shares	Value
Canada (continued)
MAG Silver Corp. (USD) * †	2,919,843	$30,395,566
Marathon Gold Corp. * †	17,963,719	11,443,595
McEwen Mining, Inc. (USD) * †	1,863,310	13,434,465
Metalla Royalty & Streaming Ltd. (USD) † ‡	3,443,921	10,607,277
New Found Gold Corp. * †	4,416,759	15,642,549
New Gold, Inc. (USD) *	24,591,178	35,903,120
New Pacific Metals Corp. * †	4,604,855	8,765,498
Novagold Resources, Inc. (USD) * †	8,688,249	32,494,051
OceanaGold Corp.	23,583,263	45,428,097
Orla Mining Ltd. * †	8,174,509	26,781,343
Osisko Gold Royalties Ltd. (USD) †	6,739,682	96,242,659
Osisko Mining, Inc. * †	13,184,564	26,697,092
Pan American Silver Corp. (USD) † ‡	19,560,639	319,425,235
Prime Mining Corp. * †	4,331,091	4,926,920
Sandstorm Gold Ltd. (USD) †	10,360,447	52,113,048
Seabridge Gold, Inc. (USD) * †	3,213,080	38,974,660
Silvercorp Metals, Inc. (USD) †	8,358,316	21,982,371
SilverCrest Metals, Inc. (USD) * †	5,789,608	37,921,932
Skeena Resources Ltd. * †	2,901,575	14,193,204
SSR Mining, Inc. (USD)	7,710,265	82,962,451
Sulliden Mining Capital, Inc. *	1,689,990	44,858
Torex Gold Resources, Inc. *	2,841,875	31,509,338
Triple Flag Precious Metals Corp. (USD)	3,239,601	43,119,089
Victoria Gold Corp. *	1,666,900	8,798,441
Wesdome Gold Mines Ltd. * †	5,491,961	32,112,103
		2,370,882,529
China: 1.5%
Zhaojin Mining Industry Co. Ltd. (HKD) †	54,276,200	67,428,264
Egypt: 1.1%
Centamin Plc (GBP)	39,426,732	50,074,765
Indonesia: 0.9%
Bumi Resources Minerals Tbk PT *	3,485,123,400	38,488,526
Jersey, Channel Islands: 0.2%
Caledonia Mining Corp. Plc (USD) †	598,637	7,303,372
Kyrgyzstan: 1.0%
Centerra Gold, Inc. (CAD)	7,038,860	42,224,619
Mexico: 4.4%
Fresnillo Plc (GBP)	8,708,273	65,946,026
Industrias Penoles SAB de CV * †	8,830,563	129,445,745
		195,391,771

See Notes to Financial Statements

33

VANECK JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
Peru: 3.8%
Cia de Minas Buenaventura SAA (ADR) †	9,615,639	$146,542,338
Hochschild Mining Plc (GBP) *	15,077,503	20,559,889
		167,102,227
South Africa: 2.9%
DRDGOLD Ltd. (ADR)	980,861	7,797,845
Harmony Gold Mining Co. Ltd. (ADR)	19,633,664	120,747,034
		128,544,879
Turkey: 2.8%
Eldorado Gold Corp. (USD) *	7,344,113	95,253,146
Koza Altin Isletmeleri AS	45,414,850	30,031,557
		125,284,703
United Kingdom: 3.7%
Endeavour Mining Plc	6,089,574	136,277,415
Greatland Gold Plc * †	221,373,295	27,825,570
		164,102,985
United States: 4.4%
Argonaut Gold, Inc. (CAD) * †	30,659,071	10,928,078
Aura Minerals, Inc. (BRL) (BDR)	1,522,965	10,949,495
	Number of Shares	Value
United States (continued)
Coeur Mining, Inc. * †	12,479,362	$40,682,720
Gatos Silver, Inc. * †	1,863,508	12,187,342
GoGold Resources, Inc. (CAD) * †	14,044,191	14,378,627
Hecla Mining Co. †	18,411,119	88,557,482
i-80 Gold Corp. * †	10,006,477	17,611,400
		195,295,144
Total Common Stocks (Cost: $4,627,336,428)		4,409,781,245

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.7%
Money Market Fund: 2.7% (Cost: $117,343,529)
State Street Navigator Securities Lending Government Money Market Portfolio	117,343,529	117,343,529
Total Investments: 102.6% (Cost: $4,744,679,957)		4,527,124,774
Liabilities in excess of other assets: (2.6)%		(115,808,998)
NET ASSETS: 100.0%		$4,411,315,776

Definitions:

ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
BRL	Brazilian Real
CAD	Canadian Dollar
GBP	British Pound
HKD	Hong Kong Dollar
USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $269,954,333.
*	Non-income producing
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Gold	76.2%	$3,359,405,591
Silver	15.6	690,068,156
Precious Metals & Minerals	5.5	243,965,837
Diversified Metals & Mining	2.7	116,341,661
	100.0%	$4,409,781,245

See Notes to Financial Statements

34

Transactions in securities of affiliates for the period ended December 31, 2023 were as follows:

	Value 12/31/2022	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/2023	Dividend Income
B2Gold Corp.	$–(a)	$141,889,015	$(11,579,151)	$3,014,715	$(29,954,664)	$233,544,410	$8,866,174
Metalla Royalty & Streaming Ltd.	–(a)	7,540,097	(1,802,471)	(2,632,628)	(2,008,082)	10,607,277	55,463
Pan American Silver Corp.	–(a)	211,408,630	(25,510,171)	(9,947,888)	(2,973,828)	319,425,235	5,842,561
	$–	$360,837,742	$(38,891,793)	$(9,565,801)	$(34,936,574)	$563,576,922	$14,764,198

(a)	Security held by the Fund, however not classified as an affiliate at the beginning of the reporting period.

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$810,536,361	$1,662,217	$812,198,578
Burkina Faso	45,458,883	—	—	45,458,883
Canada	2,370,882,529	—	—	2,370,882,529
China	—	67,428,264	—	67,428,264
Egypt	—	50,074,765	—	50,074,765
Indonesia	—	38,488,526	—	38,488,526
Jersey, Channel Islands	7,303,372	—	—	7,303,372
Kyrgyzstan	42,224,619	—	—	42,224,619
Mexico	129,445,745	65,946,026	—	195,391,771
Peru	146,542,338	20,559,889	—	167,102,227
South Africa	128,544,879	—	—	128,544,879
Turkey	125,284,703	—	—	125,284,703
United Kingdom	27,825,570	136,277,415	—	164,102,985
United States	195,295,144	—	—	195,295,144
Money Market Fund	117,343,529	—	—	117,343,529
Total Investments	$3,336,151,311	$1,189,311,246	$1,662,217	$4,527,124,774

See Notes to Financial Statements

35

VANECK LOW CARBON ENERGY ETF

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 99.7%
Austria: 0.7%
Verbund AG	11,718	$1,086,613
Brazil: 2.9%
Centrais Eletricas Brasileiras SA (ADR) †	447,979	3,861,579
Cia Energetica de Minas Gerais (ADR) †	408,842	948,513
		4,810,092
Canada: 3.3%
Ballard Power Systems, Inc. (USD) * †	91,958	340,245
Boralex, Inc. †	29,786	760,801
Brookfield Renewable Corp. (USD) †	44,260	1,274,245
Canadian Solar, Inc. (USD) * †	16,631	436,231
Innergex Renewable Energy, Inc. †	48,117	335,352
Northland Power, Inc. †	91,951	1,678,493
TransAlta Corp. (USD)	74,095	615,730
		5,441,097
Chile: 0.5%
Enel Americas SA *	6,996,206	780,567
China: 18.0%
BYD Co. Ltd. (HKD)	308,000	8,496,012
China Everbright Environment Group Ltd. (HKD)	1,135,000	369,468
China Longyuan Power Group Corp. Ltd. (HKD)	726,000	551,309
Daqo New Energy Corp. (ADR) *	22,675	603,155
GCL Technology Holdings Ltd. (HKD)	7,335,000	1,164,782
JinkoSolar Holding Co. Ltd. (ADR) †	13,266	490,046
Li Auto, Inc. (ADR) * †	212,674	7,960,388
NIO, Inc. (ADR) *	536,774	4,868,540
Xinyi Solar Holdings Ltd. (HKD)	2,162,000	1,263,996
XPeng, Inc. (ADR) *	197,640	2,883,568
Zhejiang Leapmotor Technology Co. Ltd. (HKD) 144A * †	194,200	888,792
		29,540,056
Denmark: 9.2%
Orsted AS 144A	68,537	3,801,904
ROCKWOOL International A/S	2,787	815,925
Vestas Wind Systems A/S *	330,715	10,471,133
		15,088,962
France: 0.6%
Neoen SA 144A	28,108	941,833
Germany: 0.8%
Encavis AG *	43,756	753,116
Nordex SE * †	45,403	521,332
		1,274,448
	Number of Shares	Value
Ireland: 2.2%
Kingspan Group Plc	41,552	$3,593,422
Italy: 6.8%
Enel SpA	1,406,257	10,468,915
ERG SpA	20,151	643,265
		11,112,180
Japan: 0.6%
Horiba Ltd. †	13,384	1,043,940
New Zealand: 2.4%
Contact Energy Ltd. †	268,189	1,360,139
Mercury NZ Ltd. †	241,942	1,011,025
Meridian Energy Ltd. †	459,214	1,610,575
		3,981,739
Norway: 0.2%
NEL ASA *	605,526	409,119
Portugal: 1.3%
EDP Renovaveis SA *	107,587	2,203,843
South Korea: 4.3%
Hanwha Solutions Corp. *	34,252	1,041,050
Samsung SDI Co. Ltd. *	16,692	6,077,399
		7,118,449
Spain: 7.9%
Acciona SA †	8,944	1,317,788
Atlantica Sustainable Infrastructure Plc (USD)	22,303	479,515
Iberdrola SA	850,471	11,162,516
		12,959,819
Sweden: 2.2%
Nibe Industrier AB †	503,851	3,541,128
Switzerland: 0.4%
Landis+Gyr Group AG	7,751	700,271
Taiwan: 0.5%
Simplo Technology Co. Ltd.	60,000	819,943
Thailand: 0.5%
Energy Absolute PCL (NVDR)	674,800	872,579
United Kingdom: 1.1%
Drax Group Plc	128,186	800,226
Johnson Matthey Plc	47,191	1,020,764
		1,820,990
United States: 33.3%
Array Technologies, Inc. * †	40,542	681,106
Badger Meter, Inc.	6,911	1,066,851
Bloom Energy Corp. * †	54,386	804,913
EnerSys	11,417	1,152,660
Enphase Energy, Inc. *	38,589	5,099,150
First Solar, Inc. *	25,161	4,334,737
Hannon Armstrong Sustainable Infrastructure Capital, Inc. †	29,435	811,817
Installed Building Products, Inc.	6,279	1,147,927
Lucid Group, Inc. * †	331,787	1,396,823
NextEra Energy, Inc.	203,149	12,339,270
Ormat Technologies, Inc. †	14,213	1,077,203
Owens Corning	25,116	3,722,945

See Notes to Financial Statements

36

	Number of Shares	Value
United States (continued)
Plug Power, Inc. * †	162,338	$730,521
QuantumScape Corp. * †	121,428	843,925
Rivian Automotive, Inc. * †	172,074	4,036,856
SolarEdge Technologies, Inc. * †	18,525	1,733,940
Sunrun, Inc. *	55,257	1,084,695
Tesla, Inc. *	51,091	12,695,092
		54,760,431
Total Common Stocks (Cost: $198,757,993)		163,901,521

PREFERRED SECURITIES: 0.4% (Cost: $686,397)
Brazil: 0.4%
Companhia Paranaense de Energia *	341,400	606,968

Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $199,444,390)		164,508,489
	Number of Shares	Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 6.1%
Money Market Fund: 6.1% (Cost: $10,097,243)
State Street Navigator Securities Lending Government Money Market Portfolio	10,097,243	$10,097,243
Total Investments: 106.2% (Cost: $209,541,633)		174,605,732
Liabilities in excess of other assets: (6.2)%		(10,232,399)
NET ASSETS: 100.0%		$164,373,333

Definitions:

ADR	American Depositary Receipt
HKD	Hong Kong Dollar
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $33,026,362.
*	Non-income producing

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted. These securities have an aggregate value of $5,632,529, or 3.4% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Utilities	38.5%	$63,343,883
Consumer Discretionary	27.5	45,217,923
Industrials	17.1	28,238,610
Information Technology	15.1	24,834,442
Materials	1.3	2,061,814
Financials	0.5	811,817
	100.0%	$164,508,489

See Notes to Financial Statements

37

VANECK LOW CARBON ENERGY ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Austria	$—	$1,086,613	$—	$1,086,613
Brazil	4,810,092	—	—	4,810,092
Canada	5,441,097	—	—	5,441,097
Chile	—	780,567	—	780,567
China	16,805,697	12,734,359	—	29,540,056
Denmark	—	15,088,962	—	15,088,962
France	—	941,833	—	941,833
Germany	—	1,274,448	—	1,274,448
Ireland	—	3,593,422	—	3,593,422
Italy	—	11,112,180	—	11,112,180
Japan	—	1,043,940	—	1,043,940
New Zealand	1,011,025	2,970,714	—	3,981,739
Norway	—	409,119	—	409,119
Portugal	—	2,203,843	—	2,203,843
South Korea	—	7,118,449	—	7,118,449
Spain	479,515	12,480,304	—	12,959,819
Sweden	—	3,541,128	—	3,541,128
Switzerland	—	700,271	—	700,271
Taiwan	—	819,943	—	819,943
Thailand	—	872,579	—	872,579
United Kingdom	800,226	1,020,764	—	1,820,990
United States	54,760,431	—	—	54,760,431
Preferred Securities *	—	606,968	—	606,968
Money Market Fund	10,097,243	—	—	10,097,243
Total Investments	$94,205,326	$80,400,406	$—	$174,605,732

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

38

VANECK NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 98.3%
Argentina: 0.1%
Cresud SACIF y A (ADR)	3,312	$31,396
IRSA Inversiones y Representaciones SA (ADR)	132	1,135
YPF SA (ADR) * †	6,557	112,715
		145,246
Australia: 7.6%
Ampol Ltd.	3,972	98,020
Bega Cheese Ltd. †	14,182	34,266
BHP Group Ltd.	102,588	3,509,507
BlueScope Steel Ltd.	9,022	144,023
Costa Group Holdings Ltd.	20,124	42,782
Elders Ltd. †	8,505	43,731
Evolution Mining Ltd.	31,447	84,715
Fortescue Ltd.	32,041	632,598
Glencore Plc (GBP)	166,759	1,002,513
GrainCorp Ltd.	12,330	61,392
IGO Ltd. †	11,929	73,617
Inghams Group Ltd.	19,427	52,524
Lynas Rare Earths Ltd. * †	18,206	88,985
Mineral Resources Ltd. †	3,373	160,880
Northern Star Resources Ltd.	19,886	184,748
Nufarm Ltd.	17,529	62,504
Origin Energy Ltd.	31,382	181,335
Perseus Mining Ltd.	23,740	29,900
Pilbara Minerals Ltd. †	54,171	145,593
Rio Tinto Plc (GBP)	20,978	1,560,549
Santos Ltd.	51,198	266,556
South32 Ltd.	91,284	206,724
Washington H Soul Pattinson & Co. Ltd. †	3,828	85,629
Woodside Energy Group Ltd.	30,927	653,936
Worley Ltd.	6,120	73,045
		9,480,072
Austria: 0.2%
Mayr Melnhof Karton AG	213	29,819
OMV AG	2,352	103,254
Verbund AG	1,127	104,507
voestalpine AG	2,146	67,612
		305,192
Brazil: 3.5%
Adecoagro SA (USD)	5,959	66,145
BrasilAgro - Co. Brasileira de Propriedades Agricolas	3,300	17,701
BRF SA (ADR) * †	46,013	127,916
Cia de Saneamento Basico do Estado de Sao Paulo SABESP (ADR) †	6,851	104,341
Cia Siderurgica Nacional SA (ADR)	26,847	105,509
Cosan SA	20,000	78,779
CSN Mineracao SA	9,700	15,604
Engie Brasil Energia SA	1,650	15,394
Gerdau SA (ADR) †	23,415	113,563
Minerva SA	14,800	22,750
Neoenergia SA	5,700	25,033
Petroleo Brasileiro SA (ADR)	62,092	991,609
PRIO SA/Brazil	12,600	119,192
	Number of Shares	Value
Brazil (continued)
Sao Martinho SA	8,900	$53,724
SLC Agricola SA	10,562	40,921
Suzano SA *	19,300	219,785
Vale SA (ADR)	91,894	1,457,439
Wheaton Precious Metals Corp. (USD)	7,873	388,454
Yara International ASA (NOK)	9,066	322,217
		4,286,076
British Virgin Islands: 0.0%
Lee & Man Paper Manufacturing Ltd. (HKD)	63,900	18,745
Nine Dragons Paper Holdings Ltd. (HKD) *	39,057	19,243
		37,988
Canada: 8.1%
Ag Growth International, Inc.	1,050	40,229
Agnico Eagle Mines Ltd. (USD)	8,589	471,107
Alamos Gold, Inc.	6,867	92,803
Algonquin Power & Utilities Corp. †	6,902	43,759
AltaGas Ltd. †	4,661	98,338
ARC Resources Ltd. †	10,046	149,860
B2Gold Corp.	22,381	71,118
Ballard Power Systems, Inc. * †	2,419	9,008
Barrick Gold Corp. (USD)	30,361	549,231
Boralex, Inc. †	1,014	25,900
Cameco Corp. (USD)	8,744	376,866
Canadian Natural Resources Ltd. (USD)	17,656	1,156,821
Canadian Solar, Inc. (USD) * †	510	13,377
Canadian Utilities Ltd.	2,063	49,893
Canfor Corp. * †	1,433	19,399
Cenovus Energy, Inc.	22,434	375,658
Emera, Inc. †	4,566	174,177
Enbridge, Inc. (USD)	35,412	1,275,540
Filo Corp. * †	1,626	26,031
First Majestic Silver Corp. †	4,878	30,076
Franco-Nevada Corp.	3,321	369,652
Innergex Renewable Energy, Inc. †	1,520	10,594
Ivanhoe Mines Ltd. * †	11,597	113,015
Kinross Gold Corp. (USD)	21,163	128,036
Lundin Gold, Inc.	2,773	34,783
Maple Leaf Foods, Inc. †	4,031	77,159
Northland Power, Inc. †	2,520	46,001
Novagold Resources, Inc. (USD) * †	3,983	14,896
Nutrien Ltd. (USD)	27,606	1,555,046
Osisko Gold Royalties Ltd.	3,201	45,905
Pan American Silver Corp. (USD)	6,333	103,418
Pembina Pipeline Corp.	9,152	316,635
Sandstorm Gold Ltd. †	4,258	21,506
SSR Mining, Inc. (USD)	3,523	37,908
Stella-Jones, Inc.	1,454	85,039

See Notes to Financial Statements

39

VANECK NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
Canada (continued)
Suncor Energy, Inc. (USD)	21,595	$691,904
TC Energy Corp. (USD) †	17,286	675,710
Teck Resources Ltd. (USD) †	8,443	356,886
Tourmaline Oil Corp. †	5,334	241,053
West Fraser Timber Co. Ltd.	1,368	117,607
		10,091,944
Chile: 0.6%
Empresas CMPC SA	27,281	53,107
Empresas Copec SA	6,228	45,714
Lundin Mining Corp. (CAD)	13,190	108,433
Sociedad Quimica y Minera de Chile SA (ADR)	7,972	480,074
		687,328
China: 2.0%
Aluminum Corp. of China Ltd. (HKD)	77,100	38,545
Angang Steel Co. Ltd. (HKD)	28,340	5,591
Beijing Enterprises Water Group Ltd. (HKD)	39,300	8,760
China Coal Energy Co. Ltd. (HKD)	32,600	29,673
China Gas Holdings Ltd. (HKD)	44,600	44,065
China Hongqiao Group Ltd. (HKD) †	52,700	43,151
China Longyuan Power Group Corp. Ltd. (HKD)	31,929	24,246
China Petroleum & Chemical Corp. (HKD)	399,227	209,215
China Resources Gas Group Ltd. (HKD)	14,800	48,575
China Shenhua Energy Co. Ltd. (HKD)	56,291	193,045
CMOC Group Ltd. (HKD)	74,600	40,812
ENN Energy Holdings Ltd. (HKD)	12,600	93,043
Guangdong Investment Ltd. (HKD)	27,600	20,089
Hong Kong & China Gas Co. Ltd. (HKD)	180,805	138,637
Jiangxi Copper Co. Ltd. (HKD)	21,600	30,553
JinkoSolar Holding Co. Ltd. (ADR) †	523	19,320
Kunlun Energy Co. Ltd. (HKD)	61,600	55,592
PetroChina Co. Ltd. (HKD)	346,940	229,253
Power Assets Holdings Ltd. (HKD)	22,800	132,187
Shandong Gold Mining Co. Ltd. (HKD) 144A	12,050	22,863
United Tractors Tbk PT (IDR)	23,400	34,383
Wilmar International Ltd. (SGD)	267,264	722,336
Xinyi Energy Holdings Ltd. (HKD) †	20,400	3,737
Xinyi Solar Holdings Ltd. (HKD)	50,000	29,232
Yankuang Energy Group Co. Ltd. (HKD)	36,099	68,662
	Number of Shares	Value
China (continued)
Zhaojin Mining Industry Co. Ltd. (HKD)	22,000	$27,331
Zijin Mining Group Co. Ltd. (HKD)	98,761	160,996
		2,473,892
Colombia: 0.3%
Ecopetrol SA (ADR) †	34,302	408,880
Czech Republic: 0.1%
CEZ AS	2,693	115,494
Denmark: 0.5%
Bakkafrost P/F (NOK)	2,777	145,240
Orsted AS 144A	1,888	104,732
Vestas Wind Systems A/S *	9,769	309,307
		559,279
Egypt: 0.1%
Abou Kir Fertilizers & Chemical Industries	12,783	34,462
Centamin Plc (GBP)	20,129	25,565
		60,027
Finland: 0.8%
Kemira Oyj	2,738	50,820
Metsa Board Oyj †	3,938	31,356
Neste Oyj	7,016	249,576
Stora Enso Oyj †	14,436	200,146
UPM-Kymmene Oyj	13,366	504,494
		1,036,392
France: 2.2%
Aguas Andinas SA (CLP)	26,780	8,725
Eramet SA	178	14,110
Neoen SA 144A	795	26,639
TotalEnergies SE	36,002	2,449,652
Veolia Environnement SA	6,951	219,837
Voltalia SA * †	329	3,792
		2,722,755
Germany: 2.2%
Aurubis AG	601	49,210
Bayer AG	54,860	2,036,811
E.ON SE	22,188	298,286
Encavis AG *	1,163	20,017
K+S AG	10,348	163,468
Nordex SE *	1,185	13,607
Siemens Energy AG *	8,563	113,243
SMA Solar Technology AG *	281	18,835
Suedzucker AG	3,306	51,827
Verbio Vereinigte Bioenergie AG	195	6,440
		2,771,744
Greece: 0.0%
Terna Energy SA	549	9,638
Hungary: 0.0%
MOL Hungarian Oil & Gas Plc	5,991	48,931
India: 2.8%
Reliance Industries Ltd. (USD) 144A (GDR)	56,449	3,525,208

See Notes to Financial Statements

40

	Number of Shares	Value
Indonesia: 0.2%
Adaro Energy Indonesia Tbk PT	233,900	$36,125
Aneka Tambang Tbk	146,100	16,179
Bumi Resources Minerals Tbk PT *	1,278,900	14,124
Golden Agri-Resources Ltd. (SGD)	349,919	68,921
Indah Kiat Pulp & Paper Tbk PT	58,500	31,619
Merdeka Copper Gold Tbk PT *	212,947	37,329
Vale Indonesia Tbk PT	42,800	11,981
		216,278
Ireland: 0.2%
Dole Plc (USD)	3,440	42,277
Smurfit Kappa Group Plc (GBP) †	6,592	261,658
		303,935
Israel: 0.2%
Energix-Renewable Energies Ltd.	2,569	9,478
Enlight Renewable Energy Ltd. *	1,147	22,347
ICL Group Ltd.	40,280	203,619
		235,444
Italy: 0.6%
ACEA SpA †	354	5,414
Eni SpA	34,378	583,468
ERG SpA	556	17,749
Snam SpA	34,138	175,749
		782,380
Japan: 2.4%
Chubu Electric Power Co., Inc.	10,300	133,006
ENEOS Holdings, Inc.	47,700	189,216
Idemitsu Kosan Co. Ltd.	14,500	78,753
Inpex Corp. †	15,300	204,770
JFE Holdings, Inc.	10,764	166,556
Kobe Steel Ltd.	7,200	92,817
Kubota Corp.	51,300	770,019
Kumiai Chemical Industry Co. Ltd. †	3,800	21,697
Kurita Water Industries Ltd.	1,065	41,546
Maruha Nichiro Corp.	2,236	44,020
NH Foods Ltd.	4,300	145,815
Nippon Sanso Holdings Corp. †	2,400	64,095
Nippon Steel Corp.	15,800	360,983
Nisshin Seifun Group, Inc.	10,250	138,058
Nissui Corp.	15,014	80,756
Oji Holdings Corp.	19,576	75,259
Organo Corp.	300	12,380
Sakata Seed Corp.	1,700	47,153
Sumitomo Forestry Co. Ltd. †	3,383	100,527
Sumitomo Metal Mining Co. Ltd.	4,500	133,659
Tokyo Gas Co. Ltd.	5,900	135,357
		3,036,442
	Number of Shares	Value
Kazakhstan: 0.2%
NAC Kazatomprom JSC (USD) (GDR)	5,249	$214,684
Liechtenstein: 0.1%
Antofagasta Plc (GBP)	6,754	144,431
Luxembourg: 0.4%
ArcelorMittal SA	16,008	454,595
Malaysia: 0.4%
IOI Corp. Bhd	123,194	105,358
Kuala Lumpur Kepong Bhd	23,478	111,424
Petronas Dagangan Bhd	3,500	16,636
Petronas Gas Bhd	11,700	44,313
PPB Group Bhd	26,200	82,563
Press Metal Aluminium Holdings Bhd	65,400	68,427
QL Resources Bhd	55,800	69,340
United Plantations BHD	7,300	28,259
		526,320
Mexico: 0.6%
Fresnillo Plc (GBP)	3,094	23,431
Gruma SAB de CV	10,085	185,293
Grupo Mexico SAB de CV	62,464	347,389
Industrias Penoles SAB de CV *	3,332	48,843
Southern Copper Corp. (USD) †	1,728	148,729
		753,685
Netherlands: 0.6%
OCI NV	6,626	192,152
Tenaris SA (ADR)	11,933	414,791
Ternium SA (ADR)	3,974	168,776
		775,719
Norway: 1.2%
Aker BP ASA	5,081	147,652
Austevoll Seafood ASA	4,761	34,734
Equinor ASA	15,707	497,991
Grieg Seafood ASA	2,556	17,190
Mowi ASA	24,723	442,916
NEL ASA *	16,676	11,267
Norsk Hydro ASA	26,450	177,860
Salmar ASA	3,589	201,084
Var Energi ASA	5,736	18,153
		1,548,847
Peru: 0.1%
Cia de Minas Buenaventura SAA (ADR)	4,414	67,269
Philippines: 0.0%
ACEN Corp.	99,400	7,858
Poland: 0.2%
KGHM Polska Miedz SA	2,763	86,243
Orlen SA	9,703	161,658
		247,901
Portugal: 0.2%
EDP Renovaveis SA *	2,948	60,388
Galp Energia SGPS SA	7,952	117,077
Navigator Co. SA	5,437	21,342
		198,807

See Notes to Financial Statements

41

VANECK NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
Russia: 0.0%
Evraz Plc (GBP) *∞	10,824	$0
Gazprom PJSC *∞	125,520	0
LUKOIL PJSC ∞	3,739	0
MMC Norilsk Nickel PJSC ∞	1,284	0
MMC Norilsk Nickel PJSC (ADR) *∞	17	0
Novatek PJSC ∞	19,580	0
Novolipetsk Steel PJSC *∞	26,910	0
PhosAgro PJSC ∞	4,623	0
PhosAgro PJSC (USD) (GDR) ∞	89	0
PhosAgro PJSC (USD) (GDR) ∞	1	0
Polyus PJSC (USD) (GDR) *∞	1,669	0
Ros Agro Plc (USD) (GDR) *∞	4,076	0
Rosneft Oil Co. PJSC ∞	13,000	0
Severstal PAO (USD) (GDR) *∞	4,118	0
Surgutneftegas PJSC ∞	371,430	0
Tatneft PJSC (ADR) *∞	2,680	0
		0
Saudi Arabia: 0.0%
S-Oil Corp. (KRW)	694	37,370
Singapore: 0.2%
Charoen Pokphand Indonesia Tbk PT (IDR)	407,100	132,819
First Resources Ltd.	24,000	26,000
Keppel Infrastructure Trust	56,335	21,349
Olam Group Ltd. †	48,209	37,918
		218,086
South Africa: 1.2%
Anglo American Platinum Ltd. †	993	52,134
Anglo American Plc (GBP)	24,792	620,535
Anglogold Ashanti Plc (USD)	7,308	136,587
Gold Fields Ltd. (ADR)	15,557	224,954
Harmony Gold Mining Co. Ltd. (ADR)	10,789	66,352
Impala Platinum Holdings Ltd.	15,693	77,952
Kumba Iron Ore Ltd.	1,138	38,155
Northam Platinum Holdings Ltd.	5,497	41,663
Omnia Holdings Ltd.	9,217	33,136
Sasol Ltd.	9,779	98,577
Sibanye Stillwater Ltd.	49,078	65,818
		1,455,863
South Korea: 0.7%
Coway Co. Ltd. *	543	24,017
CS Wind Corp.	243	13,157
Hyundai Steel Co. *	1,693	47,712
Korea Zinc Co. Ltd.	179	68,903
POSCO Holdings, Inc.	1,452	558,280
SK Innovation Co. Ltd. *	997	107,893
SK, Inc.	596	82,039
		902,001
	Number of Shares	Value
Spain: 1.5%
Atlantica Sustainable Infrastructure Plc (USD)	1,161	$24,962
Corp. ACCIONA Energias Renovables SA †	573	17,795
Enagas SA †	3,785	63,891
Iberdrola SA	105,296	1,382,020
Repsol SA	20,431	303,264
Solaria Energia y Medio Ambiente SA * †	666	13,714
		1,805,646
Sweden: 0.8%
Billerud Aktiebolag	5,677	57,903
Boliden AB	5,438	170,345
Epiroc AB	10,372	208,947
Holmen AB	2,221	93,884
Husqvarna AB †	19,144	158,039
SSAB AB	12,834	98,344
Svenska Cellulosa AB SCA †	14,912	224,197
		1,011,659
Switzerland: 0.1%
Bucher Industries AG	367	154,162
Taiwan: 0.3%
China Steel Corp.	235,672	207,249
Formosa Petrochemical Corp.	18,520	48,670
Sinon Corp.	21,600	27,041
Taiwan Fertilizer Co. Ltd.	41,400	91,101
		374,061
Thailand: 0.5%
B Grimm Power PCL (NVDR)	8,300	6,613
Charoen Pokphand Foods PCL (NVDR)	255,300	146,304
Energy Absolute PCL (NVDR)	21,100	27,284
PTT Exploration & Production PCL (NVDR)	22,700	98,881
PTT Oil & Retail Business PCL (NVDR)	45,600	25,478
PTT PCL (NVDR)	226,900	237,207
SCG Packaging PCL (NVDR)	29,500	31,049
		572,816
Turkey: 0.2%
Eldorado Gold Corp. (USD) *	3,498	45,369
Eregli Demir ve Celik Fabrikalari TAS *	30,298	42,025
Gubre Fabrikalari TAS *	4,484	23,351
Hektas Ticaret TAS *	57,267	38,899
Koza Altin Isletmeleri AS	16,579	10,963
Tekfen Holding AS	10,273	12,842
Turkiye Petrol Rafinerileri AS	14,689	70,981
		244,430
United Kingdom: 5.8%
BP Plc	272,887	1,617,882
Centrica Plc	88,187	158,111
CNH Industrial NV (USD)	50,683	617,319
DS Smith Plc	34,754	136,011
Endeavour Mining Plc (CAD)	3,223	72,766
Genus Plc	3,594	99,283
Mondi Plc	12,190	238,522

See Notes to Financial Statements

42

	Number of Shares	Value
United Kingdom (continued)
Pennon Group Plc	2,605	$24,984
ReNew Energy Global Plc (USD) * †	1,316	10,080
Severn Trent Plc	2,571	84,556
Shell Plc	106,716	3,493,658
SSE Plc	17,800	420,236
TechnipFMC Plc (USD)	7,184	144,686
United Utilities Group Plc	6,713	90,692
		7,208,786
United States: 48.2%
A.O. Smith Corp.	1,208	99,588
Advanced Drainage Systems, Inc.	675	94,932
AGCO Corp.	3,474	421,778
Alcoa Corp.	3,580	121,720
Ameresco, Inc. * †	320	10,134
American States Water Co.	368	29,595
American Water Works Co., Inc.	1,948	257,117
Andersons, Inc.	1,779	102,364
Antero Midstream Corp.	5,615	70,356
Antero Resources Corp. *	4,626	104,918
APA Corp.	5,093	182,737
Archer-Daniels-Midland Co.	29,561	2,134,895
ATI, Inc. * †	2,554	116,130
Atmos Energy Corp.	2,472	286,505
Baker Hughes Co.	16,769	573,164
Boise Cascade Co.	993	128,454
Bunge Global SA	8,045	812,143
California Water Service Group	575	29,825
Cal-Maine Foods, Inc.	2,264	129,931
CF Industries Holdings, Inc.	10,616	843,972
ChampionX Corp.	3,227	94,261
Cheniere Energy, Inc.	3,916	668,500
Chesapeake Energy Corp. †	1,814	139,569
Chevron Corp.	31,393	4,682,580
Chord Energy Corp.	663	110,210
Civitas Resources, Inc. †	1,354	92,587
Clearway Energy, Inc. †	799	21,917
Cleveland-Cliffs, Inc. *	10,024	204,690
Commercial Metals Co.	2,346	117,394
ConocoPhillips	19,795	2,297,606
Corteva, Inc.	39,296	1,883,064
Coterra Energy, Inc.	12,313	314,228
Darling Ingredients, Inc. *	8,789	438,044
Deere & Co.	14,954	5,979,656
Devon Energy Corp.	10,621	481,131
Diamondback Energy, Inc.	2,876	446,010
Elanco Animal Health, Inc. *	27,140	404,386
EnLink Midstream LLC	3,818	46,427
EOG Resources, Inc.	9,695	1,172,610
EQT Corp. †	6,409	247,772
Essential Utilities, Inc.	2,730	101,965
Exxon Mobil Corp.	66,737	6,672,365
Farmland Partners, Inc. †	2,428	30,301
First Solar, Inc. *	1,002	172,625
FMC Corp.	6,922	436,432
	Number of Shares	Value
United States (continued)
Franklin Electric Co., Inc.	396	$38,273
Freeport-McMoRan, Inc.	28,562	1,215,884
Fresh Del Monte Produce, Inc.	2,109	55,361
Graphic Packaging Holding Co.	7,701	189,830
Green Plains, Inc. *	577	14,552
Halliburton Co.	14,880	537,912
Hecla Mining Co.	9,996	48,081
Hess Corp.	4,630	667,461
HF Sinclair Corp.	2,613	145,204
Howmet Aerospace, Inc.	8,283	448,276
Imperial Oil Ltd.	2,788	159,446
Ingredion, Inc.	3,606	391,359
International Paper Co.	8,710	314,866
Itron, Inc. *	451	34,055
Kinder Morgan, Inc.	32,336	570,407
Lindsay Corp.	610	78,788
Louisiana-Pacific Corp.	1,809	128,131
LSB Industries, Inc. *	2,731	25,426
Marathon Oil Corp.	9,725	234,956
Marathon Petroleum Corp.	6,322	937,932
Matador Resources Co.	1,828	103,940
Mission Produce, Inc. *	2,389	24,105
Mosaic Co.	18,141	648,178
Murphy Oil Corp.	2,444	104,261
Murphy USA, Inc.	327	116,595
National Fuel Gas Co.	1,509	75,707
New Fortress Energy, Inc. †	1,747	65,914
Newmont Corp.	20,040	829,456
NextEra Energy, Inc.	20,464	1,242,983
NEXTracker, Inc. * †	486	22,769
NiSource, Inc.	6,872	182,452
Noble Corp. Plc	1,847	88,952
NOV, Inc.	6,527	132,368
Nucor Corp.	4,943	860,280
Occidental Petroleum Corp.	14,652	874,871
ONEOK, Inc.	9,681	679,800
Ormat Technologies, Inc. †	603	45,701
Ovintiv, Inc.	4,130	181,390
Packaging Corp. of America	2,231	363,452
Pentair Plc	1,652	120,117
Permian Resources Corp.	6,605	89,828
PG&E Corp.	33,509	604,167
Phillips 66	7,319	974,452
Pilgrim’s Pride Corp. *	2,247	62,152
Pioneer Natural Resources Co.	3,869	870,061
Plug Power, Inc. * †	5,407	24,331
PotlatchDeltic Corp.	1,969	96,678
Primo Water Corp.	1,473	22,169
Range Resources Corp.	3,905	118,868
Rayonier, Inc.	3,741	124,987
Reliance Steel & Aluminum Co.	1,154	322,751
Reliance Worldwide Corp. Ltd. (AUD)	6,749	20,415
Royal Gold, Inc.	1,141	138,015

See Notes to Financial Statements

43

VANECK NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
United States (continued)
Schlumberger NV	23,792	$1,238,136
Scotts Miracle-Gro Co. †	2,344	149,430
Seaboard Corp.	16	57,122
Shoals Technologies Group, Inc. *	1,644	25,548
SJW Group	290	18,951
SolarEdge Technologies, Inc. * †	565	52,884
Southern Co.	18,160	1,273,379
Southwestern Energy Co. *	17,290	113,249
Steel Dynamics, Inc.	3,066	362,095
Sunrun, Inc. *	2,120	41,616
Sylvamo Corp.	886	43,511
Targa Resources Corp.	3,651	317,162
The Williams Companies, Inc.	20,219	704,228
Toro Co.	5,772	554,054
Tractor Supply Co. †	6,018	1,294,051
Transocean Ltd. *	11,920	75,692
Tyson Foods, Inc.	15,508	833,555
UGI Corp.	3,495	85,977
United States Steel Corp. †	4,455	216,736
Valero Energy Corp.	5,653	734,890
Vital Farms, Inc. *	1,456	22,845
Watts Water Technologies, Inc.	272	56,668
Weatherford International Plc *	1,151	112,602
Westrock Co.	6,440	267,389
Weyerhaeuser Co.	18,525	644,114
Xylem, Inc.	2,409	275,493
		59,846,330
Zambia: 0.1%
First Quantum Minerals Ltd. (CAD)	11,274	92,768
Total Common Stocks (Cost: $118,132,375)		122,204,659
	Number of Shares	Value
PREFERRED SECURITIES: 0.1% (Cost: $79,355)
Brazil: 0.1%
Klabin SA	83,400	$75,725

MASTER LIMITED PARTNERSHIPS: 1.4%
United States: 1.4%
CVR Partners LP	363	23,776
Energy Transfer LP	48,164	664,663
Enterprise Products Partners LP	23,844	628,289
MPLX LP	5,659	207,799
Plains All American Pipeline LP	7,727	117,064
Western Midstream Partners LP	3,199	93,603
Total Master Limited Partnerships (Cost: $1,718,582)		1,735,194
Total Investments Before Collateral for Securities Loaned: 99.8% (Cost: $119,930,312)		124,015,578

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.2%
Money Market Fund: 1.2% (Cost: $1,500,893)
State Street Navigator Securities Lending Government Money Market Portfolio	1,500,893	1,500,893
Total Investments: 101.0% (Cost: $121,431,205)		125,516,471
Liabilities in excess of other assets: (1.0)%		(1,220,593)
NET ASSETS: 100.0%		$124,295,878

Definitions:

ADR	American Depositary Receipt
AUD	Australia Dollar
CAD	Canadian Dollar
CLP	Chilean Peso
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
KRW	Korean Won
NOK	Norwegian Krone
NVDR	Non-Voting Depositary Receipt
SGD	Singapore Dollar
USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $6,898,496.
*	Non-income producing

See Notes to Financial Statements

44

∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted. These securities have an aggregate value of $3,679,442, or 3.0% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Energy	44.3%	$54,981,189
Materials	27.2	33,713,341
Industrials	9.3	11,561,121
Utilities	7.6	9,469,549
Consumer Staples	7.2	8,866,059
Health Care	2.1	2,540,480
Consumer Discretionary	1.3	1,560,667
Real Estate	0.7	897,215
Information Technology	0.2	340,328
Financials	0.1	85,629
	100.0%	$124,015,578

See Notes to Financial Statements

45

VANECK NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Argentina	$145,246	$—	$—	$145,246
Australia	—	9,480,072	—	9,480,072
Austria	—	305,192	—	305,192
Brazil	3,354,976	931,100	—	4,286,076
British Virgin Islands	—	37,988	—	37,988
Canada	10,091,944	—	—	10,091,944
Chile	687,328	—	—	687,328
China	19,320	2,454,572	—	2,473,892
Colombia	408,880	—	—	408,880
Czech Republic	115,494	—	—	115,494
Denmark	—	559,279	—	559,279
Egypt	—	60,027	—	60,027
Finland	—	1,036,392	—	1,036,392
France	—	2,722,755	—	2,722,755
Germany	—	2,771,744	—	2,771,744
Greece	—	9,638	—	9,638
Hungary	48,931	—	—	48,931
India	—	3,525,208	—	3,525,208
Indonesia	11,981	204,297	—	216,278
Ireland	42,277	261,658	—	303,935
Israel	—	235,444	—	235,444
Italy	—	782,380	—	782,380
Japan	—	3,036,442	—	3,036,442
Kazakhstan	—	214,684	—	214,684
Liechtenstein	—	144,431	—	144,431
Luxembourg	—	454,595	—	454,595
Malaysia	168,539	357,781	—	526,320
Mexico	730,254	23,431	—	753,685
Netherlands	583,567	192,152	—	775,719
Norway	17,190	1,531,657	—	1,548,847
Peru	67,269	—	—	67,269
Philippines	—	7,858	—	7,858
Poland	—	247,901	—	247,901
Portugal	—	198,807	—	198,807
Russia	—	—	0	0
Saudi Arabia	—	37,370	—	37,370
Singapore	—	218,086	—	218,086
South Africa	427,893	1,027,970	—	1,455,863
South Korea	—	902,001	—	902,001
Spain	24,962	1,780,684	—	1,805,646
Sweden	—	1,011,659	—	1,011,659
Switzerland	—	154,162	—	154,162
Taiwan	—	374,061	—	374,061
Thailand	25,478	547,338	—	572,816
Turkey	92,525	151,905	—	244,430
United Kingdom	844,851	6,363,935	—	7,208,786
United States	59,825,915	20,415	—	59,846,330
Zambia	92,768	—	—	92,768
Preferred Securities *	—	75,725	—	75,725
Master Limited Partnerships *	1,735,194	—	—	1,735,194
Money Market Fund	1,500,893	—	—	1,500,893
Total Investments	$81,063,675	$44,452,796	$0	$125,516,471

See Notes to Financial Statements

46

VANECK OIL REFINERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 100.0%
Australia: 4.0%
Ampol Ltd. †	56,087	$1,384,097
Austria: 4.6%
OMV AG	35,891	1,575,634
Finland: 5.5%
Neste Oyj	53,068	1,887,753
Greece: 1.6%
Motor Oil Hellas Corinth Refineries SA	20,859	548,029
Hungary: 3.4%
MOL Hungarian Oil & Gas Plc	144,003	1,176,144
India: 8.2%
Reliance Industries Ltd. (USD) 144A (GDR)	45,023	2,811,661
Japan: 11.9%
Cosmo Energy Holdings Co. Ltd.	20,000	801,622
ENEOS Holdings, Inc.	453,800	1,800,132
Idemitsu Kosan Co. Ltd.	271,340	1,473,710
		4,075,464
Poland: 5.3%
Orlen SA	108,627	1,809,791
Portugal: 4.4%
Galp Energia SGPS SA	103,219	1,519,694
	Number of Shares	Value
Saudi Arabia: 1.6%
S-Oil Corp. (KRW)	10,246	$551,725
South Korea: 6.6%
HD Hyundai Co. Ltd.	13,882	680,426
SK Innovation Co. Ltd. *	14,555	1,575,109
		2,255,535
Taiwan: 4.1%
Formosa Petrochemical Corp.	538,000	1,413,861
Thailand: 2.8%
Bangchak Corp. PCL (NVDR)	285,200	362,648
Thai Oil PCL (NVDR)	385,600	604,387
		967,035
Turkey: 4.0%
Turkiye Petrol Rafinerileri AS	284,189	1,373,267
United States: 32.0%
Delek US Holdings, Inc.	13,643	351,989
HF Sinclair Corp.	28,353	1,575,576
Marathon Petroleum Corp.	16,234	2,408,476
Par Pacific Holdings, Inc. *	12,531	455,753
PBF Energy, Inc.	24,160	1,062,074
Phillips 66	21,251	2,829,358
Valero Energy Corp.	17,586	2,286,180
		10,969,406
Total Common Stocks (Cost: $31,503,540)		34,319,096
Total Investments: 100.0% (Cost: $31,503,540)		34,319,096
Liabilities in excess of other assets: 0.0%		(9,920)
NET ASSETS: 100.0%		$34,309,176

Definitions:

GDR	Global Depositary Receipt
KRW	Korean Won
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $675,946.
*	Non-income producing

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted. These securities have an aggregate value of $2,811,661, or 8.2% of net assets.

Summary of Investments by Sector	% of Investments	Value
Energy	100.0%	$34,319,096

See Notes to Financial Statements

47

VANECK OIL REFINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$1,384,097	$—	$1,384,097
Austria	—	1,575,634	—	1,575,634
Finland	—	1,887,753	—	1,887,753
Greece	—	548,029	—	548,029
Hungary	1,176,144	—	—	1,176,144
India	—	2,811,661	—	2,811,661
Japan	—	4,075,464	—	4,075,464
Poland	—	1,809,791	—	1,809,791
Portugal	—	1,519,694	—	1,519,694
Saudi Arabia	—	551,725	—	551,725
South Korea	—	2,255,535	—	2,255,535
Taiwan	—	1,413,861	—	1,413,861
Thailand	362,648	604,387	—	967,035
Turkey	—	1,373,267	—	1,373,267
United States	10,969,406	—	—	10,969,406
Total Investments	$12,508,198	$21,810,898	$—	$34,319,096

See Notes to Financial Statements

48

VANECK OIL SERVICES ETF

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 100.0%
Bermuda: 4.4%
Valaris Ltd. (USD) *	1,408,659	$96,591,748
Netherlands: 5.4%
Core Laboratories, Inc. (USD) †	584,623	10,324,442
Tenaris SA (ADR)	3,045,476	105,860,746
		116,185,188
United Kingdom: 5.0%
TechnipFMC Plc (USD)	5,390,146	108,557,540
United States: 85.2%
Baker Hughes Co.	5,887,276	201,227,094
Cactus, Inc.	1,535,032	69,690,453
ChampionX Corp. †	3,237,520	94,567,959
Dril-Quip, Inc. *	563,327	13,108,619
Expro Group Holdings NV * †	1,756,310	27,960,455
Halliburton Co.	6,284,127	227,171,191
Helix Energy Solutions Group, Inc. *	2,897,643	29,787,770
Helmerich & Payne, Inc. †	1,881,296	68,140,541
	Number of Shares	Value
United States (continued)
Liberty Energy, Inc.	2,830,101	$51,338,032
Nabors Industries Ltd. * †	213,754	17,448,739
Noble Corp. Plc †	2,150,733	103,579,301
NOV, Inc.	4,977,827	100,950,332
Oceaneering International, Inc. *	2,059,554	43,827,309
Patterson-UTI Energy, Inc.	8,386,106	90,569,945
ProPetro Holding Corp. * †	1,412,991	11,840,865
RPC, Inc. †	2,969,514	21,618,062
Schlumberger NV	8,276,675	430,718,167
Select Water Solutions, Inc.	2,473,656	18,775,049
Transocean Ltd. * †	15,939,438	101,215,431
US Silica Holdings, Inc. *	1,577,594	17,842,588
Weatherford International Plc *	1,068,339	104,515,605
		1,845,893,507
Total Common Stocks (Cost: $2,374,933,179)		2,167,227,983
Total Investments: 100.0% (Cost: $2,374,933,179)		2,167,227,983
Other assets less liabilities: 0.0%		202,467
NET ASSETS: 100.0%		$2,167,430,450

Definitions:

ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $138,309,378.

Summary of Investments by Sector	% of Investments	Value
Oil & Gas Equipment & Services	78.0%	$1,689,682,278
Oil & Gas Drilling	22.0	477,545,705
	100.0%	$2,167,227,983

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$2,167,227,983	$—	$—	$2,167,227,983

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

49

VANECK RARE EARTH/STRATEGIC METALS ETF

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 100.0%
Australia: 28.8%
AVZ Minerals Ltd. *∞	52,906,510	$8,050,466
Core Lithium Ltd. * †	23,561,117	4,014,408
Iluka Resources Ltd.	3,115,042	14,031,171
Liontown Resources Ltd. * †	18,224,673	20,467,297
Lynas Rare Earths Ltd. * †	5,802,188	28,359,245
Piedmont Lithium, Inc. (USD) * †	169,437	4,783,207
Pilbara Minerals Ltd. †	12,503,748	33,605,881
Sayona Mining Ltd. * †	96,765,461	4,669,889
		117,981,564
Canada: 12.8%
Lithium Americas Argentina Corp. (USD) *	1,861,269	11,763,220
Lithium Americas Corp. (USD) * †	1,504,577	9,629,293
Patriot Battery Metals, Inc. *	1,306,396	9,838,095
Sigma Lithium Corp. (USD) * †	555,527	17,515,766
Standard Lithium Ltd. (USD) * †	1,844,557	3,726,005
		52,472,379
Chile: 5.7%
Sociedad Quimica y Minera de Chile SA (ADR) †	388,828	23,415,222
China: 19.2%
Baoji Titanium Industry Co. Ltd.	1,663,480	7,330,862
China Northern Rare Earth Group High-Tech Co. Ltd.	7,584,912	20,590,326
Ganfeng Lithium Group Co. Ltd. (HKD) 144A †	3,044,440	11,501,644
Jinduicheng Molybdenum Co. Ltd.	10,485,365	13,914,064
	Number of Shares	Value
China (continued)
Shenghe Resources Holding Co. Ltd.	6,102,987	$8,720,759
Tianqi Lithium Corp. (HKD) †	838,200	4,631,156
Xiamen Tungsten Co. Ltd.	4,938,124	11,914,419
		78,603,230
France: 2.3%
Eramet SA	120,143	9,523,904
Jersey, Channel Islands: 7.6%
Arcadium Lithium Plc (AUD) * †	4,051,833	30,993,043
Netherlands: 2.4%
AMG Critical Materials NV	377,242	9,527,676
United States: 21.2%
Albemarle Corp. †	237,174	34,266,900
Livent Corp. * †	1,128,933	20,298,215
MP Materials Corp. * †	1,079,810	21,434,228
Tronox Holdings Plc	764,291	10,822,361
		86,821,704
Total Common Stocks (Cost: $473,211,239)		409,338,722

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 4.5%
Money Market Fund: 4.5% (Cost: $18,517,532)
State Street Navigator Securities Lending Government Money Market Portfolio	18,517,532	18,517,532
Total Investments: 104.5% (Cost: $491,728,771)		427,856,254
Liabilities in excess of other assets: (4.5)%		(18,441,344)
NET ASSETS: 100.0%		$409,414,910

Definitions:

ADR	American Depositary Receipt
AUD	Australia Dollar
HKD	Hong Kong Dollar
USD	United States Dollar

Footnotes:

∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $112,696,331.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted. These securities have an aggregate value of $11,501,644, or 2.8% of net assets.

See Notes to Financial Statements

50

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Materials	94.3%	$385,923,500
Industrials	5.7	23,415,222
	100.0%	$409,338,722

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$4,783,207	$105,147,891	$8,050,466	$117,981,564
Canada	52,472,379	—	—	52,472,379
Chile	23,415,222	—	—	23,415,222
China	—	78,603,230	—	78,603,230
France	—	9,523,904	—	9,523,904
Jersey, Channel Islands	30,993,043	—	—	30,993,043
Netherlands	—	9,527,676	—	9,527,676
United States	86,821,704	—	—	86,821,704
Money Market Fund	18,517,532	—	—	18,517,532
Total Investments	$217,003,087	$202,802,701	$8,050,466	$427,856,254

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2023. Transfers in/out are assessed at the beginning of the year.

Common Stock
Balance as of December 31, 2022	$22,081,219
Realized gain (loss)	(5,253,560)
Net change in unrealized appreciation (depreciation)	(4,996,096)
Purchases	—
Sales	(3,781,097)
Transfers in/out of level 3	—
Balance as of December 31, 2023	$8,050,466

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2023:

	Value as of December 31, 2023	Valuation Technique	Unobservable Input Description(1)	Weighted Average used on December 31, 2023(2)	Impact to Valuation from an Increase in Input(3)
Common Stock
Australia	$8,050,466	Combination of recent transaction, discounted cash flow model and scenario analysis method	Minority ownership discount	20%	Decrease
			Discount rate	13.7%	Decrease
			Scenario Probabilities: Scenario A / Scenario B (4)	10% / 90%	Increase
			Recent transaction price	$0.27	Increase

(1) In determining certain of these inputs, management evaluates a variety of factors including economic condition, industry and market developments, market valuations of comparable companies and company specific developments.

(2) The weighted average and the range used on December 31, 2023 were the same.

See Notes to Financial Statements

51

VANECK RARE EARTH/STRATEGIC METALS ETF

SCHEDULE OF INVESTMENTS

(continued)

(3) This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases or decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

(4) Scenario A and Scenario B represent the potential outcomes as a result of pending litigation.

See Notes to Financial Statements

52

VANECK STEEL ETF

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 99.9%
Australia: 11.4%
Rio Tinto Plc (ADR) †	214,329	$15,958,937
Brazil: 20.4%
Cia Siderurgica Nacional SA (ADR)	1,676,587	6,588,987
Gerdau SA (ADR) †	1,268,960	6,154,456
Vale SA (ADR)	1,000,728	15,871,546
		28,614,989
Canada: 0.9%
Algoma Steel Group, Inc. (USD) †	123,721	1,240,922
Luxembourg: 5.0%
ArcelorMittal SA (USD)	246,001	6,983,968
Netherlands: 9.3%
Tenaris SA (ADR)	195,403	6,792,208
Ternium SA (ADR)	146,038	6,202,234
		12,994,442
South Korea: 5.0%
POSCO Holdings, Inc. (ADR)	74,583	7,093,589
United States: 47.9%
ATI, Inc. * †	140,501	6,388,581
Carpenter Technology Corp.	90,204	6,386,443
Cleveland-Cliffs, Inc. *	320,972	6,554,248
Commercial Metals Co.	125,202	6,265,108
Gibraltar Industries, Inc. *	36,346	2,870,607
Nucor Corp.	54,201	9,433,142
	Number of Shares	Value
United States (continued)
Olympic Steel, Inc.	13,294	$886,710
Reliance Steel & Aluminum Co.	22,188	6,205,540
Ryerson Holding Corp.	40,807	1,415,187
Schnitzer Steel Industries, Inc.	32,616	983,699
Steel Dynamics, Inc.	53,558	6,325,200
SunCoke Energy, Inc.	100,020	1,074,215
TimkenSteel Corp. *	51,534	1,208,472
United States Steel Corp. †	152,611	7,424,525
Warrior Met Coal, Inc.	62,120	3,787,456
		67,209,133
Total Common Stocks (Cost: $132,067,484)		140,095,980

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.5%
Money Market Fund: 0.5% (Cost: $680,060)
State Street Navigator Securities Lending Government Money Market Portfolio	680,060	680,060
Total Investments: 100.4% (Cost: $132,747,544)		140,776,040
Liabilities in excess of other assets: (0.4)%		(576,812)
NET ASSETS: 100.0%		$140,199,228

Definitions:

ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $33,395,757.
*	Non-income producing

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Materials	93.1%	$130,433,165
Energy	4.8	6,792,208
Industrials	2.1	2,870,607
	100.0%	$140,095,980

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$140,095,980	$—	$—	$140,095,980
Money Market Fund	680,060	—	—	680,060
Total Investments	$140,776,040	$—	$—	$140,776,040

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

53

VANECK URANIUM+NUCLEAR ENERGY ETF

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 100.3%
Australia: 11.1%
Boss Energy Ltd. *	1,458,421	$4,000,445
Deep Yellow Ltd. *	2,912,186	2,162,647
Paladin Energy Ltd. *	8,835,455	5,928,261
Silex Systems Ltd. * †	856,750	2,538,235
		14,629,588
Canada: 17.9%
Cameco Corp. (USD)	187,085	8,063,363
Denison Mines Corp. (USD) * †	3,230,095	5,717,268
Fission Uranium Corp. * †	2,492,636	2,041,595
Global Atomic Corp. * †	675,317	1,423,769
NexGen Energy Ltd. (USD) * †	893,114	6,251,798
		23,497,793
China: 6.5%
CGN Mining Co. Ltd. (HKD) * †	10,150,000	2,234,010
CGN Power Co. Ltd. (HKD) 144A	24,285,000	6,347,157
		8,581,167
Czech Republic: 5.8%
CEZ AS †	176,870	7,585,366
Finland: 4.9%
Fortum Oyj	449,111	6,491,138
Italy: 5.2%
Endesa SA †	336,672	6,872,831
Jersey, Channel Islands: 4.6%
Yellow Cake Plc 144A *	760,280	5,994,974
	Number of Shares	Value
Kazakhstan: 4.7%
NAC Kazatomprom JSC (USD) (GDR)	150,822	$6,168,620
South Korea: 1.6%
KEPCO Engineering & Construction Co., Inc. *	43,070	2,073,206
United States: 38.0%
BWX Technologies, Inc.	72,136	5,534,995
Centrus Energy Corp. *	52,531	2,858,212
Constellation Energy Corp.	80,301	9,386,384
Energy Fuels, Inc. * †	602,826	4,334,319
PG&E Corp.	599,554	10,809,958
Public Service Enterprise Group, Inc.	163,575	10,002,611
Uranium Energy Corp. * †	894,488	5,724,723
Ur-Energy, Inc. * †	921,382	1,418,928
		50,070,130
Total Common Stocks (Cost: $105,712,749)		131,964,813

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 9.3%
Money Market Fund: 9.3% (Cost: $12,307,731)
State Street Navigator Securities Lending Government Money Market Portfolio	12,307,731	12,307,731
Total Investments: 109.6% (Cost: $118,020,480)		144,272,544
Liabilities in excess of other assets: (9.6)%		(12,622,535)
NET ASSETS: 100.0%		$131,650,009

Definitions:

GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $33,650,202.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted. These securities have an aggregate value of $12,342,131, or 9.4% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Utilities	43.6%	$57,495,446
Energy	43.1	56,904,190
Industrials	12.2	16,141,409
Materials	1.1	1,423,768
	100.0%	$131,964,813

See Notes to Financial Statements

54

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$14,629,588	$—	$14,629,588
Canada	23,497,793	—	—	23,497,793
China	—	8,581,167	—	8,581,167
Czech Republic	7,585,366	—	—	7,585,366
Finland	—	6,491,138	—	6,491,138
Italy	—	6,872,831	—	6,872,831
Jersey, Channel Islands	—	5,994,974	—	5,994,974
Kazakhstan	—	6,168,620	—	6,168,620
South Korea	—	2,073,206	—	2,073,206
United States	50,070,130	—	—	50,070,130
Money Market Fund	12,307,731	—	—	12,307,731
Total Investments	$93,461,020	$50,811,524	$—	$144,272,544

See Notes to Financial Statements

55

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Agribusiness ETF	CMCI Commodity Strategy ETF (a)	Future of Food ETF	Gold Miners ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$911,505,536	$2,496,518	$3,144,482	$6,368,955,486
Affiliated issuers (3)	—	—	—	6,585,734,196
Short-term investments held as collateral for securities loaned (4)	27,567,080	—	85,782	84,425,319
Cash	10,520	18,556	104,086	16,739,942
Cash denominated in foreign currency, at value (5)	389,594	—	—	761,625
Receivables:
Investment securities sold	—	—	—	135,277,461
Due from Adviser	—	7,653	—	—
Dividends and interest	2,227,519	276	13,025	4,341,667
Prepaid expenses	13,253	—	—	114,504
Other assets	—	—	—	111,836
Total assets	941,713,502	2,523,003	3,347,375	13,196,462,036
Liabilities:
Total return swap contracts, at value	—	79,504	—	—
Payables:
Shares of beneficial interest redeemed	—	—	—	135,389,313
Collateral for securities loaned	27,567,080	—	85,782	84,425,319
Line of credit	1,001,465	—	—	—
Due to Adviser	389,188	—	1,882	5,532,192
Due to custodian	—	—	9,613	—
Deferred Trustee fees	633,201	3	—	1,535,302
Accrued expenses	65,249	40,657	—	—
Total liabilities	29,656,183	120,164	97,277	226,882,126
NET ASSETS	$912,057,319	$2,402,839	$3,250,098	$12,969,579,910
Shares outstanding	11,950,000	100,000	200,000	416,702,500
Net asset value, redemption and offering price per share	$76.32	$24.03	$16.25	$31.12
Net Assets consist of:
Aggregate paid in capital	$1,944,002,833	$2,481,798	$4,418,101	$24,869,757,070
Total distributable earnings (loss)	(1,031,945,514)	(78,959)	(1,168,003)	(11,900,177,160)
NET ASSETS	$912,057,319	$2,402,839	$3,250,098	$12,969,579,910
(1) Value of securities on loan	$41,077,399	$—	$69,986	$272,613,003
(2) Cost of investments - Unaffiliated issuers	$1,099,062,640	$2,495,974	$4,049,891	$6,108,906,063
(3) Cost of investments - Affiliated issuers	$—	$—	$—	$6,477,639,642
(4) Cost of short-term investments held as collateral for securities loaned	$27,567,080	$—	$85,782	$84,425,319
(5) Cost of cash denominated in foreign currency	$382,904	$—	$—	$752,466

(a)	Consolidated Statement of Assets and Liabilities

See Notes to Financial Statements

56

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Green Metals ETF	Junior Gold Miners ETF	Low Carbon Energy ETF	Natural Resources ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$26,738,429	$3,846,204,323	$164,508,489	$124,015,578
Affiliated issuers (3)	—	563,576,922	—	—
Short-term investments held as collateral for securities loaned (4)	535,727	117,343,529	10,097,243	1,500,893
Cash	—	2,871,096	—	—
Cash denominated in foreign currency, at value (5)	81,686	348,209	68	420,763
Receivables:
Investment securities sold	—	19,975,019	678,539	36,074
Dividends and interest	16,116	1,211,511	341,373	211,790
Prepaid expenses	—	26,317	3,430	—
Other assets	—	—	—	147
Total assets	27,371,958	4,551,556,926	175,629,142	126,185,245
Liabilities:
Payables:
Investment securities purchased	—	20,441,799	1,005,832	—
Collateral for securities loaned	535,727	117,343,529	10,097,243	1,500,893
Line of credit	—	—	—	198,872
Due to Adviser	12,900	1,858,238	67,573	55,930
Due to custodian	74,221	—	1,167	55,534
Deferred Trustee fees	—	402,439	20,551	14,855
Accrued expenses	773	195,145	63,443	63,283
Total liabilities	623,621	140,241,150	11,255,809	1,889,367
NET ASSETS	$26,748,337	$4,411,315,776	$164,373,333	$124,295,878
Shares outstanding	1,100,000	115,687,446	1,483,298	2,550,000
Net asset value, redemption and offering price per share	$24.32	$38.13	$110.82	$48.74
Net Assets consist of:
Aggregate paid in capital	$36,319,623	$9,736,102,937	$277,783,750	$177,725,944
Total distributable earnings (loss)	(9,571,286)	(5,324,787,161)	(113,410,417)	(53,430,066)
NET ASSETS	$26,748,337	$4,411,315,776	$164,373,333	$124,295,878
(1) Value of securities on loan	$3,321,855	$269,954,333	$33,026,362	$6,898,496
(2) Cost of investments - Unaffiliated issuers	$30,777,248	$3,959,078,495	$199,444,390	$119,930,312
(3) Cost of investments - Affiliated issuers	$—	$668,257,933	$—	$—
(4) Cost of short-term investments held as collateral for securities loaned	$535,727	$117,343,529	$10,097,243	$1,500,893
(5) Cost of cash denominated in foreign currency	$81,462	$345,141	$68	$417,412

See Notes to Financial Statements

57

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Oil Refiners ETF	Oil Services ETF	Rare Earth/ Strategic Metals ETF	Steel ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$34,319,096	$2,167,227,983	$409,338,722	$140,095,980
Short-term investments held as collateral for securities loaned (3)	—	—	18,517,532	680,060
Cash	—	11,098	18,295	4,739
Cash denominated in foreign currency, at value (4)	407	—	980,063	—
Receivables:
Investment securities sold	—	46,442,240	1,180	15,436,930
Dividends and interest	124,326	2,002,540	437,817	143,972
Prepaid expenses	819	—	7,370	2,074
Total assets	34,444,648	2,215,683,861	429,300,979	156,363,755
Liabilities:
Payables:
Investment securities purchased	—	—	—	9,587,857
Shares of beneficial interest redeemed	—	46,441,035	—	5,577,934
Collateral for securities loaned	—	—	18,517,532	680,060
Line of credit	—	964,512	1,068,495	186,898
Due to Adviser	13,690	636,987	165,919	65,332
Due to custodian	83,748	—	—	—
Deferred Trustee fees	1,085	206,442	19,387	22,074
Accrued expenses	36,949	4,435	114,736	44,372
Total liabilities	135,472	48,253,411	19,886,069	16,164,527
NET ASSETS	$34,309,176	$2,167,430,450	$409,414,910	$140,199,228
Shares outstanding	1,000,000	7,000,543	6,624,987	1,900,000
Net asset value, redemption and offering price per share	$34.31	$309.61	$61.80	$73.79
Net Assets consist of:
Aggregate paid in capital	$43,064,906	$4,484,852,932	$868,786,707	$303,627,618
Total distributable earnings (loss)	(8,755,730)	(2,317,422,482)	(459,371,797)	(163,428,390)
NET ASSETS	$34,309,176	$2,167,430,450	$409,414,910	$140,199,228
(1) Value of securities on loan	$675,946	$138,309,378	$112,696,331	$33,395,757
(2) Cost of investments - Unaffiliated issuers	$31,503,540	$2,374,933,179	$473,211,239	$132,067,484
(3) Cost of short-term investments held as collateral for securities loaned	$—	$—	$18,517,532	$680,060
(4) Cost of cash denominated in foreign currency	$405	$—	$958,252	$—

See Notes to Financial Statements

58

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

Uranium+Nuclear Energy ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$131,964,813
Short-term investments held as collateral for securities loaned (3)	12,307,731
Cash	10,296
Cash denominated in foreign currency, at value (4)	387
Receivables:
Investment securities sold	1,708
Dividends and interest	189,797
Prepaid expenses	1,889
Total assets	144,476,621
Liabilities:
Payables:
Investment securities purchased	405,653
Collateral for securities loaned	12,307,731
Due to Adviser	62,725
Deferred Trustee fees	14,402
Accrued expenses	36,101
Total liabilities	12,826,612
NET ASSETS	$131,650,009
Shares outstanding	1,841,632
Net asset value, redemption and offering price per share	$71.49
Net Assets consist of:
Aggregate paid in capital	$195,820,337
Total distributable earnings (loss)	(64,170,328)
NET ASSETS	$131,650,009
(1) Value of securities on loan	$33,650,202
(2) Cost of investments - Unaffiliated issuers	$105,712,749
(3) Cost of short-term investments held as collateral for securities loaned	$12,307,731
(4) Cost of cash denominated in foreign currency	$386

See Notes to Financial Statements

59

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2023

	Agribusiness ETF	CMCI Commodity Strategy ETF (a) (b)	Future of Food ETF	Gold Miners ETF
Income:
Dividends - unaffiliated issuers	$32,940,128	$959	$78,094	$186,521,193
Dividends - affiliated issuers	—	—	—	113,331,448
Interest	17,651	48,745	6,989	262,992
Securities lending income	1,802,683	31	16,506	701,432
Foreign taxes withheld	(2,275,518)	—	(8,226)	(23,746,162)
Total income	32,484,944	49,735	93,363	277,070,903
Expenses:
Management fees	5,649,364	5,907	22,896	62,507,929
Professional fees	44,255	30,388	—	54,565
Custody and accounting fees	83,486	15,167	—	212,945
Reports to shareholders	99,918	4,027	—	510,610
Trustees’ fees and expenses	40,865	271	—	393,539
Registration fees	5,977	1,659	—	20,120
Insurance	26,071	—	—	122,562
Interest	63,619	—	—	468,540
Taxes	588	—	321	1,185
Other	7,307	—	—	57,092
Total expenses	6,021,450	57,419	23,217	64,349,087
Expenses assumed by the Adviser	—	(51,512)	—	—
Net expenses	6,021,450	5,907	23,217	64,349,087
Net investment income	26,463,494	43,828	70,146	212,721,816

Net realized gain (loss) on:
Investments - unaffiliated issuers	(61,848,695)	—	(164,909)	(272,702,982)
Investments - affiliated issuers	—	—	—	(82,027,398)
In-kind redemptions - unaffiliated issuers	40,710,158	—	—	501,804,312
In-kind redemptions - affiliated issuers	—	—	—	482,548,451
Swaps	—	(22,530)	—	—
Foreign currency transactions and foreign denominated assets and liabilities	(93,251)	—	758	(539,973)
Net realized gain (loss)	(21,231,788)	(22,530)	(164,151)	629,082,410

Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(106,374,307)	545	(236,380)	(149,198,775)
Investments - affiliated issuers	—	—	—	601,229,764
Swaps	—	(79,504)	—	—
Foreign currency translations and foreign denominated assets and liabilities	18,642	—	(633)	6,264
Net change in unrealized appreciation (depreciation)	(106,355,665)	(78,959)	(237,013)	452,037,253
Net Increase (Decrease) in Net Assets Resulting from Operations	$(101,123,959)	$(57,661)	$(331,018)	$1,293,841,479

(a)	Consolidated Statement of Operations
(b)	For the period August 22, 2023 (commencement of operations) through December 31, 2023.

See Notes to Financial Statements

60

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2023

	Green Metals ETF	Junior Gold Miners ETF	Low Carbon Energy ETF	Natural Resources ETF
Income:
Dividends - unaffiliated issuers	$799,850	$33,157,479	$3,514,665	$5,161,867
Dividends - affiliated issuers	—	14,764,198	—	—
Interest	1,273	327,239	7,372	3,311
Securities lending income	10,521	2,380,734	615,017	62,291
Foreign taxes withheld	(45,943)	(5,132,989)	(298,792)	(289,026)

Total income	765,701	45,496,661	3,838,262	4,938,443

Expenses:
Management fees	149,115	19,836,611	938,357	667,955
Professional fees	—	43,955	22,345	—
Custody and accounting fees	—	215,786	56,871	—
Reports to shareholders	—	149,840	24,800	—
Trustees’ fees and expenses	—	130,638	6,988	—
Registration fees	—	12,030	5,977	—
Insurance	—	51,640	6,997	—
Interest	18,339	108,845	75,847	36,664
Taxes	58	588	243	58
Other	—	7,278	10,987	—

Total expenses	167,512	20,557,211	1,149,412	704,677

Net investment income	598,189	24,939,450	2,688,850	4,233,766

Net realized gain (loss) on:
Investments - unaffiliated issuers	(4,352,241)	(232,771,928)	(14,218,763)	(3,358,761)
Investments - affiliated issuers	—	(13,146,321)	—	—
In-kind redemptions - unaffiliated issuers	—	58,601,907	5,690,782	13,231,668
In-kind redemptions - affiliated issuers	—	3,580,520	—	—
Foreign currency transactions and foreign denominated assets and liabilities	(90,063)	(276,850)	59,041	(10,327)

Net realized gain (loss)	(4,442,304)	(184,012,672)	(8,468,940)	9,862,580

Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	171,565	505,004,253	7,981,669	(9,895,898)
Investments - affiliated issuers	—	(34,936,574)	—	—
Foreign currency translations and foreign denominated assets and liabilities	93,445	348,702	(6,080)	3,108
Net change in unrealized appreciation (depreciation)	265,010	470,416,381	7,975,589	(9,892,790)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,579,105)	$311,343,159	$2,195,499	$4,203,556

See Notes to Financial Statements

61

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2023

	Oil Refiners ETF	Oil Services ETF	Rare Earth/ Strategic Metals ETF	Steel ETF
Income:
Dividends	$1,629,058	$36,650,383	$7,929,925	$4,666,183
Interest	1,490	26,950	934	4,111
Securities lending income	1,140	194,601	3,399,419	111,014
Foreign taxes withheld	(150,280)	(1,466)	(621,275)	(166,000)
Total income	1,481,408	36,870,468	10,709,003	4,615,308

Expenses:
Management fees	172,536	8,385,442	2,821,557	609,918
Professional fees	43,805	—	30,113	33,157
Custody and accounting fees	46,730	—	83,341	9,438
Reports to shareholders	11,288	—	91,843	17,880
Trustees’ fees and expenses	904	—	16,157	3,928
Registration fees	5,977	—	5,977	5,977
Insurance	2,709	—	15,228	4,261
Interest	8,541	96,593	57,832	11,748
Taxes	243	58	588	358
Other	739	—	16,763	169
Total expenses	293,472	8,482,093	3,139,399	696,834
Expenses assumed by the Adviser	(81,096)	—	—	(13,818)
Net expenses	212,376	8,482,093	3,139,399	683,016
Net investment income	1,269,032	28,388,375	7,569,604	3,932,292

Net realized gain (loss) on:
Investments	(816,107)	(94,058,752)	(49,999,971)	(9,127,828)
In-kind redemptions	1,056,086	381,221,728	37,147,242	8,005,821
Foreign currency transactions and foreign denominated assets and liabilities	(20,833)	—	(149,811)	—
Net realized gain (loss)	219,146	287,162,976	(13,002,540)	(1,122,007)

Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	2,791,369	(272,010,944)	(90,312,990)	24,570,179
Investments - affiliated issuers	—	(20,931,349)	—	—
Foreign currency translations and foreign denominated assets and liabilities	3,695	—	14,423	—
Net change in unrealized appreciation (depreciation)	2,795,064	(292,942,293)	(90,298,567)	24,570,179
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,283,242	$22,609,058	$(95,731,503)	$27,380,464

See Notes to Financial Statements

62

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2023

Uranium+ Nuclear Energy ETF
Income:
Dividends	$2,064,003
Interest	4,202
Securities lending income	143,436
Foreign taxes withheld	(208,074)

Total income	2,003,567

Expenses:
Management fees	402,573
Professional fees	39,020
Custody and accounting fees	38,975
Reports to shareholders	15,217
Trustees’ fees and expenses	3,639
Registration fees	5,977
Insurance	2,782
Interest	7,196
Taxes	243
Other	190

Total expenses	515,812
Expenses assumed by the Adviser	(25,286)

Net expenses	490,526

Net investment income	1,513,041

Net realized gain (loss) on:
Investments	(964,174)
In-kind redemptions	4,173,317
Foreign currency transactions and foreign denominated assets and liabilities	(11,940)

Net realized gain	3,197,203

Net change in unrealized appreciation (depreciation) on:
Investments	22,575,133
Foreign currency translations and foreign denominated assets and liabilities	(1,105)
Net change in unrealized appreciation (depreciation)	22,574,028
Net Increase in Net Assets Resulting from Operations	$27,284,272

See Notes to Financial Statements

63

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Agribusiness ETF		CMCI Commodity Strategy ETF (a)
	Year Ended December 31, 2023	Year Ended December 31, 2022	Period Ended December 31, 2023 (b)

Operations:
Net investment income	$26,463,494	$27,997,715	$43,828
Net realized gain (loss)	(21,231,788)	91,786,465	(22,530)
Net change in unrealized appreciation (depreciation)	(106,355,665)	(320,314,104)	(78,959)
Net decrease in net assets resulting from operations	(101,123,959)	(200,529,924)	(57,661)
Distributions to shareholders from:
Distributable earnings	(27,500,340)	(28,899,290)	(39,500)

Share transactions*:
Proceeds from sale of shares	—	815,012,259	2,500,000
Cost of shares redeemed	(300,341,391)	(427,267,809)	—
Increase (decrease) in net assets resulting from share transactions	(300,341,391)	387,744,450	2,500,000
Total increase (decrease) in net assets	(428,965,690)	158,315,236	2,402,839
Net Assets, beginning of period	1,341,023,009	1,182,707,773	—
Net Assets, end of period	$912,057,319	$1,341,023,009	$2,402,839
*Shares of Common Stock Issued (no par value)
Shares sold	—	8,000,000	100,000
Shares redeemed	(3,650,000)	(4,800,000)	—
Net increase (decrease)	(3,650,000)	3,200,000	100,000

(a)	Consolidated Statement of Changes in Net Assets
(b)	For the period August 22, 2023 (commencement of operations) through December 31, 2023.

See Notes to Financial Statements

64

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Future of Food ETF		Gold Miners ETF
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

Operations:
Net investment income	$70,146	$37,285	$212,721,816	$194,459,737
Net realized gain (loss)	(164,151)	(97,107)	629,082,410	(35,147,047)
Net change in unrealized appreciation (depreciation)	(237,013)	(703,908)	452,037,253	(1,357,895,743)
Net increase (decrease) in net assets resulting from operations	(331,018)	(763,730)	1,293,841,479	(1,198,583,053)
Distributions to shareholders from:
Distributable earnings	(72,000)	(38,400)	(210,018,245)	(197,981,341)

Share transactions*:
Proceeds from sale of shares	955,232	1,030,333	3,260,557,849	3,035,577,589
Cost of shares redeemed	—	—	(3,308,844,771)	(2,978,056,133)
Increase (decrease) in net assets resulting from share transactions	955,232	1,030,333	(48,286,922)	57,521,456
Total increase (decrease) in net assets	552,214	228,203	1,035,536,312	(1,339,042,938)
Net Assets, beginning of year	2,697,884	2,469,681	11,934,043,598	13,273,086,536
Net Assets, end of year	$3,250,098	$2,697,884	$12,969,579,910	$11,934,043,598
*Shares of Common Stock Issued (no par value)
Shares sold	50,000	50,000	109,650,000	102,100,000
Shares redeemed	—	—	(108,950,000)	(100,900,000)
Net increase	50,000	50,000	700,000	1,200,000

See Notes to Financial Statements

65

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Green Metals ETF		Junior Gold Miners ETF
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

Operations:
Net investment income	$598,189	$531,803	$24,939,450	$24,814,523
Net realized loss	(4,442,304)	(981,419)	(184,012,672)	(171,074,965)
Net change in unrealized appreciation (depreciation)	265,010	(4,556,176)	470,416,381	(486,420,375)
Net increase (decrease) in net assets resulting from operations	(3,579,105)	(5,005,792)	311,343,159	(632,680,817)
Distributions to shareholders from:
Distributable earnings	(539,990)	(580,000)	(31,501,605)	(19,233,209)

Share transactions*:
Proceeds from sale of shares	8,277,006	14,040,492	679,836,394	674,457,723
Cost of shares redeemed	—	(1,560,818)	(285,373,244)	(780,321,178)
Increase (decrease) in net assets resulting from share transactions	8,277,006	12,479,674	394,463,150	(105,863,455)
Total increase (decrease) in net assets	4,157,911	6,893,882	674,304,704	(757,777,481)
Net Assets, beginning of year	22,590,426	15,696,544	3,737,011,072	4,494,788,553
Net Assets, end of year	$26,748,337	$22,590,426	$4,411,315,776	$3,737,011,072
*Shares of Common Stock Issued (no par value)
Shares sold	300,000	400,000	18,500,000	19,250,000
Shares redeemed	—	(50,000)	(7,700,000)	(21,700,000)
Net increase (decrease)	300,000	350,000	10,800,000	(2,450,000)

See Notes to Financial Statements

66

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Low Carbon Energy ETF		Natural Resources ETF
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

Operations:
Net investment income	$2,688,850	$2,650,521	$4,233,766	$4,585,616
Net realized gain (loss)	(8,468,940)	(7,306,893)	9,862,580	(79,726)
Net change in unrealized appreciation (depreciation)	7,975,589	(81,994,860)	(9,892,790)	(2,081,912)
Net increase (decrease) in net assets resulting from operations	2,195,499	(86,651,232)	4,203,556	2,423,978
Distributions to shareholders from:
Distributable earnings	(2,600,073)	(2,600,048)	(4,474,960)	(4,599,900)

Share transactions*:
Proceeds from sale of shares	5,969,931	—	33,575,832	74,958,129
Cost of shares redeemed	(39,342,017)	(13,347,688)	(51,692,043)	(27,346,895)
Increase (decrease) in net assets resulting from share transactions	(33,372,086)	(13,347,688)	(18,116,211)	47,611,234
Total increase (decrease) in net assets	(33,776,660)	(102,598,968)	(18,387,615)	45,435,312
Net Assets, beginning of year	198,149,993	300,748,961	142,683,493	97,248,181
Net Assets, end of year	$164,373,333	$198,149,993	$124,295,878	$142,683,493
*Shares of Common Stock Issued (no par value)
Shares sold	50,000	—	700,000	1,450,000
Shares redeemed	(350,000)	(100,000)	(1,050,000)	(600,000)
Net increase (decrease)	(300,000)	(100,000)	(350,000)	850,000

See Notes to Financial Statements

67

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Oil Refiners ETF		Oil Services ETF
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

Operations:
Net investment income	$1,269,032	$1,230,395	$28,388,375	$23,646,493
Net realized gain	219,146	62,100	287,162,976	588,746,639
Net change in unrealized appreciation (depreciation)	2,795,064	(745,083)	(292,942,293)	532,821,388
Net increase in net assets resulting from operations	4,283,242	547,412	22,609,058	1,145,214,520
Distributions to shareholders from:
Distributable earnings	(1,250,000)	(1,200,000)	(28,299,743)	(23,400,039)

Share transactions*:
Proceeds from sale of shares	3,381,127	41,125,018	4,514,195,234	4,621,472,112
Cost of shares redeemed	(11,096,908)	(21,154,594)	(4,925,461,569)	(5,302,018,149)
Increase (decrease) in net assets resulting from share transactions	(7,715,781)	19,970,424	(411,266,335)	(680,546,037)
Total increase (decrease) in net assets	(4,682,539)	19,317,836	(416,957,020)	441,268,444
Net Assets, beginning of year	38,991,715	19,673,879	2,584,387,470	2,143,119,026
Net Assets, end of year	$34,309,176	$38,991,715	$2,167,430,450	$2,584,387,470
*Shares of Common Stock Issued (no par value)
Shares sold	100,000	1,250,000	14,800,000	17,300,000
Shares redeemed	(350,000)	(725,000)	(16,300,000)	(20,400,000)
Net increase (decrease)	(250,000)	525,000	(1,500,000)	(3,100,000)

See Notes to Financial Statements

68

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Rare Earth/Strategic Metals ETF		Steel ETF
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

Operations:
Net investment income	$7,569,604	$5,943,123	$3,932,292	$5,167,089
Net realized gain (loss)	(13,002,540)	25,061,182	(1,122,007)	(2,138,152)
Net change in unrealized appreciation (depreciation)	(90,298,567)	(338,277,114)	24,570,179	3,726,233
Net increase (decrease) in net assets resulting from operations	(95,731,503)	(307,272,809)	27,380,464	6,755,170
Distributions to shareholders from:
Distributable earnings	—	(9,819,927)	(3,875,063)	(5,238,962)
Return of capital	—	—	—	(11,016)
Total distributions	—	(9,819,927)	(3,875,063)	(5,249,978)

Share transactions*:
Proceeds from sale of shares	76,570,075	149,331,401	86,953,299	82,321,434
Cost of shares redeemed	(202,630,630)	(214,892,139)	(69,956,651)	(95,953,186)
Increase (decrease) in net assets resulting from share transactions	(126,060,555)	(65,560,738)	16,996,648	(13,631,752)
Total increase (decrease) in net assets	(221,792,058)	(382,653,474)	40,502,049	(12,126,560)
Net Assets, beginning of year	631,206,968	1,013,860,442	99,697,179	111,823,739
Net Assets, end of year	$409,414,910	$631,206,968	$140,199,228	$99,697,179
*Shares of Common Stock Issued (no par value)
Shares sold	1,100,000	1,500,000	1,300,000	1,300,000
Shares redeemed	(2,750,000)	(2,300,000)	(1,125,000)	(1,675,000)
Net increase (decrease)	(1,650,000)	(800,000)	175,000	(375,000)

See Notes to Financial Statements

69

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Uranium+Nuclear Energy ETF
	Year Ended December 31, 2023	Year Ended December 31, 2022

Operations:
Net investment income	$1,513,041	$744,394
Net realized gain	3,197,203	1,597,739
Net change in unrealized appreciation (depreciation)	22,574,028	(941,706)
Net increase in net assets resulting from operations	27,284,272	1,400,427
Distributions to shareholders from:
Distributable earnings	(6,000,037)	(1,100,017)

Share transactions*:
Proceeds from sale of shares	67,315,401	24,539,686
Cost of shares redeemed	(11,431,512)	(5,585,128)
Increase in net assets resulting from share transactions	55,883,889	18,954,558
Total increase in net assets	77,168,124	19,254,968
Net Assets, beginning of year	54,481,885	35,226,917
Net Assets, end of year	$131,650,009	$54,481,885
*Shares of Common Stock Issued (no par value)
Shares sold	1,025,000	450,000
Shares redeemed	(175,000)	(100,000)
Net increase	850,000	350,000

See Notes to Financial Statements

70

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Agribusiness ETF
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$85.96	$95.38	$77.82	$68.59	$57.11
Net investment income (a)	1.94	1.71	1.14	0.90	0.83
Net realized and unrealized gain (loss) on investments	(9.34)	(9.28)	17.54	9.19	11.56
Total from investment operations	(7.40)	(7.57)	18.68	10.09	12.39
Distributions from:
Net investment income	(2.24)	(1.85)	(1.12)	(0.86)	(0.91)
Net asset value, end of year	$76.32	$85.96	$95.38	$77.82	$68.59

Total return (b)	(8.58)%	(7.95)%	23.99%	14.73%	21.70%

Ratios to average net assets
Expenses	0.53%	0.53%	0.52%	0.55%	0.56%
Net investment income	2.34%	1.84%	1.25%	1.41%	1.29%
Supplemental data
Net assets, end of year (in millions)	$912	$1,341	$1,183	$794	$717
Portfolio turnover rate (c)	12%	24%	17%	13%	21%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

71

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	CMCI Commodity Strategy ETF(a)

	Period Ended December 31, 2023(b)

Net asset value, beginning of period	$25.00
Net investment income (c)	0.44
Net realized and unrealized loss on investments	(1.01)
Total from investment operations	(0.57)
Distributions from:
Net investment income	(0.40)
Net asset value, end of period	$24.03

Total return (d)	(2.32	)%(e)

Ratios to average net assets
Gross expenses	6.32	%(f)
Net expenses	0.65	%(f)
Net investment income	4.82	%(f)
Supplemental data
Net assets, end of period (in millions)	$2
Portfolio turnover rate (g)	0	%(e)

(a)	Consolidated Financial Highlights
(b)	For the period August 22, 2023 (commencement of operations) through December 31, 2023.
(c)	Calculated based upon average shares outstanding
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Not Annualized
(f)	Annualized
(g)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

72

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Future of Food ETF

	Year Ended December 31,		Period Ended December 31,
	2023	2022	2021(a)

Net asset value, beginning of period	$17.99	$24.70	$24.33
Net investment income (b)	0.36	0.29	0.02
Net realized and unrealized gain (loss) on investments	(1.74)	(6.74)	0.35
Total from investment operations	(1.38)	(6.45)	0.37
Distributions from:
Net investment income	(0.36)	(0.26)	—
Net asset value, end of period	$16.25	$17.99	$24.70

Total return (c)	(7.66)%	(26.14)%	1.53	%(d)

Ratios to average net assets
Expenses	0.70%	0.69%	0.69	%(e)
Expenses excluding interest and taxes	0.69%	0.69%	N/A	(e)
Net investment income	2.11%	1.44%	0.93	%(e)
Supplemental data
Net assets, end of period (in millions)	$3	$3	$2
Portfolio turnover rate (f)	8%	4%	0	%(d)

(a)	For the period December 1, 2021 (commencement of operations) through December 31, 2021.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

73

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Gold Miners ETF
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$28.69	$32.00	$35.98	$29.34	$21.07
Net investment income (a)	0.52	0.48	0.52	0.21	0.19
Net realized and unrealized gain (loss) on investments	2.41	(3.31)	(3.97)	6.62	8.27
Total from investment operations	2.93	(2.83)	(3.45)	6.83	8.46
Distributions from:
Net investment income	(0.50)	(0.48)	(0.53)	(0.19)	(0.19)
Net asset value, end of year	$31.12	$28.69	$32.00	$35.98	$29.34

Total return (b)	10.22%	(8.87)%	(9.56)%	23.30%	40.15%

Ratios to average net assets
Expenses	0.51%	0.51%	0.51%	0.51%	0.52%
Expenses excluding interest and taxes	0.51%	0.51%	N/A	N/A	N/A
Net investment income	1.70%	1.61%	1.53%	0.61%	0.76%
Supplemental data
Net assets, end of year (in millions)	$12,970	$11,934	$13,273	$16,504	$12,999
Portfolio turnover rate (c)	13%	17%	15%	13%	14%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

74

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Green Metals ETF

	Year Ended December 31,		Period Ended December 31,
	2023	2022	2021(a)

Net asset value, beginning of period	$28.24	$34.88	$34.67
Net investment income (loss) (b)	0.63	0.73	(0.01)
Net realized and unrealized gain (loss) on investments	(4.06)	(6.64)	0.22
Total from investment operations	(3.43)	(5.91)	0.21
Distributions from:
Net investment income	(0.49)	(0.73)	—
Net asset value, end of period	$24.32	$28.24	$34.88

Total return (c)	(12.13)%	(16.99)%	0.61	%(d)

Ratios to average net assets
Expenses	0.66%	0.63%	0.60	%(e)
Expenses excluding interest and taxes	0.59%	0.59%	0.59	%(e)
Net investment income (loss)	2.37%	2.33%	(0.30	)%(e)
Supplemental data
Net assets, end of period (in millions)	$27	$23	$16
Portfolio turnover rate (f)	28%	32%	10	%(d)

(a)	For the period November 10, 2021 (commencement of operations) through December 31, 2021.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

75

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Junior Gold Miners ETF
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$35.63	$41.88	$54.26	$42.39	$30.11
Net investment income (a)	0.23	0.24	0.39	0.22	0.08
Net realized and unrealized gain (loss) on investments	2.54	(6.31)	(12.02)	12.51	12.36
Total from investment operations	2.77	(6.07)	(11.63)	12.73	12.44
Distributions from:
Net investment income	(0.27)	(0.18)	(0.75)	(0.86)	(0.16)
Net asset value, end of year	$38.13	$35.63	$41.88	$54.26	$42.39

Total return (b)	7.78%	(14.48)%	(21.44)%	30.07%	41.31%

Ratios to average net assets
Expenses	0.52%	0.52%	0.52%	0.52%	0.53%
Net investment income	0.63%	0.64%	0.84%	0.46%	0.24%
Supplemental data
Net assets, end of year (in millions)	$4,411	$3,737	$4,495	$6,315	$5,219
Portfolio turnover rate (c)	20%	27%	24%	34%	19%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

76

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Low Carbon Energy ETF
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$111.11	$159.69	$165.41	$75.70	$55.10
Net investment income (a)	1.64	1.45	0.78	0.16	0.05
Net realized and unrealized gain (loss) on investments	(0.18)	(48.57)	(5.79)	89.64	20.55
Total from investment operations	1.46	(47.12)	(5.01)	89.80	20.60
Distributions from:
Net investment income	(1.75)	(1.46)	(0.71)	(0.09)	—
Net asset value, end of year	$110.82	$111.11	$159.69	$165.41	$75.70

Total return (b)	1.34%	(29.52)%	(3.02)%	118.65%	37.38%

Ratios to average net assets
Gross expenses	0.61%	0.61%	0.55%	0.64%	0.65%
Net expenses	0.61%	0.61%	0.55%	0.62%	0.62%
Net expenses excluding interest and taxes	0.57%	0.61%	0.55%	0.62%	0.62%
Net investment income	1.43%	1.13%	0.49%	0.16%	0.08%
Supplemental data
Net assets, end of year (in millions)	$164	$198	$301	$270	$105
Portfolio turnover rate (c)	16%	16%	77%	84%	40%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

77

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Natural Resources ETF
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$49.20	$47.44	$38.65	$37.10	$32.20
Net investment income (a)	1.52	1.66	1.21	0.84	0.96
Net realized and unrealized gain (loss) on investments	(0.38)	1.71	8.60	1.65 (b)	4.94
Total from investment operations	1.14	3.37	9.81	2.49	5.90
Distributions from:
Net investment income	(1.60)	(1.61)	(1.02)	(0.94)	(1.00)
Net asset value, end of year	$48.74	$49.20	$47.44	$38.65	$37.10

Total return (c)	2.32%	7.10%	25.38%	6.73%	18.34%

Ratios to average net assets
Gross expenses (d)	0.52%	0.50%	0.78%	0.90%	0.79%
Net expenses (d)	0.52%	0.50%	0.49%	0.49%	0.50%
Net expenses excluding interest and taxes (d)	0.49%	0.49%	0.49%	0.49%	0.49%
Net investment income	3.11%	3.36%	2.63%	2.59%	2.70%
Supplemental data
Net assets, end of year (in millions)	$124	$143	$97	$52	$70
Portfolio turnover rate (e)	26%	37%	26%	26%	24%

(a)	Calculated based upon average shares outstanding
(b)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Periods after December 31, 2021 reflect a unitary management fee structure.
(e)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

78

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Oil Refiners ETF
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$31.19	$27.14	$25.01	$29.01	$26.95
Net investment income (a)	1.19	1.07	0.66	0.58	0.56
Net realized and unrealized gain (loss) on investments	3.18	3.94	2.12	(3.92)	1.91
Total from investment operations	4.37	5.01	2.78	(3.34)	2.47
Distributions from:
Net investment income	(1.25)	(0.96)	(0.65)	(0.64)	(0.41)
Return of capital	—	—	—	(0.02)	—
Total distributions	(1.25)	(0.96)	(0.65)	(0.66)	(0.41)
Net asset value, end of year	$34.31	$31.19	$27.14	$25.01	$29.01

Total return (b)	14.00%	18.50%	11.10%	(11.50)%	9.19%

Ratios to average net assets
Gross expenses	0.85%	0.78%	1.02%	1.29%	1.03%
Net expenses	0.62%	0.61%	0.59%	0.59%	0.60%
Net expenses excluding interest and taxes	0.59%	0.59%	0.59%	0.59%	0.59%
Net investment income	3.68%	3.54%	2.32%	2.56%	1.97%
Supplemental data
Net assets, end of year (in millions)	$34	$39	$20	$18	$35
Portfolio turnover rate (c)	19%	40%	18%	37%	30%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

79

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Oil Services ETF(a)
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$304.03	$184.74	$153.90	$265.47	$280.60
Net investment income (b)	3.65	2.14	2.41	2.26	6.60
Net realized and unrealized gain (loss) on investments	6.15	120.04	30.24 (c)	(111.94)	(15.93	)(c)
Total from investment operations	9.80	122.18	32.65	(109.68)	(9.33)
Distributions from:
Net investment income	(4.22)	(2.89)	(1.81)	(1.89)	(5.80)
Net asset value, end of year	$309.61	$304.03	$184.74	$153.90	$265.47

Total return (d)	3.21%	66.14%	21.18%	(41.31)%	(3.35)%

Ratios to average net assets
Gross expenses (e)	0.35%	0.35%	0.36%	0.40%	0.39%
Net expenses (e)	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.18%	0.83%	1.21%	1.68%	2.28%
Supplemental data
Net assets, end of year (in millions)	$2,167	$2,584	$2,143	$723	$773
Portfolio turnover rate (f)	17%	17%	28%	33%	29%

(a)	On April 15, 2020, the Fund effected a 1 for 20 reverse share split (See Note 11). Per share data has been adjusted to reflect the reverse share split.
(b)	Calculated based upon average shares outstanding
(c)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Periods after December 31, 2021 reflect a unitary management fee structure.
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

80

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Rare Earth/Strategic Metals ETF(a)
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$76.28	$111.72	$65.41	$40.41	$40.68
Net investment income (b)	1.02	0.68	0.08	0.58	0.90
Net realized and unrealized gain (loss) on investments	(15.50)	(34.93)	52.12	24.95	(0.54	)(c)
Total from investment operations	(14.48)	(34.25)	52.20	25.53	0.36
Distributions from:
Net investment income	—	(1.19)	(5.89)	(0.53)	(0.63)
Net asset value, end of year	$61.80	$76.28	$111.72	$65.41	$40.41

Total return (d)	(18.98)%	(30.68)%	80.09%	63.22%	0.91%

Ratios to average net assets
Gross expenses	0.56%	0.54%	0.53%	0.63%	0.64%
Net expenses	0.56%	0.54%	0.53%	0.59%	0.60%
Net expenses excluding interest and taxes	0.55%	0.54%	0.53%	0.57%	0.57%
Net investment income	1.34%	0.70%	0.08%	1.44%	2.14%
Supplemental data
Net assets, end of year (in millions)	$409	$631	$1,014	$322	$193
Portfolio turnover rate (e)	41%	40%	74%	70%	64%

(a)	On April 15, 2020, the Fund effected a 1 for 3 reverse share split (See Note 11). Per share data has been adjusted to reflect the reverse share split.
(b)	Calculated based upon average shares outstanding
(c)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

81

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Steel ETF
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$57.80	$53.25	$44.57	$37.74	$34.87
Net investment income (a)	2.09	2.71	3.19	0.71	1.16
Net realized and unrealized gain on investments	15.97	4.72	9.25	6.95	2.75
Total from investment operations	18.06	7.43	12.44	7.66	3.91
Distributions from:
Net investment income	(2.07)	(2.87)	(3.76)	(0.77)	(1.04)
Return of capital	—	(0.01)	—	(0.06)	—
Total distributions	(2.07)	(2.88)	(3.76)	(0.83)	(1.04)
Net asset value, end of year	$73.79	$57.80	$53.25	$44.57	$37.74

Total return (b)	31.23%	13.88%	27.91%	20.57%	11.02%

Ratios to average net assets
Gross expenses	0.57%	0.58%	0.56%	0.95%	0.71%
Net expenses	0.56%	0.56%	0.55%	0.56%	0.56%
Net expenses excluding interest and taxes	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income	3.22%	4.72%	5.48%	2.31%	3.11%
Supplemental data
Net assets, end of year (in millions)	$140	$100	$112	$77	$66
Portfolio turnover rate (c)	22%	20%	25%	34%	19%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

82

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Uranium+Nuclear Energy ETF
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$54.94	$54.90	$49.35	$48.71	$49.67
Net investment income (a)	1.19	0.86	1.44	0.89	1.07
Net realized and unrealized gain (loss) on investments	18.62	0.29	5.20	0.85	(0.85)
Total from investment operations	19.81	1.15	6.64	1.74	0.22
Distributions from:
Net investment income	(3.26)	(1.11)	(1.09)	(1.10)	(1.18)
Net asset value, end of year	$71.49	$54.94	$54.90	$49.35	$48.71

Total return (b)	36.02%	2.10%	13.48%	3.59%	0.44%

Ratios to average net assets
Gross expenses	0.64%	0.67%	0.89%	1.25%	0.93%
Net expenses	0.61%	0.61%	0.60%	0.60%	0.61%
Net expenses excluding interest and taxes	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	1.88%	1.56%	2.70%	1.97%	2.13%
Supplemental data
Net assets, end of year (in millions)	$132	$54	$35	$18	$23
Portfolio turnover rate (c)	41%	53%	25%	25%	15%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

83

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December 31, 2023

Note 1—Fund Organization—VanEck ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust. These financial statements relate only to the investment portfolios listed in the diversification table below (each a “Fund” and, collectively, the “Funds”).

Fund	Diversification Classification
Agribusiness ETF	Non-Diversified
CMCI Commodity Strategy ETF	Non-Diversified
Future of Food ETF	Non-Diversified
Gold Miners ETF	Non-Diversified
Green Metals ETF	Non-Diversified
Junior Gold Miners ETF	Non-Diversified
Low Carbon Energy ETF	Non-Diversified
Natural Resources ETF	Diversified
Oil Refiners ETF	Non-Diversified
Oil Services ETF	Non-Diversified
Rare Earth/Strategic Metals ETF	Non-Diversified
Steel ETF	Non-Diversified
Uranium+Nuclear Energy ETF	Non-Diversified

Each Fund’s investment objective (except for Future of Food ETF) is to replicate as closely as possible, before fees and expenses, the price and yield performance of its index which are listed in the table below.

Fund	Index
Agribusiness ETF	MVIS® Global Agribusiness Index
CMCI Commodity Strategy ETF	UBS Constant Maturity Commodity Total Return Index
Gold Miners ETF	NYSE® Arca® Gold Miners Index®
Green Metals ETF	MVIS® Global Clean-Tech Metals Index
Junior Gold Miners ETF	MVIS® Global Junior Gold Miners Index
Low Carbon Energy ETF	MVIS Global Low Carbon Energy Index
Natural Resources ETF	VanEck® Natural Resources Index
Oil Refiners ETF	MVIS® Global Oil Refiners Index
Oil Services ETF	MVIS® US Listed Oil Services 25 Index
Rare Earth/Strategic Metals ETF	MVIS® Global Rare Earth/Strategic Metals Index
Steel ETF	NYSE® Arca® Steel Index
Uranium+Nuclear Energy ETF	MVIS® Global Uranium & Nuclear Energy Index

Each Fund, except for Future of Food ETF, was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in approximately the same weighting as their index. The Future of Food ETF is an actively managed ETF that seeks long-term capital appreciation and invests primarily in securities of companies engaged in Agri-Food technology and innovation.

Van Eck Associates Corporation (“VEAC”) serves as the investment adviser for the Funds, except for CMCI Commodity Strategy ETF. Van Eck Absolute Return Advisers Corporation (“VEARA”), a wholly owned subsidiary of VEAC, serves as the investment adviser to Commodity Strategy ETF and its Subsidiary. VEAC and VEARA are collectively referred to as the “Adviser”.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

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The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A.	Security Valuation— The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy. Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Swap contracts are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the net change in value, if any, is regarded as an unrealized gain or loss and is categorized as Level 2 in the fair value hierarchy. The Board of Trustees (“Trustees”) has designated the Adviser as valuation designee to perform the Funds’ fair value determinations, subject to board oversight and certain reporting and other requirements. The Adviser has adopted policies and procedures reasonably designed to comply with the requirements. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value,

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(continued)

including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation— The CMCI Commodity Strategy ETF invests in certain commodity-linked derivative instruments through the Commodity Index Subsidiary (the “Subsidiary”), Cayman Islands exempted company. Consolidated financial statements of the Fund present the financial position and results of operations for the Fund and its wholly-owned Subsidiary. All interfund account balances and transactions between the Fund and Subsidiary have been eliminated in consolidation.

C.	Federal Income Taxes— It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D.	Distributions to Shareholders— Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Currency Translation— Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statements of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

F.	Restricted Securities— The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

G.	Use of Derivative Instruments— Certain Funds may invest in derivative instruments. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as OTC derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount.
86

Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Schedule of Investments.

Total Return Swaps— The CMCI Commodity Strategy ETF invests in total return swaps in order take a “long” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty. Documentation governing the Fund’s total return swap transactions may contain provisions for early termination of a total return swap in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the total return swap and require the Fund to pay or receive a settlement amount in connection with the terminated total return swap transaction. The total return swap position held by the CMCI Commodity Strategy ETF at December 31, 2023 is reflected in the Fund’s Consolidated Schedule of Investments.

During the year ended December 31, 2023, the CMCI Commodity Strategy ETF held total return swap contracts for five months with an average monthly notional amount of $2,505,400.

At December 31, 2023, the CMCI Commodity Strategy ETF held derivatives (not designated as hedging instruments under GAAP):

Liabilities Derivatives
Commodities Futures Risk
CMCI Commodity Strategy ETF
Swap contracts[1]	$79,504

1	Consolidated Statement of Assets and Liabilities location: Total return swap contracts, at value

The impact of transactions in derivative instruments during the year ended December 31, 2023, was as follows:

Commodities Futures Risk
CMCI Commodity Strategy ETF
Realized gain (loss):
Swap contracts[1]	$(22,530)
Net change in unrealized appreciation (depreciation):
Swap contracts[2]	(79,504)

1	Consolidated Statement of Operations location: Net realized gain (loss) on swap contracts
2	Consolidated Statement of Operations location: Net change in unrealized appreciation (depreciation) on swap contracts

H.	Offsetting Assets and Liabilities— In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received
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(continued)

or delivered to that counterparty based on the terms of the agreements. The Funds may pledge and receive cash and or securities as collateral for derivative instruments and securities lending. For financial reporting purposes, the Funds present derivatives and securities lending assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Cash collateral received for securities lending in the form of money market fund investments, if any, at December 31, 2023 is presented in the Schedules of Investments and in the Statements of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Cash Collateral Pledged	Net Amount
CMCI Commodity Strategy ETF
Total return swap contracts	$79,504	$—	$79,504	$—	$79,504

I.	Other— Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

The Funds earn interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statements of Operations.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements— The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2024, (for CMCI Commodity Strategy ETF until at least May 1, 2025), to waive fees and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, and extraordinary expenses) from exceeding the expense limitations for the Funds listed in the table below.

The management fee rates and expense limitations for the year ended December 31, 2023, are as follows:

Fund	Management Fees	Expense Limitations
Agribusiness ETF	0.50%	0.56%
CMCI Commodity Strategy ETF	0.65	0.65
Gold Miners ETF	0.50	0.53
Junior Gold Miners ETF	0.50	0.56
Low Carbon Energy ETF	0.50	0.62
Oil Refiners ETF	0.50	0.59
Rare Earth/Strategic Metals ETF	0.50	0.57
Steel ETF	0.50	0.55
Uranium+Nuclear Energy ETF	0.50	0.60

Refer to the Statements of Operations for amounts waived/assumed by the Adviser.

The Future of Food ETF, Green Metals ETF, and effective January 1, 2022, Natural Resources ETF and Oil Services ETF utilize a unitary management fee structure where the Adviser is responsible for all expenses of the Fund, (excluding the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) until at least May 1, 2024.

88

The unitary management fee rates for the year ended December 31, 2023, are as follows:

Fund	Unitary Management Fee Rate
Future of Food ETF	0.69%
Green Metals ETF	0.59
Natural Resources ETF	0.49
Oil Services ETF	0.35

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (the “Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Capital Share Transactions—As of December 31, 2023 there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”).

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of a designated portfolio of securities (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including, for the benefit of the Funds, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Funds may impose variable fees on the purchase or redemption of Creation Units for cash, or on transactions effected outside the clearing process, to defray certain transaction costs. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

Note 5—Investments—For the year ended December 31, 2023, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and the purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

			In-Kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
Agribusiness ETF	$132,664,997	$146,201,487	$—	$287,360,913
Future of Food ETF	296,375	244,734	906,105	—
Gold Miners ETF	1,603,070,901	1,562,166,684	3,260,488,402	3,308,821,096
Green Metals ETF	9,183,488	7,064,416	6,200,928	—
Junior Gold Miners ETF	847,776,376	809,401,599	677,547,135	284,495,238
Low Carbon Energy ETF	29,659,180	31,002,444	5,049,868	36,779,834
Natural Resources ETF	35,355,825	36,468,299	32,784,522	50,495,784
Oil Refiners ETF	6,538,336	7,594,618	2,897,422	9,399,576
Oil Services ETF	409,001,334	403,482,178	4,514,468,572	4,931,302,088
Rare Earth/Strategic Metals ETF	227,964,079	250,954,181	55,796,340	151,087,842
Steel ETF	28,838,326	26,837,319	87,006,242	72,171,905
Uranium+Nuclear Energy ETF	33,367,246	36,249,535	65,776,486	11,229,534
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(continued)

Note 6—Income Taxes—As of December 31, 2023, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Agribusiness ETF	$1,133,422,474	$49,499,864	$(243,849,722)	$(194,349,858)
CMCI Commodity Strategy ETF	2,543,751	2,246	(116,247)	(114,001)
Future of Food ETF	4,135,715	131,283	(1,036,734)	(905,451)
Gold Miners ETF	12,739,284,719	1,326,957,915	(1,027,127,633)	299,830,282
Green Metals ETF	31,510,040	2,277,545	(6,513,429)	(4,235,884)
Junior Gold Miners ETF	4,881,637,347	458,562,807	(813,075,380)	(354,512,573)
Low Carbon Energy ETF	211,015,301	26,350,179	(62,759,748)	(36,409,569)
Natural Resources ETF	121,740,156	14,303,999	(10,527,684)	3,776,315
Oil Refiners ETF	31,880,186	4,285,728	(1,846,818)	2,438,910
Oil Services ETF	2,375,577,122	29,297,399	(237,646,538)	(208,349,139)
Rare Earth/Strategic Metals ETF	503,250,271	54,666,558	(130,060,575)	(75,394,017)
Steel ETF	133,292,965	14,573,755	(7,090,680)	7,483,075
Uranium+Nuclear Energy ETF	127,579,139	17,516,005	(822,600)	16,693,405

At December 31, 2023, the components of total distributable earnings (losses) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	(Accumulated Capital Losses)/ Undistributed Capital Gains	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
Agribusiness ETF	$889,469	$(837,838,659)	$(633,201)	$(194,363,123)	$(1,031,945,514)
CMCI Commodity Strategy ETF	–	–	–	(78,959)	(78,959)
Future of Food ETF	970	(263,088)	–	(905,885)	(1,168,003)
Gold Miners ETF	46,024,654	(12,244,506,621)	(1,535,302)	299,840,109	(11,900,177,160)
Green Metals ETF	109,231	(5,444,546)	–	(4,235,971)	(9,571,286)
Junior Gold Miners ETF	41,393,382	(5,011,610,159)	(402,438)	(354,167,946)	(5,324,787,161)
Low Carbon Energy ETF	208,261	(77,187,223)	(20,550)	(36,410,905)	(113,410,417)
Natural Resources ETF	8,630	(57,203,200)	(14,854)	3,779,358	(53,430,066)
Oil Refiners ETF	3,293	(11,197,878)	(1,085)	2,439,940	(8,755,730)
Oil Services ETF	335,087	(2,109,198,198)	(210,231)	(208,349,140)	(2,317,422,482)
Rare Earth/Strategic Metals ETF	5,608,484	(389,581,278)	(28,330)	(75,370,673)	(459,371,797)
Steel ETF	61,716	(170,951,107)	(22,074)	7,483,075	(163,428,390)
Uranium+Nuclear Energy ETF	5,692,927	(86,540,437)	(14,403)	16,691,585	(64,170,328)

The tax character of dividends paid to shareholders was follows:

	December 31, 2023	December 31, 2022
Fund	Ordinary Income*	Ordinary Income*	Return of Capital
Agribusiness ETF	$27,500,340	$28,899,290	$–
CMCI Commodity Strategy ETF	39,500	–	–
Future of Food ETF	72,000	38,400	–
Gold Miners ETF	210,018,245	197,981,341	–
Green Metals ETF	539,990	580,000	–
Junior Gold Miners ETF	31,501,605	19,233,209	–
Low Carbon Energy ETF	2,600,073	2,600,048	–
90

	December 31, 2023	December 31, 2022
Fund	Ordinary Income*	Ordinary Income*	Return of Capital
Natural Resources ETF	4,474,960	4,599,900	–
Oil Refiners ETF	1,250,000	1,200,000	–
Oil Services ETF	28,299,743	23,400,039	–
Rare Earth/Strategic Metals ETF	–	9,819,927	–
Steel ETF	3,875,063	5,238,962	11,016
Uranium+Nuclear Energy ETF	6,000,037	1,100,017	–

*	Includes short-term capital gains (if any).

At December 31, 2023, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
Agribusiness ETF	$(232,266,052)	$(605,572,607)	$(837,838,659)
Future of Food ETF	(123,276)	(139,812)	(263,088)
Gold Miners ETF	(2,005,569,048)	(10,238,937,573)	(12,244,506,621)
Green Metals ETF	(1,545,956)	(3,898,590)	(5,444,546)
Junior Gold Miners ETF	(1,698,904,530)	(3,312,705,629)	(5,011,610,159)
Low Carbon Energy ETF	(11,064,350)	(66,122,873)	(77,187,223)
Natural Resources ETF	(10,960,628)	(46,242,572)	(57,203,200)
Oil Refiners ETF	(5,147,896)	(6,049,982)	(11,197,878)
Oil Services ETF	(384,200,583)	(1,724,997,615)	(2,109,198,198)
Rare Earth/Strategic Metals ETF	(94,077,070)	(295,504,208)	(389,581,278)
Steel ETF	(17,138,313)	(153,812,794)	(170,951,107)
Uranium+Nuclear Energy ETF	(14,276,119)	(72,264,318)	(86,540,437)

During the year ended December 31, 2023, as a result of permanent book to tax differences, primarily due to the tax treatment of gains/losses from securities redeemed in-kind and differences in the treatment of income and realized gains from controlled foreign corporation subsidiaries, the Funds incurred differences that affected distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
Agribusiness ETF	$(36,860,234)	$36,860,234
CMCI Commodity Strategy ETF	18,202	(18,202)
Future of Food ETF	124	(124)
Gold Miners ETF	(979,250,495)	979,250,495
Junior Gold Miners ETF	(46,352,673)	46,352,673
Low Carbon Energy ETF	(5,588,190)	5,588,190
Natural Resources ETF	(13,046,303)	13,046,303
Oil Refiners ETF	(1,003,673)	1,003,673
Oil Services ETF	(380,868,154)	380,868,154
Rare Earth/Strategic Metals ETF	(31,672,164)	31,672,164
Steel ETF	(6,820,210)	6,820,210
Uranium+Nuclear Energy ETF	(3,937,415)	3,937,415

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the

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(continued)

Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2023, the Funds did not incur any interest or penalties.

Note 7—Principal Risks— Non-diversified funds generally hold securities of fewer issuers than diversified funds (See Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the recent coronavirus outbreak. Additionally, certain Funds may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Funds may be forced to sell such restricted securities and incur a loss as a result.

The CMCI Commodity Strategy ETF may invest in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity futures contracts and options on futures contracts that provide economic exposure to the investment returns of the commodities markets. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and economic events and regulatory developments. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Fund to greater volatility than investments in traditional securities. Changes in laws or government regulations by the United States and/or the Cayman Islands could adversely affect the operations of the Fund.

Following Russia’s large-scale invasion of Ukraine, governments of the United States and many other countries imposed economic sanctions on certain Russian individuals and Russian governmental, corporate and banking entities. A number of jurisdictions also instituted broad sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. In response, the government of Russia imposed capital controls to restrict movements of capital entering and exiting the country. As a result, the value and liquidity of Russian securities and its currency experienced and may continue to experience significant declines. The Russian securities markets were closed for a period of time and were reopened on March 24, 2022, but significant trading limitations have remained. There is no assurance that these disruptions will not continue.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

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Note 8—Trustee Deferred Compensation Plan— The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which a Trustee can elect to defer receipt of trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds of the Trust as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities. Effective January 1, 2022, Natural Resources ETF and Oil Services ETF converted to a unitary management fee structure. For these Funds, the liability of the Plan shown as “Deferred Trustee fees” in the Statements of Asset and Liabilities represents amounts accrued through December 31, 2021. Future of Food ETF and Green Metals ETF commenced operations with a unitary management fee and therefore bear no costs or liabilities relative to the Plan.

Note 9—Securities Lending— To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with the securities lending agent. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statements of Operations. Cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Funds’ Schedules of Investments or Statements of Assets and Liabilities as it is held by the agent on behalf of the Funds. The Funds do not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2023 is presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. The following is a summary of the Funds’ securities on loan and related collateral as of December 31, 2023:

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
Agribusiness ETF	$41,077,399	$27,567,080	$15,470,385	$43,037,465
Future of Food ETF	69,986	85,782	–	85,782
Gold Miners ETF	272,613,003	84,425,319	201,686,671	286,111,990
Green Metals ETF	3,321,855	535,727	2,952,822	3,488,549
Junior Gold Miners ETF	269,954,333	117,343,529	171,077,737	288,421,266
Low Carbon Energy ETF	33,026,362	10,097,243	24,291,273	34,388,516
Natural Resources ETF	6,898,496	1,500,893	5,707,485	7,208,378
Oil Refiners ETF	675,946	–	705,926	705,926
Oil Services ETF	138,309,378	–	143,217,716	143,217,716
Rare Earth/Strategic Metals ETF	112,696,331	18,517,532	100,697,437	119,214,969
Steel ETF	33,395,757	680,060	35,752,976	36,433,036
Uranium+Nuclear Energy ETF	33,650,202	12,307,731	22,525,682	34,833,413
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VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

The following table presents money market fund investments held as collateral by type of security on loan as of December 31, 2023:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statements of Assets and Liabilities
Fund	Equity Securities
Agribusiness ETF	$27,567,080
Future of Food ETF	85,782
Gold Miners ETF	84,425,319
Green Metals ETF	535,727
Junior Gold Miners ETF	117,343,529
Low Carbon Energy ETF	10,097,243
Natural Resources ETF	1,500,893
Rare Earth/Strategic Metals ETF	18,517,532
Steel ETF	680,060
Uranium+Nuclear Energy ETF	12,307,731

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2023, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
Agribusiness ETF	288	$1,162,887	6.40%
Gold Miners ETF	181	11,864,771	6.24
Green Metals ETF	329	302,501	6.34
Junior Gold Miners ETF	62	8,830,693	6.13
Low Carbon Energy ETF	276	1,547,117	6.28
Natural Resources ETF	339	578,723	6.36
Oil Refiners ETF	272	142,616	6.29
Oil Services ETF	226	2,358,942	6.43
Rare Earth/Strategic Metals ETF	242	1,059,895	6.33
Steel ETF	195	327,405	6.22
Uranium+Nuclear Energy ETF	171	231,320	6.37

Outstanding loan balances as of December 31, 2023, if any, are reflected in the Statements of Assets and Liabilities.

Note 11—Share Split— In 2020, the Board of Trustees approved a 1 for 20 reverse share split for Oil Services ETF, and 1 for 3 reverse share split for Rare Earth/Strategic Metals ETF. On April 15, 2020, shares began trading on a split-adjusted basis. The Financial Highlights prior to April 15, 2020 have been adjusted to reflect these reverse share splits.

Note 12— New Regulatory Requirements— On October 26, 2022, the Securities and Exchange Commission (SEC) adopted rule and form amendments that require mutual funds and exchange-traded funds (ETFs) that are registered on Form N-1A to prepare and transmit tailored unaudited annual and semi-annual shareholder reports (TSRs), that highlight key information to investors, within 60 days of period-end. The new TSRs will be prepared separately for each fund.

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In connection with these amendments, certain information that was previously disclosed in fund shareholder reports will instead be made available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR.

The SEC also amended Rule 30e-3 under the Investment Company Act, to require mutual funds and ETFs to provide TSRs directly to investors by mail (unless an investor elects electronic delivery). These rules are effective January 24, 2023, and the compliance date is July 24, 2024.

95

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of VanEck ETF Trust and Shareholders of each of the funds listed in the table below.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, (the consolidated statement of assets and liabilities, including the consolidated schedule of investments, for VanEck CMCI Commodity Strategy ETF) of each of the funds listed in the table below (thirteen of the funds constituting VanEck ETF Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of December 31, 2023, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Funds

VanEck Agribusiness ETF (1)	VanEck Natural Resources ETF (1)
VanEck CMCI Commodity Strategy ETF (2)	VanEck Oil Refiners ETF (1)
VanEck Future of Food ETF (1)	VanEck Oil Services ETF (1)
VanEck Gold Miners ETF (1)	VanEck Rare Earth/Strategic Metals ETF (1)
VanEck Green Metals ETF (1)	VanEck Steel ETF (1)
VanEck Junior Gold Miners ETF (1)	VanEck Uranium+Nuclear Energy ETF (1)
VanEck Low Carbon Energy ETF (1)

(1) Statement of operations for the year ended December 31, 2023 and statement of changes in net assets and financial highlights for the years ended December 31, 2023 and December 31, 2022.

(2) Consolidated statement of operations, consolidated statement of changes in net assets, and consolidated financial highlights for the period August 22, 2023 (commencement of operations) through December 31, 2023.

The financial statements of the Funds (other than VanEck CMCI Commodity Strategy ETF) as of and for the year or period ended December 31, 2021, and the financial highlights for each of the periods ended on or prior to December 31, 2021 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 28, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant

96

estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
New York, New York
February 27, 2024

We have served as the auditor of one or more investment companies in the VanEck Funds complex since 2022.

97

VANECK ETF TRUST

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2023. Please consult your tax advisor for proper treatment of this information:

Fund Name	Ticker Symbol	Payable Date	Total Distribution Paid Per Share	Income Dividends	Foreign Taxes Paid (a)	Total Ordinary Income Dividends	Foreign Source Income as a % of Total Ordinary Income (a)
Agribusiness ETF	MOO	Annual	$2.2358	$2.2358	$-	$2.2358	-%
CMCI Commodity Strategy ETF	CMCI	Annual	0.3950	0.3950	-	0.3950	-
Future of Food ETF	YUMY	Annual	0.3600	0.3600	-	0.3600	-
Gold Miners ETF	GDX	Annual	0.5001	0.5001	0.0529	0.5530	70.23
Green Metals ETF	GMET	Annual	0.4909	0.4909	0.0318	0.5227	86.35
Junior Gold Miners ETF	GDXJ	Annual	0.2736	0.2736	0.0816	0.3552	59.61
Low Carbon Energy ETF	SMOG	Annual	1.7529	1.7529	0.1806	1.9335	68.84
Natural Resources ETF	HAP	Annual	1.5982	1.5982	-	1.5982	-
Oil Refiners ETF	CRAK	Annual	1.2500	1.2500	0.1295	1.3795	79.99
Oil Services ETF	OIH	Annual	4.2235	4.2235	-	4.2235	-
Steel ETF	SLX	Annual	2.0667	2.0667	-	2.0667	-
Uranium+Nuclear ETF	NLR	Annual	3.2580	3.2580	0.0670	3.3250	10.81

Fund Name	Ticker Symbol	Payable Date	Percent of Total Ordinary Income Dividends that are QDI Eligible (b)	Percent of Total Ordinary Income Dividends that are DRD Eligible (c)	Section 163(j)- Interest Dividends as a % of the Total Ordinary Income Distribution (d)	Qualified Interest Income (QII) as a % of the Total Ordinary Income Distribution (e)	Federal Obligation Interest as a Percentage of the Total Distribution (f)
Agribusiness ETF	MOO	Annual	99.59%	40.98%	-%	-%	-%
CMCI Commodity Strategy ETF	CMCI	Annual	-	-	99.69	99.69	96.28
Future of Food ETF	YUMY	Annual	90.08	38.31	-	-	-
Gold Miners ETF	GDX	Annual	100.00	21.65	-	-	-
Green Metals ETF	GMET	Annual	100.00	10.24	-	-	-
Junior Gold Miners ETF	GDXJ	Annual	68.69	1.88	-	-	-
Low Carbon Energy ETF	SMOG	Annual	88.34	15.75	-	-	-
Natural Resources ETF	HAP	Annual	88.75	36.89	-	-	-
Oil Refiners ETF	CRAK	Annual	98.52	23.59	-	-	-
Oil Services ETF	OIH	Annual	100.00	71.57	-	-	-
Steel ETF	SLX	Annual	88.71	16.93	-	-	-
Uranium+Nuclear ETF	NLR	Annual	21.69	9.44	-	-	-

(a) Funds with an amount in these columns have qualified to pass-through foreign taxes and foreign source income to their shareholders. Accordingly, shareholders may include their share of foreign source income on Form 1116 (Form 1118 for corporations) and may either deduct your portion of the taxes in computing your taxable income or take a credit for such taxes against your tax liability. To determine your portion of foreign source income, multiply the dollar amount of your total ordinary dividends by the percentage indicated.

(b) All or a portion of a shareholder’s total ordinary income dividend may be taxed at a reduced capital gains rate rather than the higher marginal tax rates applicable to ordinary income. The amount of a dividend subject to this lower rate is known as Qualified Dividend Income or QDI and is reported in Box 1b of the Form 1099-DIV. Shareholders who received Form 1099-DIV should use the amounts reported to them on Form 1099-DIV when preparing their tax return. To treat a dividend as qualifying for lower rates, shareholders must have held shares on which the dividend was paid for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of the distribution.

(c) QDI information does not apply to shareholders that are corporations for U.S. tax purposes. Corporate shareholders should use the information regarding the Dividends Received Deduction or DRD. This data is being provided to corporate shareholders in order for them to compute their share of dividends qualifying

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for the DRD for corporations. To determine your share of income eligible for the DRD, multiply the dollar amount of your total ordinary dividends by the percentage indicated.

(d) These amounts represent distributions paid during the taxable year ended December 31, 2023 that are eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder. To treat a dividend as interest income, shareholders must have held shares on which the dividend was paid for at least 180 days during the 361-day period surrounding the ex-dividend date of the distribution.

(e) These amounts represent distributions paid during the taxable year ended December 31, 2023 that were considered to be Qualified Interest Income (“QII”) distributions. The QII distributions may be exempt from United States withholding tax when distributed to non-U.S. shareholders with proper documentation.

(f) Certain states may exempt the portion of dividends derived from assets backed by the full faith and credit of the U.S. Government.

99

VANECK ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2023 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent
Trustees

David H. Chow, 1957*†	Trustee	Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	72	Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Investment Committee. Formerly, Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	72	Formerly, Trustee, First Eagle Senior Loan Fund, March 2017 to December 2021; and Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	83	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Chairperson Trustee	Since 2022 Since 2012	Global Lead Partner, Financial Services Strategy, Accenture, January 2021 to present; Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to December 2021.	72	Formerly, Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	83	Director, Food and Friends, Inc., 2013 to present; Board Member, The Arc Foundation of the US, 2022 to present; Chairman, Lifetime Care Services, LLC, 2023 to present.

Interested Trustee

Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	83	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
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[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Vice President and Assistant Secretary	Vice President (Since 2023); Assistant Secretary (Since 2016)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Managing Director, Legg Mason, Inc.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

F. Michael Gozzillo, 1965	Chief Compliance Since 2018 Officer		Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Asia - Business Development of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

Lisa A. Moss, 1965	Assistant Vice President and Assistant Secretary	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Senior Counsel, Perkins Coie LLP.

Arian Neiron, 1979	Vice President	Since 2018	CEO (since 2021) & Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.
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VANECK ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
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This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	NRAR

ANNUAL REPORT December 31, 2023

Africa Index ETF	AFK
Brazil Small-Cap ETF	BRF
ChiNext ETF	CNXT
Digital India ETF	DGIN
Egypt Index ETF	EGPT
India Growth Leaders ETF	GLIN
Indonesia Index ETF	IDX
Israel ETF	ISRA
Vietnam ETF	VNM

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of December 31, 2023.

VANECK ETFs

PRESIDENT’S LETTER

December 31, 2023 (unaudited)

Dear Fellow Shareholders:

Our outlook for financial markets in 2023 was “sideways” and “40/60” or overweight bonds. This strategy worked well until November 2023, when the market suddenly rallied aggressively and priced in U.S. Federal Reserve (“Fed”) interest rate cuts which were to happen in 2024. It is one of the wonders of the market that it can price in its view of the future so quickly.

In this sense, it could be that 2024 has already happened. One could imagine that the three major factors—monetary policy, government spending and global economic growth—will not change much in 2024.

So, let’s review those three major forces on markets and some risks and trends worth noting.

Discussion

1.	Monetary Policy: Not Very Stimulative

To recap this cycle: stocks and bonds historically do not perform well when the Fed tightens monetary conditions. And that’s just what the Fed announced it would be doing at the end of 2021. This would include raising rates and changing its balance sheet actions, which doesn’t create a great environment for financial assets.

A second, modern component to monetary policy is the Fed balance sheet. After buying bonds during the pandemic, the Fed has now started shrinking the balance sheet—from a high of almost $9 trillion in early 2022, assets dropped to just under $7.8 trillion toward the end of December 2023.1

Our favorite inflation is wage inflation, not food or gas prices. That is the kind of inflation which is endemic and hard to manage once it takes hold. And wage inflation is above 4%, not near the Fed’s 2% target, so we don’t see a big Fed stimulus. And the silent Fed action of reducing its bond holdings (“quantitative tightening”), continues.

2.	Government Spending: Also Muted

A second bearish factor is that government spending is unlikely to increase next year. The Republicans, in control of the House of Representatives, continue to look to slow government spending. While we probably didn’t sufficiently appreciate the amount of some of the Biden Administration’s spending, like with the environmental Inflation Reduction Act (“IRA”), any such upside surprises are very unlikely in 2024.

3.	Global Growth is at Low Levels

Over the last 20 years, the U.S. and China have been the two main pillars of global growth. But while there are bright spots, China is remarkable now for its economic weakness. The property market recession has helped pull Chinese prices lower year over year and that deflationary force affects the world economy. Other centers of growth like India, Indonesia and Africa are not big enough yet to drive global growth.

Notable

1.	Bonds

While interest rates whipsawed investors in 2023 with a net positive result, our outlook favoring bonds hasn’t changed, which is that they offer attractive risk-adjusted returns compared to equities, given the headwinds discussed above. Now, after the 2022 and 2023 losses, bond investments are offering attractive yields, this has been our favorite asset class to buy and remains our preference. (See What to Buy? Bonds. When? Now.2) As a reference, bonds offered attractive total returns in the 1970s even though that decade was the worst for interest rates in the last 100 years.

1

VANECK ETFs

PRESIDENT’S LETTER

(unaudited) (continued)

2.	Yield Curve

We like to look for market distortions and the most notable one is “yield curve inversion”—long-term interest rates lower than short-term rates. If, and it’s a big “if”, government entities like the Fed are stepping back from the bond markets, then it makes sense for long-term rates to be higher because with greater risk should come greater return. Yield curve inversion is present only about 10% of the time. It’s unusual.

3.	India/Emerging Markets

With the new-found ubiquity and affordability of mobile phones in India, the Internet sector there is well primed to do as well as it has in the U.S., China and other major markets. Digital India seems like a good tactical play, despite higher price/earnings ratios. Emerging markets in general have lagged for so many years that most investors have given up. So many, that 2024 may be their year.

4.	Stores of Value/Real Assets

In March 2023, I “pounded the table” on gold and Bitcoin in a CNBC interview. While those assets have rallied hard since then—again, the market likes to anticipate!—I don’t think this trend is over.

5.	Value stocks

Growth stocks had a shockingly good 2023. Stocks in banks and financials have been beaten up. They are definitely worth a close look. This outlook is discussed in a recent podcast, The Compound & Friends,3 Episode 113, released on October 13, 2023.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for each of the funds for the 12 month period ended December 31, 2023. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck ETF Trust

January 18, 2024

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”.4 Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

[1]	U.S. Federal Reserve: FEDERAL RESERVE Statistical Release, December 28, 2023, https://www.federalreserve.gov/releases/h41/20231228/

[2]	VanEck: What to Buy? Bonds. When? Now., https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-what-to-buy-bonds-when-now/

[3]	The Compound & Friends, https://podcasts.apple.com/us/podcast/the-new-kings-of-wall-street/id1456467014?i=1000631190860

[4]	VanEck: https://www.vaneck.com/us/en/subscribe/
2

VANECK ETFs

MANAGEMENT DISCUSSION

December 31, 2023 (unaudited)

Africa

While the materials and communication services sectors detracted from performance, both the financial sector, together with the consumer discretionary sector, were positive contributors to the performance of the VanEck Africa Index ETF, which lost 8.43% for the 12 month period ended December 31, 2023 (the “Period”). Geographically, Morocco, was the top contributor to Fund returns. The greatest detractor from performance, by country, was Kenya. Additionally, the Fund’s position in Nigerian Naira detracted from performance.

The three top positive contributions to the Fund’s performance came from: Attijariwafa Bank SA (6.1% of Fund net assets†), Banque Centrale Populaire SA (5.0% of Fund net assets†) and Airtel Africa Plc (3.6% of Fund net assets†). The companies that detracted most from performance were: Safaricom PLC (2.5% of Fund net assets†), Anglo American plc (4.0% of Fund net assets†) and First Quantum Minerals Ltd. (2.6% of Fund net assets†).

Brazil

Brazilian small-cap stocks performed strongly in 2023, with the VanEck Brazil Small-Cap ETF gaining 36.14% over the Period under review.

The majority of positive contributions came from three sectors: industrial, consumer discretionary and utilities, with the industrial sector contributing the most. The two sectors detracting the most from performance most were: energy and communication services, but neither detracted significantly.

The three top positive contributions to the Fund’s performance came from: Cia de Saneamento do Parana SA (2.1% of Fund net assets†), Allos S.A. (sold by period end) and Inter & Co., Inc. (2.3% of Fund net assets†). The companies that detracted most from performance were: Petroreconcavo SA (1.8% of Fund net assets†), Grupo de Moda Soma SA (1.6% of Fund net assets†) and Marfrig Global Foods SA (2.0% of Fund net assets†).

China

The VanEck ChiNext ETF lost 21.31%. The Fund suffered as a result of the continued weakness of the country’s recovery following COVID-19.

The VanEck ChiNext ETF offers exposure to more consumer, new economy sector names, many of which have also tended to be non-state owned enterprises. The communication services sector was the single sector to contribute positively to performance. The industrial sector detracted by far the most from performance.

The three top positive contributions to the Fund’s performance came from: Zhongji Innolight Co., Ltd. (2.6% of Fund net assets†), Chongqing Zhifei Biological Products Co., Ltd. (2.6% of Fund net assets†) and Maxscend Microelectronics Company Limited (1.7% of Fund net assets†). The companies that detracted most from performance were: Contemporary Amperex Technology Co., Ltd. (15.1% of Fund net assets†), EVE Energy Co. Ltd. (2.0% of Fund net assets†) and Sungrow Power Supply Co., Ltd. (3.2% of Fund net assets†).

Egypt

The VanEck Egypt Index ETF ended 2023 gaining 24.78%.

The top performing sector by far was materials, with the largest average sector weighting during the Period. The three sectors detracting from performance were: healthcare, financial and energy. Mid cap companies, with the largest average weighting during the Period under review, contributed the most to performance.

The three top positive contributions to the Fund’s performance came from: Ezz Steel Company (S.A.E.) (7.1% of Fund net assets†), Abou Kir Fertilizers & Chemical Industries Co. (8.8% of Fund net assets†) and Eastern Company (8.4% of Fund net assets†). The companies that detracted most from performance were: Capricorn Energy PLC (1.8% of Fund net assets†), Cleopatra Hospital Company (1.8% of Fund net assets†) and e-finance for Digital and Financial Investments S.A.E. (3.1% of Fund net assets†).

3

VANECK ETFs

MANAGEMENT DISCUSSION (unaudited) (continued)

India

The VanEck Digital India ETF gained 30.07% in 2023. All sectors contributed positively to performance with the information technology sector, with the largest average sector weighting during the Period, contributing the most and the industrial sector the least.

The three top positive contributions to the Fund’s performance came from: Zomato (5.4% of Fund net assets†), HCL Technologies Limited (6.3% of Fund net assets†) and KPIT Technologies Limited (2.5% of Fund net assets†). The companies that detracted most from performance were: WNS (Holdings) Limited (1.7% of Fund net assets†), Tata Teleservices (Maharashtra) Limited (2.1% of Fund net assets†) and Indus Towers Limited (1.7% of Fund net assets†).

The VanEck India Growth Leaders ETF gained 35.50% over the Period. The industrial sector contributed the most to performance and the materials sector was the only sector to detract from performance and then only minimally.

The three top positive contributions to the Fund’s performance came from: Coal India Ltd. (6.2% of Fund net assets†), Bharat Electronics Limited (5.2% of Fund net assets†) and Varun Beverages Ltd. (4.6% of Fund net assets†). The companies that detracted most from performance were: Hindalco Industries Limited (sold by the end of the period), Divi’s Laboratories Limited (sold by the end of the period) and Tata Steel Limited (sold by the end of the period).

Indonesia

Indonesian stocks only made incremental gains in 2023 with the VanEck Indonesia Index ETF registering a small gain of 1.91% for the Period. The greatest positive contribution to returns came from the financial sector. The greatest negative contribution to returns came from the energy sector.

The three top positive contributions to the Fund’s performance came from: PT Chandra Asri Pacific Tbk (3.1% of Fund net assets†), PT Bank Rakyat Indonesia (Persero) Tbk (8.2% of Fund net assets†) and PT Bank Mandiri (Persero) Tbk (7.1% of Fund net assets†). The companies that detracted most from performance were: Banpu Public Co. Ltd. (1.6% of Fund net assets†), PT Berkah Beton Sadaya Tbk (sold by period end) and PT Merdeka Copper Gold Tbk (1.9% of Fund net assets†).

Israel

Despite the recent conflict in the Middle East, the VanEck Israel ETF made only a small loss of 0.22% in the Period under review.

The financial sector contributed most positively to performance over the Period under review. The healthcare sector detracted most from performance.

The three top positive contributions to the Fund’s performance came from: CyberArk Software Ltd. (5.0% of Fund net assets†), Check Point Software Technologies Ltd. (7.5% of Fund net assets†) and Wix.com Ltd. (3.2% of Fund net assets†). The companies that detracted most from performance were: SolarEdge Technologies, Inc. (2.8% of Fund net assets†), NovoCure Ltd. (0.4% of Fund net assets†) and InMode Ltd. (1.0% of Fund net assets†).

Vietnam

The VanEck Vietnam ETF gained 15.95% in 2023.

The financial sector contributed by far the most to the Fund’s performance, and the consumer staples sector detracted the most from performance.

The three top positive contributions to the Fund’s performance came from: SSI Securities Corp. (5.4% of Fund net assets†), Hoa Phat Group JSC (6.6% of Fund net assets†) and VNDirect Securities Corp. (4.4% of Fund net assets†). The companies that detracted most from performance were: Masan Group Corporation (4.2% of

4

Fund net assets†), Vingroup Joint Stock Company (8.4% of Fund net assets†) and Saigon Beer Alcohol Beverage Corp. (1.8% of Fund net assets†).

†	All Fund assets referenced are Total Net Assets as of December 31, 2023.

The mention of a specific security is not a recommendation to buy, or solicitation to sell such security.

5

VANECK AFRICA INDEX ETF

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVAFKTR[1]	SPTR[2]
One Year	(12.14)%	(8.43)%	(0.97)%	26.29%
Five Year	(3.06)%	(2.96)%	(0.27)%	15.69%
Ten Year	(4.82)%	(4.58)%	(2.55)%	12.03%

1	MVIS® GDP Africa (MVAFKTR) Index is a rules-based, modified-capitalization-weighted, float-adjusted index and is intended to give investors a means of tracking the overall performance of the publicly traded companies in Africa.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 15 for more information.

6

VANECK BRAZIL SMALL-CAP ETF

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVBRFTR[1]	SPTR[2]
One Year	36.95%	36.14%	37.46%	26.29%
Five Year	0.67%	0.70%	1.43%	15.69%
Ten Year	(1.64)%	(1.58)%	(0.92)%	12.03%

1	MVIS® Brazil Small-Cap Index (MVBRFTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded small-capitalization companies that are incorporated in or doing substantial business in Brazil.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 15 for more information.

7

VANECK CHINEXT ETF

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	SZ988107[1]	SPTR[2]
One Year	(21.47)%	(21.31)%	(20.22)%	26.29%
Five Year	5.15%	5.20%	6.94%	15.69%
Life*	0.94%	0.98%	3.15%	11.80%

*	Inception of Fund: 7/23/14; First Day of Secondary Market Trading: 7/24/14.

[1]	The ChiNext Index (SZ988107) is a free-float adjusted index intended to track the performance of the 100 largest and most liquid stocks listed and trading on the ChiNext Market of the Shenzhen Stock Exchange. The ChiNext Index is comprised of China A-shares.

Index data prior to December 10, 2021 reflects that of the SME-ChiNext Index (CNI6109). From December 10, 2021 forward, the index data reflects that of the SZ988107. All Index history reflects a blend of the performance of the aforementioned Indexes.

Index data as of October 1, 2015 for all periods presented reflect the CNI6109 stream of the Index which is denominated in USD and converted by the index provider using the “offshore” Renminbi (CNH) exchange rate.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 15 for more information.

8

VANECK DIGITAL INDIA ETF

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVDINDTR[1]	SPTR[2]
One Year	30.30%	30.07%	33.04%	26.29%
Life*	0.58%	0.38%	2.22%	5.25%

*	Inception of Fund: 2/15/22; First Day of Secondary Market Trading: 2/16/22.

1	MVIS® Digital India Index (MVDIND) is a rules based, modified market capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the companies involved in and supporting the digitalization of India.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on 15 for more information.

9

VANECK EGYPT INDEX ETF

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVEGPTTR[1]	SPTR[2]
One Year	27.19%	24.78%	31.83%	26.29%
Five Year	0.16%	(0.44)%	2.57%	15.69%
Ten Year	(5.53)%	(5.93)%	(2.24)%	12.03%

1	MVIS® Egypt Index (MVEGPTTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in or doing substantial business in Egypt.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 15 for more information.

10

VANECK INDIA GROWTH LEADERS ETF

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MGINGRNR[1]	SPTR[2]
One Year	36.11%	35.50%	39.24%	26.29%
Five Year	1.62%	1.52%	3.17%	15.69%
Ten Year	4.37%	4.44%	5.37%	12.03%

[1]	The MarketGrader India All-Cap Growth Leaders Index (MGINGRNR) is a modified market capitalization weighted, float adjusted index designed to track Indian companies that the index provider has determined exhibit favorable fundamental characteristics according to the index provider’s proprietary scoring methodology.

Index data prior to May 1, 2020 reflects that of the MVIS® India Small-Cap Index (MVSCIFTR). From May 1, 2020 forward, the index data reflects that of the MGINGRNR. All Index history reflects a blend of the performance of the aforementioned Indexes.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 15 for more information.

11

VANECK INDONESIA INDEX ETF

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVIDXTR[1]	SPTR[2]
One Year	1.90%	1.91%	2.11%	26.29%
Five Year	(2.44)%	(2.55)%	(2.36)%	15.69%
Ten Year	(0.03)%	0.09%	0.51%	12.03%

1	MVIS® Indonesia Index (MVIDXTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in or doing substantial business in Indonesia.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 15 for more information.

12

VANECK ISRAEL ETF

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	BLSNTR[1]	SPTR[2]
One Year	(0.16)%	(0.22)%	0.61%	26.29%
Five Year	5.80%	5.78%	6.24%	15.69%
Ten Year	2.90%	2.94%	3.38%	12.03%

[1]	Bluestar Israel Global Index® (BLSNTR) is a rules based, modified capitalization, float adjusted weighted index comprised of equity securities, which may include depositary receipts, of publicly traded companies that are generally considered by the index provider to be Israeli companies.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 15 for more information.

13

VANECK VIETNAM ETF

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVVNMTR[1]	SPTR[2]
One Year	14.95%	15.95%	17.50%	26.29%
Five Year	(1.08)%	(1.18)%	(0.21)%	15.69%
Ten Year	(1.88)%	(1.78)%	(0.78)%	12.03%

[1]	MVIS® Vietnam Index (MVVNMTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in or doing substantial business in Vietnam.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on 15 for more information.

14

VANECK ETFs

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund reflects, if applicable, temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

The Africa Index, Brazil Small-Cap Index, Digital India Index, Egypt Index, Indonesia Index, Israel Index and Vietnam Index are published by MarketVector Indexes GmbH (MarketVector). MarketVector is a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation. The India Growth Leaders Index is published by MarketGrader.com Corp. (MarketGrader). The ChiNext Index is published by the Shenzhen Securities Information Co., Ltd. (Shenzhen Securities), which is a subsidiary of the Shenzhen Stock Exchange.

MarketVector, MarketGrader, and Shenzhen Securities are “Index Providers.” The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

15

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 to December 31, 2023.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2023 - December 31, 2023(a)
Africa Index ETF
Actual	$1,000.00	$982.20	1.41%	$7.04
Hypothetical (b)	$1,000.00	$1,018.10	1.41%	$7.17
Brazil Small-Cap ETF
Actual	$1,000.00	$1,021.00	0.68%	$3.46
Hypothetical (b)	$1,000.00	$1,021.78	0.68%	$3.47
ChiNext ETF
Actual	$1,000.00	$868.30	0.65%	$3.06
Hypothetical (b)	$1,000.00	$1,021.93	0.65%	$3.31
Digital India ETF
Actual	$1,000.00	$1,161.30	0.78%	$4.25
Hypothetical (b)	$1,000.00	$1,021.27	0.78%	$3.97
Egypt Index ETF
Actual	$1,000.00	$1,329.40	1.42%	$8.34
Hypothetical (b)	$1,000.00	$1,018.05	1.42%	$7.22
India Growth Leaders ETF
Actual	$1,000.00	$1,214.70	0.81%	$4.52
Hypothetical (b)	$1,000.00	$1,021.12	0.81%	$4.13
Indonesia Index ETF
Actual	$1,000.00	$976.10	0.58%	$2.89
Hypothetical (b)	$1,000.00	$1,022.28	0.58%	$2.96
16

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2023 - December 31, 2023(a)
Israel ETF
Actual	$1,000.00	$1,010.50	0.59%	$2.99
Hypothetical (b)	$1,000.00	$1,022.23	0.59%	$3.01
Vietnam ETF
Actual	$1,000.00	$1,023.70	0.63%	$3.21
Hypothetical (b)	$1,000.00	$1,022.03	0.63%	$3.21

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2023), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
17

VANECK AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 100.1%
Australia: 4.6%
AVZ Minerals Ltd. *∞	1,399,901	$213,014
Paladin Energy Ltd. * †	1,036,938	695,747
Perseus Mining Ltd.	815,701	1,027,365
		1,936,126
Canada: 7.5%
B2Gold Corp. (USD)	31,861	100,681
Barrick Gold Corp. (USD)	54,794	991,223
Ivanhoe Mines Ltd. * †	207,349	2,020,654
		3,112,558
China: 2.8%
CMOC Group Ltd. (HKD)	2,166,000	1,184,967
Egypt: 4.7%
Centamin Plc (GBP)	403,310	512,232
Commercial International Bank - Egypt (CIB) (USD) (GDR) †	1,138,846	1,457,723
		1,969,955
India: 1.3%
MakeMyTrip Ltd. (USD) *	11,267	529,324
Indonesia: 0.5%
Golden Agri-Resources Ltd. (SGD)	1,105,600	217,762
Kenya: 4.4%
Equity Group Holdings Plc	3,827,300	820,310
Safaricom Plc	11,676,500	1,033,779
		1,854,089
Morocco: 14.5%
Attijariwafa Bank	55,132	2,565,028
Bank of Africa	39,946	726,556
Banque Centrale Populaire	74,678	2,082,279
Co. Sucrerie Marocaine et de Raffinage	34,706	685,757
		6,059,620
Nigeria: 4.9%
Guaranty Trust Holding Co. Plc	18,872,637	654,253
MTN Nigeria Communications Plc	3,586,289	812,687
Zenith Bank Plc	17,693,175	584,780
		2,051,720
Norway: 0.2%
Scatec ASA 144A	8,136	65,760
South Africa: 37.6%
Absa Group Ltd.	61,117	545,598
African Rainbow Minerals Ltd.	7,676	83,948
Anglo American Platinum Ltd. †	4,326	227,122
Anglo American Plc (GBP)	66,461	1,663,495
Anglogold Ashanti Plc (USD)	54,770	1,023,651
Aspen Pharmacare Holdings Ltd.	21,831	243,595
AVI Ltd.	17,892	80,027
Bid Corp. Ltd.	16,148	376,769
Bidvest Group Ltd.	14,797	204,136
	Number of Shares	Value
South Africa (continued)
Capitec Bank Holdings Ltd.	4,868	$543,297
Clicks Group Ltd.	13,310	237,058
Discovery Ltd.	31,363	246,411
Exxaro Resources Ltd.	11,392	127,932
FirstRand Ltd.	365,898	1,468,378
Gold Fields Ltd. (ADR) †	57,530	831,884
Growthpoint Properties Ltd.	223,785	142,929
Harmony Gold Mining Co. Ltd. (ADR)	32,219	198,147
Impala Platinum Holdings Ltd.	51,266	254,655
Investec Plc (GBP)	32,530	220,024
Kumba Iron Ore Ltd.	4,252	142,561
Life Healthcare Group Holdings Ltd.	67,227	67,530
Momentum Metropolitan Holdings	75,084	90,071
Mr Price Group Ltd.	15,952	136,784
MTN Group Ltd.	84,865	535,453
MultiChoice Group *	13,058	57,852
Naspers Ltd.	11,863	2,031,145
Nedbank Group Ltd.	26,153	308,810
Netcare Ltd.	74,872	58,301
Northam Platinum Holdings Ltd.	14,154	107,277
Old Mutual Ltd.	267,860	190,673
OUTsurance Group Ltd.	53,582	122,928
Pepkor Holdings Ltd. 144A	88,284	94,738
Remgro Ltd.	31,232	276,288
Sanlam Ltd.	106,059	422,206
Sasol Ltd. (ADR) †	32,696	324,998
Shoprite Holdings Ltd.	27,551	414,376
Sibanye Stillwater Ltd. (ADR) †	41,170	223,553
SPAR Group Ltd. * †	9,422	60,744
Standard Bank Group Ltd.	85,885	979,426
Thungela Resources Ltd.	9,600	80,737
Tiger Brands Ltd. †	7,842	86,163
Woolworths Holdings Ltd.	41,459	163,682
		15,695,352
Tanzania: 1.3%
Helios Towers Plc (GBP) *	476,212	540,297
United Arab Emirates: 3.5%
Itissalat Al-Maghrib (MAD)	142,676	1,445,713
United Kingdom: 6.4%
Airtel Africa Plc 144A	909,500	1,508,849
Endeavour Mining Plc	44,710	1,000,557
Vodacom Group Ltd. (ZAR)	30,657	177,697
		2,687,103
United States: 3.3%
Kosmos Energy Ltd. *	167,906	1,126,649
Royal Caribbean Cruises Ltd. *	1,859	240,722
		1,367,371
Zambia: 2.6%
First Quantum Minerals Ltd. (CAD)	132,594	1,091,040

See Notes to Financial Statements

18

	Number of Shares	Value
Zimbabwe: 0.0%
Delta Corp. Ltd.	15,980	$5,148
Ecocash Holdings Zimbabwe Ltd. *	32,900	534
		5,682
Total Common Stocks (Cost: $39,644,320)		41,814,439
	Number of Shares	Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.5%
Money Market Fund: 1.5% (Cost: $616,977)
State Street Navigator Securities Lending Government Money Market Portfolio	616,977	$616,977
Total Investments: 101.6% (Cost: $40,261,297)		42,431,416
Liabilities in excess of other assets: (1.6)%		(649,295)
NET ASSETS: 100.0%		$41,782,121

Definitions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
MAD	Moroccan Dirham
SGD	Singapore Dollar
USD	United States Dollar
ZAR	South African Rand

Footnotes:

∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $4,000,181.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted. These securities have an aggregate value of $1,669,347, or 4.0% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Financials	34.2%	$14,305,573
Materials	31.6	13,223,024
Communication Services	14.6	6,112,327
Consumer Discretionary	7.6	3,196,395
Consumer Staples	5.2	2,163,804
Energy	4.9	2,031,065
Health Care	0.9	369,426
Industrials	0.5	204,136
Real Estate	0.3	142,929
Utilities	0.2	65,760
	100.0%	$41,814,439

See Notes to Financial Statements

19

VANECK AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$1,723,112	$213,014	$1,936,126
Canada	3,112,558	—	—	3,112,558
China	—	1,184,967	—	1,184,967
Egypt	1,457,723	512,232	—	1,969,955
India	529,324	—	—	529,324
Indonesia	—	217,762	—	217,762
Kenya	1,854,089	—	—	1,854,089
Morocco	1,412,313	4,647,307	—	6,059,620
Nigeria	812,687	1,239,033	—	2,051,720
Norway	—	65,760	—	65,760
South Africa	4,978,927	10,716,425	—	15,695,352
Tanzania	540,297	—	—	540,297
United Arab Emirates	1,445,713	—	—	1,445,713
United Kingdom	177,697	2,509,406	—	2,687,103
United States	1,367,371	—	—	1,367,371
Zambia	1,091,040	—	—	1,091,040
Zimbabwe	5,682	—	—	5,682
Money Market Fund	616,977	—	—	616,977
Total Investments	$19,402,398	$22,816,004	$213,014	$42,431,416

See Notes to Financial Statements

20

VANECK BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 89.0%
Automobiles & Components: 0.6%
Mahle Metal Leve SA	23,100	$168,329
Banks: 2.3%
Inter & Co., Inc. (BDR) *	123,400	695,525
Capital Goods: 3.3%
Armac Locacao Logistica E Servicos SA *	54,050	189,643
Iochpe Maxion SA	77,452	205,416
Kepler Weber SA	70,200	157,889
Mills Estruturas e Servicos de Engenharia SA	73,500	205,642
Tupy SA	37,900	226,734
		985,324
Commercial & Professional Services: 1.4%
Ambipar Participacoes e Empreendimentos SA	46,250	154,261
Orizon Valorizacao de Residuos SA *	33,600	267,088
		421,349
Consumer Discretionary Distribution & Retail: 1.6%
Grupo Casas Bahia SA *	56,736	132,859
Grupo SBF SA	70,900	171,369
Pet Center Comercio e Participacoes SA	223,350	181,616
		485,844
Consumer Durables & Apparel: 13.0%
Cury Construtora e Incorporadora SA	80,800	299,338
Cyrela Brazil Realty SA Empreendimentos e Participacoes	167,500	826,071
Direcional Engenharia SA	81,300	374,223
Ez Tec Empreendimentos e Participacoes SA	111,402	426,991
Grendene SA	140,950	205,295
Grupo de Moda Soma SA	306,500	469,509
Guararapes Confeccoes SA *	60,300	81,053
MRV Engenharia e Participacoes SA *	251,400	580,270
Vivara Participacoes SA	92,200	649,494
		3,912,244
Consumer Services: 9.6%
Afya Ltd. *	13,369	293,182
Anima Holding SA *	203,600	186,249
Arcos Dorados Holdings, Inc.	72,700	922,563
Cogna Educacao SA *	972,750	697,540
Cruzeiro do Sul Educacional SA	44,350	48,357
YDUQS Participacoes SA	140,450	647,656
Zamp SA *	84,100	98,693
		2,894,240
Consumer Staples Distribution & Retail: 1.0%
Cia Brasileira de Distribuicao (ADR) * †	101,665	81,332
Dimed SA Distribuidora da Medicamentos	58,750	161,473
	Number of Shares	Value
Consumer Staples Distribution & Retail (continued)
Empreendimentos Pague Menos SA *	61,557	$50,197
		293,002
Energy: 10.3%
3R Petroleum Oleo e Gas SA *	127,801	690,217
AES Brasil Energia SA *	175,272	444,616
Enauta Participacoes SA	69,800	288,896
Excelerate Energy, Inc.	9,510	147,025
Karoon Energy Ltd. * †	536,328	743,143
Modec, Inc. *	14,600	239,153
Petroreconcavo SA	120,800	539,480
		3,092,530
Financial Services: 0.6%
Vinci Partners Investments Ltd.	15,390	168,520
Food, Beverage & Tobacco: 6.7%
Adecoagro SA	32,103	356,343
BrasilAgro - Co. Brasileira de Propriedades Agricolas	37,200	199,536
Camil Alimentos SA *	84,500	146,751
Jalles Machado SA	116,417	188,201
Marfrig Global Foods SA *	311,013	615,431
Minerva SA	181,100	278,381
Tres Tentos Agroindustrial SA	88,500	219,204
		2,003,847
Health Care Equipment & Services: 6.0%
Fleury SA *	217,587	807,933
Hospital Mater Dei SA	29,900	51,367
Odontoprev SA	164,740	394,111
Oncoclinicas do Brasil Servicos Medicos SA *	206,000	552,072
		1,805,483
Insurance: 1.2%
IRB-Brasil Resseguros SA *	39,673	362,227
Materials: 5.0%
Cia Brasileira de Aluminio	135,350	142,249
Dexco SA *	233,100	387,514
ERO Copper Corp. * †	50,922	804,059
Irani Papel e Embalagem SA	76,950	172,591
		1,506,413
Media & Entertainment: 0.8%
VTEX *	33,226	228,595
Pharmaceuticals, Biotechnology & Life Sciences: 0.3%
Blau Farmaceutica SA	22,950	77,436
Real Estate Management & Development: 3.6%
Iguatemi SA	155,850	778,010
JHSF Participacoes SA	183,300	208,585
LOG Commercial Properties e Participacoes SA	23,200	108,442
		1,095,037
Semiconductors & Semiconductor Equipment: 1.3%
SMART Global Holdings, Inc. * †	20,277	383,844

See Notes to Financial Statements

21

VANECK BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
Software & Services: 1.3%
Locaweb Servicos de Internet SA 144A	224,200	$277,652
Sonda SA	284,519	124,185
		401,837
Technology Hardware & Equipment: 0.6%
Ituran Location and Control Ltd.	3,814	103,893
Multilaser Industrial SA *	145,700	62,663
		166,556
Telecommunication Services: 0.2%
Unifique Telecomunicacoes SA	89,950	73,920
Transportation: 9.6%
Azul SA (ADR) *	69,183	670,383
EcoRodovias Infraestrutura e Logistica SA	182,940	354,592
Hidrovias do Brasil SA *	345,600	280,784
Log-in Logistica Intermodal SA *	10,650	84,455
Movida Participacoes SA	90,000	220,030
Santos Brasil Participacoes SA	447,900	863,714
SIMPAR SA	214,350	424,925
		2,898,883
Utilities: 8.7%
Alupar Investimento SA	156,306	1,014,384
Cia de Saneamento de Minas Gerais Copasa MG	134,988	569,751
Cia De Sanena Do Parana *	103,150	619,879
Light SA *	105,800	174,242
Serena Energia SA *	119,402	251,109
		2,629,365
Total Common Stocks (Cost: $22,502,299)		26,750,350

PREFERRED SECURITIES: 10.7%
Banks: 3.6%
Banco ABC Brasil SA*	52,756	271,620
Banco do Estado do Rio Grande do Sul SA	144,750	397,885
Banco Pan SA*	236,100	419,831
		1,089,336
Capital Goods: 2.9%
Marcopolo SA	361,059	524,893
Randon SA Implementos e Participacoes*	126,900	334,618
		859,511
Consumer; Cyclical: 0.8%
Alpargatas SA*	109,750	228,467
Energy: 2.2%
Raizen SA	810,600	672,294
Information Technology: 1.2%
Cia de Ferro Ligas da Bahia FERBASA*	23,450	224,217
	Number of Shares	Value
Information Technology (continued)
Taurus Armas SA	44,950	$140,633
		364,850
Total Preferred Securities (Cost: $2,274,230)		3,214,458
Total Investments Before Collateral for Securities Loaned: 99.7% (Cost: $24,776,529)		29,964,808

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.4%
Money Market Fund: 2.4% (Cost: $710,626)
State Street Navigator Securities Lending Government Money Market Portfolio	710,626	710,626
Total Investments: 102.1% (Cost: $25,487,155)		30,675,434
Liabilities in excess of other assets: (2.1)%		(630,025)
NET ASSETS: 100.0%		$30,045,409

See Notes to Financial Statements

22

Definitions:
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,173,102.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted. These securities have an aggregate value of $277,652, or 0.9% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	24.9%	$7,460,657
Industrials	17.3	5,165,067
Energy	11.1	3,320,208
Utilities	10.3	3,073,981
Consumer Staples	8.5	2,525,316
Financials	7.7	2,315,609
Health Care	6.3	1,882,919
Materials	5.0	1,506,413
Information Technology	4.3	1,317,087
Real Estate	3.6	1,095,037
Communication Services	1.0	302,514
	100.0%	$29,964,808

See Notes to Financial Statements

23

VANECK BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$168,329	$—	$168,329
Banks	—	695,525	—	695,525
Capital Goods	—	985,324	—	985,324
Commercial & Professional Services	—	421,349	—	421,349
Consumer Discretionary Distribution & Retail	—	485,844	—	485,844
Consumer Durables & Apparel	—	3,912,244	—	3,912,244
Consumer Services	1,215,745	1,678,495	—	2,894,240
Consumer Staples Distribution & Retail	81,332	211,670	—	293,002
Energy	147,025	2,945,505	—	3,092,530
Financial Services	168,520	—	—	168,520
Food, Beverage & Tobacco	356,343	1,647,504	—	2,003,847
Health Care Equipment & Services	—	1,805,483	—	1,805,483
Insurance	—	362,227	—	362,227
Materials	804,059	702,354	—	1,506,413
Media & Entertainment	228,595	—	—	228,595
Pharmaceuticals, Biotechnology & Life Sciences	—	77,436	—	77,436
Real Estate Management & Development	—	1,095,037	—	1,095,037
Semiconductors & Semiconductor Equipment	383,844	—	—	383,844
Software & Services	—	401,837	—	401,837
Technology Hardware & Equipment	103,893	62,663	—	166,556
Telecommunication Services	—	73,920	—	73,920
Transportation	670,383	2,228,500	—	2,898,883
Utilities	—	2,629,365	—	2,629,365
Preferred Securities *	—	3,214,458	—	3,214,458
Money Market Fund	710,626	—	—	710,626
Total Investments	$4,870,365	$25,805,069	$—	$30,675,434

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

24

VANECK CHINEXT ETF

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 99.7%
Capital Goods: 30.2%
Beijing Easpring Material Technology Co. Ltd.	18,200	$97,586
Contemporary Amperex Technology Co. Ltd.	113,700	2,606,997
Dongguan Yiheda Automation Co. Ltd.	7,400	26,778
East Group Co. Ltd.	46,800	41,844
Eve Energy Co. Ltd.	57,100	338,605
Gaona Aero Material Co. Ltd.	20,900	59,707
Ginlong Technologies Co. Ltd.	10,000	98,081
Guangzhou Great Power Energy & Technology Co. Ltd.	14,200	56,397
Hunan Yuneng New Energy Battery Material Co. Ltd.	6,300	30,046
JL Mag Rare-Earth Co. Ltd.	27,100	76,999
Qingdao TGOOD Electric Co. Ltd.	30,000	84,704
Shenzhen Inovance Technology Co. Ltd.	86,600	768,293
Sungrow Power Supply Co. Ltd.	45,500	559,538
Sunwoda Electronic Co. Ltd.	62,300	129,161
Wuxi Lead Intelligent Equipment Co. Ltd.	44,900	161,315
Xi’an Triangle Defense Co. Ltd.	15,600	61,137
		5,197,188
Commercial & Professional Services: 0.8%
Beijing Originwater Technology Co. Ltd.	90,900	63,725
Centre Testing International Group Co. Ltd.	33,200	66,230
		129,955
Consumer Durables & Apparel: 0.3%
Huali Industrial Group Co. Ltd.	6,900	51,013
Consumer Services: 0.6%
Songcheng Performance Development Co. Ltd.	72,400	100,355
Financial Services: 8.2%
Beijing Compass Technology Development Co. Ltd. *	11,200	94,845
East Money Information Co. Ltd.	569,200	1,123,317
Hithink RoyalFlush Information Network Co. Ltd.	9,000	198,432
		1,416,594
Food, Beverage & Tobacco: 4.7%
Wens Foodstuffs Group Co. Ltd.	244,900	690,214
Yihai Kerry Arawana Holdings Co. Ltd.	25,500	119,600
		809,814
Health Care Equipment & Services: 12.6%
Aier Eye Hospital Group Co. Ltd.	194,400	432,301
Dian Diagnostics Group Co. Ltd.	21,200	70,866
Huaxia Eye Hospital Group Co. Ltd.	7,900	35,619
Jafron Biomedical Co. Ltd.	19,300	60,241
	Number of Shares	Value
Health Care Equipment & Services (continued)
Lepu Medical Technology Beijing Co. Ltd.	55,500	$125,970
Ovctek China, Inc.	22,100	70,081
Shenzhen Mindray Bio-Medical Electronics Co. Ltd.	23,900	976,107
Shenzhen New Industries Biomedical Engineering Co. Ltd.	14,600	160,340
Sonoscape Medical Corp.	11,200	74,416
Tofflon Science & Technology Group Co. Ltd.	17,200	43,477
Winner Medical Co. Ltd.	8,800	46,034
Winning Health Technology Group Co. Ltd.	79,400	80,077
		2,175,529
Household & Personal Products: 1.0%
By-health Co. Ltd.	44,800	107,106
Yunnan Botanee Bio- Technology Group Co. Ltd.	6,000	57,445
		164,551
Materials: 6.5%
Canmax Technologies Co. Ltd.	26,400	93,934
CNGR Advanced Material Co. Ltd.	13,500	93,120
Hubei Dinglong Co. Ltd.	31,300	106,439
Hubei Feilihua Quartz Glass Co. Ltd.	19,200	98,582
Shandong Sinocera Functional Material Co. Ltd.	35,700	115,916
Shandong Weifang Rainbow Chemical Co. Ltd.	4,200	41,305
Shenzhen Capchem Technology Co. Ltd.	21,800	144,793
Shenzhen Dynanonic Co. Ltd.	9,400	80,546
Shenzhen Senior Technology Material Co. Ltd.	52,000	112,647
Sinofibers Technology Co. Ltd.	16,100	67,425
Sunresin New Materials Co. Ltd.	11,200	83,447
Weihai Guangwei Composites Co. Ltd.	23,700	88,797
		1,126,951
Media & Entertainment: 2.1%
Beijing Enlight Media Co. Ltd.	63,800	73,064
Kunlun Tech Co. Ltd. *	36,900	193,772
Mango Excellent Media Co. Ltd.	28,000	99,118
		365,954
Pharmaceuticals, Biotechnology & Life Sciences: 10.2%
Anhui Anke Biotechnology Group Co. Ltd.	50,600	72,633
Betta Pharmaceuticals Co. Ltd.	11,500	83,307
BGI Genomics Co. Ltd.	10,500	70,762
China Resources Boya Bio-pharmaceutical Group Co. Ltd.	14,100	66,702
Chongqing Zhifei Biological Products Co. Ltd.	51,400	440,973

See Notes to Financial Statements

25

VANECK CHINEXT ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
Pharmaceuticals, Biotechnology & Life Sciences (continued)
Hangzhou Tigermed Consulting Co. Ltd.	24,000	$185,110
Hualan Biological Vaccine, Inc.	5,100	19,897
Imeik Technology Development Co. Ltd.	4,500	185,829
Pharmaron Beijing Co. Ltd.	41,600	169,130
Porton Pharma Solutions Ltd.	15,100	53,305
Shenzhen Kangtai Biological Products Co. Ltd.	27,900	106,382
Walvax Biotechnology Co. Ltd.	73,700	243,237
Zhejiang Wolwo Bio- Pharmaceutical Co. Ltd.	12,400	50,475
		1,747,742
Semiconductors & Semiconductor Equipment: 6.4%
Hangzhou Chang Chuan Technology Co. Ltd.	17,500	93,380
Ingenic Semiconductor Co. Ltd.	12,600	114,340
Konfoong Materials International Co. Ltd.	8,100	66,616
Risen Energy Co. Ltd.	40,200	99,696
SG Micro Corp.	13,600	169,908
Shenzhen SC New Energy Technology Corp.	11,200	116,393
Suzhou Maxwell Technologies Co. Ltd.	6,400	116,405
Wuhan DR Laser Technology Corp. Ltd.	6,000	50,775
Yangling Metron New Material, Inc.	7,100	33,187
Yangzhou Yangjie Electronic Technology Co. Ltd.	13,000	66,982
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd.	27,700	171,480
		1,099,162
Software & Services: 4.4%
Beijing Sinnet Technology Co. Ltd. *	62,000	84,601
	Number of Shares	Value
Software & Services (continued)
Empyrean Technology Co. Ltd.	8,000	$118,852
Isoftstone Information Technology Group Co. Ltd. *	27,200	176,313
Longshine Technology Group Co. Ltd.	25,700	59,155
Sangfor Technologies, Inc. *	10,600	107,587
Semitronix Corp.	3,500	36,696
Thunder Software Technology Co. Ltd.	15,800	177,459
		760,663
Technology Hardware & Equipmen: 0.7%
Shenzhen Sunway Communication Co. Ltd.	36,500	120,898
Technology Hardware & Equipment: 11.0%
Anker Innovations Technology Co. Ltd.	7,100	88,303
Chaozhou Three-Circle Group Co. Ltd.	55,700	230,264
Eoptolink Technology, Inc. Ltd.	28,200	194,748
Lens Technology Co. Ltd.	87,800	162,655
Leyard Optoelectronic Co. Ltd.	91,600	77,183
Maxscend Microelectronics Co. Ltd.	15,200	300,747
Shenzhen Longsys Electronics Co. Ltd. *	4,100	52,926
Suzhou TFC Optical Communication Co. Ltd.	9,800	125,545
Wuhan Jingce Electronic Group Co. Ltd.	8,600	105,841
Yealink Network Technology Corp. Ltd.	20,600	85,464
Zhongji Innolight Co. Ltd.	28,500	450,630
Zhuzhou Hongda Electronics Corp. Ltd.	6,000	25,433
		1,899,739
Total Common Stocks (Cost: $17,638,256)		17,166,108
Total Investments: 99.7% (Cost: $17,638,256)		17,166,108
Other assets less liabilities: 0.3%		59,547
NET ASSETS: 100.0%		$17,225,655

Footnotes:

*	Non-income producing

Summary of Investments by Sector	% of Investments	Value
Industrials	31.0%	$5,327,143
Health Care	22.9	3,923,271
Information Technology	22.6	3,880,462
Financials	8.2	1,416,594
Materials	6.6	1,126,951
Consumer Staples	5.7	974,365
Communication Services	2.1	365,954
Consumer Discretionary	0.9	151,368
	100.0%	$17,166,108

See Notes to Financial Statements

26

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Advanced Materials	$—	$2,606,997	$—	$2,606,997
Capital Goods	—	2,590,191	—	2,590,191
Commercial & Professional Services	—	129,955	—	129,955
Consumer Durables & Apparel	—	51,013	—	51,013
Consumer Services	—	100,355	—	100,355
Financial Services	—	1,416,594	—	1,416,594
Food, Beverage & Tobacco	—	809,814	—	809,814
Health Care Equipment & Services	160,340	2,015,189	—	2,175,529
Household & Personal Products	—	164,551	—	164,551
Materials	—	1,126,951	—	1,126,951
Media & Entertainment	—	365,954	—	365,954
Pharmaceuticals, Biotechnology & Life Sciences	—	1,747,742	—	1,747,742
Semiconductors & Semiconductor Equipment	—	1,099,162	—	1,099,162
Software & Services	—	760,663	—	760,663
Technology Hardware & Equipmen	—	120,898	—	120,898
Technology Hardware & Equipment	—	1,899,739	—	1,899,739
Total Investments	$160,340	$17,005,768	$—	$17,166,108

See Notes to Financial Statements

27

VANECK DIGITAL INDIA ETF

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 100.4%
Capital Goods: 0.8%
IndiaMart InterMesh Ltd. 144A	2,216	$72,443
Commercial & Professional Services: 3.8%
Computer Age Management Services Ltd.	2,742	87,298
L&T Technology Services Ltd. 144A	1,595	100,602
WNS Holdings Ltd. (ADR) *	2,411	152,375
		340,275
Consumer Durables & Apparel: 2.3%
Dixon Technologies India Ltd.	2,661	209,847
Consumer Services: 7.2%
MakeMyTrip Ltd. *	3,521	165,417
Zomato Ltd. *	329,533	489,119
		654,536
Energy: 8.1%
Reliance Industries Ltd. 144A (GDR)	11,631	726,350
Financial Services: 4.3%
ICICI Securities Ltd. 144A	6,093	52,573
IIFL Finance Ltd.	13,517	97,133
Indian Energy Exchange Ltd. 144A	32,953	66,474
One 97 Communications Ltd. *	22,497	171,592
		387,772
Insurance: 2.7%
PB Fintech Ltd. *	25,490	243,179
Media & Entertainment: 3.3%
Info Edge India Ltd.	4,879	301,142
	Number of Shares	Value
Software & Services: 53.2%
Coforge Ltd.	3,113	$234,471
Cyient Ltd.	5,179	142,629
HCL Technologies Ltd.	32,149	565,782
Infosys Ltd. (ADR)	38,788	712,923
KPIT Technologies Ltd.	12,612	229,186
LTIMindtree Ltd. 144A	5,684	429,507
Mphasis Ltd.	5,550	182,491
Oracle Financial Services Software Ltd.	1,764	89,235
Persistent Systems Ltd.	4,004	355,155
Tanla Platforms Ltd.	4,969	65,320
Tata Consultancy Services Ltd.	13,836	630,145
Tata Elxsi Ltd.	2,631	276,606
Tech Mahindra Ltd.	29,072	444,104
Wipro Ltd. (ADR)	77,662	432,577
		4,790,131
Technology Hardware & Equipment: 1.6%
Redington Ltd.	39,501	83,864
Tejas Networks Ltd. 144A *	5,639	58,911
		142,775
Telecommunication Services: 11.3%
Bharti Airtel Ltd.	45,200	560,347
Indus Towers Ltd. *	63,009	150,596
Tata Communications Ltd.	8,813	187,402
Vodafone Idea Ltd. *	587,430	112,789
		1,011,134
Transportation: 1.8%
Delhivery Ltd. *	34,902	163,147
Total Common Stocks (Cost: $8,406,314)		9,042,731
Total Investments: 100.4% (Cost: $8,406,314)		9,042,731
Liabilities in excess of other assets: (0.4)%		(32,560)
NET ASSETS: 100.0%		$9,010,171

Definitions:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Footnotes:

*	Non-income producing

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted. These securities have an aggregate value of $1,506,860, or 16.7% of net assets.

Summary of Investments by Sector	% of Investments	Value
Information Technology	54.6%	$4,932,907
Communication Services	14.5	1,312,276
Consumer Discretionary	9.5	864,382
Energy	8.0	726,350
Financials	7.0	630,950
Industrials	6.4	575,866
	100.0%	$9,042,731

See Notes to Financial Statements

28

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Capital Goods	$—	$72,443	$—	$72,443
Commercial & Professional Services	152,375	187,900	—	340,275
Consumer Durables & Apparel	—	209,847	—	209,847
Consumer Services	165,417	489,119	—	654,536
Energy	—	726,350	—	726,350
Financial Services	52,573	335,199	—	387,772
Insurance	—	243,179	—	243,179
Media & Entertainment	—	301,142	—	301,142
Software & Services	1,145,500	3,644,631	—	4,790,131
Technology Hardware & Equipment	—	142,775	—	142,775
Telecommunication Services	—	1,011,134	—	1,011,134
Transportation	—	163,147	—	163,147
Total Investments	$1,515,865	$7,526,866	$—	$9,042,731

See Notes to Financial Statements

29

VANECK EGYPT INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 94.4%
Automobiles & Components: 1.4%
GB Corp. *	1,145,393	$300,219
Banks: 6.2%
Commercial International Bank - Egypt (GDR)	1,068,154	1,367,237
Capital Goods: 6.7%
ElSewedy Electric Co.	1,600,739	1,480,910
Consumer Discretionary Distribution & Retail: 1.2%
MM Group for Industry & International Trade SAE *	1,180,716	274,758
Consumer Durables & Apparel: 2.2%
Oriental Weavers	892,926	489,990
Consumer Services: 1.7%
Cairo For Investment And Real Estate Developments - CIRA Education	871,832	376,361
Energy: 1.8%
Capricorn Energy Plc *	186,617	402,863
Financial Services: 15.6%
EFG Holding SAE. *	1,678,941	904,594
EFG Holding SAE. (GDR) *	450,931	270,559
E-Finance for Digital & Financial Investments	1,203,917	681,495
Egypt Kuwait Holding Co. SAE	739,456	934,931
Fawry for Banking & Payment Technology Services SAE *	3,738,617	664,597
		3,456,176
	Number of Shares	Value
Food, Beverage & Tobacco: 8.4%
Eastern Co. SAE	2,049,587	$1,859,333
Health Care Equipment & Services: 1.8%
Cleopatra Hospital *	2,700,402	404,285
Materials: 26.1%
Abou Kir Fertilizers & Chemical Industries	721,884	1,946,105
Alexandria Mineral Oils Co.	1,839,940	585,449
Centamin Plc	559,849	711,048
Egyptian Chemical Industries KIMA *	548,258	235,742
Ezz Steel Co. SAE *	541,802	1,578,609
Sidi Kerir Petrochemicals Co.	815,057	743,991
		5,800,944
Real Estate Management & Development: 16.9%
Emaar Misr for Development SAE *	2,267,178	273,334
Heliopolis Housing	1,439,378	480,625
Madinet Masr For Housing & Development	4,608,946	611,049
Palm Hills Developments SAE *	4,692,156	406,347
Talaat Moustafa Group	2,551,035	1,967,411
		3,738,766
Telecommunication Services: 4.4%
Telecom Egypt Co.	831,975	985,643
Total Common Stocks (Cost: $15,312,517)		20,937,485
Total Investments: 94.4% (Cost: $15,312,517)		20,937,485
Other assets less liabilities: 5.6%		1,249,402
NET ASSETS: 100.0%		$22,186,887

Definitions:

GDR	Global Depositary Receipt

Footnotes:

*	Non-income producing

Summary of Investments by Sector	% of Investments	Value
Materials	27.7%	$5,800,944
Financials	23.0	4,823,413
Real Estate	17.9	3,738,766
Consumer Staples	8.9	1,859,333
Industrials	7.1	1,480,910
Consumer Discretionary	6.9	1,441,328
Communication Services	4.7	985,643
Health Care	1.9	404,285
Energy	1.9	402,863
	100.0%	$20,937,485

See Notes to Financial Statements

30

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$300,219	$—	$300,219
Banks	1,367,237	—	—	1,367,237
Capital Goods	1,480,910	—	—	1,480,910
Consumer Discretionary Distribution & Retail	—	274,758	—	274,758
Consumer Durables & Apparel	489,990	—	—	489,990
Consumer Services	376,361	—	—	376,361
Energy	—	402,863	—	402,863
Financial Services	1,205,490	2,250,686	—	3,456,176
Food, Beverage & Tobacco	—	1,859,333	—	1,859,333
Health Care Equipment & Services	—	404,285	—	404,285
Materials	585,449	5,215,495	—	5,800,944
Real Estate Management & Development	2,578,460	1,160,306	—	3,738,766
Telecommunication Services	—	985,643	—	985,643
Total Investments	$8,083,897	$12,853,588	$—	$20,937,485

See Notes to Financial Statements

31

VANECK INDIA GROWTH LEADERS ETF

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 100.2%
Automobiles & Components: 5.5%
Eicher Motors Ltd.	86,390	$4,299,635
Pricol Ltd. *	26,329	120,127
UNO Minda Ltd.	106,200	876,876
		5,296,638
Banks: 13.7%
Bank of Baroda	1,191,465	3,305,858
CSB Bank Ltd. *	54,112	272,041
ICICI Bank Ltd.	346,823	4,144,465
Karnataka Bank Ltd.	200,279	562,907
State Bank of India	586,143	4,518,376
Ujjivan Small Finance Bank Ltd. 144A	334,703	228,682
		13,032,329
Capital Goods: 16.2%
Action Construction Equipment Ltd.	21,990	218,852
AIA Engineering Ltd.	19,730	874,475
Apar Industries Ltd.	9,904	720,140
Bharat Electronics Ltd.	2,247,024	4,971,001
Confidence Petroleum India Ltd.	61,032	65,426
Cummins India Ltd.	88,991	2,099,128
Data Patterns India Ltd.	12,287	274,545
Elecon Engineering Co. Ltd.	23,979	266,951
Elgi Equipments Ltd.	121,160	792,461
Force Motors Ltd.	3,075	133,574
HBL Power Systems Ltd.	141,805	742,867
Ingersoll Rand India Ltd.	4,543	169,922
Jupiter Wagons Ltd.	43,087	165,148
Kirloskar Brothers Ltd.	17,719	188,953
Kirloskar Oil Engines Ltd.	44,909	353,511
Man Infraconstruction Ltd.	67,824	176,474
Polycab India Ltd.	33,564	2,211,064
Praj Industries Ltd.	67,012	447,548
Shanthi Gears Ltd.	11,675	84,199
Voltamp Transformers Ltd.	5,454	427,132
		15,383,371
Commercial & Professional Services: 1.4%
BLS International Services Ltd.	69,501	266,571
L&T Technology Services Ltd. 144A	17,230	1,086,758
		1,353,329
Consumer Services: 0.1%
Aptech Ltd.	19,369	60,589

Energy: 8.1%
Coal India Ltd.	1,315,294	5,939,338
Great Eastern Shipping Co. Ltd.	52,802	619,311
Hindustan Oil Exploration Co. Ltd. *	40,331	88,211
Oil India Ltd.	233,045	1,041,108
		7,687,968
Financial Services: 6.3%
Angel One Ltd.	20,026	838,949
Motilal Oswal Financial Services Ltd.	23,464	349,604
	Number of Shares	Value
Financial Services (continued)
Nippon Life India Asset Management Ltd. 144A	90,876	$488,846
Shriram Finance Ltd.	175,520	4,329,680
		6,007,079
Food, Beverage & Tobacco: 5.0%
Godfrey Phillips India Ltd.	9,330	236,375
KRBL Ltd.	36,533	164,519
Varun Beverages Ltd.	292,039	4,338,349
		4,739,243
Health Care Equipment & Services: 0.4%
Narayana Hrudayalaya Ltd.	23,842	344,217
Materials: 6.9%
Andhra Paper Ltd.	5,691	41,703
Archean Chemical Industries Ltd.	24,546	191,519
Bayer CropScience Ltd.	7,264	484,639
Fine Organic Industries Ltd.	5,063	302,675
Gravita India Ltd.	13,525	177,972
JK Paper Ltd.	46,846	228,862
JTL Industries Ltd.	28,028	80,087
Lloyds Metals & Energy Ltd. *	46,891	337,142
NMDC Ltd.	635,675	1,599,872
PI Industries Ltd.	54,608	2,306,431
Ramkrishna Forgings Ltd.	35,297	307,534
Usha Martin Ltd.	119,298	424,554
West Coast Paper Mills Ltd.	16,578	145,266
		6,628,256
Media & Entertainment: 2.9%
Affle India Ltd. *	31,726	497,506
Brightcom Group Ltd. *	969,856	225,524
Chennai Super Kings Cricket Ltd. *∞ ø	1,298,085	1,595,195
Sun TV Network Ltd.	55,113	471,456
		2,789,681
Pharmaceuticals, Biotechnology & Life Sciences: 7.3%
Caplin Point Laboratories Ltd.	12,540	204,242
Dr. Reddy’s Laboratories Ltd.	60,201	4,195,888
Glenmark Life Sciences Ltd.	13,315	105,098
Marksans Pharma Ltd.	136,396	263,861
Natco Pharma Ltd.	60,202	586,699
Neuland Laboratories Ltd.	4,040	256,819
Zydus Lifesciences Ltd.	161,509	1,337,075
		6,949,682
Software & Services: 26.2%
Happiest Minds Technologies Ltd.	47,277	508,657
HCL Technologies Ltd.	271,829	4,783,851
Infosys Ltd. (ADR)	227,457	4,180,660
KPIT Technologies Ltd.	99,144	1,801,649
LTIMindtree Ltd. 144A	57,397	4,337,163
Newgen Software Technologies Ltd.	17,073	320,246
Nucleus Software Exports Ltd.	4,457	78,582
Persistent Systems Ltd.	29,659	2,630,755
Route Mobile Ltd.	17,034	327,030
Sonata Software Ltd.	105,000	936,662

See Notes to Financial Statements

32

	Number of Shares	Value
Software & Services (continued)
Tanla Platforms Ltd.	41,079	$540,008
Tata Consultancy Services Ltd.	97,935	4,460,339
		24,905,602
Technology Hardware & Equipment: 0.2%
Zen Technologies Ltd.	21,332	203,458
Total Common Stocks (Cost: $73,057,547)		95,381,442
Total Investments: 100.2% (Cost: $73,057,547)		95,381,442
Liabilities in excess of other assets: (0.2)%		(182,500)
NET ASSETS: 100.0%		$95,198,942

Definitions:

ADR	American Depositary Receipt

Footnotes:

*	Non-income producing
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.
ø	Restricted Security – the aggregate value of restricted securities is $1,595,195, or 1.7% of net assets

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted. These securities have an aggregate value of $6,141,449, or 6.5% of net assets.

Restricted securities held by the Fund as of December 31, 2023 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Chennai Super Kings Cricket Ltd.	10/08/2015	1,298,085	$35,108	$1,595,195	1.7%

Summary of Investments by Sector	% of Investments	Value
Information Technology	26.3%	$25,109,059
Financials	20.0	19,039,409
Industrials	17.5	16,736,700
Energy	8.1	7,687,966
Health Care	7.7	7,293,900
Materials	6.9	6,628,257
Consumer Discretionary	5.6	5,357,226
Consumer Staples	5.0	4,739,243
Communication Services	2.9	2,789,682
	100.0%	$95,381,442

See Notes to Financial Statements

33

VANECK INDIA GROWTH LEADERS ETF

CONSOLIDATED SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$5,296,638	$—	$5,296,638
Banks	—	13,032,329	—	13,032,329
Capital Goods	165,148	15,218,223	—	15,383,371
Commercial & Professional Services	—	1,353,329	—	1,353,329
Consumer Services	—	60,589	—	60,589
Energy	—	7,687,968	—	7,687,968
Financial Services	—	6,007,079	—	6,007,079
Food, Beverage & Tobacco	—	4,739,243	—	4,739,243
Health Care Equipment & Services	—	344,217	—	344,217
Materials	821,781	5,806,475	—	6,628,256
Media & Entertainment	225,524	968,962	1,595,195	2,789,681
Pharmaceuticals, Biotechnology & Life Sciences	—	6,949,682	—	6,949,682
Software & Services	4,180,660	20,724,942	—	24,905,602
Technology Hardware & Equipment	—	203,458	—	203,458
Total Investments	$5,393,113	$88,393,134	$1,595,195	$95,381,442

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2023:

Common Stock
Balance as of December 31, 2022	$1,526,697
Realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	68,498
Purchases	—
Sales	—
Transfers in/out of level 3	—
Balance as of December 31, 2023	$1,595,195

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2023:

	Value as of December 31, 2023	Valuation Technique	Unobservable Input Description(1)	Unobservable Input	Impact to Valuation from an Increase in Input(2)
Common Stock

Media & Entertainment	$1,595,195	Market Approach	Revenue Multiple	18.5x – 20.5x	Increase
			Illiquidity Discount	35%	Decrease

(1) In determining certain of these inputs, management evaluates a variety of factors including economic condition, industry and market developments, market valuations of comparable companies and company specific developments.

(2) This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases or decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

34

VANECK INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 100.0%
Banks: 29.2%
Bank Aladin Syariah Tbk PT *	1,486,900	$119,748
Bank Central Asia Tbk PT	3,951,500	2,413,179
Bank Jago Tbk PT *	948,900	178,554
Bank Mandiri Persero Tbk PT	5,246,004	2,060,827
Bank Negara Indonesia Persero Tbk PT	3,743,564	1,306,278
Bank Rakyat Indonesia Persero Tbk PT	6,409,833	2,382,328
		8,460,914
Capital Goods: 7.6%
Astra International Tbk PT	4,555,400	1,670,562
Jardine Cycle & Carriage Ltd.	23,088	520,601
		2,191,163
Consumer Discretionary Distribution & Retail: 5.8%
Bukalapak.com PT Tbk *	13,860,000	194,281
GoTo Gojek Tokopedia Tbk PT *	224,767,600	1,253,036
Mitra Adiperkasa Tbk PT	2,063,200	239,871
		1,687,188
Consumer Staples Distribution & Retail: 3.2%
Sumber Alfaria Trijaya Tbk PT	4,950,300	942,003
Energy: 8.4%
Adaro Energy Indonesia Tbk PT	3,488,600	538,809
Banpu PCL (NVDR)	2,312,529	459,681
Bukit Asam Tbk PT	993,500	157,492
Bumi Resources Tbk PT *	32,964,500	181,756
Indo Tambangraya Megah Tbk PT	100,300	167,085
Petrindo Jaya Kreasi Tbk PT *	427,700	372,921
United Tractors Tbk PT	378,469	556,110
		2,433,854
Financial Services: 0.6%
BFI Finance Indonesia Tbk PT	2,106,000	164,820
Food, Beverage & Tobacco: 7.4%
Charoen Pokphand Indonesia Tbk PT	1,830,100	597,083
First Pacific Co. Ltd.	517,250	206,111
Golden Agri-Resources Ltd.	1,158,000	228,083
Gudang Garam Tbk PT	117,100	154,554
Indofood CBP Sukses Makmur Tbk PT	562,000	385,548
Indofood Sukses Makmur Tbk PT	1,113,600	466,535
Japfa Comfeed Indonesia Tbk PT	1,338,500	102,584
		2,140,498
Health Care Equipment & Services: 0.9%
Mitra Keluarga Karyasehat Tbk PT	1,373,097	254,161
Household & Personal Products: 1.1%
Unilever Indonesia Tbk PT	1,451,500	332,722
Materials: 14.9%
Aneka Tambang Tbk	2,133,400	236,252
Avia Avian Tbk PT	3,928,600	127,577
Barito Pacific Tbk PT	6,924,843	597,815
	Number of Shares	Value
Materials (continued)
Bumi Resources Minerals Tbk PT *	18,700,800	$206,525
Chandra Asri Petrochemical Tbk PT	2,633,236	897,476
Indah Kiat Pulp & Paper Tbk PT	652,200	352,508
Indocement Tunggal Prakarsa Tbk PT	392,200	239,404
Merdeka Battery Materials Tbk PT *	7,669,900	278,960
Merdeka Copper Gold Tbk PT *	3,118,995	546,758
Nickel Industries Ltd.	369,607	175,194
Pabrik Kertas Tjiwi Kimia Tbk PT	315,900	149,774
Semen Indonesia Persero Tbk PT	839,162	348,759
Vale Indonesia Tbk PT	529,300	148,164
		4,305,166
Media & Entertainment: 0.5%
Elang Mahkota Teknologi Tbk PT	4,038,800	154,667
Pharmaceuticals, Biotechnology & Life Sciences: 1.8%
Kalbe Farma Tbk PT	4,993,700	522,356
Real Estate Management & Development: 1.8%
Bumi Serpong Damai Tbk PT *	1,879,500	131,864
Ciputra Development Tbk PT	2,209,695	167,912
Pakuwon Jati Tbk PT	3,786,800	111,621
Summarecon Agung Tbk PT	2,763,600	103,201
		514,598
Telecommunication Services: 9.6%
Indosat Tbk PT	327,200	199,227
PT Tower Bersama Infrastructure Tbk	862,000	117,009
Sarana Menara Nusantara Tbk PT	5,305,300	340,722
Smartfren Telecom Tbk PT *	32,326,600	105,007
Telkom Indonesia Persero Tbk PT (ADR)	72,569	1,869,377
XL Axiata Tbk PT	1,075,275	139,602
		2,770,944
Transportation: 1.0%
Jasa Marga Persero Tbk PT	552,250	174,589
Transcoal Pacific Tbk PT	253,600	121,499
		296,088
Utilities: 6.2%
Barito Renewables Energy Tbk PT	3,320,400	1,612,002
Perusahaan Gas Negara Tbk PT	2,644,000	193,987
		1,805,989
Total Common Stocks (Cost: $35,973,658)		28,977,131
Total Investments: 100.0% (Cost: $35,973,658)		28,977,131
Liabilities in excess of other assets: 0.0%		(4,231)
NET ASSETS: 100.0%		$28,972,900

See Notes to Financial Statements

35

VANECK INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt

Footnotes:
*	Non-income producing

Summary of Investments by Sector	% of Investments	Value
Financials	29.8%	$8,625,734
Materials	14.9	4,305,166
Consumer Staples	11.7	3,415,223
Communication Services	10.1	2,925,611
Industrials	8.6	2,487,251
Energy	8.4	2,433,854
Utilities	6.2	1,805,989
Consumer Discretionary	5.8	1,687,188
Health Care	2.7	776,517
Real Estate	1.8	514,598
	100.0%	$28,977,131

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$119,748	$8,341,166	$—	$8,460,914
Capital Goods	—	2,191,163	—	2,191,163
Consumer Discretionary Distribution & Retail	—	1,687,188	—	1,687,188
Consumer Staples Distribution & Retail	—	942,003	—	942,003
Energy	—	2,433,854	—	2,433,854
Financial Services	164,820	—	—	164,820
Food, Beverage & Tobacco	—	2,140,498	—	2,140,498
Health Care Equipment & Services	254,161	—	—	254,161
Household & Personal Products	—	332,722	—	332,722
Materials	704,475	3,600,691	—	4,305,166
Media & Entertainment	—	154,667	—	154,667
Pharmaceuticals, Biotechnology & Life Sciences	—	522,356	—	522,356
Real Estate Management & Development	167,912	346,686	—	514,598
Telecommunication Services	2,185,613	585,331	—	2,770,944
Transportation	—	296,088	—	296,088
Utilities	1,612,002	193,987	—	1,805,989
Total Investments	$5,208,731	$23,768,400	$—	$28,977,131

See Notes to Financial Statements

36

VANECK ISRAEL ETF

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 99.8%
Automobiles & Components: 0.6%
Mobileye Global, Inc. * †	8,789	$380,739
Banks: 17.4%
Bank Hapoalim BM	317,340	2,866,404
Bank Leumi Le-Israel BM	377,094	3,051,346
FIBI Holdings Ltd.	5,852	256,361
First International Bank Of Israel Ltd.	15,528	638,170
Israel Discount Bank Ltd.	340,347	1,713,391
Mizrahi Tefahot Bank Ltd.	46,122	1,795,215
		10,320,887
Capital Goods: 4.6%
Ashtrom Group Ltd.	9,051	141,197
Elbit Systems Ltd. †	7,796	1,662,497
Electra Ltd.	238	101,518
Kornit Digital Ltd. *	13,099	250,977
Shapir Engineering and Industry Ltd.	25,804	166,555
Shikun & Binui Ltd. *	60,192	171,227
Stratasys Ltd. *	17,841	254,769
		2,748,740
Commercial & Professional Services: 0.9%
Danel Adir Yeoshua Ltd.	925	76,915
Fiverr International Ltd. * †	11,439	311,370
Hilan Ltd.	3,234	171,093
		559,378
Consumer Discretionary Distribution & Retail: 1.9%
Global-e Online Ltd. *	28,810	1,141,740
Consumer Durables & Apparel: 0.6%
Delta Galil Ltd.	3,804	170,526
Maytronics Ltd.	13,583	154,861
		325,387
Consumer Services: 0.4%
888 Holdings Plc *	98,839	120,393
Fattal Holdings 1998 Ltd. *	1,242	137,847
		258,240
Consumer Staples Distribution & Retail: 0.5%
Rami Levy Chain Stores
Hashikma Marketing 2006 Ltd.	2,843	159,261
Shufersal Ltd. *	33,806	162,026
		321,287
Energy: 2.2%
Delek Group Ltd.	3,310	428,690
Energean Plc	32,639	434,207
Oil Refineries Ltd.	822,627	279,167
Paz Oil Co. Ltd.	1,683	141,635
		1,283,699
Financial Services: 2.0%
Isracard Ltd.	64,767	230,656
Payoneer Global, Inc. *	75,905	395,465
Plus500 Ltd.	19,100	405,664
Tel Aviv Stock Exchange Ltd.	23,209	124,487
		1,156,272
Food, Beverage & Tobacco: 0.4%
Strauss Group Ltd. *	11,622	219,807
	Number of Shares	Value
Health Care Equipment & Services: 1.9%
Inmode Ltd. * †	26,859	$597,344
Nano-X Imaging Ltd. * †	18,664	118,890
Novocure Ltd. *	15,068	224,965
OPKO Health, Inc. * †	132,935	200,732
		1,141,931
Insurance: 2.9%
Clal Insurance Enterprises Holdings Ltd. *	20,113	322,091
Harel Insurance Investments & Financial Services Ltd.	37,327	293,860
Lemonade, Inc. * †	15,150	244,369
Menora Mivtachim Holdings Ltd.	7,875	203,613
Migdal Insurance & Financial Holdings Ltd.	108,738	124,397
Phoenix Holdings Ltd.	53,967	549,797
		1,738,127
Materials: 2.1%
ICL Group Ltd.	177,385	888,699
Israel Corp. Ltd. *	1,294	329,438
		1,218,137
Media & Entertainment: 1.6%
Perion Network Ltd. *	14,398	444,466
Playtika Holding Corp. *	23,997	209,254
Taboola.com Ltd. * †	62,568	270,920
		924,640
Pharmaceuticals, Biotechnology & Life Sciences: 7.0%
Taro Pharmaceutical Industries Ltd. *	2,844	118,822
Teva Pharmaceutical Industries Ltd. (ADR) *	385,525	4,024,881
		4,143,703
Real Estate Management & Development: 4.5%
Airport City Ltd. *	11,066	189,968
Alony Hetz Properties & Investments Ltd.	34,614	284,319
Amot Investments Ltd.	53,375	289,097
Azrieli Group Ltd.	12,512	813,701
Big Shopping Centers Ltd. *	3,109	321,451
Melisron Ltd.	5,718	445,454
Mivne Real Estate KD Ltd.	72,694	217,419
Summit Real Estate Holdings Ltd.	7,370	111,204
		2,672,613
Semiconductors & Semiconductor Equipment: 7.0%
Camtek Ltd. * †	8,181	567,598
CEVA, Inc. * †	5,267	119,613
Nova Ltd. *	5,971	820,356
SolarEdge Technologies, Inc. * †	17,585	1,645,956
Tower Semiconductor Ltd. *	33,814	1,032,003
		4,185,526
Software & Services: 35.2%
Amdocs Ltd.	33,158	2,914,257
Check Point Software Technologies Ltd. *	29,373	4,487,901

See Notes to Financial Statements

37

VANECK ISRAEL ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
Software & Services (continued)
CyberArk Software Ltd. *	13,646	$2,989,156
Formula Systems 1985 Ltd.	1,898	122,462
JFrog Ltd. *	29,580	1,023,764
Matrix IT Ltd.	8,957	169,836
Monday.com Ltd. *	8,373	1,572,533
Nice Ltd. (ADR) * †	16,989	3,389,475
One Software Technologies Ltd.	8,609	110,544
Radware Ltd. *	7,521	125,450
Sapiens International Corp. NV	9,584	277,361
SentinelOne, Inc. *	66,729	1,831,044
Wix.com Ltd. *	15,531	1,910,624
		20,924,407
Technology Hardware & Equipment: 0.5%
Gilat Satellite Networks Ltd. * †	15,190	92,811
Nano Dimension Ltd. (ADR) * †	72,775	174,660
		267,471
Telecommunication Services: 1.7%
Bezeq The Israeli Telecommunication Corp. Ltd.	694,645	951,125
Partner Communications Co. Ltd. *	16,654	82,868
		1,033,993
Transportation: 0.5%
ZIM Integrated Shipping Services Ltd. †	32,663	322,384
	Number of Shares	Value
Utilities: 3.4%
Energix-Renewable Energies Ltd.	79,141	$291,985
Enlight Renewable Energy Ltd. *	22,698	442,291
Kenon Holdings Ltd.	6,117	148,672
OPC Energy Ltd. *	19,297	125,979
Ormat Technologies, Inc. †	13,492	1,022,558
		2,031,485
Total Common Stocks (Cost: $51,593,327)		59,320,593

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.4%
Money Market Fund: 2.4% (Cost: $1,427,364)
State Street Navigator Securities Lending Government Money Market Portfolio	1,427,364	1,427,364
Total Investments: 102.2% (Cost: $53,020,691)		60,747,957
Liabilities in excess of other assets: (2.2)%		(1,294,584)
NET ASSETS: 100.0%		$59,453,373

Definitions:

ADR	American Depositary Receipt

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $9,870,360.
*	Non-income producing

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Information Technology	42.9%	$25,377,404
Financials	22.3	13,215,286
Health Care	8.9	5,285,634
Industrials	6.0	3,630,502
Real Estate	4.5	2,672,613
Consumer Discretionary	3.5	2,106,106
Utilities	3.4	2,031,485
Communication Services	3.3	1,958,633
Energy	2.2	1,283,699
Materials	2.1	1,218,137
Consumer Staples	0.9	541,094
	100.0%	$59,320,593

See Notes to Financial Statements

38

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$380,739	$—	$—	$380,739
Banks	—	10,320,887	—	10,320,887
Capital Goods	2,168,243	580,497	—	2,748,740
Commercial & Professional Services	311,370	248,008	—	559,378
Consumer Discretionary Distribution & Retail	1,141,740	—	—	1,141,740
Consumer Durables & Apparel	—	325,387	—	325,387
Consumer Services	120,393	137,847	—	258,240
Consumer Staples Distribution & Retail	—	321,287	—	321,287
Energy	279,167	1,004,532	—	1,283,699
Financial Services	395,465	760,807	—	1,156,272
Food, Beverage & Tobacco	—	219,807	—	219,807
Health Care Equipment & Services	1,141,931	—	—	1,141,931
Insurance	244,369	1,493,758	—	1,738,127
Materials	888,699	329,438	—	1,218,137
Media & Entertainment	924,640	—	—	924,640
Pharmaceuticals, Biotechnology & Life Sciences	4,143,703	—	—	4,143,703
Real Estate Management & Development	—	2,672,613	—	2,672,613
Renewable Energy	2,668,514	—	—	2,668,514
Semiconductors & Semiconductor Equipment	2,539,570	—	—	2,539,570
Software & Services	20,521,565	402,842	—	20,924,407
Technology Hardware & Equipment	267,471	—	—	267,471
Telecommunication Services	—	1,033,993	—	1,033,993
Transportation	322,384	—	—	322,384
Utilities	—	1,008,927	—	1,008,927
Money Market Fund	1,427,364	—	—	1,427,364
Total Investments	$39,887,327	$20,860,630	$—	$60,747,957

See Notes to Financial Statements

39

VANECK VIETNAM ETF

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 99.9%
Banks: 9.6%
Bank for Foreign Trade of Vietnam JSC *	9,013,105	$29,820,046
Saigon - Hanoi Commercial Joint Stock Bank *	24,608,956	10,941,441
Vietnam Export Import Commercial JSB *	13,317,840	10,063,332
		50,824,819
Capital Goods: 8.9%
Development Investment Construction JSC *	7,430,186	8,164,769
Gelex Group JSC *	8,926,664	8,668,830
Ha Do Group JSC *	2,252,400	2,558,055
Hoang Huy Investment Financial Services JSC	9,087,920	4,933,042
IDICO Corp. JSC	3,085,510	6,623,451
Tasco JSC *	12,138,300	10,112,010
Vietnam Construction and Import-Export JSC *	5,754,519	5,848,575
		46,908,732
Energy: 2.0%
PetroVietnam Drilling & Well Services JSC *	4,095,088	4,767,900
PetroVietnam Technical Services Corp.	3,656,500	5,725,244
		10,493,144
Financial Services: 16.1%
Sai Gon-Ha Noi Securities JSC *	8,063,950	6,281,785
SSI Securities Corp.	21,122,308	28,512,620
Vietcap Securities JSC	8,181,350	14,392,060
VIX Securities JSC *	17,450,417	12,276,698
VNDirect Securities Corp. *	25,534,480	23,368,857
		84,832,020
Food, Beverage & Tobacco: 19.4%
HAGL JSC *	12,087,300	6,563,743
Hoang Anh Gia Lai International Agriculture JSC *	15,076,600	2,917,779
KIDO Group Corp. *	2,477,930	6,434,325
Masan Group Corp. *	8,108,276	22,368,283
Saigon Beer Alcohol Beverage Corp.	3,634,000	9,425,924
Thanh Thanh Cong - Bien Hoa JSC *	8,812,099	4,788,980
Vietnam Dairy Products JSC	15,070,141	41,953,491
Vinh Hoan Corp. *	2,649,800	8,117,191
		102,569,716
Insurance: 0.8%
Bao Viet Holdings	2,734,296	4,449,507
	Number of Shares	Value
Materials: 11.9%
Duc Giang Chemicals JSC	3,228,132	$12,544,214
Hoa Phat Group JSC *	30,389,397	34,975,863
Hoa Sen Group *	4,712,301	4,419,712
PetroVietNam Ca Mau Fertilizer JSC	3,600,000	4,801,936
Petrovietnam Fertilizer & Chemicals JSC	4,324,300	5,926,052
		62,667,777
Real Estate Management & Development: 28.4%
CEO Group JSC *	6,416,400	5,993,175
Dat Xanh Group JSC *	4,663,400	3,709,371
Khang Dien House Trading and Investment JSC *	2,717,724	3,511,875
Kinh Bac City Development Holding Corp. *	5,872,300	7,669,810
Novaland Investment Group Corp. *	25,416,758	17,805,130
Phat Dat Real Estate Development Corp. *	7,745,300	8,870,296
Van Phu - Invest Investment JSC	3,016,960	6,839,281
Vincom Retail JSC *	11,589,022	11,119,328
Vingroup JSC *	24,119,249	44,337,586
Vinhomes JSC 144A *	22,330,467	39,729,772
		149,585,624
Transportation: 1.6%
Vietjet Aviation JSC *	1,841,540	8,193,654
Utilities: 1.2%
PetroVietnam Power Corp. *	13,270,810	6,147,184
Total Common Stocks (Cost: $440,106,357)		526,672,177

RIGHTS: 0.1% (Cost: $0)
Real Estate Management & Development: 0.1%
Dat Xanh Group JSC, VND 12,000, exp. 01/15/24 *	5,850,400	291,371

EXCHANGE TRADED FUND: 0.0% (Cost: $42,157)
DCVFMVN Diamond ETF	62,610	68,180

Total Investments: 100.0% (Cost: $440,148,514)		527,031,728
Other assets less liabilities: 0.0%		226,421
NET ASSETS: 100.0%		$527,258,149

See Notes to Financial Statements

40

Footnotes:
*	Non-income producing

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted. These securities have an aggregate value of $39,729,772, or 7.5% of net assets.

Summary of Investments by Sector	% of Investments	Value
Real Estate	28.4%	$149,876,995
Financials	26.5	140,106,346
Consumer Staples	19.5	102,569,716
Materials	11.9	62,667,777
Industrials	10.5	55,102,386
Energy	2.0	10,493,144
Utilities	1.2	6,147,184
Exchange Traded Fund	0.0	68,180
	100.0%	$527,031,728

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$50,824,819	$—	$50,824,819
Capital Goods	—	46,908,732	—	46,908,732
Energy	—	10,493,144	—	10,493,144
Financial Services	6,281,785	78,550,235	—	84,832,020
Food, Beverage & Tobacco	6,434,325	96,135,391	—	102,569,716
Insurance	—	4,449,507	—	4,449,507
Materials	—	62,667,777	—	62,667,777
Real Estate Management & Development	44,337,586	105,248,038	—	149,585,624
Transportation	—	8,193,654	—	8,193,654
Utilities	—	6,147,184	—	6,147,184
Rights *	—	291,371	—	291,371
Exchange Traded Fund	—	68,180	—	68,180
Total Investments	$57,053,696	$469,978,032	$—	$527,031,728

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

41

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Africa Index ETF	Brazil Small-Cap ETF	ChiNext ETF		Digital India ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$41,814,439	$29,964,808	$17,166,108		$9,042,731
Short-term investments held as collateral for securities loaned (3)	616,977	710,626	—		—
Cash	—	23,004	—		6,849
Cash denominated in foreign currency, at value (4)	2,587,111	45,734	98,488	(a)	694,992
Receivables:
Shares of beneficial interest sold	22,540	—	—		900,927
Due from Adviser	—	—	15,125		—
Dividends and interest	17,525	115,644	12,319		199
Prepaid expenses	849	780	743		—
Total assets	45,059,441	30,860,596	17,292,783		10,645,698
Liabilities:
Payables:
Investment securities purchased	—	—	—		894,184
Collateral for securities loaned	616,977	710,626	—		—
Line of credit	1,995,613	—	—		658,056
Due to Adviser	5,447	1,745	—		3,860
Due to custodian	522,658	—	6,336		—
Deferred Trustee fees	15,778	41,322	1,532		—
Accrued expenses	120,847	61,494	59,260		186
Accrued foreign taxes	—	—	—		79,241
Total liabilities	3,277,320	815,187	67,128		1,635,527
NET ASSETS	$41,782,121	$30,045,409	$17,225,655		$9,010,171
Shares outstanding	2,950,000	1,700,000	700,000		250,000
Net asset value, redemption and offering price per share	$14.16	$17.67	$24.61		$36.04
Net Assets consist of:
Aggregate paid in capital	$117,916,069	$192,594,809	$23,567,281		$8,637,723
Total distributable earnings (loss)	(76,133,948)	(162,549,400)	(6,341,626)		372,448
NET ASSETS	$41,782,121	$30,045,409	$17,225,655		$9,010,171
(1) Value of securities on loan	$4,000,181	$1,173,102	$—		$—
(2) Cost of investments - Unaffiliated issuers	$39,644,320	$24,776,529	$17,638,256		$8,406,314
(3) Cost of short-term investments held as collateral for securities loaned	$616,977	$710,626	$—		$—
(4) Cost of cash denominated in foreign currency	$5,308,426	$45,768	$99,187		$695,326

(a)	Includes $14,443 on foreign investor minimum settlement reserve funds (see Note 2H).

See Notes to Financial Statements

42

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Egypt Index ETF	India Growth Leaders ETF (a)	Indonesia Index ETF	Israel ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$20,937,485	$95,381,442	$28,977,131	$59,320,593
Short-term investments held as collateral for securities loaned (3)	—	—	—	1,427,364
Cash	—	120,871	112,638	168,938
Cash denominated in foreign currency, at value (4)	1,318,934	235,153	—	—
Receivables:
Dividends and interest	67,279	4,756	121	35,792
Prepaid expenses	733	1,849	791	1,880
Total assets	22,324,431	95,744,071	29,090,681	60,954,567
Liabilities:
Payables:
Collateral for securities loaned	—	—	—	1,427,364
Due to Adviser	10,350	35,469	9,914	22,030
Due to custodian	71,405	—	—	—
Deferred Trustee fees	6,955	17,823	35,019	5,616
Accrued expenses	48,834	491,837	72,848	46,184
Total liabilities	137,544	545,129	117,781	1,501,194
NET ASSETS	$22,186,887	$95,198,942	$28,972,900	$59,453,373
Shares outstanding	924,974	2,174,967	1,700,000	1,700,000
Net asset value, redemption and offering price per share	$23.99	$43.77	$17.04	$34.97
Net Assets consist of:
Aggregate paid in capital	$61,838,696	$154,473,484	$159,645,307	$63,810,266
Total distributable earnings (loss)	(39,651,809)	(59,274,542)	(130,672,407)	(4,356,893)
NET ASSETS	$22,186,887	$95,198,942	$28,972,900	$59,453,373
(1) Value of securities on loan	$—	$—	$—	$9,870,360
(2) Cost of investments - Unaffiliated issuers	$15,312,517	$73,057,547	$35,973,658	$51,593,327
(3) Cost of short-term investments held as collateral for securities loaned	$—	$—	$—	$1,427,364
(4) Cost of cash denominated in foreign currency	$1,319,818	$235,217	$—	$—

(a)	Consolidated Statement of Assets and Liabilities

See Notes to Financial Statements

43

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

Vietnam ETF
Assets:
Investments, at value
Unaffiliated issuers (1)	$527,031,728
Cash	801
Cash denominated in foreign currency, at value (2)	742,080
Receivables:
Investment securities sold	1,269,538
Dividends and interest	724,285
Prepaid expenses	5,117
Total assets	529,773,549
Liabilities:
Payables:
Line of credit	2,031,737
Due to Adviser	229,205
Deferred Trustee fees	63,971
Accrued expenses	190,487
Total liabilities	2,515,400
NET ASSETS	$527,258,149
Shares outstanding	40,750,000
Net asset value, redemption and offering price per share	$12.94
Net Assets consist of:
Aggregate paid in capital	$843,087,741
Total distributable earnings (loss)	(315,829,592)
NET ASSETS	$527,258,149
(1) Cost of investments - Unaffiliated issuers	$440,148,514
(2) Cost of cash denominated in foreign currency	$739,897

See Notes to Financial Statements

44

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2023

	Africa Index ETF	Brazil Small-Cap ETF	ChiNext ETF	Digital India ETF
Income:
Dividends	$1,851,007	$1,062,877	$172,359	$34,401
Interest	112	5,019	50,611	720
Securities lending income	26,092	55,005	—	—
Foreign taxes withheld	(222,020)	(70,230)	(17,522)	(6,565)
Total income	1,655,191	1,052,671	205,448	28,556
Expenses:
Management fees	226,942	145,838	103,333	19,501
Professional fees	46,535	44,811	50,678	—
Custody and accounting fees	112,742	80,212	125,747	—
Reports to shareholders	20,270	5,467	10,602	—
Trustees’ fees and expenses	1,628	2,243	552	—
Registration fees	5,977	5,977	8,587	—
Insurance	1,951	1,785	1,788	—
Interest	242,517	25,197	89,839	1,610
Taxes	243	243	—	58
Other	7,490	186	285	—
Total expenses	666,295	311,959	391,411	21,169
Expenses assumed by the Adviser	(69,506)	(114,419)	(257,078)	—
Net expenses	596,789	197,540	134,333	21,169
Net investment income	1,058,402	855,131	71,115	7,387

Net realized gain (loss) on:
Investments (1)	(4,044,080)	(5,236,754)	(1,978,278)	(99,635)
In-kind redemptions	755,523	141,097	—	—
Foreign currency transactions and foreign denominated assets and liabilities	(690,573)	6,276	(7,211)	(11,753)
Net realized loss	(3,979,130)	(5,089,381)	(1,985,489)	(111,388)

Net change in unrealized appreciation (depreciation) on:
Investments (2)	725,723	13,206,686	(3,214,177)	914,783
Foreign currency translations and foreign denominated assets and liabilities	(1,942,651)	(3,529)	2,307	(334)
Net change in unrealized appreciation (depreciation)	(1,216,928)	13,203,157	(3,211,870)	914,449
Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,137,656)	$8,968,907	$(5,126,244)	$810,448
(1) Net of foreign taxes	$(57,813)	$—	$—	$—
(2) Net of foreign taxes	$—	$—	$—	$(79,241)

See Notes to Financial Statements

45

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2023

	Egypt Index ETF	India Growth Leaders ETF (a)	Indonesia Index ETF	Israel ETF
Income:
Dividends	$1,205,005	$1,312,030	$1,510,474	$1,242,166
Interest	4,392	18,431	4,046	2,933
Securities lending income	—	—	4,736	109,610
Foreign taxes withheld	(33,876)	(276,084)	(237,702)	(287,381)
Total income	1,175,521	1,054,377	1,281,554	1,067,328
Expenses:
Management fees	90,887	297,274	154,887	284,753
Professional fees	38,351	77,060	39,387	49,926
Custody and accounting fees	63,213	120,605	82,219	82,369
Reports to shareholders	8,855	14,460	14,752	12,899
Trustees’ fees and expenses	674	16,103	2,713	1,968
Registration fees	5,977	5,977	5,977	5,977
Insurance	1,690	2,929	2,839	3,908
Interest	122,766	86,503	3,379	2,000
Taxes	243	243	243	243
Other	278	25,473	195	224
Total expenses	332,934	646,627	306,591	444,267
Expenses assumed by the Adviser	(39,057)	(131,971)	(126,398)	(106,015)
Net expenses	293,877	514,656	180,193	338,252
Net investment income	881,644	539,721	1,101,361	729,076

Contribution from Adviser
Increase from payment from Adviser (See Note 3)	71,119	—	—	—

Net realized gain (loss) on:
Investments	(3,640,523)	1,400,164	(4,843,103)	(1,237,710)
In-kind redemptions	257,944	39,246	1,008,941	1,124,488
Foreign currency transactions and foreign denominated assets and liabilities	(529,300)	(223,768)	(1,247)	2,459
Net realized gain (loss)	(3,911,879)	1,215,642	(3,835,409)	(110,763)

Net change in unrealized appreciation (depreciation) on:
Investments (1)	5,743,271	18,079,847	3,242,202	(800,538)
Foreign currency translations and foreign denominated assets and liabilities	6,172	(289)	145	35
Net change in unrealized appreciation (depreciation)	5,749,443	18,079,558	3,242,347	(800,503)
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,790,327	$19,834,921	$508,299	$(182,190)
(1) Net of foreign taxes	$—	$(385,171)	$—	$—

(a)	Consolidated Statement of Operations

See Notes to Financial Statements

46

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2023

Vietnam ETF
Income:
Dividends	$6,979,439
Interest	27,285
Securities lending income	13,279
Foreign taxes withheld	(6,180)
Total income	7,013,823
Expenses:
Management fees	2,714,061
Professional fees	68,773
Custody and accounting fees	458,397
Reports to shareholders	51,781
Trustees’ fees and expenses	16,051
Registration fees	4,041
Insurance	11,012
Interest	456,044
Taxes	243
Other	5,125
Total expenses	3,785,528
Net investment income	3,228,295

Net realized gain (loss) on:
Investments .	(29,038,735)
Foreign currency transactions and foreign denominated assets and liabilities	(792,070)
Net realized loss	(29,830,805)

Net change in unrealized appreciation (depreciation) on:
Investments	96,025,794
Foreign currency translations and foreign denominated assets and liabilities	(1,026)
Net change in unrealized appreciation (depreciation)	96,024,768
Net Increase in Net Assets Resulting from Operations	$69,422,258

See Notes to Financial Statements

47

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Africa Index ETF		Brazil Small-Cap ETF
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

Operations:
Net investment income	$1,058,402	$1,748,437	$855,131	$799,907
Net realized loss	(3,979,130)	(4,065,150)	(5,089,381)	(1,502,110)
Net change in unrealized appreciation (depreciation)	(1,216,928)	(8,524,292)	13,203,157	(2,563,731)
Net increase (decrease) in net assets resulting from operations	(4,137,656)	(10,841,005)	8,968,907	(3,265,934)
Distributions to shareholders from:
Distributable earnings	(925,120)	(1,670,110)	(1,500,080)	(971,850)
Return of capital	—	—	—	(3,075)
Total distributions	(925,120)	(1,670,110)	(1,500,080)	(974,925)

Share transactions*:
Proceeds from sale of shares	3,822,667	—	661,038	1,379,038
Cost of shares redeemed	(2,837,820)	(817,849)	(3,309,211)	(3,800,241)
Increase (decrease) in net assets resulting from share transactions	984,847	(817,849)	(2,648,173)	(2,421,203)
Total increase (decrease) in net assets	(4,077,929)	(13,328,964)	4,820,654	(6,662,062)
Net Assets, beginning of year	45,860,050	59,189,014	25,224,755	31,886,817
Net Assets, end of year	$41,782,121	$45,860,050	$30,045,409	$25,224,755
*Shares of Common Stock Issued (no par value)
Shares sold	250,000	—	50,000	100,000
Shares redeemed	(200,000)	(50,000)	(200,000)	(200,000)
Net increase (decrease)	50,000	(50,000)	(150,000)	(100,000)

See Notes to Financial Statements

48

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	ChiNext ETF		Digital India ETF
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Period Ended December 31, 2022 (a)

Operations:
Net investment income (loss)	$71,115	$(56,012)	$7,387	$7,222
Net realized loss	(1,985,489)	(3,640,884)	(111,388)	(61,964)
Net change in unrealized appreciation (depreciation)	(3,211,870)	(9,389,260)	914,449	(357,607)
Net increase (decrease) in net assets resulting from operations	(5,126,244)	(13,086,156)	810,448	(412,349)
Distributions to shareholders from:
Distributable earnings	—	—	(12,151)	(13,500)
Return of capital	—	—	(1,094)	—
Total distributions	—	—	(13,245)	(13,500)

Share transactions*:
Proceeds from sale of shares	7,981,519	—	6,823,351	1,815,466
Cost of shares redeemed	(5,954,336)	(7,788,438)	—	—
Increase (decrease) in net assets resulting from share transactions	2,027,183	(7,788,438)	6,823,351	1,815,466
Total increase (decrease) in net assets	(3,099,061)	(20,874,594)	7,620,554	1,389,617
Net Assets, beginning of period	20,324,716	41,199,310	1,389,617	—
Net Assets, end of period	$17,225,655	$20,324,716	$9,010,171	$1,389,617
*Shares of Common Stock Issued (no par value)
Shares sold	250,000	—	200,000	50,000
Shares redeemed	(200,000)	(200,000)	—	—
Net increase (decrease)	50,000	(200,000)	200,000	50,000

(a)	For the period February 16, 2022 (commencement of operations) through December 31, 2022.

See Notes to Financial Statements

49

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Egypt Index ETF		India Growth Leaders ETF (a)
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

Operations:
Net investment income	$881,644	$492,176	$539,721	$925,759
Increase from payment from Adviser (See Note 3)	71,119	—	—	—
Net realized gain (loss)	(3,911,879)	(1,746,927)	1,215,642	1,561,588
Net change in unrealized appreciation (depreciation)	5,749,443	(4,003,163)	18,079,558	(19,324,974)
Net increase (decrease) in net assets resulting from operations	2,790,327	(5,257,914)	19,834,921	(16,837,627)
Distributions to shareholders from:
Distributable earnings	(1,350,000)	(300,031)	(899,924)	(875,052)

Share transactions*:
Proceeds from sale of shares	23,531,608	9,835,882	26,523,384	8,391,562
Cost of shares redeemed	(25,741,866)	(2,992,178)	(1,630,348)	(17,649,066)
Increase (decrease) in net assets resulting from share transactions	(2,210,258)	6,843,704	24,893,036	(9,257,504)
Total increase (decrease) in net assets	(769,931)	1,285,759	43,828,033	(26,970,183)
Net Assets, beginning of year	22,956,818	21,671,059	51,370,909	78,341,092
Net Assets, end of year	$22,186,887	$22,956,818	$95,198,942	$51,370,909
*Shares of Common Stock Issued (no par value)
Shares sold	1,150,000	475,000	650,000	250,000
Shares redeemed	(1,350,000)	(150,000)	(50,000)	(500,000)
Net increase (decrease)	(200,000)	325,000	600,000	(250,000)

(a)	Consolidated Statement of Changes in Net Assets

See Notes to Financial Statements

50

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Indonesia Index ETF		Israel ETF
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

Operations:
Net investment income	$1,101,361	$1,257,707	$729,076	$1,004,850
Net realized loss	(3,835,409)	(1,042,453)	(110,763)	(2,180,753)
Net change in unrealized appreciation (depreciation)	3,242,347	(4,318,333)	(800,503)	(19,705,800)
Net increase (decrease) in net assets resulting from operations	508,299	(4,103,079)	(182,190)	(20,881,703)
Distributions to shareholders from:
Distributable earnings	(1,049,920)	(1,200,040)	(1,110,023)	(799,920)

Share transactions*:
Proceeds from sale of shares	10,037,236	37,473,208	4,523,437	1,155,251
Cost of shares redeemed	(13,460,281)	(53,056,741)	(2,698,980)	(1,016,637)
Increase (decrease) in net assets resulting from share transactions	(3,423,045)	(15,583,533)	1,824,457	138,614
Total increase (decrease) in net assets	(3,964,666)	(20,886,652)	532,244	(21,543,009)
Net Assets, beginning of year	32,937,566	53,824,218	58,921,129	80,464,138
Net Assets, end of year	$28,972,900	$32,937,566	$59,453,373	$58,921,129
*Shares of Common Stock Issued (no par value)
Shares sold	550,000	1,800,000	125,000	25,000
Shares redeemed	(750,000)	(2,600,000)	(75,000)	(25,000)
Net increase (decrease)	(200,000)	(800,000)	50,000	—

See Notes to Financial Statements

51

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Vietnam ETF
	Year Ended December 31, 2023	Year Ended December 31, 2022

Operations:
Net investment income	$3,228,295	$4,773,570
Net realized loss	(29,830,805)	(56,186,826)
Net change in unrealized appreciation (depreciation)	96,024,768	(200,784,552)
Net increase (decrease) in net assets resulting from operations	69,422,258	(252,197,808)
Distributions to shareholders from:
Distributable earnings	(27,453,275)	(3,867,660)

Share transactions*:
Proceeds from sale of shares	124,377,897	130,365,153
Cost of shares redeemed	(52,158,268)	(51,914,363)
Increase in net assets resulting from share transactions	72,219,629	78,450,790
Total increase (decrease) in net assets	114,188,612	(177,614,678)
Net Assets, beginning of year	413,069,537	590,684,215
Net Assets, end of year	$527,258,149	$413,069,537
*Shares of Common Stock Issued (no par value)
Shares sold	9,800,000	10,700,000
Shares redeemed	(4,200,000)	(3,200,000)
Net increase	5,600,000	7,500,000

See Notes to Financial Statements

52

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Africa Index ETF
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$15.81	$20.06	$20.17	$20.50	$20.08
Net investment income (a)	0.35	0.60	0.53	0.52	1.09
Net realized and unrealized gain (loss) on investments	(1.69)	(4.27)	0.20 (b)	(0.05)	0.62
Total from investment operations	(1.34)	(3.67)	0.73	0.47	1.71
Distributions from:
Net investment income	(0.31)	(0.58)	(0.84)	(0.80)	(1.29)
Net asset value, end of year	$14.16	$15.81	$20.06	$20.17	$20.50
Total return (c)	(8.45)%	(18.34)%	3.69%	2.29%	8.52%

Ratios to average net assets
Gross expenses	1.47%	0.98%	0.77%	0.92%	0.90%
Net expenses	1.31%	0.98%	0.77%	0.79%	0.79%
Net expenses excluding interest and taxes	0.78%	0.75%	0.77%	0.78%	0.78%
Net investment income	2.33%	3.29%	2.50%	3.00%	5.13%
Supplemental data
Net assets, end of year (in millions)	$42	$46	$59	$52	$50
Portfolio turnover rate (d)	34%	33%	37%	37%	46%

(a)	Calculated based upon average shares outstanding
(b)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

53

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Brazil Small-Cap ETF
	Year Ended December 31,
	2023	2022		2021		2020	2019

Net asset value, beginning of year	$13.64	$16.35		$21.44		$27.50	$20.09
Net investment income (a)	0.46	0.44		0.48		0.33	0.58
Net realized and unrealized gain (loss) on investments	4.45	(2.59)		(5.08)		(6.04)	7.42
Payment from Adviser	—	—		—		—	0.11	(b)
Total from investment operations	4.91	(2.15)		(4.60)		(5.71)	8.11
Distributions from:
Net investment income	(0.88)	(0.56)		(0.49)		(0.35)	(0.70)
Return of capital	—	—	(c)	—		—	—
Total distributions	(0.88)	(0.56)		(0.49)		(0.35)	(0.70)
Net asset value, end of year	$17.67	$13.64		$16.35		$21.44	$27.50
Total return (d)	36.14%	(13.30)%		(21.38)%		(20.75)%	40.81	%(b)

Ratios to average net assets
Gross expenses	1.07%	0.83	%(e)	0.84	%(e)	0.84%	0.73%
Net expenses	0.68%	0.59	%(e)	0.59	%(e)	0.60%	0.63%
Net expenses excluding interest and taxes	0.59%	0.59	%(e)	0.59	%(e)	0.59%	0.59%
Net investment income	2.93%	2.71	%(e)	2.32	%(e)	1.73%	2.52%
Supplemental data
Net assets, end of year (in millions)	$30	$25		$32		$55	$98
Portfolio turnover rate (f)	43%	42%		56%		31%	38%

(a)	Calculated based upon average shares outstanding
(b)	For the year ended December 31, 2019, 0.55% of total return, representing $0.11 per share, consisted of a payment from the Adviser (See Note 3).
(c)	Amount represents less than $0.005 per share.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

54

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	ChiNext ETF
	Year Ended December 31,
	2023	2022	2021		2020		2019

Net asset value, beginning of year	$31.27	$48.47	$48.95		$29.81		$20.97
Net investment income (loss) (a)	0.10	(0.08)	(0.06)		0.03		0.10
Net realized and unrealized gain (loss) on investments	(6.76)	(17.12)	4.03		19.09		8.88
Payment from Adviser	—	—	0.02	(b)	0.02	(c)	—
Total from investment operations	(6.66)	(17.20)	3.99		19.14		8.98
Distributions from:
Net investment income	—	—	—		—	(d)	(0.14)
Net realized capital gains	—	—	(3.74)		—		—
Return of capital	—	—	(0.73)		—		—
Total distributions	—	—	(4.47)		—		(0.14)
Net asset value, end of year	$24.61	$31.27	$48.47		$48.95		$29.81
Total return (e)	(21.31)%	(35.49)%	8.21	%(b)	64.23	%(c)	42.80%

Ratios to average net assets
Gross expenses	1.89%	1.25%	0.89%		1.15%		1.08%
Net expenses	0.65%	0.65%	0.65%		0.65%		0.65%
Net investment income (loss)	0.34%	(0.22)%	(0.12)%		0.07%		0.39%
Supplemental data
Net assets, end of year (in millions)	$17	$20	$41		$49		$30
Portfolio turnover rate (f)	123%	10%	59%		96%		43%

(a)	Calculated based upon average shares outstanding
(b)	For the year ended December 31, 2021, 0.04% of total return, representing $0.02 per share, consisted of a payment from the Adviser (See Note 3).
(c)	For the year ended December 31, 2020, 0.07% of total return, representing $0.02 per share, consisted of a payment from the Adviser (See Note 3).
(d)	Amount represents less than $0.005 per share.
(e)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

55

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Digital India ETF
	Year Ended December 31, 2023	Period Ended December 31, 2022(a)

Net asset value, beginning of period	$27.79	$36.25
Net investment income (b)	0.09	0.14
Net realized and unrealized gain (loss) on investments	8.25	(8.33)
Total from investment operations	8.34	(8.19)
Distributions from:
Net investment income	(0.08)	(0.27)
Return of capital	(0.01)	—
Total distributions	(0.09)	(0.27)
Net asset value, end of period	$36.04	$27.79
Total return (c)	30.00%	(22.56	)%(d)

Ratios to average net assets
Expenses	0.77%	0.76	%(e)
Expenses excluding interest and taxes	0.71%	0.75	%(e)
Net investment income	0.27%	0.53	%(e)
Supplemental data
Net assets, end of period (in millions)	$9	$1
Portfolio turnover rate (f)	22%	22	%(d)

(a)	For the period February 16, 2022 (commencement of operations) through December 31, 2022.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

56

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Egypt Index ETF
	Year Ended December 31,
	2023		2022	2021	2020	2019

Net asset value, beginning of year	$20.41		$27.09	$25.62	$29.20	$28.28
Net investment income (a)	0.98		0.61	0.75	0.61	0.59
Net realized and unrealized gain (loss) on investments	3.98		(7.02)	1.38	(3.56)	0.93 (b)
Payment from Adviser	0.08	(c)	—	—	—	—
Total from investment operations	5.04		(6.41)	2.13	(2.95)	1.52
Distributions from:
Net investment income	(1.46)		(0.27)	(0.66)	(0.63)	(0.60)
Net asset value, end of year	$23.99		$20.41	$27.09	$25.62	$29.20
Total return (d)	24.78	%(c)	(23.67)%	8.36%	(10.09)%	5.42%

Ratios to average net assets
Gross expenses	1.83%		1.35%	1.10%	1.11%	1.11%
Net expenses	1.62%		1.24%	1.02%	0.98%	1.01%
Net expenses excluding interest and taxes	0.94%		0.94%	0.94%	0.94%	0.94%
Net investment income	4.85%		2.92%	2.92%	2.43%	1.88%
Supplemental data
Net assets, end of year (in millions)	$22		$23	$22	$19	$31
Portfolio turnover rate (e)	91%		66%	73%	27%	76%

(a)	Calculated based upon average shares outstanding
(b)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(c)	For the year ended December 31, 2023, 0.39% of total return, representing $0.08 per share, consisted of a payment from the Adviser (See Note 3).
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

57

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	India Growth Leaders ETF(a)
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$32.62	$42.93	$32.94	$32.76	$42.36
Net investment income (b)	0.33	0.59	0.08	0.15	0.50
Net realized and unrealized gain (loss) on investments	11.24	(10.34)	9.91	0.11 (c)	(9.68)
Total from investment operations	11.57	(9.75)	9.99	0.26	(9.18)
Distributions from:
Net investment income	(0.42)	(0.56)	—	(0.08)	(0.42)
Net asset value, end of year	$43.77	$32.62	$42.93	$32.94	$32.76
Total return (d)	35.48%	(22.67)%	30.30%	0.80%	(21.65)%

Ratios to average net assets
Gross expenses	1.09%	0.80%	1.00%	1.24%	0.86%
Net expenses	0.87%	0.80%	0.90%	1.05%	0.86%
Net expenses excluding interest and taxes	0.72%	0.73%	0.83%	0.85%	0.83%
Net investment income	0.91%	1.64%	0.22%	0.55%	1.35%
Supplemental data
Net assets, end of year (in millions)	$95	$51	$78	$68	$122
Portfolio turnover rate (e)	79%	102%	67%	133%	51%

(a)	Consolidated Financial Highlights
(b)	Calculated based upon average shares outstanding
(c)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

58

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Indonesia Index ETF
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$17.34	$19.93	$20.49	$22.68	$21.85
Net investment income (a)	0.63	0.45	0.27	0.36	0.40
Net realized and unrealized gain (loss) on investments	(0.31)	(2.41)	(0.61)	(2.21)	0.90
Total from investment operations	0.32	(1.96)	(0.34)	(1.85)	1.30
Distributions from:
Net investment income	(0.62)	(0.63)	(0.22)	(0.34)	(0.47)
Net asset value, end of year	$17.04	$17.34	$19.93	$20.49	$22.68
Total return (b)	1.91%	(9.88)%	(1.65)%	(8.20)%	5.97%

Ratios to average net assets
Gross expenses	0.99%	0.67%	0.82%	0.97%	0.80%
Net expenses	0.58%	0.57%	0.57%	0.57%	0.57%
Net expenses excluding interest and taxes	0.57%	0.57%	N/A	N/A	N/A
Net investment income	3.56%	2.24%	1.38%	2.03%	1.78%
Supplemental data
Net assets, end of year (in millions)	$29	$33	$54	$36	$41
Portfolio turnover rate (c)	21%	25%	36%	13%	10%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

59

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Israel ETF
	Year Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$35.71	$48.77	$44.82	$35.03	$28.05
Net investment income (a)	0.45	0.61	0.27	0.08	0.19
Net realized and unrealized gain (loss) on investments	(0.53)	(13.19)	4.30	9.79	7.27
Total from investment operations	(0.08)	(12.58)	4.57	9.87	7.46
Distributions from:
Net investment income	(0.66)	(0.48)	(0.62)	(0.08)	(0.48)
Net asset value, end of year	$34.97	$35.71	$48.77	$44.82	$35.03
Total return (b)	(0.22)%	(25.79)%	10.20%	28.14%	26.64%

Ratios to average net assets
Gross expenses	0.78%	0.64%	0.71%	0.80%	0.94%
Net expenses	0.59%	0.59%	0.59%	0.60%	0.62%
Net expenses excluding interest and taxes	0.59%	0.59%	0.59%	0.59%	0.59%
Net investment income	1.28%	1.48%	0.57%	0.24%	0.60%
Supplemental data
Net assets, end of year (in millions)	$59	$59	$80	$75	$58
Portfolio turnover rate (c)	13%	12%	32%	22%	14%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

60

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Vietnam ETF
	Year Ended December 31,
	2023		2022		2021		2020	2019

Net asset value, beginning of year	$11.75		$21.36		$17.52		$16.05	$14.84
Net investment income (a)	0.08		0.18		0.11		0.08	0.14
Net realized and unrealized gain (loss) on investments	1.78		(9.68)		3.83		1.46	1.19
Total from investment operations	1.86		(9.50)		3.94		1.54	1.33
Distributions from:
Net investment income	(0.67)		(0.11)		(0.10)		(0.06)	(0.12)
Return of capital	—		—		—		(0.01)	—
Total distributions	(0.67)		(0.11)		(0.10)		(0.07)	(0.12)
Net asset value, end of year	$12.94		$11.75		$21.36		$17.52	$16.05
Total return (b)	15.95%		(44.47)%		22.52%		9.72%	8.86%

Ratios to average net assets
Expenses	0.70	%(c)	0.66	%(c)	0.59	%(c)	0.61%	0.66%
Expenses excluding interest and taxes	0.61	%(c)	0.60	%(c)	0.58	%(c)	0.60%	0.63%
Net investment income	0.59	%(c)	1.13	%(c)	0.58	%(c)	0.55%	0.89%
Supplemental data
Net assets, end of year (in millions)	$527		$413		$591		$457	$443
Portfolio turnover rate (d)	55%		57%		57%		33%	33%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

61

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 1—Fund Organization—VanEck ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust. These financial statements relate only to the investment portfolios listed in the diversification table below (each a “Fund” and, collectively, the “Funds”).

Fund	Diversification Classification

Africa Index ETF	Diversified
Brazil Small-Cap ETF	Diversified
ChiNext ETF	Diversified
Digital India ETF	Non-Diversified
Egypt Index ETF	Non-Diversified
India Growth Leaders ETF	Diversified
Indonesia Index ETF	Non-Diversified
Israel ETF	Non-Diversified
Vietnam ETF	Non-Diversified

Each Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of its index which are listed in the table below.

Fund	Index

Africa Index ETF	MVIS® GDP Africa Index
Brazil Small-Cap ETF	MVIS® Brazil Small-Cap Index
ChiNext ETF	ChiNext Index
Digital India ETF	MVIS® Digital India Index
Egypt Index ETF	MVIS® Egypt Index
India Growth Leaders ETF	MarketGrader India All-Cap Growth Leaders Index
Indonesia Index ETF	MVIS® Indonesia Index
Israel ETF	Bluestar Israel Global Index®
Vietnam ETF	MVIS® Vietnam Index

Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in approximately the same weighting as their index. India Growth Leaders ETF makes its investments through MV SCIF Mauritius (the “Subsidiary”), a wholly owned subsidiary organized in the Republic of Mauritius. China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) is the sub-adviser to ChiNext ETF. ChiNext ETF seeks to achieve its investment objective by primarily investing directly in A-shares through the Shanghai and Shenzhen-Hong Kong Stock Connect Programs (the “Programs”) and via the A-share quota granted to the Sub-Adviser. In connection with the change described in Note 12, during the year ended December 31, 2023, ChiNext ETF transitioned its investments held in the A-share quota granted to the Sub-Adviser to A-shares traded through the Programs.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A.	Security Valuation— The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy
62

that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy. Money market fund investments are valued at net asset value and are considered as Level 1 in the fair value hierarchy. Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. The Funds’ Board of Trustees (“Trustees”) has designated Van Eck Associates Corporation (the “Adviser”) as valuation designee to perform the Funds’ fair value determinations, subject to board oversight and certain reporting and other requirements. The Adviser has adopted policies and procedures reasonably designed to comply with the requirements. The Pricing Committee of the Adviser provides oversight of the Funds’ valuation policies and procedures, which are approved by the Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.
63

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

B.	Basis for Consolidation—The Subsidiary, an Indian exempted company, was incorporated on February 25, 2010 and acts as an investment vehicle for the India Growth Leaders ETF (the “Fund”) in order to effect certain investments on behalf of the Fund. The Fund is the sole shareholder of the Subsidiary, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The consolidated financial statements of the Fund include the financial results of its wholly owned subsidiary. All material interfund account balances and transactions have been eliminated in consolidation.

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D.	Distributions to Shareholders— Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Currency Translation— Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statements of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

Foreign governments and their agencies may enact monetary policies that delay, place limits or restrict repatriation of local currency to U.S. dollars. Market quoted rates for immediate currency settlement may have access or transaction volume restrictions that significantly delay repatriation of local currency denominated assets and liabilities to U.S. dollars. When these events occur, the rates utilized to translate a foreign currency to U.S. dollars may be determined by the Adviser.

F.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

G.	Offsetting Assets and Liabilities— In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may receive cash and or securities as collateral for securities lending. For financial reporting purposes, the Funds present securities lending assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Cash collateral received for securities lending in the form of money market fund investments, if any, at December 31, 2023 is presented in the Schedules of Investments and in the Statements of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

H.	Other— Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.
64

The Funds earn interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statements of Operations.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

ChiNext ETF is required to hold foreign investor minimum settlement reserve funds by the China Securities Depository and Clearing Corporation Limited. Refer to cash denominated in foreign currency, at value on the Statement of Assets and Liabilities for the amount held at December 31, 2023.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2024, to waive fees and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding the expense limitations for the Funds listed in the table below. Effective January 10, 2019, ChiNext ETF no longer excludes interest expense from their expense limitations. Refer to the Statements of Operations for the amounts waived/assumed by the Adviser for the year ended December 31, 2023.

The management fee rates and expense limitations for the year ended December 31, 2023, are as follows:

Fund	Management Fees	Expense Limitations
Africa Index ETF	0.50%	0.78%
Brazil Small-Cap ETF	0.50	0.59
ChiNext ETF	0.50	0.65
Egypt Index ETF	0.50	0.94
India Growth Leaders ETF*	0.50	0.70
Indonesia Index ETF	0.50	0.57
Israel ETF	0.50	0.59
Vietnam ETF	0.50	0.76

*Prior to June 20, 2023, the expense limitation was 0.75%.

Digital India ETF utilizes a unitary management fee presented below, where the Adviser will pay all Fund expenses, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses.

Fund	Unitary Management Fee Rate
Digital India ETF*	0.70%

*Prior to June 20, 2023, the expense limitation was 0.75%.

During the year ended December 31, 2019, the Adviser reimbursed the Brazil Small-Cap ETF $372,975 for an investment loss. The per share and total return impact to the Fund is reflected in the Financial Highlights.

During the year ended December 31, 2020, the Adviser reimbursed the ChiNext ETF $17,518 for transactional losses. The per share and total return impact to the Fund is reflected in the Financial Highlights.

During the year ended December 31, 2021, the Adviser reimbursed the ChiNext ETF $19,569 for an investment loss. The per share and total return impact to the Fund is reflected in the Financial Highlights.

During the year ended December 31, 2023, the Adviser voluntarily reimbursed the Egypt Index ETF $71,119 for interest expense. This reimbursement is reflected in the Statements of Operations and Statements of Changes in Net Assets as a net increase from payment from Adviser. The per share and total return impact to the Fund is reflected in the Financial Highlights.

65

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Funds’ distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

As of December 31, 2023, the Adviser owned approximately 19% of Egypt Index ETF.

Note 4—Capital Share Transactions—As of December 31, 2023, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”).

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of a designated portfolio of securities (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including, for the benefit of the Funds, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Funds may impose variable fees on the purchase or redemption of Creation Units for cash, or on transactions effected outside the clearing process, to defray certain transaction costs. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

Note 5—Investments—For the year ended December 31, 2023, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and the purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

			In-Kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
Africa Index ETF	15,576,390	17,542,683	2,563,205	2,021,582
Brazil Small-Cap ETF	12,497,741	15,085,719	131,462	553,047
ChiNext ETF	27,450,541	25,441,398	—	—
Digital India ETF	5,769,812	649,734	1,650,376	—
Egypt Index ETF	16,295,579	19,711,253	4,098,072	5,076,689
India Growth Leaders ETF	70,475,855	47,412,510	1,176,540	82,141
Indonesia Index ETF	6,492,088	6,367,193	10,009,273	13,451,455
Israel ETF	7,252,381	7,750,036	4,522,462	2,697,921
Vietnam ETF	339,098,096	293,594,248	3,562,323	—

Note 6—Income Taxes—As of December 31, 2023, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Africa Index ETF	42,205,126	5,153,850	(4,927,560)	226,290
Brazil Small-Cap ETF	27,892,803	7,544,420	(4,761,789)	2,782,631
ChiNext ETF	17,245,819	4,711,290	(4,791,001)	(79,711)
Digital India ETF	8,488,200	801,275	(246,744)	554,531
Egypt Index ETF	20,629,763	5,946,451	(5,638,729)	307,722
India Growth Leaders ETF	74,541,962	21,738,057	(898,577)	20,839,480
Indonesia Index ETF	36,260,502	2,450,644	(9,734,015)	(7,283,371)
Israel ETF	54,390,364	15,235,721	(8,878,128)	6,357,593
Vietnam ETF	497,641,414	92,299,495	(62,909,181)	29,390,314
66

At December 31, 2023, the components of total distributable earnings (losses) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	(Accumulated Capital Losses)/ Undistributed Capital Gains	Qualified Late-Year Losses*	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
Africa Index ETF	597,479	(74,220,588)	–	(15,778)	(2,495,061)	(76,133,948)
Brazil Small-Cap ETF	47,943	(165,338,277)	–	(41,321)	2,782,255	(162,549,400)
ChiNext ETF	41,491	(6,301,482)	–	(1,309)	(80,326)	(6,341,626)
Digital India ETF	–	(94,458)	(8,050)	–	474,956	372,448
Egypt Index ETF	29,550	(39,980,776)	–	(6,955)	306,372	(39,651,809)
India Growth Leaders ETF	732,762	(80,442,640)	–	(17,821)	20,453,157	(59,274,542)
Indonesia Index ETF	139,389	(123,493,403)	–	(35,019)	(7,283,374)	(130,672,407)
Israel ETF	377,865	(11,086,770)	–	(5,616)	6,357,628	(4,356,893)
Vietnam ETF	20,942,922	(366,103,854)	–	(63,970)	29,395,310	(315,829,592)

*Qualified late year losses incurred after October 31, 2023 are deemed to arise on January 1, 2024.

The tax character of dividends paid to shareholders was as follows:

	December 31, 2023		December 31, 2022
Fund	Ordinary Income*	Return of Capital	Ordinary Income*	Return of Capital
Africa Index ETF	$925,120	$–	$1,670,110	$–
Brazil Small-Cap ETF	1,500,080	–	971,850	3,075
Digital India ETF	12,151	1,094	13,500	–
Egypt Index ETF	1,350,000	–	300,031	–
India Growth Leaders ETF	899,924	–	875,052	–
Indonesia Index ETF	1,049,920	–	1,200,040	–
Israel ETF	1,110,023	–	799,920	–
Vietnam ETF	27,453,275	–	3,867,660	–

*Includes short-term capital gains (if any).

At December 31, 2023, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
Africa Index ETF	$(13,284,459)	$(60,936,129)	$(74,220,588)
Brazil Small-Cap ETF	(22,115,483)	(143,222,794)	(165,338,277)
ChiNext ETF	(4,017,632)	(2,283,850)	(6,301,482)
Digital India ETF	(62,744)	(31,714)	(94,458)
Egypt Index ETF	(14,867,494)	(25,113,282)	(39,980,776)
India Growth Leaders ETF	(15,496,956)	(64,945,684)	(80,442,640)
Indonesia Index ETF	(40,243,860)	(83,249,543)	(123,493,403)
Israel ETF	(2,640,766)	(8,446,004)	(11,086,770)
Vietnam ETF	(114,672,076)	(251,431,778)	(366,103,854)

During the year ended December 31, 2023, India Growth Leaders ETF utilized $853,411 of its capital loss carryovers available from prior years.

During the year ended December 31, 2023, as a result of permanent book to tax differences, primarily due to earnings attributable to the redemption of shares, tax net operating losses and the tax treatment of gains/

67

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

losses from securities redeemed in-kind, the Funds incurred differences that affected distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
Africa Index ETF	(649,774)	649,774
Brazil Small-Cap ETF	(131,521)	131,521
Egypt Index ETF	(429,549)	429,549
India Growth Leaders ETF	(39,246)	39,246
Indonesia Index ETF	(758,497)	758,497
Israel ETF	(1,009,647)	1,009,647

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2023, the Funds did not incur any interest or penalties.

Investments in China: Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for ChiNext ETF (the “Fund”). China generally imposes withholding income tax (“WHT”) at a rate of 10% on dividends derived by non-People’s Republic of China (“PRC”) resident enterprises (including a Qualified Foreign Institutional Investor (“QFII”) and a Renminbi Qualified Foreign Institutional Investor (“RQFII”)) from issuers resident in China. China imposes WHT at a rate of 10% on capital gains derived by non-PRC resident enterprises from the disposal in shares of PRC enterprises. Effective November 17, 2014, investments through the Hong Kong-Shanghai Stock Connect program, QFIIs and RQFIIs, which includes this Fund, were exempted temporarily from WHT with respect to gains derived from the trading of equity investments (including A-shares). However, uncertainties remain regarding the taxation of capital gains in China. PRC rules for taxation of RQFIIs (and QFIIs) and the PRC tax regulations to be issued by the PRC State Administration of Taxation and/or the PRC Minister of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the nonresident investors. If the PRC tax authorities were to issue differing formal guidance or tax rules regarding the taxation of capital gains derived by QFIIs, RQFIIs and other nonresident investors WHT on gains from such investments the Fund could be subject to additional tax liabilities.

Investments in India: As a result of renegotiation of the India Mauritius Tax treaty, India commenced taxation on capital gains arising from disposition of shares acquired on or after April 1, 2017 in a company resident in India, with shares acquired on or before March 31, 2017 being grandfathered as exempt from capital gains taxation subject to treaty relief. India currently assesses a capital gains tax on shares sold on the exchange of 15% on short term capital gains and 10% on long term capital gains (plus applicable surcharge and cess). Further, long-term capital gains on certain shares that were held as of January 31, 2018, may be eligible for a step up in cost basis which may reduce realized taxable gains. Existing Indian capital loss carryforwards may be utilized to offset capital gains realized on securities sold.

68

Note 7—Principal Risks—Non-diversified funds generally hold securities of fewer issuers than diversified funds (See Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the coronavirus outbreak. Additionally, certain Funds may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Funds may be forced to sell such restricted securities and incur a loss. There may be limitations or delays in the convertibility or repatriation of certain African currencies, which would adversely affect the U.S. dollar value and/or liquidity of a Fund’s investments denominated in such African currencies. This may impair a Fund’s ability to achieve its investment objective and/or may impede a Fund’s ability to satisfy redemption requests in timely manner.

Monetary policies put in place by the Nigerian and Egyptian governments and their respective agencies, have limited the ability of the Africa Index ETF and Egypt Index ETF, respectively, to convert assets and liabilities denominated in the local currencies into US dollars using the quoted prices for such currencies. As a result, opportunities to repatriate these currencies into US dollars at have been limited and subject to delays. Such quoted prices are currently materially disconnected from market settlement rates and these Funds have not been able to access transactions at market settlement rates. As a result, the values of the assets and liabilities denominated in Nigerian naira and Egyptian pounds in the Africa Index ETF and Egypt Index ETF, respectively, which may ultimately be realized could be materially different from those reported in these Funds’ statements of assets and liabilities.

Should the Chinese government impose restrictions on the ability of ChiNext ETF to repatriate funds associated with direct investment in A-Shares, the Fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended, and the Fund may therefore be subject to Fund-level U.S. federal taxes.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which a Trustee can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds of the Trust as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities. Digital India ETF commenced operations with a unitary management fee and therefore bears no costs or liabilities relative to the Plan.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with the securities lending agent. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will

69

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statements of Operations. Cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Funds’ Schedules of Investments or Statements of Assets and Liabilities as it is held by the agent on behalf of the Funds. The Funds do not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2023 is presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. The following is a summary of the Funds’ securities on loan and related collateral as of December 31, 2023:

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
Africa Index ETF	$4,000,181	$616,977	$3,641,558	$4,258,535
Brazil Small-Cap ETF	1,173,102	710,626	536,243	1,246,869
Israel ETF	9,870,360	1,427,364	8,819,223	10,246,587

The following table presents money market fund investments held as collateral by type of security on loan as of December 31, 2023:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statements of Assets and Liabilities
Fund	Equity Securities
Africa Index ETF	$616,977
Brazil Small-Cap ETF	710,626
Israel ETF	1,427,364

* Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2023, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
Africa Index ETF	359	$2,376,810	6.37%
ChiNext ETF	23	1,275,323	6.68
Digital India ETF	26	396,959	6.62
Egypt Index ETF	316	1,747,880	6.34
India Growth Leaders ETF	221	1,186,997	6.35
Indonesia Index ETF	17	141,023	6.33
Israel ETF	23	252,481	6.01
Vietnam ETF	304	4,222,982	6.40

Outstanding loan balances as of December 31, 2023, if any, are reflected in the Statements of Assets and Liabilities.

70

Note 11—New Regulatory Requirements—On October 26, 2022, the Securities and Exchange Commission (SEC) adopted rule and form amendments that require mutual funds and exchange-traded funds (ETFs) that are registered on Form N-1A to prepare and transmit tailored unaudited annual and semi-annual shareholder reports (TSRs), that highlight key information to investors, within 60 days of period-end. The new TSRs will be prepared separately for each fund.

In connection with these amendments, certain information that was previously disclosed in fund shareholder reports will instead be made available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR.

The SEC also amended Rule 30e-3 under the Investment Company Act, to require mutual funds and ETFs to provide TSRs directly to investors by mail (unless an investor elects electronic delivery).

These rules are effective January 24, 2023, and the compliance date is July 24, 2024.

Note 12—Subsequent Event Review— Effective January 12, 2024, China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) will no longer serve as a sub-adviser to ChiNext ETF.

71

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of VanEck ETF Trust and Shareholders of each of the funds listed in the table below.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, (the consolidated statement of assets and liabilities, including the consolidated schedule of investments, for VanEck India Growth Leaders ETF) of each of the funds listed in the table below (nine of the funds constituting VanEck ETF Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of December 31, 2023, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Funds

VanEck Africa Index ETF (1)	VanEck India Growth Leaders ETF (2)
VanEck Brazil Small-Cap ETF (1)	VanEck Indonesia Index ETF (1)
VanEck ChiNext ETF (1)	VanEck Israel ETF (1)
VanEck Digital India ETF (3)	VanEck Vietnam ETF (1)
VanEck Egypt Index ETF (1)

(1) Statement of operations for the year ended December 31, 2023, and statement of changes in net assets and financial highlights for the years ended December 31, 2023 and 2022

(2) Consolidated statement of operations for the year ended December 31, 2023 and consolidated statement of changes in net assets and consolidated financial highlights for the years ended December 31, 2023 and 2022

(3) Statement of operations for the year ended December 31, 2023, and statement of changes in net assets and financial highlights for the year ended December 31, 2023 and the period February 16, 2022 (commencement of operations) through December 31, 2022

The financial statements of the Funds (other than VanEck India Growth Leaders ETF) as of and for the year or period ended December 31, 2021, and the financial highlights for each of the periods ended on or prior to December 31, 2021 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 28, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

The financial statements of VanEck India Growth Leaders ETF as of and for the year ended December 31, 2021, and the financial highlights for each of the years ended on or prior to December 31, 2021 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated March 10, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

72

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York
February 27, 2024

We have served as the auditor of one or more investment companies in the VanEck Funds complex since 2022.

73

VANECK ETF TRUST

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2023. Please consult your tax advisor for proper treatment of this information:

Fund Name	Ticker Symbol	Payable Date	Total Distribution Paid Per Share	Return of Capital (a)	Income Dividends	Foreign Taxes Paid (b)	Total Ordinary Income Dividends	Foreign Source Income as a % of Total Ordinary Income (b)
Africa Index ETF	AFK	Annual	$0.3136	$-	$0.3136	$0.0704	$0.3840	73.73%
Brazil Small-Cap ETF	BRF	Annual	0.8824	-	0.8824	0.0401	0.9225	74.59
Digital India ETF	DGIN	Annual	0.0883	0.0073	0.0810	0.0435	0.1245	86.18
Egypt Index ETF	EGPT	Annual	1.4595	-	1.4595	0.0365	1.4960	77.81
India Growth Leaders ETF	GLIN	Annual	0.4235	-	0.4235	0.1260	0.5495	53.74
Indonesia Index ETF	IDX	Annual	0.6176	-	0.6176	0.1351	0.7527	99.28
Israel ETF	ISRA	Annual	0.6627	-	0.6627	0.1355	0.7982	78.00
Vietnam ETF	VNM	Various	0.6737	-	0.6737	-	0.6737	26.18

Fund Name	Ticker Symbol	Payable Date	Percent of Total Ordinary Income Dividends that are QDI Eligible (c)	Percent of Total Ordinary Income Dividends that are DRD Eligible (d)
Africa Index ETF	AFK	Annual	36.47%	-%
Brazil Small-Cap ETF	BRF	Annual	1.01	-
Digital India ETF	DGIN	Annual	100.00	-
Egypt Index ETF	EGPT	Annual	53.53	-
India Growth Leaders ETF	GLIN	Annual	63.09	-
Indonesia Index ETF	IDX	Annual	100.00	-
Israel ETF	ISRA	Annual	84.21	0.22
Vietnam ETF	VNM	Various	2.27	-

(a) A return of capital is not considered taxable income to shareholders. Shareholders who received these distributions should not include these amounts in taxable income and should treat them as a reduction of the cost basis of the applicable shares upon which these distributions were paid. In order to compute the required adjustment to cost basis, a shareholder should use the more detailed information provided on Form 8937 - Organizational Actions Affecting Basis provided on the funds’ website at www.vaneck.com.

(b) Funds with an amount in these columns have qualified to pass-through foreign taxes and foreign source income to their shareholders. Accordingly, shareholders may include their share of foreign source income on Form 1116 (Form 1118 for corporations) and may either deduct your portion of the taxes in computing your taxable income or take a credit for such taxes against your tax liability. To determine your portion of foreign source income, multiply the dollar amount of your total ordinary dividends by the percentage indicated.

(c) All or a portion of a shareholder’s total ordinary income dividend may be taxed at a reduced capital gains rate rather than the higher marginal tax rates applicable to ordinary income. The amount of a dividend subject to this lower rate is known as Qualified Dividend Income or QDI and is reported in Box 1b of the Form 1099-DIV. Shareholders who received Form 1099-DIV should use the amounts reported to them on Form 1099-DIV when preparing their tax return.

To treat a dividend as qualifying for lower rates, shareholders must have held shares on which the dividend was paid for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of the distribution.

(d) QDI information does not apply to shareholders that are corporations for U.S. tax purposes. Corporate shareholders should use the information regarding the Dividends Received Deduction or DRD. This data is being provided to corporate shareholders in order for them to compute their share of dividends qualifying for the DRD for corporations. To determine your share of income eligible for the DRD, multiply the dollar amount of your total ordinary dividends by the percentage indicated.

74

VANECK ETFs

BOARD OF TRUSTEES AND OFFICERS

December 31, 2023 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

David H. Chow, 1957*†	Trustee	Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	72	Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Investment Committee. Formerly, Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	72	Formerly, Trustee, First Eagle Senior Loan Fund, March 2017 to December 2021; and Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	83	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Chairperson Trustee	Since 2022 Since 2012	Global Lead Partner, Financial Services Strategy, Accenture, January 2021 to present; Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to December 2021.	72	Formerly, Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	83	Director, Food and Friends, Inc., 2013 to present; Board Member, The Arc Foundation of the US, 2022 to present; Chairman, Lifetime Care Services, LLC, 2023 to present.

Interested Trustee

Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	83	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
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VANECK ETFs

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Vice President and Assistant Secretary	Vice President (Since 2023); Assistant Secretary (Since 2016)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Managing Director, Legg Mason, Inc.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Asia - Business Development of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

Lisa A. Moss, 1965	Assistant Vice President and Assistant Secretary	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Senior Counsel, Perkins Coie LLP.

Arian Neiron, 1979	Vice President	Since 2018	CEO (since 2021) & Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.
76

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
77

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser: Distributor:	VanEck Associates Corporation VanEck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.826.2333	INTLAR

ANNUAL REPORT December 31, 2023

CLO ETF	CLOI
Office and Commercial REIT ETF	DESK

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2023.

VANECK ETF TRUST

PRESIDENT’S LETTER

December 31, 2023 (unaudited)

Dear Fellow Shareholders:

Our outlook for financial markets in 2023 was “sideways” and “40/60” or overweight bonds. This strategy worked well until November 2023, when the market suddenly rallied aggressively and priced in U.S. Federal Reserve (“Fed”) interest rate cuts which were to happen in 2024. It is one of the wonders of the market that it can price in its view of the future so quickly.

In this sense, it could be that 2024 has already happened. One could imagine that the three major factors—monetary policy, government spending and global economic growth—will not change much in 2024.

So, let’s review those three major forces on markets and some risks and trends worth noting.

Discussion

1.      Monetary Policy: Not Very Stimulative

To recap this cycle: stocks and bonds historically do not perform well when the Fed tightens monetary conditions. And that’s just what the Fed announced it would be doing at the end of 2021. This would include raising rates and changing its balance sheet actions, which doesn’t create a great environment for financial assets.

A second, modern component to monetary policy is the Fed balance sheet. After buying bonds during the pandemic, the Fed has now started shrinking the balance sheet—from a high of almost $9 trillion in early 2022, assets dropped to just under $7.8 trillion toward the end of December 2023.1

Our favorite inflation is wage inflation, not food or gas prices. That is the kind of inflation which is endemic and hard to manage once it takes hold. And wage inflation is above 4%, not near the Fed’s 2% target, so we don’t see a big Fed stimulus. And the silent Fed action of reducing its bond holdings (“quantitative tightening”), continues.

2.      Government Spending: Also Muted

A second bearish factor is that government spending is unlikely to increase next year. The Republicans, in control of the House of Representatives, continue to look to slow government spending. While we probably didn’t sufficiently appreciate the amount of some of the Biden Administration’s spending, like with the environmental Inflation Reduction Act (“IRA”), any such upside surprises are very unlikely in 2024.

3.      Global Growth is at Low Levels

Over the last 20 years, the U.S. and China have been the two main pillars of global growth. But while there are bright spots, China is remarkable now for its economic weakness. The property market recession has helped pull Chinese prices lower year over year and that deflationary force affects the world economy. Other centers of growth like India, Indonesia and Africa are not big enough yet to drive global growth.

Notable

1.      Bonds

While interest rates whipsawed investors in 2023 with a net positive result, our outlook favoring bonds hasn’t changed, which is that they offer attractive risk-adjusted returns compared to equities, given the headwinds discussed above. Now, after the 2022 and 2023 losses, bond investments are offering attractive yields, this has been our favorite asset class to buy and remains our preference. (See What to Buy? Bonds. When? Now.2) As a reference, bonds offered attractive total returns in the 1970s even though that decade was the worst for interest rates in the last 100 years.

1

VANECK ETF TRUST

PRESIDENT’S LETTER

(unaudited) (continued)

2.      Yield Curve

We like to look for market distortions and the most notable one is “yield curve inversion”—long-term interest rates lower than short-term rates. If, and it’s a big “if”, government entities like the Fed are stepping back from the bond markets, then it makes sense for long-term rates to be higher because with greater risk should come greater return. Yield curve inversion is present only about 10% of the time. It’s unusual.

3.      India/Emerging Markets

With the new-found ubiquity and affordability of mobile phones in India, the Internet sector there is well primed to do as well as it has in the U.S., China and other major markets. Digital India seems like a good tactical play, despite higher price/earnings ratios. Emerging markets in general have lagged for so many years that most investors have given up. So many, that 2024 may be their year.

4.      Stores of Value/Real Assets

In March 2023, I “pounded the table” on gold and Bitcoin in a CNBC interview. While those assets have rallied hard since then—again, the market likes to anticipate!—I don’t think this trend is over.

5.      Value stocks

Growth stocks had a shockingly good 2023. Stocks in banks and financials have been beaten up. They are definitely worth a close look. This outlook is discussed in a recent podcast, The Compound & Friends,3 Episode 113, released on October 13, 2023.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for each of the funds for the fiscal year ended December 31, 2023. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck ETF Trust

January 18, 2024

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”.4 Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

[1]	U.S. Federal Reserve: FEDERAL RESERVE Statistical Release, December 28, 2023, https://www.federalreserve.gov/releases/h41/20231228/

[2]	VanEck: What to Buy? Bonds. When? Now., https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-what-to-buy-bonds-when-now/

[3]	The Compound & Friends, https://podcasts.apple.com/us/podcast/the-new-kings-of-wall-street/id1456467014?i=1000631190860

[4]	VanEck: https://www.vaneck.com/us/en/subscribe/
2

VANECK ETF TRUST

MANAGEMENT DISCUSSION

December 31, 2023 (unaudited)

CLO ETF

Collateralized loan obligations (“CLOs”) are securitized, actively managed portfolios of leveraged loans. Because of the subordination and other built-in risk protections they provide, CLOs allow investors to gain investment grade credit exposure with a yield pickup versus similarly rated bonds and loans. The CLO market has grown significantly over the past 20 years and is now valued at over $1 trillion globally.

The VanEck CLO ETF returned 9.37% for the 12 month period ended December 31,2023 (the “Period”). The Fund invests primarily in investment grade CLOs and is actively managed by PineBridge Investments, the Fund’s sub-adviser. During this Period, the Fund underperformed the J.P. Morgan Collateralized Loan Obligation Index1 by 1.17%. The Fund’s portfolio had an average weight of approximately 95% in AAA and AA rated CLOs during the year (versus 82% in the benchmark) and no exposure to BBB or below CLOs (versus 11% in the benchmark). The Fund’s relatively conservative positioning drove underperformance, as lower quality assets outperformed during the Period amid a strong rally in risk-assets. Selection within rating categories, however, contributed positively to returns and helped to offset the impact of the Fund’s higher quality positioning.

1 J.P. Morgan Collateralized Loan Obligation Index (CLOIE) (JCLOAGTR) is comprised of US dollar denominated broadly syndicated arbitrage CLOs.

3

VANECK CLO ETF

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	JCLOAGTR[1]
One Year	8.93%	9.37%	10.54%
Life*	8.20%	8.28%	8.65%

*	Inception of Fund: 6/21/22; First Day of Secondary Market Trading: 6/22/22.

[1]	J.P. Morgan Collateralized Loan Obligation Index (CLOIE) (JCLOAGTR) is comprised of US dollar denominated broadly syndicated arbitrage CLOs.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 5 for more information.

4

VANECK ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of the Fund did not trade in the secondary market until after the Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

JCLOAGTR is published by J.P. Morgan Securities LLC. (J.P. Morgan).

J.P. Morgan does not sponsor, endorse, or promote the Fund and bears no liability with respect to the Fund or any security.

5

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 to December 31, 2023.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2023 - December 31, 2023(a)
CLO ETF
Actual	$1,000.00	$1,045.90	0.40%	$2.06
Hypothetical (b)	$1,000.00	$1,023.19	0.40%	$2.04
Office and Commercial REIT ETF
Actual (c)	$1,000.00	$1,117.00	0.50%	$1.49
Hypothetical (b)	$1,000.00	$1,022.68	0.50%	$2.55

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2023), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
(c)	Expenses are equal to the Fund’s annualized expense ratio (for the period from September 20, 2023 (commencement of operations) to December 31, 2023) multiplied by the average account value over the period, multiplied by the number of days since the commencement of operations divided by the number of days in the fiscal year.
6

VANECK CLO ETF

SCHEDULE OF INVESTMENTS

December 31, 2023

	Par (000’s	)	Value
COLLATERALIZED LOAN OBLIGATIONS: 98.6%
AIMCO CLO Series 2018-B 144A 6.76% (Term SOFR USD 3 Month+1.36%), 01/15/32	$1,250		$1,250,936
Apidos CLO XVIII 144A 7.07% (Term SOFR USD 3 Month+1.66%), 10/22/30	1,000		998,298
Ares LXI CLO Ltd. 144A 7.33% (Term SOFR USD 3 Month+1.91%), 10/20/34	2,500		2,487,755
Bain Capital Credit CLO 2020-2 Ltd. 144A 6.83% (Term SOFR USD 3 Month+1.43%), 07/19/34	5,500		5,506,782
Bain Capital Credit CLO 2021-4 Ltd. 144A 7.33% (Term SOFR USD 3 Month+1.91%), 10/20/34	1,750		1,737,881
Barings CLO Ltd. 2016-II 144A 6.75% (Term SOFR USD 3 Month+1.33%), 01/20/32	7,680		7,689,154
Canyon Capital CLO 2012-1 R Ltd. 144A 7.41% (Term SOFR USD 3 Month+2.01%), 07/15/30	10,600		10,626,340
Canyon Capital CLO 2016-1 Ltd. 144A
6.73% (Term SOFR USD 3 Month+1.33%), 07/15/31	3,928		3,933,227
7.36% (Term SOFR USD 3 Month+1.96%), 07/15/31	10,000		10,024,609
Canyon Capital CLO 2016-2 Ltd. 144A 7.41% (Term SOFR USD 3 Month+2.01%), 10/15/31	6,000		5,993,694
Carlyle Global Market Strategies CLO 2012-4 Ltd. 144A 6.75% (Term SOFR USD 3 Month+1.34%), 04/22/32	6,075		6,080,838
Carlyle Global Market Strategies CLO 2015-4 Ltd. 144A 7.02% (Term SOFR USD 3 Month+1.60%), 07/20/32	1,010		1,010,587
Carlyle US Clo 2017-2 Ltd. 144A 6.73% (Term SOFR USD 3 Month+1.31%), 07/20/31	3,789		3,793,389
Cedar Funding VII Clo Ltd. 144A 6.68% (Term SOFR USD 3 Month+1.26%), 01/20/31	1,414		1,416,155
Cedar Funding VIII Clo Ltd. 144A 7.31% (Term SOFR USD 3 Month+1.91%), 10/17/34	1,750		1,736,387
	Par (000’s	)	Value
COLLATERALIZED LOAN OBLIGATIONS: 98.6% (continued)
CIFC Funding 2014-III Ltd. 144A 7.12% (Term SOFR USD 3 Month+1.71%), 10/22/31	$1,250		$1,250,653
Columbia Cent CLO 31 Ltd. 144A
6.88% (Term SOFR USD 3 Month+1.46%), 04/20/34	6,000		5,983,662
7.23% (Term SOFR USD 3 Month+1.81%), 04/20/34	8,380		8,224,902
Crestline Denali CLO XIV Ltd. 144A 6.81% (Term SOFR USD 3 Month+1.40%), 10/23/31	3,934		3,938,756
Denali Capital Clo XII Ltd. 144A 6.71% (Term SOFR USD 3 Month+1.31%), 04/15/31	1,635		1,637,111
Dryden 109 CLO Ltd. 144A 7.42% (Term SOFR USD 3 Month+2.00%), 04/20/35	1,250		1,245,906
Dryden 45 Senior Loan Fund 144A 7.06% (Term SOFR USD 3 Month+1.66%), 10/15/30	1,250		1,245,028
Dryden 64 CLO Ltd. 144A 6.63% (Term SOFR USD 3 Month+1.23%), 04/18/31	968		968,158
Dryden 80 CLO Ltd. 144A
7.15% (Term SOFR USD 3 Month+1.75%), 01/17/33	1,250		1,233,343
7.55% (Term SOFR USD 3 Month+2.15%), 01/17/33	1,250		1,223,481
Dryden 83 CLO Ltd. 144A 6.88% (Term SOFR USD 3 Month+1.48%), 01/18/32	4,000		4,005,132
Dryden 93 CLO Ltd. 144A 7.26% (Term SOFR USD 3 Month+1.86%), 01/15/34	1,750		1,733,307
Elmwood CLO 15 Ltd. 144A 6.75% (Term SOFR USD 3 Month+1.34%), 04/22/35	1,250		1,249,941
Generate CLO 2 Ltd. 144A 6.82% (Term SOFR USD 3 Month+1.41%), 01/22/31	3,787		3,791,798
GoldenTree Loan Management US CLO 16 Ltd. 144A 8.26% (Term SOFR USD 3 Month+2.90%), 01/20/34	2,050		2,057,669
GoldenTree Loan Opportunities IX Ltd. 144A 6.95% (Term SOFR USD 3 Month+1.56%), 10/29/29	1,250		1,251,799
HPS Loan Management 11- 2017 Ltd. 144A 6.67% (Term SOFR USD 3 Month+1.28%), 05/06/30	1,290		1,292,549

See Notes to Financial Statements

7

VANECK CLO ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
COLLATERALIZED LOAN OBLIGATIONS: 98.6% (continued)
KKR CLO 20 Ltd. 144A 6.79% (Term SOFR USD 3 Month+1.39%), 10/16/30	$995		$996,463
KKR CLO 21 Ltd. 144A 6.66% (Term SOFR USD 3 Month+1.26%), 04/15/31	3,713		3,712,521
KKR Clo 24 Ltd. 144A 6.76% (Term SOFR USD 3 Month+1.34%), 04/20/32	3,760		3,761,899
LCM 26 Ltd. 144A 6.75% (Term SOFR USD 3 Month+1.33%), 01/20/31	3,817		3,821,149
LCM 29 Ltd. 144A 6.73% (Term SOFR USD 3 Month+1.33%), 04/15/31	5,500		5,469,717
LCM Loan Income Fund I Income Note Issuer Ltd. 144A 6.74% (Term SOFR USD 3 Month+1.34%), 07/16/31	9,034		9,042,461
LCM XIII LP 144A 6.53% (Term SOFR USD 3 Month+1.13%), 07/19/27	191		191,361
LCM XIV LP 144A 6.72% (Term SOFR USD 3 Month+1.30%), 07/20/31	2,341		2,341,725
LCM XV LP 144A 6.68% (Term SOFR USD 3 Month+1.26%), 07/20/30	1,164		1,165,092
Madison Park Funding XXI Ltd. 144A 6.74% (Term SOFR USD 3 Month+1.34%), 10/15/32	4,500		4,505,486
Myers Park CLO Ltd. 144A 7.08% (Term SOFR USD 3 Month+1.66%), 10/20/30	1,250		1,248,824
OCP CLO 2020-19 Ltd. 144A 7.38% (Term SOFR USD 3 Month+1.96%), 10/20/34	1,750		1,751,747
OCP CLO 2021-22 Ltd. 144A 6.86% (Term SOFR USD 3 Month+1.44%), 12/02/34	1,250		1,251,539
Octagon Investment Partners XXI Ltd. 144A 6.64% (Term SOFR USD 3 Month+1.26%), 02/14/31	5,500		5,492,322
OZLM Funding II Ltd. 144A 7.40% (Term SOFR USD 3 Month+2.01%), 07/30/31	12,500		12,484,862
OZLM IX Ltd. 144A 7.23% (Term SOFR USD 3 Month+1.81%), 10/20/31	2,000		1,994,290
OZLM XXI Ltd. 144A 6.83% (Term SOFR USD 3 Month+1.41%), 01/20/31	2,407		2,410,015
OZLM XXII Ltd. 144A 6.73% (Term SOFR USD 3 Month+1.33%), 01/17/31	939		940,356
	Par (000’s	)	Value
COLLATERALIZED LOAN OBLIGATIONS: 98.6% (continued)
RR 12 Ltd. 144A 7.02% (Term SOFR USD 3 Month+1.62%), 01/15/36	$4,600		$4,605,893
RRX 4 Ltd. 144A 6.86% (Term SOFR USD 3 Month+1.46%), 07/15/34	1,750		1,752,191
Signal Peak CLO 10 Ltd. 144A 7.72% (Term SOFR USD 3 Month+2.31%), 07/21/34	1,250		1,250,609
Signal Peak CLO 5 Ltd. 144A 6.75% (Term SOFR USD 3 Month+1.37%), 04/25/31	1,702		1,703,907
Sounds Point CLO IV-R LTD 144A 6.81% (Term SOFR USD 3 Month+1.41%), 04/18/31	6,950		6,945,190
Southwick Park CLO LLC 144A 6.74% (Term SOFR USD 3 Month+1.32%), 07/20/32	2,000		1,996,664
TCI-Symphony CLO 2016-1 Ltd. 144A 6.68% (Term SOFR USD 3 Month+1.28%), 10/13/32	5,000		4,997,435
TCI-Symphony CLO 2017-1 Ltd. 144A 6.59% (Term SOFR USD 3 Month+1.19%), 07/15/30	2,647		2,647,562
TCW CLO 2018-1 Ltd. 144A 6.61% (Term SOFR USD 3 Month+1.23%), 04/25/31	2,566		2,566,474
TCW CLO 2019-1 AMR Ltd. 144A 7.40% (Term SOFR USD 3 Month+2.01%), 08/16/34	2,575		2,568,048
THL Credit Wind River 2014- 2 CLO Ltd. 144A 6.80% (Term SOFR USD 3 Month+1.40%), 01/15/31	1,556		1,557,755
THL Credit Wind River 2019- 3 Clo Ltd. 144A 6.74% (Term SOFR USD 3 Month+1.34%), 07/15/31	5,500		5,468,859
TIAA CLO I Ltd. 144A 6.88% (Term SOFR USD 3 Month+1.46%), 07/20/31	3,821		3,825,939
Trinitas CLO XXV Ltd. 144A 7.18% (Term SOFR USD 3 Month+1.85%), 01/23/37	6,800		6,799,768
Voya CLO 2018-3 Ltd. 144A 7.06% (Term SOFR USD 3 Month+1.66%), 10/15/31	5,200		5,132,702
Voya CLO 2019-2 Ltd. 144A 6.95% (Term SOFR USD 3 Month+1.53%), 07/20/32	2,727		2,730,022

See Notes to Financial Statements

8

	Par (000’s	)	Value
COLLATERALIZED LOAN OBLIGATIONS: 98.6% (continued)

Warwick Capital CLO 2 Ltd. 144A 8.08% (Term SOFR USD 3 Month+2.70%), 01/15/37	$4,000		$4,005,772
Wind River 2014-1 CLO Ltd. 144A 6.71% (Term SOFR USD 3 Month+1.31%), 07/18/31	1,810		1,812,479
			231,568,325
Total Collateralized Loan Obligations (Cost: $229,229,403)			231,568,325
Total Investments: 98.6% (Cost: $229,229,403)			231,568,325
Other assets less liabilities: 1.4%			3,304,409
NET ASSETS: 100.0%			$234,872,734

Definitions:

SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Footnotes:

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $231,568,325, or 98.6% of net assets.

Summary of Investments by Sector	% of Investments	Value
Collateralized Loan Obligations	100.0%	$231,568,325

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Collateralized Loan Obligations	$—	$231,568,325	$—	$231,568,325

See Notes to Financial Statements

9

VANECK OFFICE AND COMMERCIAL REIT ETF

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 100.3%
Equity Real Estate Investment Trusts (REITs): 100.3%
American Assets Trust, Inc.	865	$19,471
Boston Properties, Inc.	1,703	119,501
Brandywine Realty Trust	3,504	18,922
COPT Defense Properties	2,841	72,815
Cousins Properties, Inc.	2,657	64,698
Douglas Emmett, Inc.	3,462	50,199
Easterly Government Properties, Inc.	2,442	32,821
Empire State Realty Trust, Inc.	3,090	29,942
Equity Commonwealth *	3,085	59,232
Highwoods Properties, Inc.	2,152	49,410
Hudson Pacific Properties, Inc.	3,041	28,312
JBG SMITH Properties	1,364	23,202
Kilroy Realty Corp.	2,912	116,014
Kimco Realty Corp.	1,272	27,106
	Number of Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Net Lease Office Properties *	51	$942
Office Properties Income Trust	1,370	10,028
Orion Office REIT, Inc.	999	5,714
Paramount Group, Inc.	4,779	24,707
Piedmont Office Realty Trust, Inc.	3,375	23,996
Prologis, Inc.	362	48,255
Realty Income Corp.	788	45,247
Rexford Industrial Realty, Inc.	404	22,664
Simon Property Group, Inc.	327	46,643
SL Green Realty Corp.	1,547	69,878
Vornado Realty Trust	3,965	112,011
WP Carey, Inc.	601	38,951
Total Common Stocks (Cost: $1,032,484)		1,160,681
Total Investments: 100.3% (Cost: $1,032,484)		1,160,681
Liabilities in excess of other assets: (0.3)%		(3,108)
NET ASSETS: 100.0%		$1,157,573

Footnotes:

*	Non-income producing

Summary of Investments by Sector	% of Investments	Value
Real Estate	100.0%	$1,160,681

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$1,160,681	$—	$—	$1,160,681

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

10

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	CLO ETF	Office and Commercial REIT ETF
Assets:
Investments, at value Unaffiliated issuers (1)	$231,568,325	$1,160,681
Cash	241,893	—
Receivables:
Dividends and interest	3,144,795	6,670
Total assets	234,955,013	1,167,351
Liabilities:
Payables:
Due to Adviser	82,279	497
Due to custodian	—	9,281
Total liabilities	82,279	9,778
NET ASSETS	$234,872,734	$1,157,573
Shares outstanding	4,500,000	30,000
Net asset value, redemption and offering price per share	$52.19	$38.59
Net Assets consist of:
Aggregate paid in capital	$232,085,909	$1,025,359
Total distributable earnings (loss)	2,786,825	132,214
NET ASSETS	$234,872,734	$1,157,573
(1) Cost of investments - Unaffiliated issuers	$229,229,403	$1,032,484

See Notes to Financial Statements

11

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2023

	CLO ETF	Office and Commercial REIT ETF (a)
Income:
Dividends	$—	$15,271
Interest	7,556,940	—
Total income	7,556,940	15,271
Expenses:
Management fees	445,735	1,293
Interest	949	—
Taxes	486	—
Total expenses	447,170	1,293
Net investment income	7,109,770	13,978

Net realized gain (loss) on:
Investments	229,751	7,277
In-kind redemptions	—	34,158
Capital gain distributions from investment companies	—	2,763
Net realized gain	229,751	44,198
Net change in unrealized appreciation (depreciation) on:
Investments	2,076,833	128,197
Net change in unrealized appreciation (depreciation)	2,076,833	128,197
Net Increase in Net Assets Resulting from Operations	$9,416,354	$186,373

(a)	For the period September 20, 2023 (commencement of operations) through December 31, 2023.

See Notes to Financial Statements

12

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	CLO ETF		Office and Commercial REIT ETF
	Year Ended December 31, 2023	Period Ended December 31, 2022 (a)	Period Ended December 31, 2023 (b)
Operations:
Net investment income	$7,109,770	$586,929	$13,978
Net realized gain (loss)	229,751	(42,600)	44,198
Net change in unrealized appreciation (depreciation)	2,076,833	262,090	128,197
Net increase in net assets resulting from operations	9,416,354	806,419	186,373
Distributions to shareholders from:
Distributable earnings	(6,825,240)	(564,150)	(20,001)

Share transactions*:
Proceeds from sale of shares	222,706,530	25,000,000	1,390,933
Cost of shares redeemed	(15,667,179)	—	(399,732)
Increase in net assets resulting from share transactions	207,039,351	25,000,000	991,201
Total increase in net assets	209,630,465	25,242,269	1,157,573
Net Assets, beginning of period	25,242,269	—	—
Net Assets, end of period	$234,872,734	$25,242,269	$1,157,573
*Shares of Common Stock Issued (no par value)
Shares sold	4,300,000	500,000	40,000
Shares redeemed	(300,000)	—	(10,000)
Net increase	4,000,000	500,000	30,000

(a)	For the period June 22, 2022 (commencement of operations) through December 31, 2022.
(b)	For the period September 20, 2023 (commencement of operations) through December 31, 2023.

See Notes to Financial Statements

13

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	CLO ETF
	Year Ended December 31, 2023	Period Ended December 31, 2022(a)

Net asset value, beginning of period	$50.48	$50.00
Net investment income (b)	3.32	1.18
Net realized and unrealized gain on investments	1.32	0.43
Total from investment operations	4.64	1.61
Distributions from:
Net investment income	(2.93)	(1.13)
Net asset value, end of period	$52.19	$50.48
Total return (c)	9.40%	3.26	%(d)

Ratios to average net assets
Expenses	0.40%	0.40	%(e)
Net investment income	6.38%	4.43	%(e)
Supplemental data
Net assets, end of period (in millions)	$235	$25
Portfolio turnover rate (f)	59%	15	%(d)

(a)	For the period June 22, 2022 (commencement of operations) through December 31, 2022.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

14

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Office and Commercial REIT ETF

	Period Ended December 31, 2023(a)

Net asset value, beginning of period	$35.14
Net investment income (b)	0.51
Net realized and unrealized gain on investments	3.61
Total from investment operations	4.12
Distributions from:
Net investment income	(0.58)
Net realized capital gains	(0.09)
Total distributions	(0.67)
Net asset value, end of period	$38.59
Total return (c)	11.70	%(d)

Ratios to average net assets
Expenses	0.50	%(e)
Net investment income	5.40	%(e)
Supplemental data
Net assets, end of period (in millions)	$1
Portfolio turnover rate (f)	1	%(d)

(a)	For the period September 20, 2023 (commencement of operations) through December 31, 2023.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

15

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 1—Fund Organization—VanEck ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust. These financial statements relate only to the investment portfolios listed in the diversification table below (each a “Fund” and, collectively, the “Funds”).

Fund	Diversification Classification

CLO ETF	Non-Diversified
Office and Commercial REIT ETF	Non-Diversified

The CLO ETF is an actively managed exchange-traded fund that seeks capital preservation and current income by primarily investing in investment-grade debt tranches of collateralized loan obligations (“CLOs”).

The Office and Commercial REIT ETF seeks to track as closely as possible, before fees and expenses, the price and yield performance of MarketVector™ US Listed Office and Commercial REITs Index.

Van Eck Associates Corporation (the “Adviser”) serves as the investment adviser for the Funds. PineBridge Investments LLC (the “Sub-Adviser”) is a Sub-Adviser for the CLO ETF.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A. Security Valuation— The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating,
16

interest rate and maturity date and or (ii) quotations from bond dealers to determine current value, and are categorized as Level 2 in the fair value hierarchy. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. The Board of Trustees (“Trustees”) has designated the Adviser as valuation designee to perform the Funds’ fair value determinations, subject to board oversight and certain reporting and other requirements. The Adviser has adopted policies and procedures reasonably designed to comply with the requirements. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Distributions to Shareholders— Dividends to shareholders from net investment income, if any, are declared and paid monthly by the CLO ETF and quarterly by the Office and Commercial REIT ETF. Distributions of net realized capital gains, if any, are generally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Other— Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Interest income, including amortization of premiums and discounts, is accrued as earned.

The Funds earn interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statements of Operations.

The character of distributions received from certain investments may be comprised of net investment income, capital gains, and return of capital. It is the Funds’ policy to estimate the character of distributions received from these investments based on historical data if actual amounts are not available. After each calendar year end, these investments report the actual tax character of distributions. Differences between the estimated and actual amounts are reflected in the Funds’ records in the year in which they are reported by adjusting the related cost basis of investments, capital gains and income, as necessary.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would
17

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate each Fund’s average daily net assets. The Adviser has agreed to pay all expenses of the Funds except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes, and extraordinary expenses, until at least May 1, 2024 for CLO ETF and until May 1, 2025 for Office and Commercial REIT ETF. The unitary management fee rates for the year ended December 31, 2023, are as follows:

Fund	Unitary Management Fee Rate
CLO ETF	0.40%
Office and Commercial REIT ETF	0.50

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Funds’ distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Capital Share Transactions—As of December 31, 2023, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”).

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of a designated portfolio of securities (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including, for the benefit of the Funds, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Funds may impose variable fees on the purchase or redemption of Creation Units for cash, or on transactions effected outside the clearing process, to defray certain transaction costs. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

Note 5—Investments—For the year ended December 31, 2023, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and the purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

			In-Kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
CLO ETF	$269,823,286	$65,476,826	$—	$—
Office and Commercial REIT ETF	7,905	259,653	1,390,831	147,148

Note 6—Income Taxes—As of December 31, 2023, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

18

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
CLO ETF	$229,229,402	$2,377,333	$(38,410)	$2,338,923
Office and Commercial REIT ETF	1,032,484	130,335	(2,138)	128,197

At December 31, 2023, the components of total distributable earnings (losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	(Accumulated Capital Losses)/ Undistributed Capital Gains	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
CLO ETF	$414,439	$33,463	$2,338,923	$2,786,825
Office and Commercial REIT ETF	4,017	–	128,197	132,214

The tax character of dividends paid to shareholders were as follows:

	December 31, 2023		December 31, 2022
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*
CLO ETF	$6,825,240	$–	$564,150
Office and Commercial REIT ETF	17,238	2,763	–

*Includes distributions from short-term capital gains, if any.

At December 31, 2023, the Funds had no capital loss carryforwards available to offset future capital gains. During the year ended December 31, 2023, CLO ETF utilized $42,600 of its capital loss carryover available from the prior year.

During the year ended December 31, 2023, as a result of permanent book to tax differences, primarily due to excise tax paid, and the tax treatment of gains/losses from securities redeemed in-kind and earnings attributable to the redemption of shares, the Funds incurred differences that affected distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
CLO ETF	$(46,558)	$46,558
Office and Commercial REIT ETF	(34,158)	34,158

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds may be subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes, if any, on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2023, the Funds did not incur any interest or penalties.

Note 7—Principal Risks— Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. Investments in debt instruments involve

19

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

risks, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in security prices.

The CLO ETF’s assets are concentrated in CLO securities, organized as trusts or other special purpose vehicles that are typically collateralized by a pool of loans which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, and including “covenant lite” loans, which have few or no financial maintenance covenants. CLOs include both the economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments. The degree of such risk will generally correspond to the specific tranche in which the Fund is invested. The Fund invests primarily in investment grade-rated tranches of CLOs; however, the rating does not constitute a guarantee of credit quality and may be downgraded, and in stressed market environments it is possible that even senior CLO debt tranches could experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of the subordinated/ equity tranches, market anticipation of defaults, as well as negative market sentiment with respect to CLO securities as an asset class. The Fund’s portfolio managers may not be able to accurately predict how specific CLOs or the portfolio of underlying loans for such CLO securities will react to changes or stresses in the market, including changes in interest rates. The most common risks associated with investing in CLO securities are liquidity risk, interest rate risk, credit risk, call risk, and the risk of default of the underlying asset.

Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction of income received from floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. Generally, floating rate securities carry lower yields than fixed notes of the same maturity.

Office and Commercial REIT ETF invests in Office and Commercial Real Estate Companies and is exposed to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. REITs generally invest directly in real estate, in mortgages or in some combination of the two. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers or tenants and self-liquidation. REITs also must satisfy specific requirements of the Internal Revenue Code in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company. In addition, REITs, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when the Fund invests in REITs.

Equity REITs that invest in commercial real estate may be adversely affected by conditions in the real estate market, failure of tenants to renew leases and decline in rental values.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which a Trustee can elect to defer receipt of trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds of the Trust as directed by the Trustees. The Adviser is responsible for paying the expenses associated with the Plan.

Note 9—Securities Lending—To generate additional income, the Office and Commercial REIT ETF may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations

20

could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Schedule of Investments or Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2023 is presented on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities. As of December 31, 2023, the Fund had no outstanding securities on loan.

Note 10—Bank Line of Credit— The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2023, the following Funds borrowed under the Facility.

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
CLO ETF	24	$232,867	6.10%

At December 31, 2023, the Funds had no outstanding borrowings under the Facility.

Note 10—New Regulatory Requirements— On October 26, 2022, the Securities and Exchange Commission (SEC) adopted rule and form amendments that require mutual funds and exchange-traded funds (ETFs) that are registered on Form N-1A to prepare and transmit tailored unaudited annual and semi-annual shareholder reports (TSRs), that highlight key information to investors, within 60 days of period-end. The new TSRs will be prepared separately for each fund.

In connection with these amendments, certain information that was previously disclosed in fund shareholder reports will instead be made available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR.

The SEC also amended Rule 30e-3 under the Investment Company Act, to require mutual funds and ETFs to provide TSRs directly to investors by mail (unless an investor elects electronic delivery).

These rules are effective January 24, 2023, and the compliance date is July 24, 2024.

21

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of VanEck ETF Trust and Shareholders of VanEck CLO ETF and VanEck Office and Commercial REIT ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting VanEck ETF Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of December 31, 2023, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Funds
VanEck CLO ETF (1)
VanEck Office and Commercial REIT ETF (2)

(1) Statement of operations for the year ended December 31, 2023, and statement of changes in net assets and financial highlights for the year ended December 31, 2023 and the period June 22, 2022 (commencement of operations) through December 31, 2022.

(2) Statement of operations, statement of changes in net assets, and financial highlights for the period September 20, 2023 (commencement of operations) through December 31, 2023.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
New York, New York
February 27, 2024

We have served as the auditor of one or more investment companies in the VanEck Funds complex since 2022.

22

VANECK ETF TRUST

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2023. Please consult your tax advisor for proper treatment of this information:

Fund Name	Ticker Symbol	Payable Date	Total Distribution Paid Per Share	Ordinary Income Paid Per Share	Long-Term Capital Gains Per Share
CLO ETF	CLOI	Monthly	$2.9262	$2.9262	$–
Office and Commercial REIT ETF	DESK	Quarterly	0.6667	0.5746	0.0921	*

*$0.0145 of this amount represents Section 1250 gains taxed at a 25% rate

Fund Name	Ticker Symbol	Payable Date	Percent of Ordinary Income Dividends that are QDI Eligible (a)	Section 199A QBI as a Percent of Ordinary Income Dividends (b)	Section 163(j)- Interest Dividends as a % of the Total Ordinary Income Distribution (c)	Qualified Short-Term Capital Gains Per Share (d)
CLO ETF	CLOI	Monthly	–%	–%	97.12%	$–
Office and Commercial REIT ETF	DESK	Quarterly	0.59	42.45	–	0.1087

(a) All or a portion of a shareholder’s ordinary income dividend may be taxed at a reduced capital gains rate rather than the higher marginal tax rates applicable to ordinary income. The amount of a dividend subject to this lower rate is known as Qualified Dividend Income or QDI and is reported in Box 1b of the Form 1099-DIV. Shareholders who received Form 1099-DIV should use the amounts reported to them on Form 1099-DIV when preparing their tax return.

To treat a dividend as qualifying for lower rates, shareholders must have held shares on which the dividend was paid for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of the distribution.

(b) The Section 199A amount represents the percentage of each Fund’s ordinary income distributions that represent Qualified Business Income (QBI) for purposes of the Internal Revenue Code Section 199A deduction. Section 199A allows a deduction of up to 20% on QBI for non-corporate taxpayers.

To treat a dividend as qualifying for the QBI, shareholders must have held shares on which the dividend was paid for at least 46 days during the 91-day period beginning 45 days before the ex-dividend date of the distribution.

(c) These amounts represent distributions paid during the taxable year ended December 31, 2023 that are eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder. To treat a dividend as interest income, shareholders must have held shares on which the dividend was paid for at least 180 days during the 361-day period surrounding the ex-dividend date of the distribution.

(d) These amounts represent distributions paid during the taxable year ended December 31, 2023 that were considered to be Qualified Short-Term Capital Gains (“QSTG”) distributions. The QSTG distributions may be exempt from United States withholding tax when distributed to non-U.S. shareholders with proper documentation.

23

VANECK ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2023 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

David H. Chow, 1957*†	Trustee	Since 2006	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	72	Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Investment Committee. Formerly, Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	72	Formerly, Trustee, First Eagle Senior Loan Fund, March 2017 to December 2021; and Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	83	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Chairperson Trustee	Since 2022 Since 2012	Global Lead Partner, Financial Services Strategy, Accenture, January 2021 to present; Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to December 2021.	72	Formerly, Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	83	Director, Food and Friends, Inc., 2013 to present; Board Member, The Arc Foundation of the US, 2022 to present; Chairman, Lifetime Care Services, LLC, 2023 to present.

Interested Trustee

Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	83	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
24

[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Vice President and Assistant Secretary	Vice President (Since 2023); Assistant Secretary (Since 2016)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Managing Director, Legg Mason, Inc.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Asia - Business Development of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

Lisa A. Moss, 1965	Assistant Vice President and Assistant Secretary	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Senior Counsel, Perkins Coie LLP.

Arian Neiron, 1979	Vice President	Since 2018	CEO (since 2021) & Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.
25

VANECK ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
26

VANECK ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

December 31, 2023

Office and Commercial REIT ETF

At a meeting held on September 7, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of VanEck® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), considered and approved the investment management agreement between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreement”) with respect to the VanEck Office and Commercial REIT ETF (the “Fund”).

The Board’s approval of the Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In advance of the Meeting, the Trustees received materials from the Adviser, including expense information for other funds. The Adviser provided the Trustees with information regarding, among other things, the various aspects of the Fund’s proposed investment programs, fee arrangements and service provider arrangements. The Independent Trustees’ consideration of the Investment Management Agreement was based, in part, on their review of information obtained through discussions with the Adviser at the Meeting regarding the proposed management of the Fund and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others proposed to be involved in the management and administration of the Fund. The Trustees also considered the terms of, and scope of services that the Adviser would provide under, the Investment Management Agreement, including the Adviser’s agreement to pay all of the direct expenses of the Fund, excluding the fee payment under the Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Fund’s portfolio.

The Trustees considered the benefits, other than the fees under the Investment Management Agreement, that the Adviser would receive from serving as adviser to the Fund. The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability of the Fund to the Adviser because the Fund had not yet commenced operations. The Trustees could not consider the historical performance or actual management fees or operating expenses of, or the quality of services previously provided to, the Fund by the Adviser, although they concluded that the nature, quality, and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Meeting as part of their consideration of the Investment Management Agreement.

In voting to approve the Investment Management Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that, at the time of their considerations, the Investment Management Agreement is in the best interest of the Fund and its shareholders.

27

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	CLOIDESKAR

ANNUAL REPORT December 31, 2023

Bitcoin Strategy ETF	XBTF
Ethereum Strategy ETF	EFUT

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of December 31, 2023.

VANECK ETF TRUST

PRESIDENT’S LETTER

December 31, 2023 (unaudited)

Dear Fellow Shareholders:

Our outlook for financial markets in 2023 was “sideways” and “40/60” or overweight bonds. This strategy worked well until November 2023, when the market suddenly rallied aggressively and priced in U.S. Federal Reserve (“Fed”) interest rate cuts which were to happen in 2024. It is one of the wonders of the market that it can price in its view of the future so quickly.

In this sense, it could be that 2024 has already happened. One could imagine that the three major factors—monetary policy, government spending and global economic growth—will not change much in 2024.

So, let’s review those three major forces on markets and some risks and trends worth noting.

Discussion

1.	Monetary Policy: Not Very Stimulative

To recap this cycle: stocks and bonds historically do not perform well when the Fed tightens monetary conditions. And that’s just what the Fed announced it would be doing at the end of 2021. This would include raising rates and changing its balance sheet actions, which doesn’t create a great environment for financial assets.

A second, modern component to monetary policy is the Fed balance sheet. After buying bonds during the pandemic, the Fed has now started shrinking the balance sheet—from a high of almost $9 trillion in early 2022, assets dropped to just under $7.8 trillion toward the end of December 2023.1

Our favorite inflation is wage inflation, not food or gas prices. That is the kind of inflation which is endemic and hard to manage once it takes hold. And wage inflation is above 4%, not near the Fed’s 2% target, so we don’t see a big Fed stimulus. And the silent Fed action of reducing its bond holdings (“quantitative tightening”), continues.

2.	Government Spending: Also Muted

A second bearish factor is that government spending is unlikely to increase next year. The Republicans, in control of the House of Representatives, continue to look to slow government spending. While we probably didn’t sufficiently appreciate the amount of some of the Biden Administration’s spending, like with the environmental Inflation Reduction Act (“IRA”), any such upside surprises are very unlikely in 2024.

3.	Global Growth is at Low Levels

Over the last 20 years, the U.S. and China have been the two main pillars of global growth. But while there are bright spots, China is remarkable now for its economic weakness. The property market recession has helped pull Chinese prices lower year over year and that deflationary force affects the world economy. Other centers of growth like India, Indonesia and Africa are not big enough yet to drive global growth.

Notable

1.	Bonds

While interest rates whipsawed investors in 2023 with a net positive result, our outlook favoring bonds hasn’t changed, which is that they offer attractive risk-adjusted returns compared to equities, given the headwinds discussed above. Now, after the 2022 and 2023 losses, bond investments are offering attractive yields, this has been our favorite asset class to buy and remains our preference. (See What to Buy? Bonds. When? Now.2) As a reference, bonds offered attractive total returns in the 1970s even though that decade was the worst for interest rates in the last 100 years.

3

VANECK ETF TRUST

PRESIDENT’S LETTER

(unaudited) (continued)

2.	Yield Curve

We like to look for market distortions and the most notable one is “yield curve inversion”—long-term interest rates lower than short-term rates. If, and it’s a big “if”, government entities like the Fed are stepping back from the bond markets, then it makes sense for long-term rates to be higher because with greater risk should come greater return. Yield curve inversion is present only about 10% of the time. It’s unusual.

3.	India/Emerging Markets

With the new-found ubiquity and affordability of mobile phones in India, the Internet sector there is well primed to do as well as it has in the U.S., China and other major markets. Digital India seems like a good tactical play, despite higher price/earnings ratios. Emerging markets in general have lagged for so many years that most investors have given up. So many, that 2024 may be their year.

4.	Stores of Value/Real Assets

In March 2023, I “pounded the table” on gold and Bitcoin in a CNBC interview. While those assets have rallied hard since then—again, the market likes to anticipate!—I don’t think this trend is over.

5.	Value stocks

Growth stocks had a shockingly good 2023. Stocks in banks and financials have been beaten up. They are definitely worth a close look. This outlook is discussed in a recent podcast, The Compound & Friends,3 Episode 113, released on October 13, 2023.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for each of the funds for the fiscal year ended December 31, 2023. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck ETF Trust

January 18, 2024

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”.4 Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

[1]	U.S. Federal Reserve: FEDERAL RESERVE Statistical Release, December 28, 2023, https://www.federalreserve.gov/releases/h41/20231228/

[2]	VanEck: What to Buy? Bonds. When? Now., https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-what-to-buy-bonds-when-now/

[3]	The Compound & Friends, https://podcasts.apple.com/us/podcast/the-new-kings-of-wall-street/id1456467014?i=1000631190860

[4]	VanEck: https://www.vaneck.com/us/en/subscribe/
4

VANECK ETF TRUST

MANAGEMENT DISCUSSION

December 31, 2023 (unaudited)

The VanEck Bitcoin Strategy ETF the (“Fund”) seeks capital appreciation by investing in bitcoin futures contracts. The Fund is actively managed and offers exposure to bitcoin-linked investments through an accessible exchange traded vehicle.

Over the 12 month period under review, the Fund gained 131.21% due to a significant gain in bitcoin futures prices. This significant growth was fueled by a variety of factors, including increased dominance of bitcoin in the crypto market as well as the easing of the Federal Reserve’s interest rate hikes, which created a more attractive case for riskier assets. Furthermore, anticipation of bitcoin’s halving event in April 2024 played a key role, historically known to trigger bull runs in the market. These factors collectively contributed to the strong performance of our Bitcoin Strategy ETF.

Subsequently, the Fund adopted a plan of liquidation which will be highlighted in the financial footnotes as a subsequent event.

5

VANECK BITCOIN STRATEGY ETF

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	BBR[1]	SPTR[2]
One Year	131.22%	131.21%	153.81%	26.29%
Life*	(20.80)%	(20.78)%	(17.87)%	2.53%

*	Inception of Fund: 11/15/21; First Day of Secondary Market Trading: 11/16/21.

[1]	MVIS® CryptoCompare Bitcoin Benchmark Rate (BBR) is designed to be a robust price for Bitcoin in USD, based on one hour median weighted prices.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 7 for more information.

6

VANECK ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of the Fund did not trade in the secondary market until after the Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Index returns assume the reinvestment of all income and do not reflect any management fees, interest expense, brokerage expenses or income tax benefit/(expense) associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

BBR is published by MarketVector Indexes GmbH (MarketVector), which is a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation.

MarketVector does not sponsor, endorse, or promote the Fund and bears no liability with respect to the Fund or any security.

7

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 to December 31, 2023.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2023 - December 31, 2023(a)
Bitcoin Strategy ETF
Actual	$1,000.00	$1,293.90	0.63%	$3.64
Hypothetical (b)	$1,000.00	$1,022.03	0.63%	$3.21
Ethereum Strategy ETF
Actual (c)	$1,000.00	$1,267.60	0.65%	$1.82
Hypothetical (b)	$1,000.00	$1,021.93	0.65%	$3.31

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2023), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
(c)	Expenses are equal to the Fund’s annualized expense ratio (for the period from October 3, 2023 (commencement of operations) to December 31, 2023) multiplied by the average account value over the period, multiplied by the number of days since the commencement of operations divided by the number of days in the fiscal year.
8

VANECK BITCOIN STRATEGY ETF

SCHEDULE OF INVESTMENTS

December 31, 2023

	Par (000’s	)	Value
Short-Term Investments: 90.9%
United States Treasury Obligations: 90.9%
United States Treasury Bills
5.24%, 04/11/24 (a)	$6,000		$5,913,650
5.30%, 03/21/24 (a)	6,000		5,931,708
5.30%, 04/02/24 (a)	6,000		5,921,076
5.31%, 03/12/24 (a)	5,000		4,949,513
5.32%, 05/02/24 (a)	5,000		4,913,414
5.32%, 02/06/24 (a)	1,000		994,872
5.33%, 03/07/24 (a)	5,000		4,953,044
5.38%, 02/20/24 (a)	6,000		5,957,012
5.39%, 03/28/24 (a)	5,000		4,937,987
5.41%, 02/13/24 (a)	5,000		4,969,238
			49,441,514
Total Short-Term Investments: 90.9% (Cost: $49,427,562)			49,441,514
Other assets less liabilities: 9.1%			4,923,529
NET ASSETS: 100.0%			$54,365,043

Futures Contracts

Reference Entity	Type	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
CME Bitcoin	Long	260	01/26/24	$55,230,500	$(1,264,699)

(a)	All or a portion of these securities are held at the broker for futures collateral. Total value of securities held at the broker is $40,037,124.

Summary of Investments by Sector	% of Investments	Value
Government	100.0%	$49,441,514

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
United States Treasury Obligations	$—	$49,441,514	$—	$49,441,514

Other Financial Instruments:
Futures Contracts	$(1,264,699)	$—	$—	$(1,264,699)

See Notes to Financial Statements

9

VANECK ETHEREUM STRATEGY ETF

SCHEDULE OF INVESTMENTS

December 31, 2023

	Par (000’s	)	Value
Short-Term Investments: 56.7%
United States Treasury Obligations: 56.7%
United States Treasury Bills
5.31%, 03/12/24	$3,000		$2,969,708
5.41%, 01/23/24	2,500		2,492,324
5.41%, 02/13/24	1,000		993,848
5.42%, 01/30/24	2,000		1,991,774
			8,447,654
Total Short-Term Investments: 56.7% (Cost: $8,445,943)			8,447,654
Other assets less liabilities: 43.3%			6,459,442
NET ASSETS: 100.0%			$14,907,096

Futures Contracts

Reference Entity	Type	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
CME Ether	Long	134	01/26/24	$15,661,250	$(58,559)

Summary of Investments by Sector	% of Investments	Value
Government	100.0%	$8,447,654

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
United States Treasury Obligations	$—	$8,447,654	$—	$8,447,654

Other Financial Instruments:
Futures Contracts	$(58,559)	$—	$—	$(58,559)

See Notes to Financial Statements

10

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Bitcoin Strategy ETF	Ethereum Strategy ETF
Assets:
Investments, at value Unaffiliated issuers (1)	$49,441,514	$8,447,654
Cash	3,756,015	1,617,126
Cash on deposit with broker for futures contracts	3,499,038	5,600,949
Receivables:
Investment securities sold	2,602	—
Total assets	56,699,169	15,665,729

Liabilities:
Payables:
Due to Adviser	34,889	5,467
Federal and State income taxes	1,036,496	695,937
Net variation margin on futures contracts	1,259,650	56,850
Net deferred tax	3,091	379
Total liabilities	2,334,126	758,633
NET ASSETS	$54,365,043	$14,907,096
Shares outstanding	1,400,000	700,000
Net asset value, redemption and offering price per share	$38.83	$21.30

Net Assets consist of:
Aggregate paid in capital	$46,895,970	$12,284,657
Total distributable earnings (loss)	7,469,073	2,622,439
NET ASSETS	$54,365,043	$14,907,096
(1) Cost of investments - Unaffiliated issuers	$49,427,562	$8,445,943

See Notes to Financial Statements

11

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2023

	Bitcoin Strategy ETF	Ethereum Strategy ETF (a)
Income:
Interest	$2,036,634	$87,254
Total income	2,036,634	87,254
Expenses:
Management fees	282,245	18,152
Futures commission merchant fees	—	3,844
Total expenses	282,245	21,996
Reimbursement by the Adviser	—	(3,844)
Net expenses	282,245	18,152
Net investment income, before income taxes	1,754,389	69,102
Net current and deferred tax benefit/(expense) (See Note 6)	(388,209)	(15,443)
Net investment income, net of income taxes	1,366,180	53,659

Net realized gain (loss) on:
Investments	849	—
Futures contracts	35,869,321	3,356,501
Current and deferred tax benefit/(expense) (See Note 6)	(2,042,391)	(743,465)
Net realized gain, net of income taxes	33,827,779	2,613,036
Net change in unrealized appreciation (depreciation) on:
Investments	10,153	1,711
Futures contracts	(1,380,880)	(58,559)
Current and deferred tax benefit/(expense) (See Note 6)	302,774	12,592
Net change in unrealized appreciation (depreciation), net of income taxes	(1,067,953)	(44,256)
Net Increase in Net Assets Resulting from Operations	$34,126,006	$2,622,439

(a)	For the period October 3, 2023 (commencement of operations) through December 31, 2023.

See Notes to Financial Statements

12

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Bitcoin Strategy ETF		Ethereum Strategy ETF
	Year Ended December 31, 2023	Year Ended December 31, 2022	Period Ended December 31, 2023 (a)
Operations:
Net investment income	$1,366,180	$85,663	$53,659
Net realized gain (loss)	33,827,779	(23,056,218)	2,613,036
Net change in unrealized appreciation (depreciation)	(1,067,953)	1,160,667	(44,256)
Net increase (decrease) in net assets resulting from operations	34,126,006	(21,809,888)	2,622,439

Distributions to shareholders from:
Distributable earnings	(85,625)	—	—
Total distributions	(85,625)	—	—

Share transactions*:
Proceeds from sale of shares	19,408,348	27,850,090	12,284,657
Cost of shares redeemed	(20,119,157)	(816,592)	—
Increase (decrease) in net assets resulting from share transactions	(710,809)	27,033,498	12,284,657

Total increase in net assets	33,329,572	5,223,610	14,907,096
Net Assets, beginning of period	21,035,471	15,811,861	—
Net Assets, end of period	$54,365,043	$21,035,471	$14,907,096

* Shares of Common Stock Issued (no par value):
Shares sold	650,000	950,000	700,000
Shares redeemed	(500,000)	(50,000)	—
Net increase	150,000	900,000	700,000

(a)	For the period October 3, 2023 (commencement of operations) through December 31, 2023.

See Notes to Financial Statements

13

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Bitcoin Strategy ETF

					Period
					Ended
					December
	Year Ended December 31,				31,
	2023		2022		2021(a)

Net asset value, beginning of period	$16.83		$45.18		$63.91
Net investment income (loss) (b)	1.15		0.12		(0.04)
Net realized and unrealized gain (loss) on investments	20.92		(28.47)		(18.69)
Total from investment operations	22.07		(28.35)		(18.73)
Distributions from:
Net investment income	(0.07)		—		—
Net asset value, end of period	$38.83		$16.83		$45.18
Total return (c)	131.42%		(62.75)%		(29.31	)%(d)

Ratios to average net assets
Gross expenses	0.65	%(e)	0.73	%(f)	0.65	%(g)
Net expenses	0.65	%(e)	0.66	%(f)	0.65	%(g)
Net expenses excluding interest and taxes	0.65%		0.65%		0.65	%(g)
Net investment income	4.04	%(e)	0.49	%(f)	0.62	%(g)
Supplemental data
Net assets, end of period (in millions)	$54		$21		$16
Portfolio turnover rate (h)	—%		—%		—	%(d)

(a)	For the period November 16, 2021 (commencement of operations) through December 31, 2021.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Excludes the net current and deferred tax benefit/(expense). If the net current and deferred tax benefit/(expense) was included the gross expense, net expense, and net investment income ratios would be 1.54%, 1.54% and 3.15%, respectively.
(f)	Excludes the net current and deferred tax benefit/(expense). If the net current and deferred tax benefit/(expense) was included the gross expense, net expense, and net investment income ratios would be 0.83%, 0.76% and 0.39%, respectively.
(g)	Annualized
(h)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

14

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Ethereum Strategy ETF

	Period Ended December 31, 2023(a)

Net asset value, beginning of period	$16.80
Net investment income (b)	0.12
Net realized and unrealized gain on investments	4.38
Total from investment operations	4.50
Net asset value, end of period	$21.30
Total return (c)	26.76%	(d)

Ratios to average net assets
Gross expenses	0.79%	(e)(f)
Net expenses	0.65%	(e)(f)
Net investment income	2.47%	(e)(f)
Supplemental data
Net assets, end of period (in millions)	$15
Portfolio turnover rate (g)	—%	(d)

(a)	For the period October 3, 2023 (commencement of operations) through December 31, 2023.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized
(f)	Excludes the net current and deferred tax benefit/(expense). If the net current and deferred tax benefit/(expense) was included the gross expense, net expense, and net investment income ratios would be 1.34%, 1.20% and 1.92%, respectively.
(g)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

15

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 1—Fund Organization—VanEck ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust. These financial statements relate only to the investment portfolios listed in the diversification table below (each a “Fund” and, collectively, the “Funds”).

Fund	Diversification Classification

Bitcoin Strategy ETF	Non-Diversified
Ethereum Strategy ETF	Non-Diversified

Bitcoin Strategy ETF and Ethereum Strategy ETF are actively managed and seek to achieve their investment objectives by investing in standardized, cash-settled Bitcoin futures contracts (“Bitcoin Futures”) and Ether futures contracts (“Ether Futures”), respectively, traded on the Chicago Mercantile Exchange. Van Eck Absolute Return Advisers Corporation (the “Adviser”) serves as the investment adviser for the Funds and is subject to the supervision of the Board of Trustees (the “Trustees”).

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A.	Security Valuation— The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

Futures contracts are generally valued at the official settlement price on the primary exchange on which they trade and are categorized as Level 1 in the fair value hierarchy. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and or (ii) quotations from bond dealers to determine current value, and are categorized as Level 2 in the fair value hierarchy. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. The Trustees have designated the Adviser as valuation designee to perform the Funds’ fair value determinations, subject to board oversight and certain reporting and other requirements. The Adviser has adopted policies and procedures reasonably designed to comply with the requirements. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from
16

securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about the valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal and Other Income Taxes— The Funds intend to invest primarily in Bitcoin Futures and Ether Futures, which generally are treated as futures contracts on property for federal income tax purposes. As such, they do not generate qualifying income for the purpose of qualifying as a Regulated Investment Company (“RIC”) for tax purposes. Accordingly, the Funds do not intend to qualify, and will not qualify as a RIC pursuant to Subchapter M of the Internal Revenue Code and will be taxed as a C-corporation. As a C-corporation, the Funds are obligated to pay federal, state and local income tax on their taxable income. The amount of taxes currently payable by the Funds will vary depending on the amount of income and gains derived from investments and such taxes will reduce the return on an investment in the Funds. Since the Funds will be subject to taxation on its taxable income, the NAV of each Fund’s shares will be reduced by the accrual of any current or deferred tax liabilities.

The tax expense or benefit attributable to certain components of income will be included in the Statements of Operations. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for federal income tax purposes. Deferred tax assets and liabilities are calculated utilizing effective tax rates expected to be applied to taxable income in the years the temporary differences are realized or settled. A valuation allowance will be recognized if, based on the available evidence, it is more likely than not that some or all of the deferred tax asset will not be realizable. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward and carryback periods and the associated risk that operating and capital loss carryforwards may expire unused. It is the Funds’ policy to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on the Statements of Operations.

C.	Distributions to Shareholders— Distributions to shareholders, if any, are declared and paid annually. Because the Funds are taxed as a C corporation, all of the distributions paid by the Funds will be treated as dividend income for U.S. federal income tax purposes. Unlike a RIC, the Funds will not pay capital gain dividends.

D.	Use of Derivative Instruments— The Funds invest in futures contracts, which are derivative instruments. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative
17

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Funds’ derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Schedules of Investments.

Futures Contracts— Futures contracts are financial contracts, the value of which depends on, or is derived from, the underlying reference asset. In the case of cash-settled Bitcoin Futures and Ether Futures, the underlying reference asset is bitcoin or ether. “Cash-settled” means that when the relevant futures contract expires, if the value of the underlying asset exceeds the futures contract price, the seller pays to the purchaser cash in the amount of that excess, and if the futures contract price exceeds the value of the underlying asset, the purchaser pays to the seller cash in the amount of that excess. In a cash-settled futures contract on bitcoin or ether, the amount of cash to be paid is equal to the difference between the value of the bitcoin or ether underlying the futures contract at the close of the last trading day of the contract and the futures contract price specified in the agreement.

Upon entering into a futures contract, the Funds are required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are generally made or received by the Funds each day depending on the fluctuations in the value of the futures. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures, until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures. Bitcoin Strategy ETF and Ethereum Strategy ETF held futures contracts for 12 and 3 months, respectively, during the period ended December 31, 2023, of which the average notional amount for the period was $44,935,963 and $12,955,717, respectively. Futures contracts held by the Funds at December 31, 2023 are reflected in the Schedules of Investments.

At December 31, 2023, the Funds held the following derivatives (not designated as hedging instruments under GAAP):

Liabilities Derivatives
Digital Assets Risk
Bitcoin Strategy ETF	$1,264,699
Futures contracts[1]
Ethereum Strategy ETF
Futures contracts[1]	58,559

[1]	Reflects unrealized depreciation as disclosed in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities

The impact of transactions in derivative instruments during the year ended December 31, 2023, was as follows:

18

Digital Assets Risk
Bitcoin Strategy ETF
Realized gain (loss):
Futures contracts[1]	$35,869,321
Net change in unrealized appreciation (depreciation):
Futures contracts[2]	$(1,380,880)
Ethereum Strategy ETF
Realized gain (loss):
Futures contracts[1]	$3,356,501
Net change in unrealized appreciation (depreciation):
Futures contracts[2]	$(58,559)

[1]	Statements of Operations location: Net realized gain (loss) on futures contracts
[2]	Statements of Operations location: Net change in unrealized appreciation (depreciation) on futures contracts

E.	Offsetting Assets and Liabilities— In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting agreements or other similar agreements. Generally, the right of offset in those agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received from or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments. For financial reporting purposes, the Funds presents derivative instruments on a gross basis in the Statements of Assets and Liabilities.

Futures contracts held by the Funds are not subject to a master netting agreement or other similar arrangements. In general, collateral received or pledged exceeds the net amount of the unrealized gain/ loss or market value of financial instruments. Refer to the Schedules of Investments and Statements of Assets and Liabilities for collateral received or pledged as of December 31, 2023.

F.	Other— Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Interest income, including amortization of premiums and discounts, is accrued as earned. Dividend income is recorded on the ex-dividend date.

The Funds earn interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statements of Operations.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements— The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.65% of each Fund’s average daily net assets. The Adviser has agreed to pay all expenses incurred by the Funds except for the advisory fee, acquired fund fees and expenses, interest expense, offering costs, trading expenses (except that the Adviser will pay any net account or similar fees charged by futures commission merchants), taxes, and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs and trading expenses that are net account or similar fees charged by futures commission merchants (“FCMs”) until at least May 1, 2024 and May 1, 2025, for Bitcoin Strategy ETF and Ethereum Strategy ETF, respectively.

Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and distributor.

At December 31, 2023, the Adviser owned approximately 64% of Ethereum Strategy ETF.

19

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 4—Capital Share Transactions— As of December 31, 2023, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”). Due to various legal and operational constraints, Creation Units of the Funds are issued principally for cash.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Funds may impose variable fees on the purchase or redemption of Creation Units for cash, or on transactions effected outside the clearing process, to defray certain transaction costs. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

Note 5—Investments— During the year ended December 31, 2023, the Funds had no purchases and sales of investments, other than U.S. government securities and short-term obligations.

Note 6—Income Taxes— The income tax expense/(benefit) for the respective categories on the Statements of Operations for the year ended December 31, 2023 are as follows:

Bitcoin Strategy ETF	Net Investment Income	Net Realized Gain	Change in Net Unrealized Appreciation	Total
Current tax expense (benefit)	$388,209	$2,042,391	$(305,865)	$2,124,735
Deferred tax expense (benefit)	—	5,902,852	2,249	5,905,101
Change in Valuation Allowance	—	(5,902,852)	842	(5,902,010)
Total	$388,209	$2,042,391	$(302,774)	$2,127,826

Ethereum Strategy ETF	Net Investment Income	Net Realized Gain	Change in Net Unrealized Appreciation	Total
Current tax expense (benefit)	$15,443	$743,465	$(12,971)	$745,937
Deferred tax expense (benefit)	—	—	379	379
Change in Valuation Allowance	—	—	—	—
Total	$15,443	$743,465	$(12,592)	$746,316

The Funds are currently using an estimated 22.15% tax rate for federal, state and local tax which is composed of a 21% federal tax rate and an assumed 1.15% rate attributable to state taxes (net of federal benefit). The Funds’ federal and state income tax expense / (benefit) consists of the following:

Bitcoin Strategy ETF	Federal	State	Total
Current income tax expense (benefit)	$1,984,685	$140,050	$2,124,735
Deferred income tax expense (benefit)	5,515,871	389,230	5,905,101
Change in Valuation Allowance	(5,512,984)	(389,026)	(5,902,010)
Total	$1,987,572	$140,254	$2,127,826

Ethereum Strategy ETF	Federal	State	Total
Current income tax expense (benefit)	$696,750	$49,187	$745,937
Deferred income tax expense (benefit)	359	20	379
Change in Valuation Allowance	—	—	—
Total	$697,109	$49,207	$746,316

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting and tax purposes.

20

The differences between the Funds’ income tax expense/(benefit) (current and deferred) calculated by applying the federal statutory income tax rate to net investment income/(loss) and realized and unrealized gain/(loss) on investments and the effective tax rate are as follows:

	For the Year Ended December 31, 2023
Bitcoin Strategy ETF	Amount	Rate

Income tax expense/(benefit) at statutory rates	$7,613,306	21.00%
State income tax, net of federal benefit	416,530	1.15
Change in Valuation Allowance	(5,902,010)	(16.28)
Net income tax expense/(benefit)	$2,127,826	5.87%

	For the Period Ended December 31, 2023
Ethereum Strategy ETF	Amount	Rate

Income tax expense/(benefit) at statutory rates	$707,443	21.00%
State income tax, net of federal benefit	38,873	1.15
Change in Valuation Allowance	—	0.00
Net income tax expense/(benefit)	$746,316	22.15%

Components of the Funds’ deferred tax assets and liabilities are as follows:

	For the Year Ended December 31, 2023
	Bitcoin Strategy ETF	Ethereum Strategy ETF
Deferred Tax Assets:
Unrealized gain on investments	$(3,091)	$(379)
Net Deferred Tax Asset/(Liability) before valuation allowance	(3,091)	(379)

Less: Valuation Allowance	—	—

Net Deferred Tax Asset/(Liability)	$(3,091)	$(379)

The Funds review the recoverability of their deferred tax assets based upon the weight of the available evidence. When assessing the recoverability of deferred tax assets, management considers available carrybacks, reversing temporary taxable differences, projections of future taxable income and tax planning (if any). As of December 31, 2023, the Funds did not have any deferred tax assets. The Funds may be required to modify the estimates or assumptions they use regarding the deferred tax asset or liability as new information becomes available. Since the Funds will be subject to taxation on their taxable income, the NAVs of the Funds’ shares will also be reduced by the accrual of any deferred tax liabilities.

The Funds recognize the tax benefits of uncertain positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. and State tax returns filed or expected to be filed since inception of the Funds. The Funds’ tax years are open for examination by U.S. and state tax authorities for all applicable years. The Funds

21

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

are not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will change materially in the next year.

During the year ended December 31, 2023, Bitcoin Strategy ETF utilized $26,649,445 of its capital loss carryforward available from the prior year and released the valuation allowance previously recorded on this amount.

There are no differences between the book and tax unrealized appreciation / depreciation on the investments.

Note 7—Principal Risks— The Funds’ assets are concentrated in Bitcoin Futures and Ether Futures. By concentrating the Funds’ assets, the Funds are subject to the risk that economic, political or other conditions that have a negative effect on bitcoin, ether or the digital asset industry will negatively impact the Funds to a greater extent than if the Funds’ net assets were invested in a wider variety of sectors or industries.

Bitcoin, Ether, and their Futures are relatively new asset classes and therefore the Funds’ investments in Bitcoin and Ether Futures are subject to unique and substantial risks, including the risk that the value of the Funds’ investments could decline rapidly, including to zero. Bitcoin, Ether, and their Futures have historically been more volatile than traditional asset classes.

The rules dealing with U.S. federal income taxation and the rates themselves are constantly under review in the legislative process and by the Internal Revenue Service (“IRS”) and the U.S. Treasury Department. Changes in tax laws or regulations or future interpretations of such laws or regulations could adversely affect the Funds and/or the Funds’ shareholders. Changes in the laws or regulations of the United States, including any changes to applicable tax laws and regulations, could impair the ability of the Funds to achieve their investment objectives and could increase the operating expenses of the Funds.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan— The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which a Trustee can elect to defer receipt of trustee fees until retirement, disability or termination from the Board. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees. The Adviser is responsible for paying the expenses associated with the Plan.

Note 9—New Regulatory Requirements— On October 26, 2022, the Securities and Exchange Commission (SEC) adopted rule and form amendments that require mutual funds and exchange-traded funds (ETFs) that are registered on Form N-1A to prepare and transmit tailored (unaudited) annual and semi-annual shareholder reports (TSRs), that highlight key information to investors, within 60 days of period-end. The new TSRs will be prepared separately for each fund.

In connection with these amendments, certain information that was previously disclosed in fund shareholder reports will instead be made available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR.

The SEC also amended Rule 30e-3 under the Investment Company Act, to require mutual funds and ETFs to provide TSRs directly to investors by mail (unless an investor elects electronic delivery).

These rules are effective January 24, 2023, and the compliance date is July 24, 2024.

Note 10—Subsequent Event Review— On January 16, 2024, the Trustees approved the liquidation of the Bitcoin Strategy ETF. The Fund liquidated on February 6, 2024.

22

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of VanEck ETF Trust and Shareholders of VanEck Bitcoin Strategy ETF and VanEck Ethereum Strategy ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting VanEck ETF Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of December 31, 2023, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Funds
VanEck Bitcoin Strategy ETF (1)
VanEck Ethereum Strategy ETF (2)

(1) Statement of operations for the year ended December 31, 2023, and statement of changes in net assets and financial highlights for the years ended December 31, 2023 and 2022.

(2) Statement of operations, statement of changes in net assets and financial highlights for the period October 3, 2023 (commencement of operations) through December 31, 2023

The financial statements of VanEck Bitcoin Strategy ETF as of and for the period ended December 31, 2021, and the financial highlights for the period ended December 31, 2021 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 28, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

23

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

/s/PricewaterhouseCoopers LLP
New York, New York
February 27, 2024

We have served as the auditor of one or more investment companies in the VanEck Funds complex since 2022.

24

VANECK ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2023 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

David H. Chow, 1957*†	Trustee	Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	72

Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Trustee, MainStay Fund

Complex[4], January 2016 to present and currently Chairman of the Investment Committee. Formerly, Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	72	Formerly, Trustee, First Eagle Senior Loan Fund, March 2017 to December 2021; and Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	83	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Chairperson Trustee	Since 2022 Since 2012	Global Lead Partner, Financial Services Strategy, Accenture, January 2021 to present; Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to December 2021.	72	Formerly, Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	83	Director, Food and Friends, Inc., 2013 to present; Board Member, The Arc Foundation of the US, 2022 to present; Chairman, Lifetime Care Services, LLC, 2023 to present.

Interested Trustee

Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	83	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
25

VANECK ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Vice President and Assistant Secretary	Vice President (Since 2023); Assistant Secretary (Since 2016)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Managing Director, Legg Mason, Inc.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Asia - Business Development of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

Lisa A. Moss, 1965	Assistant Vice President and Assistant Secretary	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Senior Counsel, Perkins Coie LLP.

Arian Neiron, 1979	Vice President	Since 2018	CEO (since 2021) & Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.
26

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
27

VANECK ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

December 31, 2023

At a meeting held on June 8, 2023 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreement between the Trust and Van Eck Absolute Return Advisers Corporation (the “Adviser”) (the “Investment Management Agreement”) with respect to the VanEck Ethereum Strategy ETF (the “Fund”).

The Board’s approval of the Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 5, 2023. At that meeting, the Trustees received materials from the Adviser. The Independent Trustees’ consideration of the Investment Management Agreement was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and with the Adviser at the May 5, 2023 meeting regarding the proposed management of the Fund and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others proposed to be involved in the management and administration of the Fund. The Trustees considered the terms of, and scope of services that the Adviser would provide under, the Investment Management Agreement, including the Adviser’s agreement to pay all of the direct expenses of the Fund excluding the fee payment under the Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Fund’s portfolio.

The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability of the Fund to the Adviser because the Fund had not yet commenced operations. The Trustees could not consider the historical performance or actual management fees or operating expenses of, or the quality of services previously provided to the Fund by the Adviser, although they concluded that the nature, quality and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 5, 2023 meeting as part of their consideration of the Investment Management Agreement.

In voting to approve the continuation of the Investment Management Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that, at the time of their considerations, the Investment Management Agreement is in the best interest of the Fund and its shareholders.

28

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	CRYPTOAR

ANNUAL REPORT December 31, 2023

Russia ETF	RSX
Russia Small-Cap ETF	RSXJ

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2023.

VANECK ETFs

PRESIDENT’S LETTER

December 31, 2023 (unaudited)

Dear Fellow Shareholders:

Our outlook for financial markets in 2023 was “sideways” and “40/60” or overweight bonds. This strategy worked well until November 2023, when the market suddenly rallied aggressively and priced in U.S. Federal Reserve (“Fed”) interest rate cuts which were to happen in 2024. It is one of the wonders of the market that it can price in its view of the future so quickly.

In this sense, it could be that 2024 has already happened. One could imagine that the three major factors—monetary policy, government spending and global economic growth—will not change much in 2024.

So, let’s review those three major forces on markets and some risks and trends worth noting.

Discussion

1.	Monetary Policy: Not Very Stimulative

To recap this cycle: stocks and bonds historically do not perform well when the Fed tightens monetary conditions. And that’s just what the Fed announced it would be doing at the end of 2021. This would include raising rates and changing its balance sheet actions, which doesn’t create a great environment for financial assets.

A second, modern component to monetary policy is the Fed balance sheet. After buying bonds during the pandemic, the Fed has now started shrinking the balance sheet—from a high of almost $9 trillion in early 2022, assets dropped to just under $7.8 trillion toward the end of December 2023.1

Our favorite inflation is wage inflation, not food or gas prices. That is the kind of inflation which is endemic and hard to manage once it takes hold. And wage inflation is above 4%, not near the Fed’s 2% target, so we don’t see a big Fed stimulus. And the silent Fed action of reducing its bond holdings (“quantitative tightening”), continues.

2.	Government Spending: Also Muted

A second bearish factor is that government spending is unlikely to increase next year. The Republicans, in control of the House of Representatives, continue to look to slow government spending. While we probably didn’t sufficiently appreciate the amount of some of the Biden Administration’s spending, like with the environmental Inflation Reduction Act (“IRA”), any such upside surprises are very unlikely in 2024.

3.	Global Growth is at Low Levels

Over the last 20 years, the U.S. and China have been the two main pillars of global growth. But while there are bright spots, China is remarkable now for its economic weakness. The property market recession has helped pull Chinese prices lower year over year and that deflationary force affects the world economy. Other centers of growth like India, Indonesia and Africa are not big enough yet to drive global growth.

Notable

1.	Bonds

While interest rates whipsawed investors in 2023 with a net positive result, our outlook favoring bonds hasn’t changed, which is that they offer attractive risk-adjusted returns compared to equities, given the headwinds discussed above. Now, after the 2022 and 2023 losses, bond investments are offering attractive yields, this has been our favorite asset class to buy and remains our preference. (See What to Buy? Bonds. When? Now.2) As a reference, bonds offered attractive total returns in the 1970s even though that decade was the worst for interest rates in the last 100 years.

1

VANECK ETFs

PRESIDENT’S LETTER

(unaudited) (continued)

2.	Yield Curve

We like to look for market distortions and the most notable one is “yield curve inversion”—long-term interest rates lower than short-term rates. If, and it’s a big “if”, government entities like the Fed are stepping back from the bond markets, then it makes sense for long-term rates to be higher because with greater risk should come greater return. Yield curve inversion is present only about 10% of the time. It’s unusual.

3.	India/Emerging Markets

With the new-found ubiquity and affordability of mobile phones in India, the Internet sector there is well primed to do as well as it has in the U.S., China and other major markets. Digital India seems like a good tactical play, despite higher price/earnings ratios. Emerging markets in general have lagged for so many years that most investors have given up. So many, that 2024 may be their year.

4.	Stores of Value/Real Assets

In March 2023, I “pounded the table” on gold and Bitcoin in a CNBC interview. While those assets have rallied hard since then—again, the market likes to anticipate!—I don’t think this trend is over.

5.	Value stocks

Growth stocks had a shockingly good 2023. Stocks in banks and financials have been beaten up. They are definitely worth a close look. This outlook is discussed in a recent podcast, The Compound & Friends,3 Episode 113, released on October 13, 2023.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for each of the funds for the 12 month period ended December 31, 2023. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck ETF Trust

January 18, 2024

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”.4 Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

[1]	U.S. Federal Reserve: FEDERAL RESERVE Statistical Release, December 28, 2023, https://www.federalreserve.gov/releases/h41/20231228/ .

[2]	VanEck: What to Buy? Bonds. When? Now., https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-what-to-buy-bonds-when-now/ .

[3]	The Compound & Friends, https://podcasts.apple.com/us/podcast/the-new-kings-of-wall-street/id1456467014?i=1000631190860

[4]	VanEck: https://www.vaneck.com/us/en/subscribe/ .
2

VANECK ETFs

MANAGEMENT DISCUSSION

December 31, 2023 (unaudited)

Performance Overview

The VanEck Russia ETF (RSX) and the VanEck Russia Small-Cap ETF (RSXJ) (together, the “Funds”) returned 296.65% and 5.73%, respectively, for the 12 month period ending December 31, 2023.

Market and Fund Review

The large-scale invasion of Ukraine by Russia on February 24, 2022 resulted in a significant decline in the value of Russian securities and currency. The effect of geopolitical affairs and sanctions imposed by the United States and other countries on transactions in Russian equities, and on related clearance and payment systems, have rendered a substantial number of the Funds’ positions illiquid, including many depositary receipts. The Funds’ inability to buy, sell, and take or make delivery of Russian securities has made it impossible to manage the Funds consistent with their investment objectives.

On September 29, 2022, the Board of Trustees of the Trust approved a Plan of Liquidation and Termination of the Funds, contingent on obtaining regulatory relief which was received on December 28, 2022. The Funds were delisted by Cboe BZX Exchange on January 12, 2023, following a prior halting from trading in March 2022. On January 12, 2023, the Funds made an initial liquidating distribution of a portion of their liquid assets, less a reserve to cover operating and liquidation expenses for an extended period of time. In addition, RSX made further liquidating distributions on July 27, 2023 and September 29, 2023. Please see the Notes to the Financial Statements for more information.

In 2023, both RSX and RSXJ earned income on cash reserves maintained by the Funds. For RSX, Fund performance was primarily driven by the ability to exit out of a handful of positions that had been valued at zero or close to zero through negotiated sales and a corporate action event.

3

VANECK RUSSIA ETF

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return
	NAV	SPTR[1]
One Year	296.65%	26.29%
Five Year	(38.26)%	15.69%
Ten Year	(23.27)%	12.03%

[1]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 6 for more information.

4

VANECK RUSSIA SMALL-CAP ETF

PERFORMANCE COMPARISON

December 31, 2023 (unaudited)

Average Annual Total Return
	NAV	SPTR[1]
One Year	5.73%	26.29%
Five Year	(54.44)%	15.69%
Ten Year	(34.39)%	12.03%

[1]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 6 for more information.

5

VANECK ETFs

ABOUT FUND PERFORMANCE

(unaudited)

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. The Funds are in the process of liquidating their assets and winding up their business pursuant to a plan of liquidation (See Note 2).

6

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 to December 31, 2023.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2023 - December 31, 2023(a)
Russia ETF
Actual	$1,000.00	$1,946.00	0.33%	$2.45
Hypothetical (b)	$1,000.00	$1,023.54	0.33%	$1.68
Russia Small-Cap ETF
Actual	$1,000.00	$1,056.10	(4.93)% (c)	$(25.55)
Hypothetical (b)	$1,000.00	$1,050.06	(4.93)% (c)	$(25.47)

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2023), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
(c)	Significant expenses accrued outside of its expense cap in the first six months of the fiscal year were reversed out in the second six months of the fiscal year, resulting in an expense ratio of (4.93)% for the period July 1, 2023 through December 31,2023. The net expense ratio for the second six months would have been 0.67% excluding the reversal of the significant expense.
7

VANECK RUSSIA ETF

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 0.0%
Banks: 0.0%
Sberbank of Russia PJSC ∞	46,050,016	$0
TCS Group Holding Plc (GDR) *∞	1,390,470	0
VTB Bank PJSC *∞	66,877,350,000	0
		0
Consumer Discretionary Distribution & Retail: 0.0%
Ozon Holdings Plc (ADR) * †∞	479,481	0
Consumer Staples Distribution & Retail: 0.0%
X5 Retail Group NV (GDR) *∞	1,970,269	0
Energy: 0.0%
Gazprom PJSC *∞	45,772,138	0
LUKOIL PJSC ∞	2,063,982	0
Novatek PJSC ∞	7,452,940	0
Rosneft Oil Co. PJSC ∞	16,922,345	0
Surgutneftegas PJSC ∞	125,211,510	0
Surgutneftegas PJSC (ADR) *∞	1,364,815	0
Tatneft PJSC (ADR) *∞	3,393,156	0
		0
Financial Services: 0.0%
Moscow Exchange MICEX-RTS PJSC ∞	17,946,312	0
Materials: 0.0%
Alrosa PJSC ∞	33,188,190	0
Evraz Plc *∞	266,000	0
MMC Norilsk Nickel PJSC ∞	529,178	0
MMC Norilsk Nickel PJSC (ADR) *∞	4	0
Novolipetsk Steel PJSC *∞	22,272,460	0
PhosAgro PJSC ∞	705,974	0
PhosAgro PJSC (GDR) ∞	13,644	0
Polyus PJSC (GDR) *∞	1,155,875	0
Raspadskaya OJSC *∞	730,890	0
	Number of Shares	Value
Materials (continued)
Severstal PAO (GDR) *∞	3,405,164	$0
		0
Media & Entertainment: 0.0%
VK IPJSC (GDR) *∞	2,338,938	0
Telecommunication Services: 0.0%
Mobile TeleSystems PJSC ∞	14,853,038	0
Rostelecom PJSC ∞	13,944,591	0
		0
Utilities: 0.0%
Inter RAO UES PJSC ∞	482,502,010	0
Irkutsk Electronetwork Co. JSC *∞	7,410,870	0
		0
Total Common Stocks (Cost: $1,571,215,216)		0

PREFERRED SECURITIES: 0.0% (Cost: $46,034,628)
Energy: 0.0%
Transneft PJSC ∞	20,972	0

Total Investments Before Collateral for Securities Loaned: 0.0% (Cost: $1,617,249,844)		0

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 6.6%
Money Market Fund: 6.6% (Cost: $2,122,500)
State Street Navigator Securities Lending Government Money Market Portfolio	2,122,500	2,122,500
Total Investments: 6.6% (Cost: $1,619,372,344)		2,122,500
Other assets less liabilities: 93.4%		30,264,537
NET ASSETS: 100.0%		$32,387,037

Definitions:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Footnotes:

∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is 0.

See Notes to Financial Statements

8

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Materials	0.0%	$0
Financials	0.0	0
Energy	0.0	0
Communication Services	0.0	0
Utilities	0.0	0
Consumer Discretionary	0.0	0
Consumer Staples	0.0	0
	0.0%	$0

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$—	$—	$0	$0
Preferred Securities *	—	—	0	0
Money Market Fund	2,122,500	—	—	2,122,500
Total Investments	$2,122,500	$—	$0	$2,122,500

*	See Schedule of Investments for industry sector breakouts.

The Adviser has elected to apply a 100% discount for lack of marketability to all Level 3 investments due to the political conditions surrounding Russia. The following tables reconcile the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2023. Transfers in/out of levels are assessed at the beginning of the year (See Note 2):

Common Stock
Balance as of December 31, 2022	$0
Realized gain (loss)	(192,682,375)
Net change in unrealized appreciation (depreciation)	255,469,604
Purchases	0
Sales	(62,787,229)
Transfers in/out of level 3	—
Balance as of December 31, 2023	$0

Preferred Securities
Balance as of December 31, 2022	$0
Realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in/out of level 3	—
Balance as of December 31, 2023	$0

See Notes to Financial Statements

9

VANECK RUSSIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

December 31, 2023

	Number of Shares	Value
COMMON STOCKS: 0.0%
Banks: 0.0%
Credit Bank of Moscow PJSC *∞	21,005,200	$0
Commercial & Professional Services: 0.0%
HeadHunter Group Plc (ADR) *∞	31,919	0
Consumer Discretionary Distribution & Retail: 0.0%
Detsky Mir PJSC 144A *∞	1,155,798	0
M.Video PJSC *∞	110,194	0
		0
Consumer Staples Distribution & Retail: 0.0%
Lenta International Co. PJSC (GDR) *∞	263,199	0
Energy: 0.0%
Sovcomflot PJSC ∞	989,960	0
Financial Services: 0.0%
SFI PJSC ∞	2,663	0
Food, Beverage & Tobacco: 0.0%
NovaBev Group PJSC ∞	11,235	0
Ros Agro Plc (GDR) *∞	77,690	0
		0
Materials: 0.0%
Mechel PJSC *∞	438,883	0
Raspadskaya OJSC *∞	703,205	0
Segezha Group PJSC 144A *∞	8,945,900	0
		0
Real Estate Management & Development: 0.0%
Etalon Group Plc (GDR) *∞	394,873	0
	Number of Shares	Value
Real Estate Management & Development (continued)
LSR Group PJSC ∞	103,574	$0
Samolet Group *∞	16,988	0
		0
Telecommunication Services: 0.0%
Sistema AFK PAO ∞	6,612,640	0
Transportation: 0.0%
Aeroflot PJSC *∞	1,885,382	0
Globaltrans Investment Plc (GDR) *∞	182,773	0
Novorossiysk Commercial Sea Port PJSC ∞	8,972,400	0
		0
Utilities: 0.0%
Mosenergo PJSC ∞	19,492,800	0
OGK-2 PJSC ∞	51,450,600	0
TGC-1 PJSC *∞	1,701,100,000	0
Unipro PJSC *∞	24,734,000	0
		0
Total Common Stocks (Cost: $24,435,670)		0

PREFERRED SECURITIES: 0.0% (Cost: $341,612)
Utilities: 0.0%
Rosseti Lenenergo PJSC ∞	171,506	0

Total Investments: 0.0% (Cost: $24,777,282)		0
Other assets less liabilities: 100.0%		340,045
NET ASSETS: 100.0%		$340,045

Definitions:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Footnotes:

∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.
*	Non-income producing

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $0, or 0.0% of net assets.

Summary of Investments by Sector	% of Investments	Value
Real Estate	0.0%	$0
Materials	0.0	0
Industrials	0.0	0
Utilities	0.0	0
Consumer Discretionary	0.0	0
Financials	0.0	0
Energy	0.0	0
Consumer Staples	0.0	0
Communication Services	0.0	0
	0.0%	$0

See Notes to Financial Statements

10

The summary of inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$—	$—	$0	$0
Preferred Securities *	—	—	0	0
Total Investments	$—	$—	$0	$0

*	See Schedule of Investments for industry sector breakouts.

The Adviser has elected to apply a 100% discount for lack of marketability to all Level 3 investments due to the political conditions surrounding Russia. The following tables reconcile the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2023. Transfers in/out of levels are assessed at the beginning of the year (See Note 2):

Common Stock
Balance as of December 31, 2022	$0
Realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in/out of level 3	—
Balance as of December 31, 2023	$0

Preferred Securities
Balance as of December 31, 2022	$0
Realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in/out of level 3	—
Balance as of December 31, 2023	$0

See Notes to Financial Statements

11

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Russia ETF	Russia Small-Cap ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$—	$—
Short-term investments held as collateral for securities loaned (3)	2,122,500	—
Cash	32,546,825	394,505
Cash denominated in foreign currency, at value (4)	18,058	596
Receivables:
Due from Adviser	—	7,135
Dividends and interest	102,249	1,252
Prepaid expenses	1,370	648
Total assets	34,791,002	404,136
Liabilities:
Payables:
Collateral for securities loaned	2,122,500	—
Deferred Trustee fees	220,449	4,179
Accrued expenses	61,016	59,912
Total liabilities	2,403,965	64,091
NET ASSETS	$32,387,037	$340,045
Shares outstanding	95,900,000	883,318
Net asset value, redemption and offering price per share	$0.34	$0.38
Net Assets consist of:
Aggregate paid in capital	$3,547,337,970	$43,511,742
Total distributable earnings (loss)	(3,514,950,933)	(43,171,697)
NET ASSETS	$32,387,037	$340,045
(1) Value of securities on loan	$—	$—
(2) Cost of investments - Unaffiliated issuers	$1,617,249,844	$24,777,282
(3) Cost of short-term investments held as collateral for securities loaned	$2,122,500	$—
(4) Cost of cash denominated in foreign currency	$17,346	$612

See Notes to Financial Statements

12

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2023

	Russia ETF	Russia Small-Cap ETF
Income:
Dividends	$63,595	$—
Interest	2,069,893	20,979
Securities lending income	27,883	—
Total income	2,161,371	20,979
Expenses:
Professional fees	55,006	49,902
Custody and accounting fees	24,001	24,001
Reports to shareholders	71,000	8,999
Trustees’ fees and expenses	18,441	334
Insurance	6,595	1,630
Interest	27,412	—
Taxes	243	243
Other	995	995
Total expenses	203,693	86,104
Expenses assumed by the Adviser	—	(83,536)
Net expenses	203,693	2,568
Net investment income	1,957,678	18,411

Net realized gain (loss) on:
Investments	(196,757,808)	—
Foreign currency transactions and foreign denominated assets and liabilities	(3)	—
Net realized loss	(196,757,811)	—

Net change in unrealized appreciation (depreciation) on:
Investments	259,547,221	—
Foreign currency translations and foreign denominated assets and liabilities	626	34
Net change in unrealized appreciation (depreciation)	259,547,847	34
Net Increase in Net Assets Resulting from Operations	$64,747,714	$18,445

See Notes to Financial Statements

13

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Russia ETF		Russia Small-Cap ETF
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations:
Net investment income (loss)	$1,957,678	$4,092,150	$18,411	$(77,781)
Net realized loss	(196,757,811)	(115,514,580)	—	(2,278,349)
Net change in unrealized appreciation (depreciation)	259,547,847	(1,868,384,607)	34	(25,639,542)
Net increase (decrease) in net assets resulting from operations	64,747,714	(1,979,807,037)	18,445	(27,995,672)
Distributions to shareholders from:
Distributable earnings	(2,002,429)	—	(19,314)	—
Return of capital	(65,731,741)	—	(50,910)	—
Total distributions	(67,734,170)	—	(70,224)	—
Share transactions*:
Proceeds from sale of shares	—	761,823,584	—	4,207,920
Cost of shares redeemed	—	(122,926,443)	—	—
Increase in net assets resulting from share transactions	—	638,897,141	—	4,207,920
Total decrease in net assets	(2,986,456)	(1,340,909,896)	(51,779)	(23,787,752)
Net Assets, beginning of year	35,373,493	1,376,283,389	391,824	24,179,576
Net Assets, end of year	$32,387,037	$35,373,493	$340,045	$391,824

*Shares of Common Stock Issued (no par value)
Shares sold	—	49,250,000	—	150,000
Shares redeemed	—	(4,800,000)	—	—
Net increase	—	44,450,000	—	150,000

See Notes to Financial Statements

14

VANECK ETF TRUST

STATEMENTS OF CASH FLOWS

For the Year Ended December 31, 2023

	Russia ETF	Russia Small-Cap ETF
Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$64,747,714	$18,445
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Investment securities sold	66,394,121	—
Net realized loss on investments in securities	196,761,785	—
Net change in unrealized (appreciation) depreciation on investments	(259,547,221)	—
(Increase) decrease in assets:
Dividends and interest receivable	(99,950)	(1,252)
Due from Adviser	—	(7,134)
Prepaid expenses	3,141	354
Investment securities sold	2,428,322	—
Increase (decrease) in liabilities:
Due to Adviser	—	(1,158)
Accrued expenses	(80,856)	(22,032)
Deferred trustee fees	44,754	903
Net cash provided by (used for) operating activities	70,651,810	(11,874)

Cash Flows from Financing Activities
Cash dividends paid to shareholders	(67,734,170)	(70,224)
Net cash used for financing activities	(67,734,170)	(70,224)
Net change in cash	2,917,640	(82,098)
Cash at beginning of year	29,647,243	477,199
Cash at end of year	$32,564,883	$395,101
Supplemental disclosure of cash flow information
Interest expense paid during the period	$27,412	$—

See Notes to Financial Statements

15

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Russia ETF
	Year Ended December 31,
	2023	2022		2021	2020	2019

Net asset value, beginning of year	$0.37	$26.75		$23.82	$24.96	$18.79
Net investment income (a)	0.02	0.05		1.39	0.97	1.20
Net realized and unrealized gain (loss) on investments	0.66	(26.43)		3.06	(1.31)	6.39
Total from investment operations	0.68	(26.38)		4.45	(0.34)	7.59
Distributions from:
Net investment income	(0.02)	—		(1.52)	(0.79)	(1.42)
Return of capital	(0.69)	—		—	(0.01)	—
Total distributions	(0.71)	—		(1.52)	(0.80)	(1.42)
Net asset value, end of year	$0.34	$0.37		$26.75	$23.82	$24.96
Total return (b)	296.65%	(98.62)%		18.74%	(1.38)%	40.40%

Ratios to average net assets
Expenses	0.47%	0.60	%(c)	0.56%	0.61%	0.67%
Expenses excluding interest, a portion of depositary receipt fees and taxes (d)	0.41%	0.59	%(c)	0.56%	0.60%	0.65%
Net investment income	4.55%	1.67%		4.99%	4.45%	5.40%
Supplemental data
Net assets, end of year (in millions)	$32	$35		$1,376	$1,621	$1,282
Portfolio turnover rate (e)	0%	4%		20%	25%	15%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	During the period the fund incurred significant expenses outside of its expense cap. Effective March 11, 2022, the Adviser implemented a voluntary waiver of its management fee for the Fund (See Note 4).
(d)	Prior to May 1, 2023, the ratio excludes depositary receipt fees in excess of 0.10% of average daily net assets.
(e)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

16

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Russia Small-Cap ETF
	Year Ended December 31,
	2023	2022		2021	2020	2019

Net asset value, beginning of year	$0.44	$32.97		$36.22	$35.94	$27.61
Net investment income (loss) (a)	0.02	(0.09)		1.12	1.12	1.53
Net realized and unrealized gain (loss) on investments	—	(32.44)		(2.29)	0.74	8.45
Total from investment operations	0.02	(32.53)		(1.17)	1.86	9.98
Distributions from:
Net investment income	(0.02)	—		(2.00)	(1.58)	(1.65)
Return of capital	(0.06)	—		(0.08)	—	—
Total distributions	(0.08)	—		(2.08)	(1.58)	(1.65)
Net asset value, end of year	$0.38	$0.44		$32.97	$36.22	$35.94
Total return (b)	5.73%	(98.66)%		(3.29)%	5.23%	36.17%

Ratios to average net assets
Gross expenses	24.81%	5.34	%(c)	1.08%	1.31%	1.20%
Net expenses	0.74%	4.50	%(c)	0.75%	0.75%	0.77%
Net expenses excluding interest, a portion of depositary receipt fees and taxes (d)	0.67%	4.49	%(c)	0.75%	0.75%	0.75%
Net investment income (loss)	5.30%	(1.77)%		3.01%	3.45%	4.67%
Supplemental data
Net assets, end of year (in millions)	$— (e)	$—	(e)	$24	$32	$35
Portfolio turnover rate (f)	0%	68%		47%	47%	30%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	During the period the fund incurred significant expenses outside of its expense cap. Effective March 11, 2022, the Adviser implemented a voluntary waiver of its management fee for the Fund (See Note 4).
(d)	Prior to May 1, 2023, the ratio excludes depositary receipt fees in excess of 0.08% of average daily net assets.
(e)	Amount is less than $500,000.
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

17

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 1—Fund Organization—VanEck ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust. These financial statements relate only to the investment portfolios listed in the diversification table below (each a “Fund” and, collectively, the “Funds”).

Fund	Diversification Classification

Russia ETF	Non-Diversified
Russia Small-Cap ETF	Non-Diversified

Prior to the Funds’ plan of liquidation (See Note 2), the Funds sought to replicate as closely as possible, before fees and expenses, the price and yield performance of their index. Effective July 31, 2023, the MVIS Russia Index and the MVIS Russia Small-Cap Index were decommissioned. The Fund is in the process of liquidating its assets and winding up its business pursuant to a plan of liquidation.

Note 2—Plan of Liquidation—Russia’s large-scale invasion of Ukraine and the geo-political events that followed have significantly adversely impacted the Funds’ operations since March 2022. The governments of the United States and many other countries imposed economic sanctions on certain Russian individuals and Russian governmental, corporate and banking entities. A number of jurisdictions also instituted broad sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. In response, the government of Russia imposed capital controls to restrict movements of capital entering and exiting the country. As a result, the value and liquidity of Russian securities and its currency have experienced significant declines and increased volatility. The Russian securities markets were closed for a period of time and were reopened on March 24, 2022, but significant trading limitations have remained. There is no assurance that these disruptions will not continue.

As a result, the fair value of Russian securities held by the Funds were valued near or at zero since shortly after the invasion and have rendered virtually all of the Funds’ investments in equity securities, including depositary receipts, illiquid.

On September 29, 2022, the Board of Trustees of the Trust (the Trustees”) unanimously voted to approve a Plan of Liquidation and Termination of the Funds, contingent on receiving any necessary relief from the SEC. On December 28, 2022, the SEC granted exemptive relief to each Fund permitting them to suspend the right of redemption with respect to shares of each Fund and, if necessary, postpone the date of payment of redemption proceeds with respect to redemption orders received but not yet paid until the Funds complete the liquidation of their portfolios and distribute all of their assets to remaining shareholders. Furthermore, because the Funds have been delisted by Cboe BZX Exchange, Inc. in connection with the liquidation of the Funds, the Funds are no longer exchange-traded funds and we do not anticipate that there will be a trading market for your shares. Upon payment of the final liquidating distribution, the Funds will be terminated.

The Funds will not engage in any business or investment activities except for the purposes of winding up their affairs. It is expected that the liquidation of the Funds will take an extended period of time, if circumstances involving Russian securities markets do not improve.

While certain Russian securities held by the Funds have declared dividends, there is no assurance these dividends can be collected by the Funds. As a result, all such dividend receivables related to these Russian securities are valued at $0 as of December 31, 2023.

The Funds may be terminated at any time on a date determined by the Board, even if the Russian securities and depositary receipts have not been sold. Due to the uncertainty involved, there can be no assurance that shareholders will receive any additional liquidating distributions relating to the Russian securities and depositary receipts. The distribution to shareholders of sale proceeds of Russian securities and depositary receipts, if any, will be reduced by expenses related to the sale.

18

Note 3—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A. Security Valuation— The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy. Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

The Board has designated Van Eck Associates Corp. (the “Adviser”) as valuation designee to perform the Funds’ fair value determinations, subject to board oversight and certain reporting and other requirements. The Adviser has adopted policies and procedures reasonably designed to comply with the requirements. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

19

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The holdings of the Funds at December 31, 2023 are restricted from trading and any currency denominated in Rubles cannot be repatriated, therefore the Pricing Committee is currently fair valuing these investments as represented in the Schedule of Investments and deeming all these holdings as a Level 3 in the fair value hierarchy.

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Distributions to Shareholders— In accordance with the Plan of Liquidation and Termination, the Funds may make a series of liquidating distributions at various times. Additionally, until termination, each of the Funds may declare taxable distributions of income (if any) and/or net capital gains, (if any after reduction for capital loss carryforwards) to continue to satisfy the Federal income and excise tax distribution requirements for regulated investment companies.

D.	Currency Translation— Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statements of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations. Any currency denominated in Rubles cannot be repatriated and such currency was valued at $0 as of December 31, 2023.

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Offsetting Assets and Liabilities— In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may receive cash and or securities as collateral for securities lending. For financial reporting purposes, the Funds present securities lending assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Cash collateral received for securities lending in the form of money market fund investments, if any, at
20

December 31, 2023 is presented in the Schedules of Investments and in the Statements of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

G.	Other— Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date.

The Funds earn interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statements of Operations.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 4—Investment Management and Other Agreements—Prior to March 11, 2022, the Adviser received a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. Effective March 11, 2022, the Adviser has implemented a waiver of the Funds’ management fee, which will continue to be in effect while the Funds liquidate. The Adviser may eliminate such management fee waiver in its sole discretion as any time. In addition, the Adviser has temporarily agreed to waive and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, depositary receipt fees, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding the expense limitations listed in the table below. Refer to the Statements of Operations for the amounts waived/assumed by the Adviser for the year ended December 31, 2023.

The management fee rates and expense limitations for the year ended December 31, 2023, are as follows:

Fund	Management Fees*	Expense Limitations
Russia ETF	0.50%	0.62%
Russia Small-Cap ETF	0.50	0.67

*	Fee rates reflected are those in effect before voluntary waivers.

In connection with the Plan of Liquidation (Note 2), the Funds shall bear the expenses incurred in connection with carrying out liquidation, including, but not limited to, printing and legal expenses, audit and tax services fees, and the expenses of reports to shareholders. All such expenses will be considered extraordinary expenses for purposes of any expense limitation in effect with respect to the Fund.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Funds’ distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 5—Capital Share Transactions—As of December 31, 2022, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Since March 2, 2022, VanEck Russia Small-Cap ETF had temporarily suspended new creations of its shares and since March 3, 2022, VanEck Russia ETF had temporarily suspended new creations of its shares. Such suspensions became permanent on December 28, 2022, when the Plan of Liquidation and Termination of the Funds became effective. Prior to December 28, 2022, Fund shares were not individually redeemable and were issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”).

The consideration for the purchase or redemption of Creation Units of the Funds generally consisted of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may have also been substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities were not available in

21

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

sufficient quantity for delivery, or were not eligible for trading by the Authorized Participant. The Funds could have issued Creation Units in advance of receipt of Deposit Securities subject to various conditions, including, for the benefit of the Funds, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may have paid transaction fees directly to the transfer agent. In addition, the Funds could have imposed variable fees on the purchase or redemption of Creation Units for cash, or on transactions effected outside the clearing process, to defray certain transaction costs. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

Note 6—Investments—For the year ended December 31, 2023, purchases and sales of investments (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Russia ETF	$—	$66,394,121

Note 7—Income Taxes—As of December 31, 2023, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Russia ETF	$1,621,009,983	$–	$(1,618,887,483)	$(1,618,887,483)
Russia Small-Cap ETF	25,328,758	–	(25,328,758)	(25,328,758)

At December 31, 2023, the components of total distributable earnings (losses) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	(Accumulated Capital Losses)/ Undistributed Capital Gains	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
Russia ETF	$–	$(1,895,843,713)	$(220,450)	$(1,618,886,770)	$(3,514,950,933)
Russia Small-Cap ETF	–	(17,838,747)	(4,176)	(25,328,774)	(43,171,697)

The tax character of dividends paid to shareholders was as follows:

	December 31, 2023
Fund	Ordinary Income*	Return of Capital
Russia ETF	$2,002,429	$65,731,741
Russia Small-Cap ETF	19,314	50,910

*	Includes distributions from short-term capital gains, if any.

At December 31, 2023, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
Russia ETF	$(303,977,219)	$(1,591,866,494)	$(1,895,843,713)
Russia Small-Cap ETF	(5,643,438)	(12,195,309)	(17,838,747)
22

Each year, the Funds assess the need for any reclassifications due to permanent book to tax differences that affect distributable earnings (losses) and aggregate paid in capital. Net assets are not affected by these reclassifications. During the year ended December 31, 2023, the Funds did not have any reclassifications.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2023, the Funds did not incur any interest or penalties.

Note 8—Principal Risks—Non-diversified funds generally hold securities of fewer issuers than diversified funds (See Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the coronavirus outbreak. Additionally, certain Funds may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

As a result of the current conditions related to Russian securities and Russian markets as outlined in the Plan of Liquidation (Note 2), the Fund is unable to dispose of the Russian securities in its portfolio and the Fund’s portfolio has become illiquid. It is unknown when current restrictions will be lifted. In the event that it becomes possible to dispose of Russian securities, other market participants may attempt to liquidate holdings at the same time as the Fund, and the Fund may be unable to transact at advantageous times or prices.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 9—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which a Trustee can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds of the Trust as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 10—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with the securities lending agent. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs,

23

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statements of Operations. Cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Funds’ Schedules of Investments or Statements of Assets and Liabilities as it is held by the agent on behalf of the Funds. The Funds do not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2023 is presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. The following is a summary of the Funds’ remaining securities on loan and related collateral as of December 31, 2023:

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
Russia ETF	$–	$2,122,500	$6,159,597	$8,282,097

The following table presents money market fund investments held as collateral by type of security on loan as of December 31, 2023:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statements of Assets and Liabilities
Fund	Equity Securities
Russia ETF	$2,122,500
* Remaining contractual maturity: overnight and continuous

Note 11—New Regulatory Requirements— On October 26, 2022, the Securities and Exchange Commission (SEC) adopted rule and form amendments that require mutual funds and exchange-traded funds (ETFs) that are registered on Form N-1A to prepare and transmit tailored unaudited annual and semi-annual shareholder reports (TSRs), that highlight key information to investors, within 60 days of period-end. The new TSRs will be prepared separately for each fund.

In connection with these amendments, certain information that was previously disclosed in fund shareholder reports will instead be made available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR.

The SEC also amended Rule 30e-3 under the Investment Company Act, to require mutual funds and ETFs to provide TSRs directly to investors by mail (unless an investor elects electronic delivery). These rules are effective January 24, 2023, and the compliance date is July 24, 2024.

24

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of VanEck ETF Trust and Shareholders of VanEck Russia ETF and VanEck Russia Small-Cap ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting VanEck ETF Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations, of changes in net assets and of cash flows for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of December 31, 2023, the results of each of their operations, the changes in each of their net assets, each of their cash flows and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Funds
VanEck Russia ETF (1)
VanEck Russia Small-Cap ETF (1)

(1) Statement of operations and statement of cash flows for the year ended December 31, 2023 and statement of changes in net assets and financial highlights for the years ended December 31, 2023 and 2022.

The financial statements of the Funds as of and for the year ended December 31, 2021, and the financial highlights for each of the periods ended on or prior to December 31, 2021 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 28, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

25

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

Emphasis of Matter

As discussed in Note 2 to the financial statements, due to the Russia invasion of Ukraine, the Board unanimously voted to close and liquidate the Funds, and management is in process of executing its liquidation plan.

/s/PricewaterhouseCoopers LLP
New York, New York
February 27, 2024

We have served as the auditor of one or more investment companies in the VanEck Funds complex since 2022.

26

VANECK ETF TRUST

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2023. Please consult your tax advisor for proper treatment of this information:

Fund	Ticker	Payable	Ordinary Income Amount Paid Per Share	Return of Capital (a)	Total Distribution Per Share
Russia ETF	RSX	Various	$0.0209	$0.6854	$0.7063
Russia Small-Cap ETF	RSXJ	Various	0.0219	0.0576	0.0795

Fund	Ticker	Payable	Section 163(j) - Interest Dividends as a % of the Total Ordinary Income Distribution (b)	Qualified Interest Income (QII) as a % of the Total Ordinary Income Distribution (c)	Federal Obligation Interest as a Percentage of the Total Distribution (d)
Russia ETF	RSX	Various	98.67%	98.67%	22.08%
Russia Small-Cap ETF	RSXJ	Various	100.00%	100.00%	23.91%

(a) A return of capital is not considered taxable income to shareholders. Shareholders who received these distributions should not include these amounts in taxable income and should treat them as a reduction of the cost basis of the applicable shares upon which these distributions were paid. In order to compute the required adjustment to cost basis, a shareholder should use the more detailed information provided on Form 8937 - Organizational Actions Affecting Basis provided on the funds’ website at www.vaneck.com.

(b) These amounts represent distributions paid during the taxable year ended December 31, 2023 that are eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder. To treat a dividend as interest income, shareholders must have held shares on which the dividend was paid for at least 180 days during the 361-day period surrounding the ex-dividend date of the distribution.

(c) These amounts represent distributions paid during the taxable year ended December 31, 2023 that were considered to be Qualified Interest Income (“QII”) distributions. The QII distributions may be exempt from United States withholding tax when distributed to non-U.S. shareholders with proper documentation.

(d) Certain states may exempt the portion of dividends derived from assets backed by the full faith and credit of the U.S. Government.

27

VANECK ETFs

BOARD OF TRUSTEES AND OFFICERS

December 31, 2023 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

David H. Chow, 1957*†	Trustee	Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	72	Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Investment Committee. Formerly, Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	72	Formerly, Trustee, First Eagle Senior Loan Fund, March 2017 to December 2021; and Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	83	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Chairperson Trustee	Since 2022 Since 2012	Global Lead Partner, Financial Services Strategy, Accenture, January 2021 to present; Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to December 2021.	72	Formerly, Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	83	Director, Food and Friends, Inc., 2013 to present; Board Member, The Arc Foundation of the US, 2022 to present; Chairman, Lifetime Care Services, LLC, 2023 to present.

Interested Trustee

Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	83	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
28

[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Vice President and Assistant Secretary	Vice President (Since 2023); Assistant Secretary (Since 2016)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Managing Director, Legg Mason, Inc.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Asia - Business Development of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

Lisa A. Moss, 1965	Assistant Vice President and Assistant Secretary	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Senior Counsel, Perkins Coie LLP.

Arian Neiron, 1979	Vice President	Since 2018	CEO (since 2021) & Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.
29

VANECK ETFs

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
30

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	RUSSIAAR

Item 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	The Registrant’s code of ethics is reasonably described in this Form N-CSR.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that David Chow, Laurie A. Hesslein, R. Alastair Short, Peter Sidebottom and Richard Stamberger, members of the Audit Committee, are “audit committee financial experts” and “independent” as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and 4(g) are for the Funds of the Registrant for which the fiscal year end is December 31.

(a)	Audit Fees. The aggregate Audit Fees of PricewaterhouseCoopers LLP for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2023 and December 31, 2022, were $564,525 and $544,095, respectively.

(b)	Audit-Related Fees. Not applicable.

(c)	Tax Fees. The aggregate Tax Fees of PricewaterhouseCoopers LLP for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended December 31, 2023 and December 31, 2022, were $243,000 and $243,500 respectively.

(d)	All Other Fees

None.

(e)	The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)	Not applicable.

(g)	Non-audit fees. The aggregate non-audit fees of PricewaterhouseCoopers LLP for professional services rendered and billed to the registrant’s investment adviser, and entities controlled by, or under common control with the adviser that provide ongoing services to the registrant for the fiscal years ended December 31, 2023 and December 31, 2022, were $47,365 and $0 respectively.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entities controlled by, or under common control with the investment adviser that provide ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant’s Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)) consisting of five Independent Trustees. Ms. Hesslein and Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee. Ms. Hesslein is the Chairwoman of the Audit Committee.

Item 6.	SCHEDULE OF INVESTMENTS.

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	EXHIBITS.

(a)(1)	The code of ethics is attached as EX-99.CODE ETH

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK ETF TRUST

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date	March 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jan F. van Eck, CEO

Date	March 7, 2024

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date	March 7, 2024